Exhibit 10.1
EXECUTION COPY

CREDIT AGREEMENT
among
RSC HOLDINGS II, LLC,
RSC HOLDINGS III, LLC,
RSC EQUIPMENT RENTAL, INC.,
RSC EQUIPMENT RENTAL OF CANADA LTD.,
EACH OTHER BORROWER PARTY HERETO,
VARIOUS LENDERS,
DEUTSCHE BANK AG NEW YORK BRANCH,
as U.S. Administrative Agent and U.S. Collateral Agent,
DEUTSCHE BANK AG CANADA BRANCH,
as Canadian Administrative Agent and Canadian Collateral Agent,
WELLS FARGO CAPITAL FINANCE, LLC and BANK OF AMERICA, N.A.,
as Co-Syndication Agents,
GENERAL ELECTRIC CAPITAL CORPORATION,
as Senior Managing Agent,
and
J.P. MORGAN SECURITIES LLC
and
BARCLAYS CAPITAL,
as Joint Book Runners,
Dated as of February 9, 2011

DEUTSCHE BANK SECURITIES INC.,
WELLS FARGO CAPITAL FINANCE, LLC
and
BANC OF AMERICA SECURITIES LLC,
as Joint Lead Arrangers and Joint Book Managers

Table of Contents

Section 1. Definitions	2
1.1 Defined Terms	2
1.2 Other Definitional Provisions	62

Section 2. Amount and Terms of Commitments	62
2.1 RCF Commitments	62
2.2 Procedure for Borrowings	67
2.3 Termination or Reduction of Commitments	69
2.4 Swing Line Commitments	69
2.5 Repayment of Loans	72
2.6 Incremental Credit Extensions	74
2.7 Extensions of Incremental Term Loans and RCF Commitments	78
2.8 Defaulting Lenders	83
2.9 Sponsor Affiliate Incremental Term Loan Purchases	85

Section 3. Letters of Credit	86
3.1 L/C Commitment	86
3.2 Procedure for Issuance of Letters of Credit	88
3.3 Fees, Commissions and Other Charges	89
3.4 L/C Participations	90
3.5 Reimbursement Obligation of the Borrowers	91
3.6 Obligations Absolute	91
3.7 L/C Payments	92
3.8 L/C Request	93
3.9 Additional Issuing Lenders	93
3.10 Provisions Related to Extended RCF Commitments	93

Section 4. General Provisions Applicable to Loans and Letters of Credit	94
4.1 Interest Rates and Payment Dates	94
4.2 Conversion and Continuation Options	96
4.3 Minimum Amounts of Sets	97
4.4 Optional and Mandatory Prepayments	97
4.5 Commitment Fees; U.S. Administrative Agent’s Fee; Other Fees	102
4.6 Computation of Interest and Fees	103
4.7 Inability to Determine Interest Rate	108
4.8 Pro Rata Treatment and Payments	108
4.9 Illegality	111
4.10 Requirements of Law	111
4.11 Taxes	113
4.12 Indemnity	117
4.13 Certain Rules Relating to the Payment of Additional Amounts	118
4.14 Controls on Prepayment if Aggregate Outstanding RCF Credit Exceeds Aggregate RCF Commitments	120
4.15 Cash Receipts	120

i

Tables of Contents
(continued)

Section 5. Representations and Warranties	125
5.1 Financial Condition	125
5.2 No Change; Solvent	125
5.3 Corporate Existence	126
5.4 Corporate Power; Authorization; Consents; Enforceable Obligations	126
5.5 No Legal Bar	127
5.6 No Material Litigation	127
5.7 No Default	127
5.8 Ownership of Property; Liens	127
5.9 Intellectual Property	127
5.10 Compliance With Requirements of Law and Contractual Obligations	127
5.11 Taxes	128
5.12 Federal Regulations	128
5.13 ERISA	128
5.14 Collateral	129
5.15 Investment Company Act; Other Regulations	130
5.16 Subsidiaries	130
5.17 Purpose of Loans	130
5.18 Environmental Matters	130
5.19 True and Correct Disclosure	131
5.20 Labor Matters	132
5.21 Insurance	132
5.22 Eligible Accounts and Eligible Unbilled Accounts	132
5.23 Eligible Rental Fleet	132
5.24 Eligible Inventory	132
5.25 Anti-Terrorism	132
5.26 Capitalization	132
5.27 Rental Fleet; Business of the Credit Parties	133

Section 6. Conditions Precedent	133
6.1 Conditions to Initial Extension of Credit	133
6.2 Conditions to Each Extension of Credit	138

Section 7. Affirmative Covenants	138
7.1 Financial Statements	139
7.2 Certificates; Other Information	140
7.3 Payment of Obligations	141
7.4 Conduct of Business and Maintenance of Existence	142
7.5 Maintenance of Property; Insurance	142
7.6 Inspection of Property; Books and Records; Discussions	143
7.7 Notices	144
7.8 Environmental Laws	146
7.9 New Subsidiaries; Additional Security; Further Assurances	147
7.10 Maintenance of New York Process Agent	150

Tables of Contents
(continued)

Section 8. Negative Covenants	150
8.1 Financial Condition Covenants	150
8.2 Limitation on Indebtedness	151
8.3 Limitation on Liens	155
8.4 Limitation on Guarantee Obligations	157
8.5 Limitation on Fundamental Changes	159
8.6 Limitation on Sale of Assets	160
8.7 Limitation on Dividends	161
8.8 Limitation on Investments, Loans and Advances	163
8.9 Limitations on Certain Acquisitions	166
8.10 Limitation on Transactions with Affiliates	167
8.11 Limitation on Sale and Leaseback Transactions	169
8.12 Limitation on Dispositions of Collateral	169
8.13 Limitation on Optional Payments and Modifications of Debt Instruments and Other Documents	169
8.14 Limitation on Changes in Fiscal Year	171
8.15 Limitation on Negative Pledge Clauses	171
8.16 Limitation on Lines of Business	172
8.17 Limitations on Currency, Commodity and Other Hedging Transactions	173
8.18 Limitation on Certain Restrictions on Subsidiaries	173

Section 9. Events of Default	175

Section 10. The Agents And The Lead Arrangers	179
10.1 Appointment	179
10.2 Delegation of Duties	180
10.3 Exculpatory Provisions	181
10.4 Reliance by Agents	181
10.5 Notice of Default	182
10.6 Acknowledgements and Representations by Lenders	182
10.7 Indemnification	183
10.8 Agents and Lead Arrangers in Their Individual Capacity	183
10.9 Collateral Matters	184
10.10 Successor Agent	185
10.11 Lead Arrangers and Syndication Agent	186
10.12 Withholding Tax	186

Section 11. Miscellaneous	186
11.1 Amendments and Waivers	186
11.2 Notices	189
11.3 No Waiver; Cumulative Remedies	191
11.4 Survival of Representations and Warranties	191
11.5 Payment of Expenses and Taxes	191
11.6 Successors and Assigns; Participations and Assignments	192
11.7 Adjustments; Set-off; Calculations; Computations	197

Tables of Contents
(continued)

11.8 Judgment Currency	198
11.9 Counterparts	199
11.10 Severability	199
11.11 Integration	199
11.12 GOVERNING LAW	199
11.13 Submission To Jurisdiction; Waivers	199
11.14 Acknowledgments	200
11.15 WAIVER OF JURY TRIAL	201
11.16 Confidentiality	201
11.17 USA Patriot Act Notice	202
11.18 INTERCREDITOR AGREEMENT	202
11.19 Special Provisions Regarding Pledges of Capital Stock in, and Promissory Notes Owed by, Persons Not Organized in the U.S. or Canada	203
11.20 Joint and Several Liability; Postponement of Subrogation	203
11.21 Reinstatement	205
11.22 Language	206

Section 12. Holdings Guaranty	206
12.1 Guaranty	206
12.2 Bankruptcy	207
12.3 Nature of Liability	207
12.4 Independent Obligation	207
12.5 Amendments, etc. with respect to the Obligations	207
12.6 Reliance	208
12.7 No Subrogation	208
12.8 Waiver	208
12.9 Payments	209
12.10 Maximum Liability	209
SCHEDULES

A	—	Commitments and Addresses
B	—	Fiscal Periods
C	—	Rental Fleet Locations
D	—	Existing Indebtedness
3.1(a)	—	Existing Letters of Credit
4.15(a)	—	DDAs
4.15(b)	—	Credit Card Arrangements
4.15(c)	—	Blocked Accounts
5.2	—	Material Adverse Effect Disclosure
5.4	—	Consents Required
5.8	—	Real Property
5.9	—	Intellectual Property Claims
5.16	—	Subsidiaries

Tables of Contents
(continued)

5.18	—	Environmental Matters
5.21	—	Insurance
6.1(f)	—	Lien Searches
8.3(j)	—	Permitted Liens
8.4(a)	—	Permitted Guarantee Obligations
8.6(j)	—	Permitted Asset Sales
8.8(c)	—	Permitted Investments
8.10(v)	—	Permitted Transactions with Affiliates
8.11(b)	—	Sale and Leaseback Real Properties
EXHIBITS

A-1	—	Form of RCF Note
A-2	—	Form of Swing Line Note
B	—	Form of Swing Line Loan Participation Certificate
C	—	Form of L/C Request
D	—	Form of U.S. Tax Compliance Certificate
E-1	—	Intercreditor Agreement
E-2	—	Intercreditor Agreement Amendment
F-1	—	Form of Canadian Guarantee Agreement
F-2	—	Form of U.S. Guarantee and Collateral Agreement
F-3	—	Form of Canadian Security Agreement
G	—	Form of Closing Certificate
H	—	Form of Borrowing Certificate
I	—	Form of Borrowing Base Certificate
J	—	Form of Borrower Joinder Agreement
K	—	Form of Intercompany Subordination Provisions
L	—	Form of Assignment and Acceptance

v

          CREDIT AGREEMENT, dated as of February 9, 2011, among RSC HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), RSC HOLDINGS III, LLC, a Delaware limited liability company (the “Parent Borrower”), RSC EQUIPMENT RENTAL, INC., an Arizona corporation (“RSC”), RSC EQUIPMENT RENTAL OF CANADA LTD., a corporation incorporated and existing under the laws of the Province of Alberta (“RSC Canada”), the several banks and other financial institutions from time to time parties to this Agreement, DEUTSCHE BANK AG NEW YORK BRANCH, as U.S. administrative agent and U.S. collateral agent for the Lenders hereunder (in such capacities, respectively, the “U.S. Administrative Agent” and the “U.S. Collateral Agent”), DEUTSCHE BANK AG CANADA BRANCH, as Canadian administrative agent and Canadian collateral agent for the Lenders hereunder (in such capacities, respectively, the “Canadian Administrative Agent” and the “Canadian Collateral Agent”), WELLS FARGO CAPITAL FINANCE, LLC and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, the “Co-Syndication Agents”), GENERAL ELECTRIC CAPITAL CORPORATION, as senior managing agent, and J.P. MORGAN SECURITIES LLC and BARCLAYS CAPITAL, as joint book runners. All capitalized terms used herein and defined in subsection 1.1 are used herein as therein defined.
          The parties hereto hereby agree as follows:
W I T N E S S E T H:
          WHEREAS, Holdings, the Parent Borrower, RSC, RSC Canada, the banks and other financial institutions from time to time parties thereto, DBNY, as the U.S. administrative agent, DBCB, as the Canadian administrative agent, Citicorp North America, Inc., as syndication agent and Bank of America, N.A., LaSalle Business Credit, LLC and Wachovia Capital Finance Corporation (Western), as co-documentation agents are parties to that certain credit agreement, dated as of November 27, 2006 (as amended, amended and restated, supplemented and/or otherwise modified, the “Existing Credit Agreement”) pursuant to which the lenders agreed to make term and revolving loans and participate in letters of credit as provided therein (collectively, the “Existing Credit Agreement Indebtedness”);
          WHEREAS, the Existing Credit Agreement was amended on June 26, 2009 (the “Existing First Amendment”) to permit the co-issuance of First Lien Last Out Notes by the Parent Borrower and RSC, the Net Cash Proceeds of which were applied to refinance outstanding indebtedness under the Existing Credit Agreement and the holders of which were secured by a Lien on certain of the Collateral pursuant to the First Lien Last Out Security Documents, which Lien ranked junior to the Lien on the Collateral pursuant to the Security Documents (as defined in the Existing Credit Agreement);
          WHEREAS, in order to induce the banks and other financial institutions party thereto to enter into the Existing First Amendment, the Parent Borrower and RSC agreed to enter into the Intercreditor Agreement to evidence the lien subordination, intercreditor and other provisions set forth therein;
          WHEREAS, the parties hereto have agreed to enter into this Agreement to Refinance (as defined in the Intercreditor Agreement) the Existing Credit Agreement Indebtedness in accordance with Section 5.3(a) of the Intercreditor Agreement without affecting the lien subordination, intercreditor or other provisions set forth therein in any way whatsoever; and
          WHEREAS, in order to (i) fund the Transaction and (ii) finance the working capital and other business requirements and other general corporate purposes of the Parent Borrower and its Subsidiaries following the consummation of the Transaction, the U.S. Borrowers and the Canadian Borrowers have requested that the Lenders make the Loans and issue and participate in the Letters of Credit provided for herein;
          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:
          Section 1. Definitions.
          1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
          “2014 Senior Notes”: 9.5% Senior Notes due 2014 of the Parent Borrower and RSC issued pursuant to the 2014 Senior Note Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2014 Senior Note Documents”: the 2014 Senior Note Indenture, the 2014 Senior Notes and each other document or agreement relating to the issuance of the 2014 Senior Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2014 Senior Note Indenture”: the Indenture, dated November 27, 2006, among the Parent Borrower and RSC, as co-issuers, the guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2019 Senior Notes”: 10.25% Senior Notes due 2019 of the Parent Borrower and RSC issued pursuant to the 2019 Senior Note Indenture, as the same may be exchanged for substantially similar senior unsecured notes that have been registered under the Securities Act or that otherwise do not contain a restrictive legend, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2019 Senior Note Documents”: the 2019 Senior Note Indenture, the 2019 Senior Notes and each other document or agreement relating to the issuance of the 2019 Senior Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2019 Senior Note Indenture”: the Indenture, dated November 17, 2009, among the Parent Borrower and RSC, as co-issuers, the guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2021 Senior Notes”: 8.25% Senior Notes due 2021 of the Parent Borrower and RSC issued pursuant to the 2021 Senior Note Indenture, as the same may be exchanged for substantially similar senior unsecured notes that have been registered under the Securities Act or that otherwise do not contain a restrictive legend, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2021 Senior Note Documents”: the 2021 Senior Note Indenture, the 2021 Senior Notes and each other document or agreement relating to the issuance of the 2021 Senior Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “2021 Senior Note Indenture”: the Indenture, dated January 19, 2011, among the Parent Borrower and RSC, as co-issuers, the guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “ABR”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: “Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by the U.S. Administrative Agent (or another bank of recognized standing reasonably selected by the U.S. Administrative Agent and reasonably satisfactory to the Parent Borrower) as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the U.S. Administrative Agent in connection with extensions of credit to debtors). “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the U.S. Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.
          “ABR Loans”: Loans the rate of interest applicable to which is based upon the ABR or, with respect to Canadian RCF Loans, the Canadian Prime Rate.
          “Acceleration”: as defined in subsection 9(e).
          “Account Debtor”: each Person who is obligated on an Account, chattel paper or a General Intangible.

          “Accounts”: as defined in the UCC or (to the extent governed thereby) the PPSA as in effect from time to time or (to the extent governed by the Civil Code of Québec) all “claims” for the purposes of the Civil Code of Québec; and, with respect to any Person, all such Accounts of such Person, whether now existing or existing in the future, including (a) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the U.S. Administrative Agent), including all accounts created by or arising from all of such Person’s sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (b) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (c) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (d) all reserves and credit balances held by such Person with respect to any such accounts receivable of any Obligors, (e) all letters of credit, guarantees or collateral for any of the foregoing and (f) all insurance policies or rights relating to any of the foregoing.
          “Additional Intercreditor Agreement”: as defined in subsection 10.9(b). “Additional Lender”: as defined in subsection 2.6(d).
          “Adjustment Date”: each date after September 30, 2011 that is the second Business Day following receipt by the Lenders of both (a) the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, for the most recently completed fiscal period and (b) the related compliance certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.
          “Administrative Agent”: the U.S. Administrative Agent and/or the Canadian Administrative Agent, as the context may require.
          “Affected Loans”: as defined in subsection 4.9.
           “Affected Rate”: as defined in subsection 4.7.
          “Affiliate”: as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
          “Agent Advance”: as defined in subsection 2.1(d).
           “Agent Advance Period”: as defined in subsection 2.1(d).
          “Agents”: the collective reference to the U.S. Administrative Agent, the U.S. Collateral Agent, the Canadian Administrative Agent and the Canadian Collateral Agent.
          “Aggregate Canadian RCF Lender Exposure”: the sum of (a) the aggregate principal amount of all Canadian RCF Loans (using the Dollar Equivalent thereof in the case of Canadian RCF Loans denominated in Canadian Dollars) then outstanding (including any

Canadian RCF Loans made pursuant to any Canadian RCF Commitment Increase or any Extended Canadian RCF Commitment) and (b) the aggregate amount of all Canadian RCF L/C Obligations (using the Dollar Equivalent thereof in the case of Canadian RCF L/C Obligations denominated in Canadian Dollars) at such time.
          “Aggregate Outstanding RCF Credit”: as to any RCF Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all RCF Loans made by such RCF Lender then outstanding, (b) the aggregate amount equal to such RCF Lender’s U.S. RCF Letter of Credit Exposure and Canadian RCF Letter of Credit Exposure at such time and (c) the aggregate amount equal to such RCF Lender’s Swing Line Loan Exposure, if any, at such time.
          “Aggregate U.S. RCF Lender Exposure”: the sum of (a) the aggregate principal amount of all U.S. RCF Loans then outstanding (including any U.S. RCF Loans made pursuant to any U.S. RCF Commitment Increase or any Extended U.S. RCF Commitment), (b) the aggregate amount of all U.S. RCF L/C Obligations at such time and (c) the aggregate principal amount of the Swing Line Loans then outstanding.
          “Agreement”: this Credit Agreement, as amended, supplemented, waived or otherwise modified, from time to time (including, for the avoidance of doubt, pursuant to any Incremental Amendment or Extension Amendment).
          “Amendment”: as defined in subsection 8.18(c).
          “Applicable Margin”: the rate per annum determined as follows: during the period from the Closing Date until (but not including) the first Adjustment Date, in the case of RCF Loans, maintained as (x) ABR Loans (including Swing Line Loans), 1.50% per annum, (y) Eurocurrency Loans, 2.50% per annum, and (z) Bankers’ Acceptance Loans, 2.50% per annum. The Applicable Margins for (x) RCF Loans (including Swing Line Loans) will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading “Applicable Margin for RCF Loans Maintained as ABR Rate ABR Loans and Swing Line Loans”, “Applicable Margin for RCF Loans Maintained as Canadian Prime Rate ABR Loans”, or “Applicable Margin for RCF Loans Maintained as Eurocurrency Loans and Bankers’ Acceptance Loans”, in each case on the applicable Pricing Grid which corresponds to the Consolidated Leverage Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter or year most recently preceding such Adjustment Date for which financial statements have been delivered pursuant to subsection 7.1(a) or 7.1(b); provided that in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then:
     (1) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Applicable Margin as so increased;
     (2) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and certificate actually are delivered; and
     (3) if such financial statements and certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two (2) Business Days following the date upon which they actually are delivered, the Applicable Margin shall be 1.75% per annum, in the case of ABR Loans, 2.75% per annum, in the case of Eurocurrency Loans and 2.75% per annum, in the case of Bankers’ Acceptance Loans (it being understood that the foregoing shall not limit the rights of the Agents and the Lenders set forth in Section 9).
In addition, at all times while an Event of Default known to the Parent Borrower shall have occurred and be continuing, the Applicable Margin shall not decrease from that previously in effect as a result of the delivery of such financial statements and certificate.
Notwithstanding the foregoing, (x) the Applicable Margin in respect of any Tranche of Incremental Term Loans shall be the applicable percentages per annum set forth in the relevant Incremental Amendment, (y) the Applicable Margin in respect of any Tranche of Extended Incremental Term Loans or any RCF Loans made pursuant to any Tranche of Extended RCF Commitments shall be the applicable percentages per annum set forth in the relevant Extension Amendment and (z) the Applicable Margin shall be increased as, and to the extent, necessary to comply with the provisions of subsection 2.7(b).
          “Approved Fund”: any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
          “Asset Sale”: any sale, issuance, conveyance, transfer, lease or other disposition (including through a Sale and Leaseback Transaction) (a “Disposition”) by Holdings or any of its Subsidiaries (other than sales of Inventory or Equipment in the ordinary course of business), in one or a series of related transactions, of any real or personal, tangible or intangible, property (including Capital Stock) of Holdings or such Subsidiary to any Person.
          “Assignee”: as defined in subsection 11.6(b).
          “Assignment and Acceptance”: an Assignment and Acceptance, substantially in the form of Exhibit L.

          “Availability Reserves”: without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves, subject to subsection 2.1(c), as the respective Administrative Agent, in its Permitted Discretion, determines as being appropriate to reflect any impediments to the realization upon the Collateral consisting of Eligible Accounts, Eligible Unbilled Accounts, Eligible Rental Fleet or Eligible Inventory included in the U.S. Borrowing Base or Canadian Borrowing Base (including claims that the Agents determine will need to be satisfied in connection with the realization upon such Collateral).
          “Available Canadian RCF Commitment”: as to any Canadian RCF Lender at any time, an amount equal to the excess, if any, of (a) the lesser of (i) the amount of such Canadian RCF Lender’s Canadian RCF Commitment at such time and (ii) the sum of (A) the amount equal to such Canadian RCF Lender’s Canadian RCF Commitment Percentage of the Canadian Borrowing Base and (B) the amount equal to such Canadian RCF Lender’s Canadian RCF Commitment Percentage of the U.S. Borrowing Base over (b) the sum of (i) the aggregate unpaid principal amount at such time of all Canadian RCF Loans made by such Canadian RCF Lender and (ii) an amount equal to such Canadian RCF Lender’s Canadian RCF Letter of Credit Exposure at such time; collectively, as to all the Canadian RCF Lenders, the “Available Canadian RCF Commitments”.
          “Available RCF Commitments”: without duplication of amounts calculated thereunder, the Available Canadian RCF Commitments and the Available U.S. RCF Commitments.
          “Available U.S. RCF Commitment”: as to any U.S. RCF Lender, at any time, an amount equal to the excess, if any, of (a) the lesser of (i) the amount of such U.S. RCF Lender’s U.S. RCF Commitment at such time and (ii) the amount equal to such U.S. RCF Lender’s U.S. RCF Commitment Percentage of the U.S. Borrowing Base over (b) the sum of (i) such U.S. RCF Lender’s Individual U.S. RCF Lender Exposure, (ii) the amount equal to such U.S. RCF Lender’s U.S. RCF Commitment Percentage of the amount by which all Extensions of Credit to the Canadian Borrowers exceed the Canadian Borrowing Base, (iii) the amount equal to such U.S. RCF Lender’s U.S. RCF Commitment Percentage of the amount of all Canadian RCF Loans made to the U.S. Borrowers and (iv) the amount equal to such U.S. RCF Lender’s U.S. RCF Commitment Percentage of the outstanding Extensions of Credit to Canadian Finco; collectively, as to all the U.S. RCF Lenders, the “Available U.S. RCF Commitments”.
          “Average RCF Loan Utilization”: on each date on which the commitment fee payable pursuant to subsection 4.5(a) is being calculated, the average of the daily quotient of (i) the sum of (x) the Aggregate Canadian RCF Lender Exposure plus (y) the Aggregate U.S. RCF Lender Exposure (excluding any portion of Aggregate U.S. RCF Lender Exposure resulting from any outstanding Swing Line Loans) calculated on each date of the three-month period immediately preceding such date, divided by (ii) the sum of (x) the Total Canadian RCF Commitments plus (y) the Total U.S. RCF Commitments, in each case on each such date.
          “B/A Instruments”: collectively, Bankers’ Acceptances, Drafts and Discount Notes and, in the singular, any one of them.

          “BA Fee”: the amount calculated by multiplying the face amount of each Bankers’ Acceptance accepted by, and each Draft purchased but not accepted by, a Canadian RCF Lender hereunder by the rate for the BA Fee specified in the Pricing Grid, and then multiplying the result by a fraction, the numerator of which is the duration of its term on the basis of the actual number of days to elapse from and including the date of acceptance of a Bankers’ Acceptance, or date of purchase of such Draft, by the Canadian RCF Lender up to but excluding the maturity date of the Bankers’ Acceptance and the denominator of which is 365.
          “BA Proceeds”: in respect of any Bankers’ Acceptance to be accepted by, or any Draft to be purchased but not accepted by, a Canadian RCF Lender hereunder, an amount calculated on the applicable Borrowing Date which is (rounded to the nearest full cent, with one half of one cent being rounded up) equal to the face amount of such Bankers’ Acceptance multiplied by the price, where the price is calculated by dividing one by the sum of one plus the product of (i) the BA Rate applicable thereto expressed as a decimal fraction multiplied by (ii) a fraction, the numerator of which is the term of such Bankers’ Acceptance and the denominator of which is 365, which calculated price will be rounded to the nearest multiple of 0.001%.
          “BA Rate”: with respect to an issue of Bankers’ Acceptances or Drafts in Canadian Dollars with the same maturity date, (a) for a Schedule I Lender, (i) the arithmetic average of the discount rates (calculated on an annual basis and rounded to the nearest whole multiple of 1/100 of 1%) applicable to bankers’ acceptances having an identical or comparable term as the proposed Bankers’ Acceptance or Draft displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuter Monitor Money Rates Service as at or about 10:00 A.M. on such day (or, if such day is not a Business Day, as of 10:00 A.M. on the immediately preceding Business Day), or (ii) if such rates do not appear on the CDOR Page at such time and on such date, the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) as of 10:00 A.M. on such day at which such Lender is then offering to purchase Bankers’ Acceptances accepted by it having such specified term (or a term as closely as possible comparable to such specified term) and (b) for a Lender which is not a Schedule I Lender, the lesser of (i) the arithmetic average of the annual discount rates for bankers’ acceptances for such term quoted by such Lender at or about 10:00 A.M. and (ii) the annual discount rate applicable to Bankers’ Acceptances and Drafts as determined for the Schedule I Lender in (a) above for the same Bankers’ Acceptances issue plus 10 basis points.
           “Bankers’ Acceptance”: a Draft drawn by a Canadian Borrower and accepted by a Canadian RCF Lender pursuant to subsection
4.6(c)(iv).
          “Bankers’ Acceptance Loans”: (i) the creation and acceptance of Bankers’ Acceptances; or (ii) the creation and purchase of completed Drafts and the exchange of such Drafts for Discount Notes, in each case as contemplated in subsection 2.1(b) and subsection 4.6(c)(iv).
          “Bankruptcy Proceedings”: as defined in subsection 11.6(h).
          “Benefited Lender”: as defined in subsection 11.7(a).

          “Blocked Account Agreement”: as defined in subsection 4.15(c).
          “Blocked Accounts”: as defined in subsection 4.15(c).
          “BOA”: Banc of America Securities LLC, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.
          “Board”: the Board of Governors of the Federal Reserve System.
          “Borrower Joinder Agreement”: a Joinder Agreement in the form of Exhibit J.
          “Borrowers”: the U.S. Borrowers, the Canadian Borrowers and from and after such date as when it executes and delivers to the Administrative Agent a Borrower Joinder Agreement, Canadian Finco.
          “Borrowing”: the borrowing of one Type of Loan of a single Tranche by the U.S. Borrowers (on a joint and several basis), the Canadian Borrowers (on a joint and several basis) or Canadian Finco, from all the Lenders having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurocurrency Loans the same Interest Period and, in the case of Bankers’ Acceptance Loans, the same term to maturity.
          “Borrowing Base”: the U.S. Borrowing Base, the Canadian Borrowing Base and/or the Total Borrowing Base, as the context may require.
          “Borrowing Base Certificate”: as defined in subsection 7.2(f).
          “Borrowing Date”: any Business Day specified in a notice pursuant to subsection 2.2, 2.6 or 3.2 as a date on which the Parent Borrower or any other Borrower requests the Lenders to make Loans hereunder or an Issuing Lender to issue Letters of Credit hereunder.
          “Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York (or, with respect only to Loans made by a Canadian RCF Lender and Letters of Credit issued by an Issuing Lender not located in the City of New York, the location of such Canadian RCF Lender or such Issuing Lender) are authorized or required by law to close, except that, when used in connection with a Eurocurrency Loan, “Business Day” shall mean, in the case of any Eurocurrency Loan in Dollars, any Business Day on which dealings in Dollars between banks may be carried on in London, England and New York, New York.
          “Canadian Administrative Agent”: as defined in the Preamble and shall include any successor to the Canadian Administrative Agent appointed pursuant to subsection 10.10.
          “Canadian Blocked Account”: as defined in subsection 4.15(c).
          “Canadian Borrower Unpaid Drawing”: drawings on Canadian RCF Letters of Credit that have not been reimbursed by the applicable Canadian Borrower.

          “Canadian Borrowers”: RSC Canada and any other entity that becomes a Borrower pursuant to subsection 7.9(c) and which is incorporated or organized in Canada or a province thereof, together with their respective successors and assigns. For the avoidance of doubt, Canadian Finco shall not be a Canadian Borrower for the purposes of this Agreement.
          “Canadian Borrowing Base”: as of any date of determination, the result of, in each case using the Dollar Equivalent of all amounts in Canadian Dollars:
          (a) 85% of the amount of Eligible Canadian Accounts, plus
     (b) 85% of the amount of Eligible Unbilled Accounts owned by the Canadian Borrowers and the Qualified Canadian Subsidiary Guarantors (not to exceed 50% of the amount calculated under clause (a) above), plus
     (c) (i) 50% of the Value of Eligible Canadian Inventory, or (ii) if the amount calculated pursuant to preceding clause (i) is greater than 5.0% of the Canadian Borrowing Base, the lesser of (A) the amount calculated pursuant to preceding clause (i) and (B) 85% of the Net Orderly Liquidation Value of Eligible Canadian Inventory, plus
          (d) the lesser of:
     (i) 95% times the net book value of the Eligible Canadian Rental Fleet, and
     (ii) 85% times the Net Orderly Liquidation Value of the Eligible Canadian Rental Fleet, minus
     (e) the amount of all Availability Reserves related to the Canadian RC Facility, minus
     (f) the Canadian Borrowers’ and the Qualified Canadian Subsidiary Guarantors’ aggregate exposure under Interest Rate Protection Agreements and Permitted Hedging Arrangements, as reasonably determined by the U.S. Administrative Agent (x) based on the mark-to-market value(s) for such Interest Rate Protection Agreements and Permitted Hedging Arrangements (determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Interest Rate Protection Agreements and Permitted Hedging Arrangements) or (y) at the U.S. Administrative Agent’s sole discretion, in another manner acceptable to the Parent Borrower; minus
     (g) the aggregate principal amount of all Incremental Term Loans incurred by the Canadian Borrowers and outstanding at such time, minus
     (h) in the case of any determination made pursuant to this definition at any time from and after November 1, 2014, an amount equal to the product of (i) the sum of (A) the aggregate principal amount of outstanding 2014 Senior Notes at such time plus (B) the aggregate amount of all accrued and unpaid interest thereon multiplied by (ii) a percentage equal to a fraction (expressed as a percentage) the numerator of which is the sum of (I) the Total Canadian RCF Commitment at such time plus (II) the aggregate principal amount of Incremental Term Loans incurred by the Canadian Borrowers and outstanding at such time and the denominator of which is the sum of (A) the Total U.S. RCF Commitment at such time, (B) the Total Canadian RCF Commitment at such time and (C) the aggregate principal amount of Incremental Term Loans oustanding at such time.
          “Canadian Collateral Agent”: as defined in the Preamble.
          “Canadian Dollars”: the lawful currency of Canada, as in effect from time to time.
          “Canadian Finco”: a special purpose company having unlimited liability organized under the laws of Canada or a province thereof, 100% of the Capital Stock of which is owned by RSC.
          “Canadian Guarantee Agreement”: collectively, the Canadian Guarantee Agreements to be executed and delivered by each Canadian Loan Party to and in favor of the Canadian Administrative Agent, the Canadian Collateral Agent and the Lenders substantially in the form of Exhibit F-1, as the same may be amended, supplemented, waived or otherwise modified from time to time.
          “Canadian Loan Parties”: the Canadian Borrowers and each Canadian Subsidiary Guarantor.
          “Canadian Prime Rate”: the greater of (a) rate of interest publicly announced from time to time by the Canadian Administrative Agent as its reference rate of interest for loans made in Canadian Dollars to Canadian customers and designated as its “prime” rate and (b) the average discount rate for one-month Canadian Dollar bankers’ acceptances (expressed for such purposes as a yearly rate per annum) which is shown on the “CDOR Page” (or any substitute) at 10:00 A.M. (Toronto time) on such day (or if not a Business Day, the preceding Business Day), plus 0.75% per annum. Any change in the Canadian Prime Rate due to a change in the Canadian Administrative Agent’s prime rate shall be effective as of the opening of business on the effective date of such change in the Canadian Administrative Agent’s prime rate.
          “Canadian Priority Payables”: at any time, with respect to the Canadian Borrowers and Canadian Subsidiary Guarantors:
     (a) the amount past due and owing by such Person, or the accrued amount for which such Person has an obligation to remit, to a Governmental Authority or other Person pursuant to any applicable law, rule or regulation, in respect of (i) pension fund obligations; (ii) unemployment insurance; (iii) harmonized sales taxes, goods and services taxes, sales taxes, employee income taxes and other taxes payable or to be remitted or withheld; (iv) workers’ compensation; (v) vacation pay; (vi) wages; and (vii) other like charges and demands; in each case, in respect of which any Governmental Authority or other Person may claim a security interest, lien, trust or other claim ranking or capable of ranking in priority to or pari passu with one or more of the Liens granted in the Security Documents;

     (b) the aggregate of any other amounts for which provision for payment is required to be made pursuant to Section 6 of the Companies’ Creditors Arrangement Act (Canada) or Section 60 of the Bankruptcy and Insolvency Act (Canada) (as such provisions may be amended, supplemented or replaced from time to time), in order to obtain court’s sanction or approval of an arrangement, compromise or proposal; and
     (c) the aggregate amount of any other liabilities of such Person (i) in respect of which a trust has been or may be imposed on any Collateral to provide for payment or (ii) which are secured by a security interest, pledge, lien, charge, right or claim on any Collateral or (iii) the holder of which enjoys a right, in each case, pursuant to any applicable law, rule or regulation and which trust, security interest, pledge, lien, charge, right or claim ranks or is capable of ranking in priority to or pari passu with one or more of the Liens granted in the Security Documents.
          “Canadian RC Facility”: the revolving credit facility available to the Canadian Borrowers, the U.S. Borrowers and Canadian Finco hereunder pursuant to subsection 2.1(b), as such revolving credit facility may be increased from time to time pursuant to subsection 2.6 hereof or extended in whole or in part from time to time pursuant to subsection 2.7 hereof.
          “Canadian RCF Commitment”: with respect to each Canadian RCF Lender, the commitment of such Canadian RCF Lender hereunder to make Extensions of Credit to the Borrowers in the amount set forth opposite its name on Schedule A hereto (as such schedule may be modified from time to time pursuant to Section 2.6(d) hereof) or as may be set forth in the Register from time to time. For the avoidance of doubt, “Canadian RCF Commitment” shall include any Extended Canadian RCF Commitment.
          “Canadian RCF Commitment Increase”: as defined in subsection 2.6(a).
          “Canadian RCF Commitment Increase Lender”: as defined in subsection 2.6(f).
          “Canadian RCF Commitment Percentage”: of any Canadian RCF Lender, at any time, shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Canadian RCF Commitment of such Canadian RCF Lender at such time and the denominator of which is the Total Canadian RCF Commitment at such time, provided that if any such determination is to be made after the Total Canadian RCF Commitment (and the related Canadian RCF Commitments of the Lenders) has (or have) terminated in full, the determination of such percentages shall be made immediately before giving effect to such termination; provided, further, that for the purposes of subsection 2.8, when a Defaulting Lender shall exist, the “Canadian RCF Commitment Percentage” of any Canadian RCF Lender shall mean the percentage of the Total Canadian RCF Commitment, disregarding any Defaulting Lender’s Canadian RCF Commitment, represented by such Lender’s Canadian RCF Commitment.
          “Canadian RCF Issuing Lender”: as the context may require, (i) DBCB or (ii) any Canadian RCF Lender (and/or any Affiliate of such Canadian RCF Lender designated by it that is a Canadian RCF Lender) which, at the request of a Canadian Borrower and with the consent of the Canadian Administrative Agent (such consent not to be unreasonably withheld or delayed), agrees, in such Canadian RCF Lender’s (or Affiliate’s) sole discretion, to become a Canadian RCF Issuing Lender for the purpose of issuing Canadian RCF Letters of Credit; provided that, if any Extension or Extensions of Canadian RCF Commitments is or are effected in accordance with subsection 2.7, on the occurrence of the Original RCF Maturity Date and on each later date which is or was at any time a Maturity Date with respect to Canadian RCF Commitments, each Canadian RCF Issuing Lender at such time, unless otherwise agreed among such Canadian RCF Issuing Lender and the Canadian Borrowers, shall have the right to resign as a Canadian RCF Issuing Lender on, or on any date within twenty (20) Business Days after, the respective Canadian RCF Issuing Lender Termination Date, in each case upon not less than ten (10) days’ prior written notice thereof to the applicable Borrowers and the Canadian Administrative Agent and, in the event of any such resignation and upon the effectiveness thereof, the respective entity so resigning shall retain all of its rights hereunder and under the other Loan Documents as a Canadian RCF Issuing Lender with respect to all Canadian RCF Letters of Credit theretofore issued by it (which Canadian RCF Letters of Credit shall remain outstanding in accordance with the terms hereof until their respective expirations) but shall not be required to issue any further Canadian RCF Letters of Credit hereunder. If at any time each Canadian RCF Issuing Lender has resigned in such capacity in accordance with the preceding sentence, then no Person shall be a Canadian RCF Issuing Lender hereunder obligated to issue Canadian RCF Letters of Credit unless and until a Lender becomes a Canadian RCF Issuing Lender hereunder in accordance with clause (ii) above.
          “Canadian RCF Issuing Lender Termination Date”: as defined in the definition of the term “Canadian RCF Issuing Lender”.
          “Canadian RCF L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Canadian RCF Letters of Credit and (b) the aggregate amount of drawings under Canadian RCF Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).
          “Canadian RCF L/C Participants”: the Canadian RCF Lenders.
          “Canadian RCF Lender”: each Lender which has a Canadian RCF Commitment (without giving effect to any termination of the Total Canadian RCF Commitment if there are any outstanding Canadian RCF L/C Obligations) or which has any outstanding Canadian RCF Loans (or a Canadian RCF Commitment Percentage in any then outstanding Canadian RCF L/C Obligations). Unless the context otherwise requires, each reference in this Agreement to a Canadian RCF Lender includes each Canadian RCF Lender and shall include references to any Affiliate of any such Lender (including any Non-Canadian Affiliate, as applicable) which is acting as a Canadian RCF Lender.
          “Canadian RCF Letter of Credit Exposure”: of any Canadian RCF Lender, at any time, such Canadian RCF Lender’s Canadian RCF Commitment Percentage of all then outstanding Canadian RCF L/C Obligations; it being understood and agreed that the Canadian RCF Letter of Credit Exposure of each Canadian RCF Lender is subject to reallocation to the extent provided under subsections 2.7(a)(ii) and 2.8.

          “Canadian RCF Letters of Credit”: Letters of Credit issued by a Canadian RCF Issuing Lender to, or for the account of, the Borrowers, pursuant to subsection 3.1.
          “Canadian RCF Loan”: as defined in subsection 2.1(b). For the avoidance of doubt, “Canadian RCF Loan” shall include any loan made pursuant to any Canadian RCF Commitment Increase or any Extended Canadian RCF Commitment.
          “Canadian Secured Parties”: the “Secured Parties” as defined in the Canadian Security Agreement.
          “Canadian Security Agreement”: collectively, the Canadian security agreements to be executed and delivered by each Canadian Loan Party to and in favor of the Canadian Collateral Agent as of the date hereof, substantially in the form of Exhibit F-3, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.
          “Canadian Security Documents”: the collective reference to the Canadian Guarantee Agreement, the Canadian Security Agreement and all other similar security documents hereafter delivered to the U.S. Collateral Agent or the Canadian Collateral Agent granting or perfecting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Canadian Loan Parties hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including any security documents executed and delivered or caused to be delivered to the U.S. Collateral Agent or the Canadian Collateral Agent pursuant to subsection 7.9(a), 7.9(b) or 7.9(c), in each case, as amended, supplemented, waived or otherwise modified from time to time.
          “Canadian Subsidiary”: each Subsidiary of Parent Borrower that is incorporated or organized under the laws of Canada or any province thereof.
          “Canadian Subsidiary Guarantor”: each Canadian Subsidiary of any Canadian Borrower which executes and delivers the Canadian Guarantee Agreement, in each case, unless and until such time as the respective Canadian Subsidiary Guarantor ceases to constitute a Canadian Subsidiary of the Parent Borrower or is released from all of its obligations under the Canadian Guarantee Agreement in accordance with the terms and provisions thereof.
          “Capital Expenditures”: with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its consolidated Subsidiaries during such period (exclusive of expenditures made (i) for investments permitted by subsection 8.8 and (ii) for acquisitions permitted by subsection 8.9) which, in accordance with GAAP, are or should be included in “capital expenditures,” including, any such expenditures made for purchases of Rental Fleet, net of (b) proceeds received by the Parent Borrower or any of its Subsidiaries from Dispositions of (x) property, plant and equipment and (y) Rental Fleet during such period.
          “Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          “Cash Equivalents”: (a) securities issued or fully guaranteed or insured by the United States government or Canadian government or any agency or instrumentality thereof, (b) time deposits, certificates of deposit or bankers’ acceptances of (i) any Lender or Affiliate thereof or (ii) any commercial bank having capital and surplus in excess of $500,000,000 and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by Standard & Poor’s Ratings Group (a division of The McGraw Hill Companies Inc.) or any successor rating agency (“S&P”) or at least P-2 or the equivalent thereof by Moody’s Investors Service, Inc. or any successor rating agency (“Moody’s”) (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the U.S. Administrative Agent in its reasonable judgment), (c) commercial paper rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the U.S. Administrative Agent in its reasonable judgment), (d) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the Securities and Exchange Commission under the Investment Company Act and (e) investments similar to any of the foregoing denominated in foreign currencies approved by the board of directors of the Parent Borrower, in each case provided in clauses (a), (b), (c) and (e) above only, maturing within twelve (12) months after the date of acquisition.
          “CERCLA”: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C.A. § 9601 et seq.
          “Change in Law”: as defined in subsection 4.11(a).
          “Change of Control”: the occurrence of any of the following events: (a) (i) the Permitted Holders shall in the aggregate be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of Voting Stock having less than 35% of the total voting power of all outstanding Capital Stock of the Relevant Parent Entity and (ii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders or a Parent Entity, shall be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of Voting Stock having more than 35% of the total voting power of all outstanding Capital Stock of the Relevant Parent Entity; (b) the Continuing Directors shall cease to constitute a majority of the members of the board of directors of RSC; (c) Holdings shall cease to own, directly or indirectly, 100% of the Capital Stock of the Parent Borrower; provided that the Parent Borrower may, to the extent permitted by subsection 8.5, merge or consolidate with or into another U.S. Borrower; (d) the Parent Borrower shall cease to own, directly or indirectly, 100% of the Capital Stock of RSC; provided that RSC may, to the extent permitted by subsection 8.5, merge or consolidate with or into the Parent Borrower and the Parent Borrower may merge with or into RSC; (e) RSC shall cease to own, directly or indirectly, 100% of the Capital Stock of RSC Canada; provided that RSC Canada may, to the extent permitted by subsection 8.5, merge or consolidate with or into another Canadian Borrower; or (f) a “Change of Control” (or, with respect to Permitted Junior Debt Documents, a similar event having similar effect thereunder) as defined in the First Lien Last Out Note Documents, the 2019 Senior Note Documents, the 2021 Senior Note Documents, the 2014 Senior Note Documents or any Permitted Junior Debt Documents.

          “Chief Executive Office”: with respect to any Person, the location from which such Person manages the main part of its business operations or other affairs.
          “Claim”: as defined in subsection 11.6(h).
          “Closing Date”: the date on which all the conditions precedent set forth in subsection 6.1 shall be satisfied or waived and the initial Extension of Credit shall have occurred hereunder.
          “Code”: the Internal Revenue Code of 1986, as amended from time to time.
          “Collateral”: all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.
          “Collateral Agent”: the U.S. Administrative Agent and/or the Canadian Administrative Agent, as the context may require.
          “Collection Bank”: as defined in subsection 4.15(c).
          “Commitment”: as to any Lender, its U.S. RCF Commitment, its Canadian RCF Commitment and its Incremental Term Loan Commitment.
          “Commitment Fee Rate”: during the period from the Closing Date until March 31, 2011, 0.50% per annum. Thereafter, the “Commitment Fee Rate” will be as set forth on the Pricing Grid based upon the Average RCF Loan Utilization calculated by the U.S. Administrative Agent for the respective three-month period.
          “Commitment Percentage”: of any RCF Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the aggregate RCF Commitment of such RCF Lender at such time and the denominator of which is the aggregate RCF Commitments at such time, provided that if any such determination is to be made after the RCF Commitments have terminated, the determination of such percentages shall be made immediately before giving effect to such termination; provided, further, that for the purposes of subsection 2.8, when a Defaulting Lender shall exist, the “Commitment Percentage” of any RCF Lender shall mean the percentage of the sum of the Total U.S. RCF Commitment and the Total Canadian RCF Commitment (disregarding any Defaulting Lender’s U.S. RCF Commitment and/or Canadian RCF Commitment) represented by such RCF Lender’s U.S. RCF Commitment and/or Canadian RCF Commitment.
          “Commonly Controlled Entity”: an entity, whether or not incorporated, which is under common control with Holdings or any of its Subsidiaries within the meaning of Section 4001 of ERISA or is part of a group which includes Holdings or any of its Subsidiaries and which is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Sections 414(m) and (o) of the Code.
          “Conduit Lender”: any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument delivered to the U.S. Administrative Agent (a copy of which shall be provided by the U.S. Administrative Agent to the Parent Borrower on request); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations under this Agreement, including its obligation to fund a Loan if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to any provision of this Agreement, including, without limitation, subsection 4.10, 4.11, 4.12 or 11.5, than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender if such designating Lender had not designated such Conduit Lender hereunder, (b) be deemed to have any Commitment or (c) be so designated if such designation would otherwise increase the costs of any Facility to any Borrower.
          “Consolidated Fixed Charge Coverage Ratio”: as of the last day of any period, the ratio of (a)(i) EBITDA for such period minus (ii) the sum of the unfinanced portion of all Capital Expenditures (excluding any Capital Expenditure made in an amount equal to all or part of the proceeds of (x) any casualty insurance, condemnation or eminent domain or (y) any sale of assets (other than Rental Fleet) not in the ordinary course of business of Holdings and its consolidated Subsidiaries during such period so long as such proceeds were in fact applied to make Capital Expenditures within twelve (12) months following the receipt thereof), to (b) the sum, without duplication, of (i) Debt Service Charges payable in cash by the Parent Borrower and its consolidated Subsidiaries during such period plus (ii) federal, state and foreign income taxes paid in cash by the Parent Borrower and its consolidated Subsidiaries (net of refunds received) for the period of four full fiscal quarters ending on such date plus (iii) cash paid by the Parent Borrower during the relevant period pursuant to any of clauses (f), (h) and (j) of subsection 8.7; provided that upon the date on which any Liquidity Event first occurs, the Consolidated Fixed Charge Coverage Ratio shall be calculated as of end of the most recently completed fiscal quarter of the Parent Borrower for which financial statements shall have been required to be delivered under subsection 7.1(a) or (b).
          “Consolidated Indebtedness”: at the date of determination thereof, an amount equal to all debt of the Parent Borrower and its consolidated Subsidiaries as determined on a consolidated basis and as disclosed on the Parent Borrower’s consolidated balance sheet most recently delivered pursuant to subsection 7.1.
          “Consolidated Interest Expense”: for any period, an amount equal to (a) interest expense (accrued and paid or payable in cash for such period, and in any event excluding any amortization or write off of financing costs, and any expense arising from the termination of any Interest Rate Protection Agreement or Permitted Hedging Arrangement) on Indebtedness of the Parent Borrower and its consolidated Subsidiaries for such period minus (b) interest income (accrued and received or receivable in cash for such period) of the Parent Borrower and its consolidated Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP.

          “Consolidated Leverage Ratio”: as of the last day of any period, the ratio of (a) Consolidated Indebtedness on such day to (b) EBITDA for such period, or the period of four full fiscal quarters most recently ended prior to such date for which financial statements of the Parent Borrower have been required to be delivered under subsection 7.1(a) or (b), respectively; provided that upon the date on which any Liquidity Event first occurs, the Consolidated Leverage Ratio shall be calculated as of the end of the most recently completed fiscal quarter of the Parent Borrower for which financial statements shall have been required to be delivered under subsection 7.1(a) or (b).
          “Consolidated Net Income”: for any period, net income of the Parent Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.
          “Continuing Directors”: the directors of RSC on the Closing Date, after giving effect to the Transaction and the other transactions contemplated thereby, and each other director if, in each case, such other director’s nomination for election to the board of directors of RSC is recommended by at least a majority of the then Continuing Directors or the election of such other director is approved by one or more Permitted Holders.
          “Contractual Obligation”: as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
          “Credit Agreement Party”: Holdings and each Borrower.
          “Credit Card Notification”: as defined in subsection 4.15(c).
          “Credit Facility” or “Credit Facilities”: any facilities or arrangements designated by the Parent Borrower, in each case with one or more banks or other lenders or institutions providing for revolving credit loans, term loans, letters of credit or other Indebtedness, in each case, including all agreements, instruments and documents executed and delivered pursuant to or in connection with any of the foregoing, including but not limited to any notes and letters of credit issued pursuant thereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages or letter of credit applications and other guarantees, pledge agreements, security agreements and collateral documents, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original banks, lenders or institutions or other banks, lenders or institutions or otherwise, and whether provided under any original Credit Facility or one or more other credit agreements, indentures, financing agreements or other Credit Facilities or otherwise). Without limiting the generality of the foregoing, the term “Credit Facility” shall include any agreement (i) changing the maturity of any Indebtedness thereunder or contemplated thereby, (ii) adding Subsidiaries as additional borrowers or guarantors thereunder, (iii) increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof.
          “Custodian”: as defined in subsection 10.1(b).

          “DBCB”: Deutsche Bank AG Canada Branch, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.
          “DBCB Account”: as defined in subsection 4.15(d).
          “DBNY”: Deutsche Bank AG New York Branch, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.
          “DBNY Account”: as defined in subsection 4.15(d).
          “DBSI”: Deutsche Bank Securities Inc., in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.
          “DDA Notification”: as defined in subsection 4.15(c).
          “DDAs”: any checking or other demand deposit account maintained by the Loan Parties (other than any such account if such account is, or all of the funds and other assets owned by a Loan Party held in such account are, excluded from the Collateral pursuant to any Security Document). All funds in such DDAs shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the DDAs, subject to the Security Documents and the Intercreditor Agreement.
          “Debt Service Charges”: for any period, the sum of (a) Consolidated Interest Expense, plus (b) scheduled mandatory principal payments made or required to be made (after giving effect to any prepayments paid in cash that reduce the amount of such required payments) on account of Indebtedness of the Parent Borrower and its consolidated Subsidiaries, including the full amount of any non-recourse Indebtedness (excluding the Obligations hereunder, payments to reimburse any drawings under any commercial letters of credit, and any payments on Indebtedness required to be made on the final maturity date thereof, but including any obligations in respect of Financing Leases), for such period, plus (c) scheduled mandatory payments on account of Disqualified Capital Stock of the Parent Borrower and its consolidated Subsidiaries (whether in the nature of dividends, redemption, repurchase or otherwise) required to be made during such period, in each case determined on a consolidated basis in accordance with GAAP.
          “Default”: any of the events specified in Section 9, whether or not any requirement for the giving of notice (other than, in the case of subsection 9(e), a Default Notice), the lapse of time, or both, or any other condition specified in Section 9, has been satisfied.
          “Default Notice”: as defined in subsection 9(e).
          “Defaulting Lender”: at any time of determination thereof, any Lender that (i) has failed (which failure is not cured within one Business Day after the date of such failure) to fund any portion of any Borrowing, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder (including its obligations under subsection 2.1, subsection 2.4 or Section 3), (ii) has otherwise failed to pay over to the U.S. Administrative Agent, the Canadian Administrative Agent or any other Lender any other amount required to be paid by it hereunder (unless such Lender is reasonably disputing in good faith as to whether it is required pursuant to this Agreement to make the payment in question), (iii) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding or a takeover (in receivership or similar proceeding) by a Governmental Authority or (iv) has notified any Credit Agreement Party, any Issuing Lender, the Swing Line Lender, the U.S. Administrative Agent and/or the Canadian Administrative Agent of any of the foregoing (including any notification of its intent not to comply with its funding obligations described in preceding clause (i)); provided that for purposes of subsection 2.1 with respect to Swing Line Loans and Section 3 only, the term “Defaulting Lender” shall also include (a) any Lender with an affiliate that (x) Controls such Lender and (y) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding or a takeover by a Governmental Authority and (b) any Lender that previously constituted a “Defaulting Lender” under this Agreement, unless such Lender has ceased to constitute a “Defaulting Lender” for a period of at least 90 consecutive days; provided that a Lender shall not be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in such Lender (or any Person that Controls such Lender) by a Governmental Authority.
          “Deposit Account”: any deposit account (as such term is defined in Article 9 of the UCC or (to the extent governed thereby) any similar provision of the PPSA).
          “Discount Note”: as defined in subsection 4.6(c)(xi).
          “Disinterested Director”: with respect to any Person and transaction, a member of the board of directors of such Person who does not have any material direct or indirect financial interest in or with respect to such transaction.
          “Disposition”: as defined in the definition of the term “Asset Sale” in this subsection 1.1.
          “Disqualified Capital Stock”: any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) is mandatorily redeemable in whole or in part prior to any Maturity Date, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for Indebtedness or any Capital Stock referred to in (a) above prior to any Maturity Date, or (c) contains any mandatory repurchase obligation which comes into effect prior to any Maturity Date, provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of a change in control or an asset sale shall not constitute Disqualified Capital Stock.
          “Documentary L/C”: as defined in subsection 3.1(a).
          “Dollar Equivalent”: with respect to the principal amount of any Canadian RCF Loan denominated in Canadian Dollars or the amount of any Canadian RCF Letters of Credit denominated in Canadian Dollars at any date of determination thereof, an amount in Dollars equivalent to such principal amount or such other amount calculated on the basis of the Spot Rate of Exchange.
          “Dollars” and “$”: dollars in lawful currency of the United States of America.
          “Domestic Subsidiary”: any Subsidiary of the Parent Borrower which is not a Foreign Subsidiary.
          “Dominion Event”: the determination by the U.S. Administrative Agent that Available RCF Commitments on any day are less than the greater of (a) $125,000,000 and (b) 12.5% of the Total RCF Commitments on such day; provided that the U.S. Administrative Agent has notified the Parent Borrower thereof; and provided, further, that if the occurrence of a Dominion Event shall be due solely to a fluctuation in currency exchange rates occurring within the two (2) Business Day period immediately preceding such occurrence, and one or more of the Borrowers, within two (2) Business Days following receipt of such notice from the U.S. Administrative Agent, repays Loans in an amount such that the Available RCF Commitments following such payment exceeds the greater of (a) $125,000,000 and (b) 12.5% of the Total RCF Commitments at the time of such payment, a Dominion Event shall be deemed not to have occurred. The occurrence of a Dominion Event shall be deemed continuing notwithstanding that Available RCF Commitments may thereafter exceed the applicable amount described in the preceding sentence unless and until the Available RCF Commitments exceed the greater of (a) $125,000,000 and (b) 12.5% of the Total RCF Commitments for thirty (30) consecutive days, in which event a Dominion Event shall no longer be deemed to be continuing.
          “Draft”: at any time, either a depository bill within the meaning of the Depository Bills and Notes Act (Canada) or a bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by a Canadian Borrower on a Canadian RCF Lender and bearing such distinguishing letters and numbers as such Canadian RCF Lender may determine, but which at such time has not been completed or accepted by such Canadian RCF Lender.
          “EBITDA”: for any period, the sum of (a) Consolidated Net Income for such period adjusted (i) to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of Consolidated Net Income: (A) Consolidated Interest Expense, (B) any non-cash expenses and charges, (C) total income tax expense, (D) depreciation expense, (E) the expense associated with amortization of intangible and other assets (including amortization or other expense recognition of any costs associated with asset write-ups in accordance with APB Nos. 16 and 17), (F) non-cash provisions for reserves for discontinued operations, (G) any extraordinary, unusual or non-recurring gains or losses or charges or credits, including but not limited to any expenses relating to the Transaction and any non-recurring or extraordinary items paid or accrued during such period relating to deferred compensation owed to any Management Investor that was cancelled, waived or exchanged in connection with the grant to such Management Investor of the right to receive or acquire shares of common stock of Holdings or any other Parent Entity, (H) any gain or loss associated with the sale or write-down of assets (other than Rental Fleet) not in the ordinary course of business, (I) any income or loss accounted for by the equity method of accounting (except in the case of income to the extent of the amount of cash dividends or cash distributions actually paid to the Parent Borrower or any of its Subsidiaries by the entity accounted for by the equity method of accounting) and (J) fees paid to the Sponsor or any Affiliate of the Sponsor for the rendering of management consulting, monitoring or financial advisory services for compensation not to exceed in the aggregate $6,000,000 in any Fiscal Year and (ii) by reducing EBITDA (as otherwise determined above) by the amount of all dividends paid by the Parent Borrower during the relevant period pursuant to any of clauses (c) and (d) of subsection 8.7 (in each case, unless and to the extent (x) the amount paid with such dividends by Holdings or any Parent Entity would not, if the respective expense or other item had been incurred directly by the Parent Borrower, have reduced EBITDA determined in accordance with the foregoing provisions of this definition or (y) such dividend is paid by the Parent Borrower in respect of an expense or other item that has resulted in, or will result in, a reduction of EBITDA, as calculated pursuant to clause (a) above) plus (b) only with respect to determining compliance with subsection 8.1 hereof, any Specified Equity Contribution. For the purposes of calculating EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), (i) if at any time during such Reference Period (and after the Closing Date) the Parent Borrower or any of its Subsidiaries shall have made any Material Disposition, the EBITDA for such Reference Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period (and after the Closing Date) the Parent Borrower or any of its Subsidiaries shall have made a Material Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto in accordance with Regulation S-X or in such other manner acceptable to the U.S. Administrative Agent as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (x) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (y) involves the payment of consideration by the Parent Borrower or any of its Subsidiaries in excess of $5,000,000; and “Material Disposition” means any Disposition of property or series of related Dispositions of property that (x) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (y) yields gross proceeds to the Parent Borrower or any of its Subsidiaries in excess of $5,000,000.
     “Eligible Accounts”: those Accounts created by a Qualified Loan Party in the ordinary course of its business, arising out of its sale, lease or rental of goods or rendition of services, that comply in all material respects with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash. Eligible Accounts shall not include the following:
     (a) Accounts that are unpaid on the date which is one-hundred twenty (120) days after the date of the original invoice,
     (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of the total amount of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

     (c) without duplication, the amount of any credit balances greater than one-hundred twenty (120) days past their invoice date with respect to any Account,
     (d) Accounts with respect to which the Account Debtor is (i) an Affiliate of any Loan Party (other than a portfolio company of any of the Equity Investors or their respective Affiliates) or (ii) an employee or agent of any Loan Party or any Affiliate of such Loan Party (other than a portfolio company of the Equity Investors or their respective Affiliates),
     (e) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional (other than, for the avoidance of doubt, a rental or lease basis),
     (f) Accounts that are not payable in Dollars; provided that Eligible Canadian Accounts may be payable in Canadian Dollars,
     (g)Accounts with respect to which the Account Debtor is a Person other than a Governmental Authority unless: (i) the Account Debtor (A) is a natural person with a billing address in the United States or Canada, (B) maintains its Chief Executive Office in the United States or Canada, or (C) is organized under the laws of the United States, Canada or any state, territory, province or subdivision thereof; or (ii) (A) the Account is supported by an irrevocable letter of credit satisfactory to the U.S. Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the U.S. Administrative Agent and is directly drawable by the U.S. Administrative Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the U.S. Administrative Agent, in its Permitted Discretion,
     (h) Accounts with respect to which the Account Debtor is the government of any country or sovereign state other than the United States and Canada, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (i) the Account is supported by an irrevocable letter of credit satisfactory to the U.S. Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the U.S. Administrative Agent and is directly drawable by the U.S. Administrative Agent, or (ii) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the U.S. Administrative Agent, in its Permitted Discretion,
     (i) Accounts with respect to which the Account Debtor is (1) the federal government of Canada or any department, agency or instrumentality of Canada or the provincial government of New Brunswick or any department, agency or instrumentality of New Brunswick or (2) the federal government of the United States or any department, agency or instrumentality of the United States (exclusive, in the case of clause (2), of (A) Accounts with respect to which the applicable Loan Party has complied, to the reasonable satisfaction of the U.S. Administrative Agent, with the Assignment of Claims Act of 1940 (31 USC Section 3727)) or (B) Accounts which, when added to the amount of Accounts not excluded as ineligible by virtue of clauses (j)(iv) and (k)(iii) below, do not exceed 10% of all Eligible Accounts, provided that (i) in each case, the amount of Eligible Accounts that are excluded as ineligible under this clause (B) and clauses (j)(iv) and (k)(iii) below because they exceed the foregoing percentage shall be determined based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing limit and (ii) Accounts described in this clause (B) shall not be eligible for inclusion as Eligible Accounts if the U.S. Administrative Agent requests the Parent Borrower to (or cause the applicable Loan Party to) comply with the Assignment of Claims Act of 1940 (31 USC Section 3727) with respect to Accounts described in this clause (B) unless the Parent Borrower or the respective Loan Party provides evidence of such compliance within 30 days of such request or the U.S. Administrative Agent establishes an Availability Reserve with respect to such Accounts,
     (j) Accounts with respect to which the Account Debtor is the provincial government of Alberta or Manitoba or the territorial government of the Northwest Territories, Nunavut or the Yukon or any other Canadian provincial or territorial government which restricts the assignment of Crown debts unless (i) the Account is supported by an irrevocable letter of credit satisfactory to the Canadian Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the Canadian Administrative Agent and is directly drawable by the Canadian Administrative Agent, or (ii) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Canadian Administrative Agent, in its Permitted Discretion, or (iii) the applicable Loan Party has obtained the consent of the requisite Governmental Authority to the assignment of the Account to the Collateral Agent and otherwise complied to the reasonable satisfaction of the Canadian Administrative Agent, with the applicable Canadian provincial and territorial law relating to financial administration and assignment of Crown obligations or (iv) such Accounts, when added to the amount of Accounts not excluded as ineligible by virtue of clauses (i)(2)(B) above and (k)(iii) below, do not exceed 10% of all Eligible Accounts, provided that (x) in each case, the amount of Eligible Accounts that are excluded as ineligible under this clause (iv) and clauses (i)(2)(B) above and (k)(iii) below because they exceed the foregoing percentage shall be determined based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing limit and (y) Accounts described in this clause (iv) shall not be eligible for inclusion as Eligible Accounts if the Canadian Administrative Agent requests the Parent Borrower to (or cause the applicable Loan Party to) obtain the consent of the requisite Governmental Authority to the assignment of such Accounts to the Collateral Agent and otherwise comply with the applicable Canadian provincial and territorial law relating to financial administration and assignment of Crown obligations unless the Parent Borrower or the respective Loan Party obtains such consent and provides evidence of such compliance within 30 days of such request or the Canadian Administrative Agent establishes an Availability Reserve with respect to such Accounts,

     (k) Accounts with respect to which the Account Debtor is any state government of the United States or any department, agency, municipality or political subdivision thereof (exclusive, however, of Accounts with respect to which the applicable Loan Party has complied, to the reasonable satisfaction of the U.S. Administrative Agent, with the state law (if any) that is the substantial equivalent of the Assignment of Claims Act of 1940 (31 USC Section 3727)), unless (i) the Account is supported by an irrevocable letter of credit satisfactory to the U.S. Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the U.S. Administrative Agent and is directly drawable by the U.S. Administrative Agent, (ii) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the U.S. Administrative Agent, in its Permitted Discretion or (iii) such Accounts, when added to the amount of Accounts not excluded as ineligible by virtue of clauses (i)(2)(B) and (j)(iv) above, do not exceed 10% of all Eligible Accounts, provided that (x) in each case, the amount of Eligible Accounts that are excluded as ineligible under this clause (iii) and clauses (i)(2)(B) and (j)(iv) above because they exceed the foregoing percentage shall be determined based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing limit and (y) Accounts described in this clause (iii) shall not be eligible for inclusion as Eligible Accounts if the U.S. Administrative Agent requests the Parent Borrower to (or cause the applicable Loan Party to) comply with the state law (if any) that is the substantial equivalent of the Assignment of Claims Act of 1940 (31 USC Section 3727) with respect to Accounts described in this clause (iii) unless the Parent Borrower provides evidence of such compliance within 30 days of such request or the U.S. Administrative Agent establishes an Availability Reserve with respect to such Accounts,
     (l) (i) Accounts with respect to which the Account Debtor is a creditor of any Loan Party or any Subsidiary of a Loan Party, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of setoff, or dispute, (ii) Accounts which are subject to a rebate that has been earned but not taken or a chargeback, to the extent of such rebate or chargeback, (iii) Accounts that comprise service charges or finance charges and (iv) Accounts less than one-hundred twenty (120) days past the original invoice date related to invoices that have been partially paid (other than in the case of this clause (iv) any such Accounts that have been partially paid by the respective Account Debtor in the ordinary course of business in connection with such Account Debtor managing its credit limits and that are not past due),
     (m) Accounts with respect to an Account Debtor whose total obligations owing to the Borrowers exceed 10% of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by the U.S. Administrative Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

     (n) Accounts with respect to which the Account Debtor is not Solvent, is subject to a proceeding related thereto, has gone out of business, or as to which a Loan Party has received notice of an imminent proceeding related to such Account Debtor not being or alleged not to be Solvent or which proceeding is reasonably likely to result in a material impairment of the financial condition of such Account Debtor,
     (o) Accounts with respect to which the Account Debtor is located in a state, province or jurisdiction (e.g., New Jersey, Minnesota, West Virginia and Canadian provinces) that requires, as a condition to access to the courts of such jurisdiction, that a creditor qualify to transact business, file a business activities report or other report or form, or take one or more other actions, unless the applicable Loan Party has so qualified, filed such reports or forms, or taken such actions (and, in each case, paid any required fees or other charges). The foregoing shall not apply to the extent that the applicable Loan Party may qualify subsequently as a foreign entity authorized to transact business in such state or jurisdiction and gain access to such courts, without incurring any cost or penalty viewed by the U.S. Administrative Agent, in its Permitted Discretion, to be material in amount, and such later qualification cures any lack of access to such courts to enforce payment of such Account (including, for greater certainty, the requirement for a creditor to extra-provincially register in a province or territory of Canada for such purposes),
     (p) Accounts, the collection of which the U.S. Administrative Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition, upon notice thereof to the Parent Borrower,
     (q) Accounts that are not subject to a valid and perfected first priority Lien in favor of the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, pursuant to a Security Document (as and to the extent provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Accounts hereunder)),
     (r) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, (s) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Loan Party of the subject contract for goods or services, or
     (t) Accounts with respect to which the Account Debtor is a Tribal Sovereign.
          “Eligible Canadian Accounts”: the Eligible Accounts owned by the Canadian Borrowers and the Qualified Canadian Subsidiary Guarantors.
          “Eligible Canadian Inventory”: the Eligible Inventory owned by the Canadian Borrowers and the Qualified Canadian Subsidiary Guarantors.

          “Eligible Canadian Rental Fleet”: the Eligible Rental Fleet owned by the Canadian Borrowers and the Qualified Canadian Subsidiary Guarantors.
          “Eligible Inventory”: the gross dollar value (valued at the lower of cost or market value) of the Inventory of the Qualified Loan Parties located in any jurisdiction of the United States or Canada which is readily marketable and is then currently being held for resale in the ordinary course of business and conforms in all material respects to the representations and warranties contained in the Loan Documents, and that are not excluded by virtue of one or more of the excluding criteria set forth below. Eligible Inventory shall not include the following:
     (a) any supplies (other than raw materials), spare parts, shipping materials, goods returned or rejected (except to the extent that such returned or rejected goods continue to conform in all material respects to the representations and warranties contained in the Loan Documents) by customers and goods to be returned to suppliers,
     (b) any Inventory held on consignment,
     (c) any Inventory which has been shipped to a customer, even if on a consignment or “sale or return” basis,
     (d) any Inventory to the extent that a Qualified Loan Party has taken a reserve, but only to the extent of such reserve,
     (e) any Inventory not subject to a valid and perfected first-priority Lien in favor of the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, pursuant to a Security Document (as and to the extent provided therein (it being understood and agreed that in no event shall any of the Excluded Assets be deemed to be Eligible Inventory hereunder)),
     (f) any Inventory not produced in compliance with the applicable requirements of the Fair Labor Standards Act,
     (g) any fuel, or
     (h) any Inventory classified as “dead and overstock inventory” not already reserved for pursuant to clause (d) above.
          “Eligible Rental Fleet”: Rental Fleet of the Qualified Loan Parties held for renting in the ordinary course of the Loan Parties’ business, that complies in all material respects with each of the representations and warranties respecting Eligible Rental Fleet made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be so included, Rental Fleet shall be valued at the lower of cost or market on a basis consistent with the Loan Parties’ historical accounting practices and shall be net of any unrecorded rebates. An item of Rental Fleet shall not be included in Eligible Rental Fleet if:
          (a) a Loan Party does not have good and valid title thereto,

     (b) it is not either (i) located at one of the locations in the United States or Canada set forth on Schedule C, as the same may be modified from time to time by notice to the U.S. Administrative Agent, or (ii) on lease with a customer in the ordinary course of business and located in the United States or Canada,
     (c) it is not subject to a valid and perfected first priority Lien in favor of the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, pursuant to a Security Document; (as and to the extent provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Rental Fleet hereunder)); provided that this clause (c) will not apply to Rental Fleet represented by a certificate of title (such Rental Fleet being subject to clause (h) below); provided, further, that, it shall not be necessary to identify the Vehicle Identification Numbers with respect to Rental Fleet located in Canada in any PPSA filings as a prerequisite for such Rental Fleet to constitute “Eligible Rental Fleet” hereunder,
     (d) it consists of goods rejected by a Loan Party’s customers,
     (e) it consists of goods that are obsolete, unmerchantable or slow moving,
     (f) it is damaged or defective and (i) is not repairable and (ii) is classified as “outside” shop unless payables are reserved; provided that, this clause (f) will not apply to Rental Fleet that is classified as inside or outside the shop for less than sixty (60) days,
     (g) it is not available to rent to customers of a Loan Party in the ordinary course of business, or
     (h) it is U.S. Rental Fleet represented by a certificate of title unless, to the extent necessary to perfect a security interest in such Rental Fleet, a Loan Party has caused the certificate of title for such Rental Fleet to be registered with the applicable Governmental Authority showing (i) in the case of any certificate of title so registered prior to the Closing Date, “Deutsche Bank AG, New York Branch, as First-Lien and Second-Lien Collateral Agent,” “Deutsche Bank AG, New York Branch, as First-Lien Collateral Agent” or “DB Services New Jersey, Inc., as agent for Deutsche Bank AG, New York Branch, as First-Lien and Second-Lien Collateral Agent”, as applicable (or a trustee or agent reasonably acceptable to the U.S. Collateral Agent or Canadian Collateral Agent, as applicable), as a lienholder thereon, and (ii) in the case of any certificate of title so registered on or after the Closing Date, “Deutsche Bank AG New York Branch, as Senior Collateral Agent and First Lien Last Out Collateral Agent,” “Deutsche Bank AG New York Branch, as Senior Collateral Agent” or “Deutsche Bank AG Canada Branch, as Canadian Collateral Agent”, as applicable (or a trustee or agent reasonably acceptable to the U.S. Collateral Agent or Canadian Collateral Agent, as applicable), as a lienholder thereon, such that such Rental Fleet is subject to a valid and perfected first priority Lien in favor of the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable (or such certificate of title or the requisite application therefor has been submitted to the applicable Governmental Authority for such registration or for issuance of such certificate of title as so registered); provided that (A)

U.S. Rental Fleet shall not be excluded as ineligible pursuant to this clause (h) in the event that the applicable certificate of title statute or applicable regulations require the U.S. Administrative Agent to provide an electronic lien title number for the registration of certificates of title as otherwise contemplated above and the U.S. Administrative Agent has not so provided to the Parent Borrower (or the applicable Loan Party) an electronic lien title number (or if the U.S. Administrative Agent has so provided such an electronic lien title number, fewer than 90 days (or such longer period as agreed by the U.S. Administrative Agent in its sole discretion) have elapsed since the U.S. Administrative Agent has so provided an electronic lien title number to the Parent Borrower (or the applicable Loan Party)), and (B) U.S. Rental Fleet in the state of New Jersey shall not be excluded as ineligible pursuant to this clause (h) in the event the applicable certificate of title statute or applicable regulations require a “corporate code” for registrations of certificates of title in the state of New Jersey as otherwise contemplated above and the U.S. Administrative Agent has not provided such corporate code to the Parent Borrower (or the applicable Loan Party) (or if the U.S. Administrative Agent has so provided such corporate code, fewer than 90 days (or such longer period as agreed by the U.S. Administrative Agent in its sole discretion) have elapsed since the U.S. Administrative Agent has so provided such a corporate code to the Parent Borrower (or the applicable Loan Party)), in each case so long as a Loan Party has delivered certificates of title for such U.S. Rental Fleet to the title agency appointed by the U.S. Administrative Agent.
          “Eligible Transferee”: a commercial bank, an insurance company, a finance company, a financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), but in any event excluding any natural Person and Holdings and its Subsidiaries and Affiliates.
          “Eligible Unbilled Accounts”: Accounts (which are Eligible Accounts except for their failure to comply with clause (r) of the definition of Eligible Accounts) (a) which have not been billed but for which services have been rendered, (b) which have not been billed solely because either (i) the services were rendered pursuant to a customer agreement which provides for monthly billing at a date other than month-end, or (ii) the services were rendered pursuant to a customer agreement which provides for billing at the completion of the rental term, and such rental term has not yet ended and (c) which shall be billed not more than thirty (30) days after such Account is first included on the Borrowing Base Certificate or otherwise reported to the U.S. Administrative Agent as Collateral.
          “Eligible U.S. Accounts”: the Eligible Accounts owned by the U.S. Borrowers and the Qualified U.S. Subsidiary Guarantors.
          “Eligible U.S. Inventory”: the Eligible Inventory owned by the U.S. Borrowers and the Qualified U.S. Subsidiary Guarantors.
          “Eligible U.S. Rental Fleet”: the Eligible Rental Fleet owned by the U.S. Borrowers and the Qualified U.S. Subsidiary Guarantors.
          “Environmental Costs”: any and all costs or expenses (including attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to, any actual or alleged violation of, noncompliance with or liability under any Environmental Laws. Environmental Costs include any and all of the foregoing, without regard to whether they arise out of or are related to any past, pending or threatened proceeding of any kind.
          “Environmental Laws”: any and all U.S., Canadian or federal, state, provincial, territorial, foreign, local or municipal laws, rules, orders, enforceable guidelines and standards, orders-in-council, regulations, statutes, ordinances, codes, decrees, and such requirements of any Governmental Authority properly promulgated and having the force and effect of law or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health (as it relates to exposure to Materials of Environmental Concern) or the environment, as have been, or now or at any relevant time hereafter are, in effect.
          “Environmental Permits”: any and all permits, licenses, approvals, registrations, notifications, exemptions and any other authorization required under any Environmental Law.
          “Equipment”: any equipment owned by or leased to the Parent Borrower or any of its Subsidiaries that is revenue earning equipment, or is classified as “revenue earning equipment” in the consolidated financial statements of the Parent Borrower, including any such equipment consisting of (i) backhoes, dozers, excavators, forklifts, loaders, scissors, tractors, trenchers, trucks and trailers or other similar equipment, (ii) construction, industrial, commercial and office equipment, (iii) earthmoving, material handling, compaction, aerial and electrical equipment, (iv) air compressors, pumps and small tools and (v) other personal property.
          “Equity Investors”: the Sponsor, Atlas Copco AB, a company organized under the laws of Sweden, Atlas Copco Finance S.à.r.l., a company organized under the laws of Luxembourg, and each other person that made a direct or indirect equity investment in RSC Holdings on November 27, 2006.
          “ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.
          “Eurocurrency Loans”: Loans the rate of interest applicable to which is based upon the Eurocurrency Rate.
          “Eurocurrency Rate”: with respect to any Borrowing of Eurocurrency Loans for any Interest Period, (i) the rate per annum determined by the U.S. Administrative Agent at approximately 11:00 A.M. (London time) on the date that is two (2) Business Days prior to the commencement of such Interest Period by reference to the Reuters Screen LIBOR01 for deposits in Dollars (or such other comparable page as may, in the opinion of the U.S. Administrative Agent, replace such page for the purpose of displaying such rates) for a period equal to such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurocurrency Rate” shall be the interest rate per annum (rounded upwards to the next 1/100th of 1.00%) determined by the U.S. Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the U.S. Administrative Agent at approximately 11:00 A.M. (London time) on the date that is two (2) Business Days prior to the beginning of such Interest Period, divided by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D of the Board (or any successor category of liabilities under Regulation D of the Board).
          “Event of Default”: any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition specified in Section 9, has been satisfied.
          “Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time.
          “Excluded Assets”: as defined in the U.S. Guarantee and Collateral Agreement and the Canadian Security Agreement.
          “Existing Credit Agreement”: as defined in the Recitals hereto.
          “Existing Credit Agreement Indebtedness”: as defined in the Recitals hereto.
          “Existing First Amendment”: as defined in the Recitals hereto.
          “Existing Letter of Credit”: as defined in subsection 3.1(a).
          “Existing Indebtedness”: existing Indebtedness of the Loan Parties identified on Schedule D.
          “Existing Notes”: collectively, the 2014 Senior Notes, the First Lien Last Out Notes, the 2019 Senior Notes and the 2021 Senior Notes.
          “Extended Canadian RCF Commitment”: as defined in subsection 2.7(a)(ii).
          “Extended Incremental Term Loans”: as defined in subsection 2.7(a)(iv).
          “Extended RCF Commitment”: as to any Lender, its Extended Canadian RCF Commitment and its Extended U.S. RCF Commitment.
          “Extended U.S. RCF Commitment”: as defined in subsection 2.7(a)(ii).
          “Extending Incremental Term Lender”: as defined in subsection 2.7(a)(iv).
          “Extending RCF Lender”: an RCF Lender with an Extended U.S. RCF Commitment and/or an Extended Canadian RCF Commitment.
          “Extension”: as defined in subsection 2.7(a).

          “Extension Amendment”: as defined in subsection 2.7(d).
          “Extension of Credit”: as to any Lender, the making of, or, in the case of subsection 2.4(d)(ii), participation in, a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.
          “Extension Offer”: as defined in subsection 2.7(a).
          “Facility”: each of the Commitments and the Extensions of Credit made thereunder.
          “FATCA”: Sections 1471 through 1471 of the Code (and any amended or successor version that is substantively comparable provided that any such amended or successor version imposes criteria that are no more onerous than those contained in such sections as enacted on the Closing Date) and the regulations promulgated thereunder or published administrative guidance implementing such Sections.
          “Federal Funds Effective Rate”: as defined in the definition of the term “ABR” in this subsection 1.1.
          “Financing Lease”: any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.
          “FIRREA”: the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.
          “First Lien Last Out Note Documents”: each First Lien Last Out Note Indenture, the First Lien Last Out Notes, the First Lien Last Out Security Documents and each other document or agreement relating to the issuance of the First Lien Last Out Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “First Lien Last Out Note Indenture”: each indenture governing the First Lien Last Out Notes, among the Parent Borrower and RSC, as co-issuers, the guarantors from time to time party thereto and the trustee thereunder, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance the terms thereof and with subsection 8.13.
          “First Lien Last Out Notes”: senior secured notes of the Parent Borrower and RSC issued pursuant to any First Lien Last Out Note Indenture, as the same may be exchanged for substantially similar senior secured notes that have been registered under the Securities Act or that otherwise do not contain a restrictive legend, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “First Lien Last Out Security Documents”: the collective reference to each security agreement, pledge agreement, mortgage, deed of trust, collateral agreement, instrument or other document granting or perfecting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the U.S. Loan Parties under the First Lien Last Out Note Documents.
          “first priority”: with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien is the most senior Lien to which such Collateral is subject (subject to Permitted Liens).
          “Fiscal Period”: each fiscal month of Holdings and its Subsidiaries as described on Schedule B.
          “Fiscal Year”: any period of twelve (12) consecutive months ending on December 31 of any calendar year.
          “Foreign Pension Plan”: a registered pension plan which is subject to applicable pension legislation other than ERISA or the Code, which the Parent Borrower or a Subsidiary sponsors or maintains, or to which it makes or is obligated to make contributions.
          “Foreign Plan”: each Foreign Pension Plan, deferred compensation or other retirement or superannuation plan, fund, program, agreement, commitment or arrangement whether oral or written, funded or unfunded, sponsored, established, maintained or contributed to, or required to be contributed to, or with respect to which any liability is borne, outside the United States of America, by the Parent Borrower or any of its Subsidiaries, other than any such plan, fund, program, agreement or arrangement sponsored by a Governmental Authority.
          “Foreign Subsidiary”: any Subsidiary of the Parent Borrower which is organized and existing under the laws of any jurisdiction outside of the United States of America or that is a Foreign Subsidiary Holdco. For the avoidance of doubt, any Subsidiary of the Parent Borrower which is organized and existing under the laws of Puerto Rico shall be a Foreign Subsidiary.
          “Foreign Subsidiary Holdco”: any Subsidiary of the Parent Borrower, so long as such Subsidiary has no material assets other than securities of one or more Foreign Subsidiaries and Indebtedness issued by such Foreign Subsidiaries (or Subsidiaries thereof), and other assets relating to an ownership interest in any such securities, Indebtedness or Subsidiaries.
          “GAAP”: with respect to subsection 4.4(c), the covenants contained in subsections 8.1 and 8.2 and all defined terms relating thereto, and the defined term “Financing Lease”, generally accepted accounting principles in the United States of America as in effect on the Closing Date, and, for all other purposes under this Agreement, generally accepted accounting principles in the United States of America in effect from time to time. Notwithstanding the foregoing, if at any time the Securities and Exchange Commission requires U.S.-domiciled companies subject to the reporting requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Parent Borrower may elect by written notice to the Administrative Agent to so use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall, for purposes of this Agreement, thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect on the date specified in such notice (with respect to subsection 4.4(c), the covenants contained in subsections 8.1 and 8.2 and all defined terms relating thereto, and the defined term “Financing

Lease”) and as in effect from time to time (for all other purposes under this Agreement); provided that if the U.S. Administrative Agent (i) determines that the impact of construing GAAP to mean IFRS pursuant to this sentence would have a material impact on calculations made in connection with determining compliance with subsection 8.1 or 8.2 and (ii) has given the Parent Borrower notice of such determination (which notice shall be given within 3 days of delivery by the Parent Borrower of its notice to use IFRS in lieu of GAAP), GAAP shall not be construed to mean IFRS with respect to subsection 4.4(c), the covenants contained in subsections 8.1 and 8.2 or any defined terms relating thereto, or the defined term “Financing Lease” and (b) for prior periods, GAAP as defined in the first sentence of this definition.
          “General Intangibles”: “general intangibles” (as such term is defined in Article 9 of the UCC or (to the extent governed thereby) any similar provision of the PPSA), including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims, and any and all supporting obligations in respect thereof, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.
          “Governmental Authority”: the government of the United States of America or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
          “Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any such obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Parent Borrower in good faith.
          “Guaranteed Creditors”: each Administrative Agent, each Collateral Agent, each Issuing Lender, the Lenders and each party (other than any Loan Party) party to an Interest Rate Protection Agreement or Permitted Hedging Arrangement to the extent such party constitutes a Secured Party under the Security Documents.
          “Guarantor Obligations”: as defined in the U.S. Guarantee and Collateral Agreement as though Holdings were a Guarantor thereunder.
          “Guarantors”: the collective reference to Holdings, the U.S. Borrowers (solely with respect to the obligations of the Canadian Borrowers hereunder and under each other Loan Document) and each Subsidiary of the Parent Borrower (other than (a) a Borrower, (b) any Foreign Subsidiary (excluding any Canadian Subsidiary Guarantor) and (c) any Subsidiary of a Foreign Subsidiary (excluding any Canadian Subsidiary Guarantor)), which is from time to time party to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee Agreement, as applicable; individually, a “Guarantor”.
          “Holdings”: as defined in the Preamble hereto.
          “IFRS”: International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such Board, or the Securities and Exchange Commission, as the case may be), as in effect from time to time.
          “Immaterial Subsidiary”: any Subsidiary that (i) has less than $5,000,000 of annual revenues and less than $5,000,000 of assets and (ii) has been designated as such by the Parent Borrower in a written notice delivered to the U.S. Administrative Agent (other than any such Subsidiary as to which the Parent Borrower has revoked such designation by written notice to the U.S. Administrative Agent); provided that at no time shall the Immaterial Subsidiaries so designated by the Parent Borrower have annual revenues or assets in excess of $10,000,000 in the aggregate.
          “Incremental Amendment”: as defined in subsection 2.6(d).
          “Incremental Facility Closing Date”: as defined in subsection 2.6(d).
          “Incremental Term Loan”: as defined in subsection 2.6(a).
          “Incremental Term Loan Commitment”:for each Incremental Term Loan Lender, the commitment of such Incremental Term Loan Lender to make Incremental Term Loans pursuant to subsection 2.6 on the applicable Borrowing Date, as such commitment (x) is evidenced by the respective Incremental Amendment delivered pursuant to subsection 2.6(d) or (y) may be terminated pursuant to subsection 2.3 or Section 9.
          “Incremental Term Loan Lender”: each Lender with an Incremental Term Loan Commitment or outstanding Incremental Term Loans.
          “Incremental Term Loan Note”: a promissory note, substantially in the form attached to the applicable Incremental Amendment, executed and delivered by the relevant Borrower to an Incremental Term Loan Lender evidencing such Incremental Term Loan Lender’s Incremental Term Loan, which shall be (i) delivered to such Lender on or prior to the Borrowing Date (or in connection with any assignment pursuant to subsection 11.6(b)) with respect to such Incremental Term Loans with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Incremental Term Loans made by such Incremental Term Loan Lender to such Borrower (or acquired by assignment pursuant to subsection 11.6(b)) and (ii) payable as provided in subsection 2.6.
          “Indebtedness”: of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and (ii) deferred purchase price in respect of Rental Fleet which is due within one year of the date of purchase of such Rental Fleet), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of letters of credit, bankers’ acceptances or bank guarantees issued or created for the account of such Person, (e) for purposes of subsection 8.2 and subsection 9(e) only, all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements and (f) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.
          “Individual Canadian RCF Lender Exposure”: of any Canadian RCF Lender, at any time, the sum of (a) the aggregate principal amount of all Canadian RCF Loans made by such Canadian RCF Lender (using the Dollar Equivalent thereof in the case of any such Canadian RCF Loans denominated in Canadian Dollars) and then outstanding (including any Canadian RCF Loans made pursuant to any Canadian RCF Commitment Increase or any Extended Canadian RCF Commitment) and (b) the Canadian RCF Letter of Credit Exposure of such Canadian RCF Lender at such time.
          “Individual RCF Lender Exposure”: of any RCF Lender, at any time, the sum of such Lender’s (a) Individual U.S. RCF Lender Exposure and (b) Individual Canadian RCF Lender Exposure.
          “Individual U.S. RCF Lender Exposure”: of any U.S. RCF Lender, at any time, the sum of (a) the aggregate principal amount of all U.S. RCF Loans made by such U.S. RCF Lender and then outstanding (including any U.S. RCF Loans made pursuant to any U.S. RCF

Commitment Increase or any Extended U.S. RCF Commitment), (b) the U.S. RCF Letter of Credit Exposure of such U.S. RCF Lender at such time and (c) the Swing Line Loan Exposure of such U.S. RCF Lender at such time.
          “Initial Agreement”: as defined in subsection 8.18(c).
          “Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.
          “Intellectual Property”: all United States and foreign patents, patent applications, trademarks, trademark applications, trade names, copyrights, technology, know-how and processes.
          “Intercreditor Agreement”: the First Lien Intercreditor Agreement, dated as of July 1, 2009, among the Parent Borrower, RSC, each other U.S. Loan Party from time to time party thereto, the U.S. Collateral Agent and the collateral agent under any First Lien Last Out Note Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms hereof and thereof. An execution copy of the Intercreditor Agreement, as the same is in effect on the Closing Date prior to giving effect to the Intercreditor Agreement Amendment, is attached hereto as Exhibit E-1.
          “Intercreditor Agreement Amendment”: the First Amendment to First Lien Intercreditor Agreement, dated as of the Closing Date, executed by the Parent Borrower, RSC and the U.S. Collateral Agent. An execution copy of the Intercreditor Agreement Amendment is attached hereto as Exhibit E-2.
          “Interest Payment Date”: (a) as to any ABR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, and the final maturity date of such Loan, (b) as to any Eurocurrency Loan having an Interest Period of three (3) months or less, the last day of such Interest Period and (c) as to any Eurocurrency Loan having an Interest Period longer than three (3) months, (i) each day which is three (3) months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period.
     “Interest Period”: with respect to any Eurocurrency Loan:
     (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one (1), two (2) or three (3) months (or two (2) weeks, or six (6) or nine (9) or twelve (12) months, in each case to the extent agreed to by all Lenders of the respective Tranche of such Loan) thereafter, as selected by the applicable Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and
     (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one (1), two (2) or three (3) months (or two (2) weeks, or six (6) or nine (9) or twelve (12) months, in each case to the extent agreed to by all Lenders of the respective Tranche of such Loan) thereafter, as selected by the applicable Borrower by irrevocable notice to the U.S.

     Administrative Agent or the Canadian Administrative Agent, as applicable, not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto;
     provided that all of the foregoing provisions relating to Interest Periods are subject to the following:
     ( i ) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
     (ii) any Interest Period that would otherwise extend beyond the respective Maturity Date for any Loans shall (for all purposes other than subsection 4.12) end on the respective Maturity Date for such Loans;
     (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and
     (iv) the applicable Borrower shall select Interest Periods so as not to require a scheduled payment of any Eurocurrency Loan during an Interest Period for such Loan.
          “Interest Rate Protection Agreement”: any interest rate protection agreement, interest rate future, interest rate option, interest rate cap or collar or other interest rate hedge arrangement in form and substance, and for a term, reasonably satisfactory to the U.S. Administrative Agent, to or under which the Parent Borrower or any of its Subsidiaries is or becomes a party or a beneficiary.
          “Inventory”: inventory as such term is defined in Article 9 of the UCC or (to the extent governed thereby) any similar provision of the PPSA.
          “Investment”: as defined in subsection 8.8.
          “Investment Company Act”: the Investment Company Act of 1940, as amended from time to time.
          “Investment Property”: “investment property” (as such term is defined in Article 9 of the UCC) or (to the extent governed thereby) the PPSA, and any and all supporting obligations in respect thereof.
          “Issuing Lender”: any Canadian RCF Issuing Lender and any U.S. RCF Issuing Lender.
          “Judgment Conversion Date”: as defined in subsection 11.8(a).

          “Junior Lien Obligations”: Permitted Junior Debt secured by a Lien on Collateral that ranks junior to the Lien of the Secured Parties securing the Obligations.
          “Judgment Currency”: as defined in subsection 11.8(a).
          “L/C Fee Payment Date”: with respect to any Letter of Credit, the last day of each March, June, September and December to occur after the date of issuance thereof to and including the first such day to occur on or after the date of expiry thereof; provided that if any L/C Fee Payment Date would otherwise occur on a day that is not a Business Day, such L/C Fee Payment Date shall be the immediately preceding Business Day.
          “L/C Fees”: as defined in subsection 3.3(a).
          “L/C Obligations”: the U.S. RCF L/C Obligations and the Canadian RCF L/C Obligations.
          “L/C Participants”: the U.S. RCF L/C Participants and the Canadian RCF L/C Participants.
          “L/C Request”: a letter of credit request in the form of Exhibit C attached hereto or, in such other form as the respective Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.
          “Lead Arrangers”: DBSI, BOA and Wells Fargo, as Joint Lead Arrangers and Joint Book Managers.
          “Lenders”: the several banks and other financial institutions from time to time parties to this Agreement together with, in each case, any affiliate of any such bank or financial institution through which such bank or financial institution elects, by notice to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, and the Borrowers, to make any Incremental Term Loans, RCF Loans, Swing Line Loans or Letters of Credit available to any Borrower, provided that for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any Default or Event of Default and its consequences or (c) any other matter as to which a Lender may vote or consent pursuant to subsection 11.1 hereof, the bank or financial institution making such election shall be deemed the “Lender” rather than such affiliate, which shall not be entitled to so vote or consent.
          “Letter of Credit Back-Stop Arrangements”: as defined in subsection 2.8(a)(ii).
          “Letters of Credit” or “L/Cs”: the U.S. RCF Letters of Credit and the Canadian RCF Letters of Credit.
          “Lien”: any mortgage, pledge, hypothecation, assignment, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          “Liquidity Event”: the determination by the U.S. Administrative Agent that Available RCF Commitments on any day are less than the greater of (a) $125,000,000 and (b) 12.5% of the Total RCF Commitments on such day; provided that the U.S. Administrative Agent has notified the Parent Borrower thereof; and provided, further, that if the occurrence of a Liquidity Event shall be due solely to a fluctuation in currency exchange rates occurring within the two (2) Business Day period immediately preceding such occurrence, and one or more of the Borrowers, within two (2) Business Days following receipt of such notice from the U.S. Administrative Agent, repay Loans in an amount such that the Available RCF Commitments following such payment exceed the greater of (a) $125,000,000 and (b) 12.5% of the Total RCF Commitments at the time of such payment, a Liquidity Event shall be deemed not to have occurred. The occurrence of a Liquidity Event shall be deemed continuing notwithstanding that the Available RCF Commitments may thereafter exceed the amount described in the preceding sentence unless and until the Available RCF Commitments exceed the greater of (a) $125,000,000 and (b) 12.5% of the Total RCF Commitments for thirty (30) consecutive days, in which event a Liquidity Event shall no longer be deemed to be continuing.
          “Loan”: an Incremental Term Loan, RCF Loan or a Swing Line Loan (including, for the avoidance of doubt, any RCF Loan made pursuant to any RCF Commitment Increase or any Extended RCF Commitment), as the context shall require; collectively, the “Loans”.
          “Loan Documents”: this Agreement, any Notes, any B/A Instruments, the L/C Requests, the Intercreditor Agreement, any Additional Intercreditor Agreement, any Incremental Amendment, any Extension Amendment, the U.S. Guarantee and Collateral Agreement, the Canadian Guarantee Agreement, the Canadian Security Agreement, any other Security Documents and any Borrower Joinder Agreement, each as amended, supplemented, waived or otherwise modified from time to time.
          “Loan Parties”: Holdings, each Borrower and each other Subsidiary of Holdings that is a party to a Loan Document; individually, a “Loan Party”.
          “Management Investors”: the collective reference to the officers, directors, employees and other members of the management of any Parent Entity, Holdings, the Parent Borrower or any of their Subsidiaries, or family members or relatives thereof or trusts for the benefit of any of the foregoing, who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, common stock of Holdings or any Parent Entity.
          “Management Subscription Agreements”: one or more stock subscription, stock option, grant or other agreements which have been or may be entered into between Holdings or any Parent Entity and one or more Management Investors (or any of their heirs, successors, assigns, legal representatives or estates), with respect to the issuance to and/or acquisition, ownership and/or disposition by any of such parties of common stock of Holdings or any Parent Entity, or options, warrants, units or other rights in respect of common stock of Holdings or any Parent Entity, any agreements entered into from time to time by transferees of any such stock, options, warrants or other rights in connection with the sale, transfer or reissuance thereof, and any assumptions of any of the foregoing by third parties, as amended, supplemented, waived or otherwise modified from time to time.

          “Mandatory RCF Loan Borrowing”: as defined in subsection 2.4(c).
          “Margin Regulations”: as defined in subsection 6.1(e).
          “Material Adverse Effect”: a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or (b) the validity or enforceability as to any Loan Party party thereto of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agents, the Collateral Agents and the Lenders under the Loan Documents or with respect to the Collateral comprising the Borrowing Base, in each case taken as a whole.
          “Material Subsidiaries”: Subsidiaries of Holdings constituting, individually or in the aggregate (as if such Subsidiaries constituted a single Subsidiary), a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X.
          “Materials of Environmental Concern”: any hazardous or toxic substances or materials or wastes defined, listed, or regulated as such in or under, or which may give rise to liability under, any applicable Environmental Law, including gasoline, petroleum (including crude oil or any fraction thereof), petroleum products or by-products, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.
          “Maturity Date”: (i) with respect to any portion of the Canadian RC Facility and the U.S. RC Facility that has not been extended pursuant to subsection 2.7, February 9, 2016 (the “Original RCF Maturity Date”), (ii) with respect to any Tranche of Incremental Term Loans that have not been extended pursuant to subsection 2.7, the final maturity date as specified in the applicable Incremental Amendment (the “Original Incremental Term Loan Maturity Date”), and (iii) with respect to any Tranche of Extended Incremental Term Loans or Extended RCF Commitments, the final maturity date as specified in the applicable Extension Amendment.
          “Maximum Incremental Amount”: as defined in subsection 2.6(a). “Minimum Extension Condition”: as defined in subsection 2.7(c).
          “MNPI”: material non-public information with respect to Holdings, the Borrowers or any of their Subsidiaries or with respect to the securities of any such Person.
          “Moody’s”: as defined in the definition of “Cash Equivalents” in this subsection 1.1.
          “Mortgaged Properties”: any real property owned in fee by Holdings or any of its Subsidiaries which is encumbered (or required to be encumbered) by a Mortgage pursuant to the terms hereof.
          “Mortgages”: each of the mortgages, deeds of trust, deeds to secure debt and similar security instruments, if any, executed and delivered by any Loan Party to either Administrative Agent, substantially in a form reasonably satisfactory to the applicable Administrative Agent and the Parent Borrower, as the same may be amended, supplemented, waived or otherwise modified from time to time.

          “Multiemployer Plan”: a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
          “Negotiable Collateral”: letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.
          “Net Cash Proceeds”: with respect to any Asset Sale (including any Sale and Leaseback Transaction), any Recovery Event, or the sale or issuance of any debt securities or any borrowings by Holdings or any of its Subsidiaries, an amount equal to the gross proceeds in cash and Cash Equivalents of such Asset Sale, Recovery Event, sale, issuance or borrowing, net of (a) reasonable attorneys’ fees, accountants’ fees, brokerage, consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection with such Asset Sale, Recovery Event, sale, issuance or borrowing, (b) taxes paid or reasonably estimated to be payable as a result thereof, (c) appropriate amounts provided or to be provided by Holdings or any of its Subsidiaries as a reserve, in accordance with GAAP, with respect to any liabilities associated with such Asset Sale or Recovery Event and retained by Holdings or any such Subsidiary after such Asset Sale or Recovery Event and other appropriate amounts to be used by Holdings or any of its Subsidiaries to discharge or pay on a current basis any other liabilities associated with such Asset Sale or Recovery Event, (d) in the case of an Asset Sale, Recovery Event or Sale and Leaseback Transaction of or involving an asset subject to a Lien securing any Indebtedness (other than the Obligations), payments made and installment payments required to be made to repay such Indebtedness, including payments in respect of principal, interest and prepayment premiums and penalties, (e) in the case of any Asset Sale, Recovery Event or Sale and Leaseback Transaction of or involving an asset of any Foreign Subsidiary that is not a Loan Party, any amount which may not be applied as provided in subsection 4.4(b) pursuant to any applicable restrictions under the terms of any Indebtedness of any Foreign Subsidiary that is not a Loan Party and (f) in the case of any Asset Sale, any portion of the proceeds thereof attributable to the Disposition of revenue earning equipment as part of such Asset Sale.
          “Net Orderly Liquidation Value”: the orderly liquidation value (net of costs and expenses estimated to be incurred in connection with such liquidation) of the Loan Parties’ Rental Fleet or Eligible Inventory, as the case may be, that is estimated to be recoverable in an orderly liquidation of such Rental Fleet or Eligible Inventory, as the case may be, with such value to be calculated based upon a percentage of the net book value thereof, such percentage to be as determined from time to time by reference to the most recent appraisal completed by a qualified third-party appraisal company (approved by the U.S. Administrative Agent in its Permitted Discretion in consultation with the Parent Borrower) and delivered to the U.S. Administrative Agent.
          “New York Process Agent”: as defined in subsection 11.13(b).
          “Non BA Lender”: a Lender that cannot or does not as a matter of policy issue Bankers’ Acceptances.

          “Non-Canadian Affiliate”: an Affiliate or office of a Canadian RCF Lender or Canadian RCF Issuing Lender that is an entity (or office thereof) as shall allow payments by any U.S. Borrower or Canadian Finco made under this Agreement and any Notes with respect to any Extensions of Credit made to such Borrower by such entity or office to be made without withholding of any Non-Excluded Taxes.
          “Non-Consenting Lender”: as defined in subsection 11.1(d).
          “Non-Defaulting Lender”: Any Lender other than a Defaulting Lender.
          “Non-Excluded Taxes”: as defined in subsection 4.11(a).
          “Non-Guarantor Subsidiary”: any Subsidiary of the Parent Borrower that is neither a Borrower nor a Subsidiary Guarantor.
          “Notes”: the collective reference to the RCF Notes, the Swing Line Note and the Incremental Term Loan Notes (if any).
          “Obligation Currency”: as defined in subsection 11.8(a).
          “Obligations”: all obligations (including guaranty obligations) of every nature of each Loan Party from time to time owed to the Agents (including former Agents), the Lenders or any of them, under any Loan Document, whether for principal, premium, interest (including interest accruing after the filing of a petition in bankruptcy or a similar proceeding with respect to such Loan Party, regardless of whether such interest is an allowed claim in such bankruptcy or similar proceeding), fees, expenses, indemnification (including, without limitation, pursuant to subsection 11.5) or otherwise.
          “Obligor”: any purchaser of goods or services or other Person obligated to make payment to the Parent Borrower or any of its Subsidiaries (other than any Subsidiary that is not a Loan Party) in respect of a purchase of such goods or services.
          “Original Incremental Term Loan Maturity Date”: as defined in the definition of Maturity Date in this subsection 1.1.
          “Original RCF Maturity Date”: as defined in the definition of Maturity Date in this subsection 1.1.
          “Parent Borrower”: as defined in the Preamble hereto.
          “Parent Entity”: any of RSC Holdings, RSC LLC I, any Other Parent Entity, and any other Person that becomes a direct or indirect Subsidiary of RSC Holdings, RSC LLC I, or any Other Parent Entity after the Closing Date and of which Holdings is a direct or indirect Subsidiary and which is designated in writing by Holdings to the U.S. Administrative Agent as a “Parent Entity”. As used herein, “Other Parent Entity” means a Person of which the then Relevant Parent Entity becomes a direct or indirect Subsidiary after the Closing Date (it being understood that, without limiting the application of the definition of Change of Control to the new Relevant Parent Entity, such existing Relevant Parent Entity so becoming such a Subsidiary shall not constitute a Change of Control).
          “Parent Entity Expenses”: expenses, taxes and other amounts incurred or payable by any Parent Entity in respect of which the Parent Borrower is permitted to make dividends and other payments pursuant to subsection 8.7.
          “Participant”: as defined in subsection 11.6(c).
          “Patriot Act”: as defined in subsection 11.17.
          “Payment Conditions”: at any time of determination, means that (a) no Default or Event of Default then exists or would arise as a result of making the subject Specified Payment, (b) Available RCF Commitments are no less than the greater of (i) $175,000,000 and (ii) 17.5% of the Total RCF Commitments at such time immediately after giving effect to the making of such Specified Payment, (c) immediately after giving effect to the making of such Specified Payment, the Parent Borrower is in compliance with the covenants set forth in subsections 8.1(a) and 8.1(b) as of the end of the most recently ended four fiscal quarter period for which financial statements have been or are required to be delivered pursuant to subsection 7.1(a) or 7.1(b) after giving pro forma effect to such Specified Payment as if such Specified Payment (if applicable to such calculation) had been made as of the first day of such period, whether or not such covenants are otherwise then applicable to the Parent Borrower under such subsections at such time, provided that if the Available RCF Commitments on the date of the proposed Specified Payment exceed the greater of (i) $350,000,000 and (ii) 35% of the Total RCF Commitments at such time (after giving pro forma effect to the then proposed Specified Payment), then this clause (c) shall not apply to such Specified Payment, and (d) if the aggregate amount of Specified Payments is greater than $50,000,000 (after giving effect to the then proposed Specified Payment) in the 30-day period preceding (and including) the date of the proposed payment, (i) at least one (1) Business Day prior to making the proposed Specified Payment, the Borrowers shall have delivered projections to the U.S. Administrative Agent reasonably satisfactory to the U.S. Administrative Agent demonstrating that the projected average Available RCF Commitments on the last day of each fiscal month during the six-month period immediately succeeding any such Specified Payment (as determined in good faith by the Parent Borrower and certified by a Responsible Officer) shall be no less than the applicable amount specified in clause (b) of this definition and (ii) prior to the making of the proposed Specified Payment, the Borrowers shall have delivered to the U.S. Administrative Agent a certificate executed by a Responsible Officer certifying compliance with the requirements of clauses (a), (b) and (c) (if applicable) of this definition, and containing the calculations (in reasonable detail) required by preceding clauses(b) and (c) (if applicable) hereof.
          “Payment Office”: the office of the U.S. Administrative Agent located at 60 Wall Street, New York, NY 10005 or such other office as the U.S. Administrative Agent may hereafter designate in writing as such to the other parties hereto; provided that in the case of all payments of principal and interest and/or other amounts owing with respect to Canadian RCF Loans, Canadian RCF Letters of Credit or any Incremental Term Loans made to the Canadian Borrowers, “Payment Office” shall mean the office of the Canadian Administrative Agent located at 199 Bay Street, Suite 4700 Commerce Court West, Box 263, Toronto, Ontario, Canada M5L.
          “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).
          “Permitted Cure Securities”: common equity securities of Holdings or any Parent Entity, or other equity securities of Holdings or any Parent Entity that do not constitute Disqualified Capital Stock.
          “Permitted Discretion”: the commercially reasonable judgment of the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, exercised in good faith in accordance with customary business practices for comparable asset-based lending transactions, as to any factor which such Agent reasonably determines: (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Rental Fleet, Eligible Accounts, Eligible Unbilled Accounts or Eligible Inventory, the enforceability or priority of the applicable Agent’s Liens thereon or the amount which any Agent, the Lenders or any Issuing Lender would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Rental Fleet, Eligible Accounts, Eligible Unbilled Accounts or Eligible Inventory or (b) is evidence that any collateral report or financial information delivered to such Agent by any Person on behalf of the applicable Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, such Agent may consider, without duplication, such factors already included in or tested by the definition of Eligible Rental Fleet, Eligible Accounts, Eligible Unbilled Accounts or Eligible Inventory, as well as any of the following: (i) changes after the Closing Date in any material respect in demand for, pricing of, or product mix of Rental Fleet; (ii) changes after the Closing Date in any material respect in any concentration of risk with respect to Accounts; and (iii) any other factors arising after the Closing Date that change in any material respect the credit risk of lending to the Borrowers on the security of the Eligible Rental Fleet, Eligible Accounts, Eligible Unbilled Accounts or Eligible Inventory.
          “Permitted Hedging Arrangement”: as defined in subsection 8.17.
          “Permitted Holders”: (a) the Sponsor and any of its Affiliates; (b) any investment fund or vehicle managed, sponsored or advised by the Sponsor or any Affiliate thereof, and any Affiliate of or successor to any such investment fund or vehicle; (c) for purposes of the definition of “Change of Control” only, any Equity Investor (other than those described in clauses (a) and (b) above) and the Management Investors; provided that any Voting Stock of the Relevant Parent Entity held by such Equity Investors and Management Investors (taken together) in excess of 15% of the total voting power of all outstanding Voting Stock of the Relevant Parent Entity shall be deemed not to be held by a Permitted Holder for the purposes of determining whether a Change of Control has occurred; (d) any “group” (as such term is used in Section 13(d) or Section 14(d) of the Exchange Act) of which any of the Persons specified in clauses (a) or (b) above is a member, and any other Person that is a member of such “group”; provided that in the case of such “group” and without giving effect to the existence of such “group” or any other “group”, such Persons specified in clauses (a) or (b) above, collectively, have beneficial ownership, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Relevant Parent Entity held by such “group”; and (e) any Person while acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of Holdings or any other Parent Entity, in the case of preceding clauses (a) and (b), other than any of the Sponsor’s portfolio companies or any entity controlled by any such portfolio company.
          “Permitted Junior Debt”: any Indebtedness of the Parent Borrower or any of its Subsidiaries in the form of unsecured or secured term loans or unsecured or secured notes; provided that in any event, unless the Required Lenders otherwise expressly consent in writing prior to the incurrence or issuance thereof:
     (a) except as provided in clause (d) below, no such Indebtedness shall be secured by any asset of Holdings or any of its Subsidiaries;
     (b) no such Indebtedness shall be guaranteed by any Person other than a Loan Party;
     (c) no such Indebtedness shall be subject to scheduled amortization (except for, in the case of any such term loans, amortization in a per annum amount not to exceed 5% of the initial principal amount thereof) or have a final maturity prior to the date occurring 91 days following the latest Maturity Date as of the date of the incurrence or issuance of such Indebtedness;
     (d) in the case of any such Indebtedness that is secured (i) the Liens securing such Indebtedness are junior in priority relative to the Liens on the Collateral securing the Obligations of the Loan Parties and such Indebtedness is permitted to be secured pursuant to subsection 8.3(r) and (ii) a Permitted Junior Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to a Permitted Junior Debt Intercreditor Agreement or, to the extent that such Indebtedness constitutes First Lien Last Out Notes (as defined in the Intercreditor Agreement), the Intercreditor Agreement; provided that if such Indebtedness is the initial incurrence of Permitted Junior Debt (other than First Lien Last Out Notes (as defined in the Intercreditor Agreement)) by Holdings or any of its Subsidiaries that is secured by assets of Holdings or any of its Subsidiaries, then the applicable Borrowers and Guarantors that are obligors with respect to such Indebtedness, the applicable Collateral Agent and the Permitted Junior Debt Representative for such Indebtedness shall have executed and delivered the Permitted Junior Debt Intercreditor Agreement; and
     (e) the terms and conditions of the Permitted Junior Debt Documents evidencing such Indebtedness shall be reasonably satisfactory to the U.S. Administrative Agent (it being understood that (A) in the case of Permitted Junior Debt in the form of unsecured notes issued pursuant to an indenture, provisions of the Permitted Junior Debt Documents that are substantially similar to the corresponding provisions of the 2014 Senior Note Documents shall be reasonably satisfactory to the U.S. Administrative Agent, (B) in the case of Permitted Junior Debt in the form of secured notes issued pursuant to an indenture, provisions of the Permitted Junior Debt Documents that are substantially similar to the corresponding provisions of the First Lien Last Out Note Documents shall be reasonably satisfactory to the U.S. Administrative Agent and (C) in the case of Permitted Junior Debt in the form of term loans incurred pursuant to a loan agreement, provisions of the Permitted Junior Debt Documents that are substantially similar to the corresponding provisions of this Agreement shall be reasonably satisfactory to the U.S. Administrative Agent, provided that, in the case of this clause (C), (i) any cross-default to the Obligations contained in any such loan agreement shall be limited to a cross-payment default and shall be subject to a grace period reasonably acceptable to the U.S. Administrative Agent, (ii) in the event that any such loan agreement contains financial maintenance covenants, except as may otherwise be agreed to by the Administrative Agent, such financial maintenance covenants shall be limited to those set forth in subsection 8.1 of this Agreement (with the financial definitions contained therein to be no more restrictive to the Borrowers than the comparable definitions used in this Agreement) and in the case of the Consolidated Leverage Ratio covenant, shall have corresponding maximum ratio levels at least 15% greater than those set forth in Section 8.1(a), and in the case of the minimum Consolidated Fixed Charge Coverage Ratio covenant, shall have corresponding minimum ratio levels at least 15% lower than those set forth in Section 8.1(b) and (iii) no such loan agreement shall be deemed to be unsatisfactory to the Administrative Agent solely by virtue of the absence of so-called “Payment Conditions” provisions).
The incurrence of Permitted Junior Debt shall be deemed to be a representation and warranty by Holdings, the Borrowers and each of their respective Subsidiaries that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder.
          “Permitted Junior Debt Documents”: each agreement, document or instrument relating to the incurrence of Permitted Junior Debt, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
          “Permitted Junior Debt Intercreditor Agreement”: an agreement by and among the applicable Collateral Agent and a Permitted Junior Debt Representative for the holders of Junior Lien Obligations and acknowledged by the Borrowers and the Guarantors that are obligors in respect of such Junior Lien Obligations providing for the subordination of the Liens securing such Junior Lien Obligations to the Liens securing the Obligations on terms no less favorable to the Secured Parties than the Intercreditor Agreement (or on terms otherwise agreed to by the Administrative Agent) (as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13).
          “Permitted Junior Debt Representative” shall mean, with respect to any Permitted Junior Debt that is secured on a junior priority basis with respect to the Obligations, the trustee, administrative agent, collateral agent, security agent, security trustee or similar agent under the indenture, collateral trust agreement or other agreement pursuant to which such Permitted Junior Debt is issued, incurred or otherwise obtained and each of their successors in such capacities.
          “Permitted Liens”: as defined in subsection 8.3.

          “Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
          “Plan”: at a particular time, any employee benefit plan which is covered by ERISA and in respect of which Holdings or a Commonly Controlled Entity is an “employer” as defined in Section 3(5) of ERISA.
          “PPSA”: the Personal Property Security Act (Alberta) (or any successor statute) or similar legislation of any other Canadian jurisdiction, including the Civil Code of Québec, the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, opposability, priority, validity or effect of security interests.
          “Pricing Grid”: with respect to (a) RCF Loans and Swing Line Loans:

Applicable
Margin for RCF
	Applicable		Loans
	Margin for RCF	Applicable	Maintained as
	Loans	Margin for RCF	Eurocurrency
	Maintained as	Loans	Loans and
	ABR Rate ABR	Maintained as	Bankers’	Applicable
Consolidated	Loans and Swing	Canadian Prime	Acceptance	Margin for BA
Leverage Ratio	Line Loans	Rate ABR Loans	Loans	Fees
Greater than or equal to 5.25:1.00	1.75%	1.75%	2.75%	2.75%
Greater than or equal to 4.25:1.00 but less than 5.25:1.00	1.50%	1.50%	2.50%	2.50%
Less than 4.25:1.00	1.25%	1.25%	2.25%	2.25%
          Each determination of the Consolidated Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to subsection 8.1; and
          (b) RCF Commitments:

Applicable Commitment
Average RCF Loan Utilization	Fee Rate
Greater than 50%	0.375%
Equal to or less than 50%	0.500%

          “Prime Rate”: as defined in the definition of the term “ABR” in this subsection 1.1.
          “Qualified Canadian Subsidiary Guarantor”: each Canadian Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Parent Borrower.
          “Qualified Loan Parties”: each U.S. Borrower, each Canadian Borrower and each Qualified Subsidiary Guarantor, but in any event shall not include Canadian Finco.
          “Qualified Subsidiary Guarantor”: each Qualified U.S. Subsidiary Guarantor and each Qualified Canadian Subsidiary Guarantor.
          “Qualified U.S. Subsidiary Guarantor”: each U.S. Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Parent Borrower.
          “RCF Commitment Increase”: as defined in subsection 2.6(a).
          “RCF Commitment Period”: the period from the Closing Date until the date the RCF Commitments terminate hereunder.
          “RCF Commitments”: as to any RCF Lender, its U.S. RCF Commitment and its Canadian RCF Commitment. The amount of the aggregate RCF Commitments of the RCF Lenders on the Closing Date is $1,100,000,000.
          “RCF Lender”: any Lender having an RCF Commitment hereunder and/or a RCF Loan outstanding hereunder.
          “RCF Loan”: each U.S. RCF Loan and each Canadian RCF Loan (including any U.S. RCF Loan or Canadian RCF Loan made pursuant to any Canadian RCF Commitment Increase or any Extended Canadian RCF Commitment).
          “RCF Note”: as defined in subsection 2.1(e).
          “Recapitalization Agreement”: Recapitalization Agreement, dated as of October 6, 2006 (as the same may be amended, modified and/or supplemented from time to time prior to the date hereof), among Atlas Copco AB and Atlas Copco Finance S.à.r.l., as the sellers, RSC Acquisition, LLC, a Delaware limited liability company, RSC Acquisition II, LLC, a Delaware limited liability company, OHCP II RSC, LLC, a Delaware limited liability company, OHCMP II RSC, LLC, a Delaware limited liability company, and OHCP II RSC COI, LLC, a Delaware limited liability company, as the investors, and RSC Holdings Inc. (formerly known as Atlas Copco North America, Inc.), a Delaware corporation.
          “Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of Holdings or any of its Subsidiaries giving rise to Net Cash Proceeds to Holdings or such Subsidiary, as the case may be, in excess of $10,000,000, to the extent that such settlement or payment does not constitute reimbursement or compensation for amounts previously paid by Holdings or any of its Subsidiaries in respect of such casualty or condemnation.
          “Refinancing”: the refinancing of the Existing Credit Agreement with the proceeds of this Agreement.
          “Refinancing Agreement”: as defined in subsection 8.18(c).
          “Refunded Swing Line Loans”: as defined in subsection 2.4(c).
          “Register”: as defined in subsection 11.6(b)(iv).
          “Regulation S-X”: Regulation S-X promulgated by the Securities and Exchange Commission, as in effect on the Closing Date.
          “Regulation T”: Regulation T of the Board as in effect from time to time.
          “Regulation U”: Regulation U of the Board as in effect from time to time.
          “Regulation X”: Regulation X of the Board as in effect from time to time.
          “Reimbursement Obligations”: the obligation of the applicable Borrower to reimburse the applicable Issuing Lender pursuant to subsection 3.5(a) for amounts drawn under the applicable Letters of Credit.
          “Reinvested Amount”: with respect to any Asset Sale permitted by subsection 8.6(h) or Recovery Event, that portion of the Net Cash Proceeds thereof (which portion shall not exceed, with respect to any Asset Sale occurring on or after the Closing Date (but not any Recovery Event), $125,000,000 minus the aggregate Reinvested Amounts with respect to all such Asset Sales on or after the Closing Date) as shall, according to a certificate of a Responsible Officer of the Parent Borrower delivered to the U.S. Administrative Agent within thirty (30) days of such Asset Sale or Recovery Event, be reinvested in the business of the Parent Borrower and its Subsidiaries in a manner consistent with the requirements of subsection 8.16 and the other provisions hereof within one-hundred eighty (180) days of the receipt of such Net Cash Proceeds with respect to any such Asset Sale or Recovery Event or, if such reinvestment is in a project authorized by the board of directors of RSC or any Parent Entity that will take longer than such one-hundred eighty (180) days to complete, the period of time necessary to complete such project; provided that (a) if any such certificate of a Responsible Officer is not delivered to the U.S. Administrative Agent on the date of such Asset Sale or Recovery Event, subject to the terms of the Intercreditor Agreement, any Net Cash Proceeds of such Asset Sale or Recovery Event shall be immediately (i) deposited in a cash collateral account established at the applicable Administrative Agent to be held as collateral in favor of such Administrative Agent for the benefit of the applicable Lenders on terms reasonably satisfactory to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, and shall remain on deposit in such cash collateral account until such certificate of a Responsible Officer is delivered to the U.S. Administrative Agent or (ii) used to make a prepayment of the RCF Loans in accordance with subsection 4.4(a); provided that, notwithstanding anything in this Agreement to the contrary, (a)

no Borrower may request any Extension of Credit under the U.S. RCF Commitments or Canadian RCF Commitments that would reduce the aggregate amount of the Available U.S. RCF Commitments or Available Canadian RCF Commitments, respectively, to an amount that is less than the amount of any such prepayment until such certificate of a Responsible Officer is delivered to the U.S. Administrative Agent and (b) any Net Cash Proceeds not so reinvested by the date required pursuant to the terms of this definition shall be utilized on such day to prepay the Loans pursuant to subsection 4.4(b).
          “Related Taxes”: (x) any taxes, charges or assessments, including but not limited to sales, use, transfer, rental, ad valorem, value-added, stamp, property, consumption, franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar taxes, charges or assessments (other than federal, state or local taxes measured by income and federal, state or local withholding imposed by any government or other taxing authority on payments made by Holdings or any Parent Entity other than to Holdings or another Parent Entity), required to be paid by Holdings or any Parent Entity by virtue of its being incorporated or having Capital Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than the Parent Borrower, any of its Subsidiaries, Holdings or any Parent Entity), or being a holding company parent of the Parent Borrower, any of its Subsidiaries, Holdings or any Parent Entity or receiving dividends from or other distributions in respect of the Capital Stock of the Parent Borrower, any of its Subsidiaries, Holdings or any Parent Entity, or having guaranteed any obligations of the Parent Borrower or any Subsidiary thereof, or having made any payment in respect of any of the items for which the Parent Borrower or any of its Subsidiaries is permitted to make payments to Holdings or any Parent Entity pursuant to subsection 8.7, or acquiring, developing, maintaining, owning, prosecuting, protecting or defending its Intellectual Property and associated rights (including but not limited to receiving or paying royalties for the use thereof) relating to the business or businesses of the Parent Borrower or any Subsidiary thereof, (y) any taxes as to which RSC Holdings has a right to indemnification pursuant to the Recapitalization Agreement but fails to receive payment of such indemnification owed after diligent efforts to collect such amounts, and any taxes attributable to RSC Holdings’ receipt of, entitlement to, or obligation to make any payment required or contemplated by the Recapitalization Agreement and the exhibits thereto (including the Indemnification Agreement (as defined in the Recapitalization Agreement)) or (z) any other federal, state, foreign, provincial or local taxes measured by income for which Holdings or any Parent Entity is liable up to an amount not to exceed, with respect to federal taxes, the amount of any such taxes that the Parent Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a consolidated basis as if the Parent Borrower had filed a consolidated return on behalf of an affiliated group (as defined in Section 1504 of the Code or an analogous provision of state, local or foreign law) of which it was the common parent, or with respect to state and local taxes, the amount of any such taxes that the Parent Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a combined basis as if the Parent Borrower had filed a combined return on behalf of an affiliated group consisting only of the Parent Borrower and its Subsidiaries.
          “Relevant Parent Entity”: (i) Holdings, so long as Holdings is not a Subsidiary of a Parent Entity, and (ii) any Parent Entity, so long as Holdings is a Subsidiary thereof and such Parent Entity is not a Subsidiary of any other Parent Entity. On the Closing Date, the Relevant Parent Entity is RSC Holdings.

          “Rental Fleet”: all Equipment owned by or leased to the Parent Borrower or a Subsidiary of a Parent Borrower.
          “Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.
          “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived under subsections .22, ..23, .25, .27 or .28 of PBGC Reg. § 4043 or any successor regulation thereto.
          “Required Lenders”: Non-Defaulting Lenders, the sum of whose (x) Incremental Term Loan Commitments (if any), (y) outstanding principal amount of Incremental Term Loans and (z) RCF Commitments (or after the termination of the RCF Commitments, total Individual RCF Lender Exposures) as of the respective date of determination represent greater than 50% of the sum of (x) Incremental Term Loan Commitments (if any), (y) the outstanding principal amount of Incremental Term Loans and (z) the RCF Commitments (or, after the termination of the RCF Commitments, the total Individual RCF Lender Exposures) of all Non-Defaulting Lenders at such time.
          “Requirement of Law”: as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority.
          “Responsible Officer”: as to any Person, any of the following officers of such Person: (a) the chief executive officer or the president of such Person or, with respect to financial matters, the chief financial officer, the treasurer or the controller of such Person, (b) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, who has been designated in writing to the U.S. Administrative Agent as a Responsible Officer by the chief executive officer or president of such Person or, with respect to financial matters, such chief financial officer of such Person, (c) with respect to subsection 7.7 and without limiting the foregoing, the general counsel of such Person and (d) with respect to ERISA matters, the senior vice president — human resources (or substantial equivalent) of such Person.
          “RSC”: as defined in the Preamble hereto.
          “RSC Canada”: as defined in the Preamble hereto.
          “RSC Holdings”: RSC Holdings Inc., a Delaware corporation, formerly known as Atlas Copco North America, Inc.
          “RSC LLC I”: RSC Holdings I, LLC, a Delaware limited liability company.

          “S&P”: as defined in the definition of the term “Cash Equivalents” in this subsection 1.1.
          “Sale and Leaseback Real Properties”: as defined in subsection 8.11.
          “Sale and Leaseback Transaction”: as defined in subsection 8.11.
          “Schedule I Lender”: a Lender which is a Canadian chartered bank listed on Schedule I of the Bank Act (Canada).
          “Secured Parties”: the reference to the Canadian Secured Parties, the U.S. Secured Parties, or the collective reference thereto, as applicable.
          “Securities Act”: the Securities Act of 1933, as amended from time to time.
          “Security Documents”: the collective reference to the Canadian Security Documents and the U.S. Security Documents.
          “Set”: the collective reference to Eurocurrency Loans or Bankers’ Acceptances, as the case may be, of a single Tranche, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).
          “Single Employer Plan”: any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.
          “Solvent” and “Solvency”: with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small amount of capital.
          “Specified Equity Contribution”: any cash equity contribution made to any Parent Entity in exchange for Permitted Cure Securities; provided (a)(i) such cash equity contribution to any Parent Entity and (ii) the contribution of any proceeds therefrom to the Parent Borrower, occur (x) after the Closing Date and (y) on or prior to the date that is ten (10) days after the date on which financial statements are required to be delivered for a fiscal quarter (or year); (b) the Parent Borrower identifies such equity contribution as a “Specified Equity Contribution”; (c) in each four fiscal quarter period, there shall exist a period of at least two consecutive quarters in respect of which no Specified Equity Contribution shall have been made; (d) the amount of any Specified Equity Contribution included in the calculation of EBITDA hereunder shall be limited to the amount required to effect compliance with subsection 8.1 hereof; (e) such equity contribution is not used, directly or indirectly, to redeem or repurchase any Existing Notes and (f) there shall be no pro forma reduction in Indebtedness with the proceeds of any such equity contribution for purposes of determining compliance with subsection 8.1 as of the last day of the fiscal quarter immediately prior to the fiscal quarter in which such equity contribution was made.
          “Specified Maturity Date”: as defined in subsection 2.5(g).
          “Specified Payment”: (i) any consideration paid to any Person who is not a Loan Party in connection with any merger, consolidation or amalgamation permitted pursuant to subsection 8.5(a), (ii) the fair market value of any assets subject to any sale, lease, transfer or other disposition of any or all of the assets (upon voluntary liquidation or otherwise) of any Subsidiary of Holdings permitted pursuant to subsection 8.5(b) (solely to the extent such sale, lease transfer or other disposition is conducted with a Person who is not a Loan Party or a Subsidiary thereof), (iii) any dividend payment pursuant to subsection 8.7(h), (iv) any Investment pursuant to subsection 8.8(n), (v) any acquisition pursuant to subsection 8.9(c) and (vi) any payment, repurchase or redemption pursuant to subsection 8.13(a).
          “Sponsor”: Oak Hill Capital Partners II, L.P.
          “Sponsor Affiliate”: any Affiliate of the Sponsor other than the Sponsor’s portfolio companies or any entity controlled by any such portfolio company.
          “Spot Rate of Exchange”: (i) with respect to Canadian Dollars (except as provided in clause (ii) below), at any date of determination thereof, the spot rate of exchange in London that appears on the display page applicable to Canadian Dollars on the Telerate System (or such other page as may replace such page for the purpose of displaying the spot rate of exchange in London), provided that if there shall at any time no longer exist such a page, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the U.S. Administrative Agent and, if no such similar rate publishing service is available, by reference to the published rate of the U.S. Administrative Agent in effect at such date for similar commercial transactions or (ii) with respect to any Letters of Credit denominated in Canadian Dollars (x) for the purposes of determining the Dollar Equivalent of L/C Obligations and for the calculation of L/C Fees and related commissions, the spot rate of exchange quoted in the Wall Street Journal on the first Business Day of each month (or, if same does not provide rates, by such other means reasonably satisfactory to the U.S. Administrative Agent and the Parent Borrower) and (y) for the purpose of determining the Dollar Equivalent of any Letter of Credit with respect to (A) a demand for payment of any drawing under such Letter of Credit (or any portion thereof) to any L/C Participants pursuant to subsection 3.4(a) or (B) a notice from any Issuing Lender for reimbursement of the Dollar Equivalent of any drawing (or any portion thereof) under such Letter of Credit by the Parent Borrower pursuant to subsection 3.5(a), the market spot rate of exchange quoted by the U.S. Administrative Agent on the date of such drawing or notice, as applicable.
          “Standby Letter of Credit”: as defined in subsection 3.1(a).
          “Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than such stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned by such Person, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting purposes. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.
          “Subsidiary Guarantor”: each U.S. Subsidiary Guarantor and each Canadian Subsidiary Guarantor.
          “Successor Company”: as defined in subsection 8.18(b).
          “Supermajority Lenders”: Non-Defaulting Lenders, the sum of whose (x)Incremental Term Loan Commitments (if any), (y) outstanding principal amount of Incremental Term Loans and (z) RCF Commitments (or after the termination of the RCF Commitments, total Individual RCF Lender Exposures) as of the respective date of determination represent greater than 66 2/3% of the sum of (x) Incremental Term Loan Commitments (if any), (y) the outstanding principal amount of Incremental Term Loans and (z) the RCF Commitments (or, after the termination of RCF Commitments, the total Individual RCF Lender Exposures) of all Non-Defaulting Lenders at such time.
          “Swing Line Commitment”: the Swing Line Lender’s obligation to make Swing Line Loans pursuant to subsection 2.4.
          “Swing Line Lender”: DBNY, in its capacity as provider of the Swing Line Loans or any successor swing line lender hereunder; provided that, if any Extension or Extensions of U.S. RCF Commitments is or are effected in accordance with subsection 2.7, then on the occurrence of each U.S. RCF Issuing Lender/Swing Ling Termination Date, the Swing Line Lender at such time, unless otherwise agreed among such Swing Line Lender and the U.S. Borrowers, shall have the right to resign as Swing Line Lender on, or on any date within twenty (20) Business Days after, the respective U.S. Issuing Lender/Swing Line Termination Date, in each case upon not less than ten (10) days’ prior written notice thereof to the U.S. Borrowers and the U.S. Administrative Agent and, in the event of any such resignation and upon the effectiveness thereof, the U.S. Borrowers shall repay any outstanding Swing Line Loans made by the respective entity so resigning and such entity shall not be required to make any further Swing Line Loans hereunder. If at any time the Swing Line Lender has resigned in such capacity in accordance with the preceding sentence, then no Person shall be the Swing Line Lender hereunder obligated to make Swing Line Loans unless and until (and only for so long as) a Lender (or affiliate of a Lender) reasonably satisfactory to the U.S. Administrative Agent and the U.S. Borrowers agrees to act as the Swing Line Lender hereunder.
          “Swing Line Loan Exposure”: of any U.S. RCF Lender, at any time, such U.S. RCF Lender’s U.S. RCF Commitment Percentage of all then outstanding Swing Line Loans; it being understood and agreed that the Swing Line Loan Exposure of each U.S. RCF Lender is subject to reallocation to the extent provided under subsections 2.7(a)(ii) and 2.8.

          “Swing Line Loan Participation Certificate”: a certificate in substantially the form of Exhibit B.
          “Swing Line Loans”: as defined in subsection 2.4(a).
          “Swing Line Note”: as defined in subsection 2.4(b).
          “Syndication Agent”: as defined in the Preamble hereto.
          “Tax Sharing Agreement”: that certain Amended and Restated Tax Sharing Agreement, originally dated as of November 27, 2006 and amended and restated as of the Closing Date, among RSC Holdings, RSC LLC I, Holdings, the Parent Borrower and RSC, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.
          “Taxes”: as defined in subsection 4.11(a).
          “Total Borrowing Base”: as the date of any determination, the sum of the U.S. Borrowing Base and the Canadian Borrowing Base.
          “Total Canadian RCF Commitment”: at any time, the sum of the Canadian RCF Commitments of all of the Canadian RCF Lenders at such time. The Total Canadian RCF Commitment on the Closing Date is $75,000,000.
          “Total RCF Commitment”: at any time, the sum of the Total U.S. RCF Commitment and Total Canadian RCF Commitment at such time.
          “Total U.S. RCF Commitment”: at any time, the sum of the U.S. RCF Commitments of all of the Lenders at such time. The Total U.S. RCF Commitment on the Closing Date is $1,025,000,000.
          “Tranche”: the respective facility and commitments utilized in making Loans hereunder, with there being three Tranches on the Closing Date; namely, U.S. RCF Loans, Canadian RCF Loans and Swing Line Loans. In addition, (x) any Incremental Term Loans made after the Closing Date shall be made pursuant to a then-existing Tranche of Incremental Term Loans or an additional Tranche which shall be designated pursuant to the respective Incremental Amendments therefor in accordance with the relevant requirements specified in subsection 2.6 and (y) any Extended Incremental Term Loans shall constitute a separate Tranche of Incremental Term Loans from the Tranche of Incremental Term Loans from which they were converted, any Extended U.S. RCF Commitments shall constitute a separate Tranche of U.S. RCF Commitments from the Tranche of U.S. RCF Commitments from which they were converted and any Extended Canadian RCF Commitments shall constitute a separate Tranche of Canadian RCF Commitments from the Tranche of Canadian RCF Commitments from which they were converted so long as the terms set forth in subsection 2.7 are satisfied.
          “Transaction”: collectively, (i) the entering into of the Loan Documents and the incurrence of RCF Loans on the Closing Date, (ii) the consummation of the Refinancing and (iii) the payment of all fees and expenses in connection with the foregoing.

          “Transferee”: any Participant or Assignee.
          “Tribal Sovereign”: any sovereign tribe recognized by the United States pursuant to 25 C.F.R. § 83 or by the federal government of Canada or any provincial or territorial government of any province or territory thereof and, in each case any political subdivision, department, agency or instrumentality of any such sovereign tribe and any corporation or other entity formed under the laws governing such sovereign tribe or under Section 17 of the Indian Reorganization Act of 1934, as amended.
          “Type”: the type of Loan determined based on the currency in which the same is denominated, and the interest option applicable thereto, with there being multiple Types of Loans hereunder, namely ABR Loans and Eurocurrency Loans.
          “UCC”: the Uniform Commercial Code as in effect in the State of New York from time to time.
          “Uncommitted Incremental Facility”: as defined in subsection 2.6(a).
          “Underfunding”: the excess of the present value of all accrued benefits under a Plan (based on those assumptions used to fund such Plan), determined as of the most recent annual valuation date, over the value of the assets of such Plan allocable to such accrued benefits.
          “Uniform Customs”: the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or its replacement as issued by the International Chamber of Commerce.
          “Unpaid Drawing”: any Canadian Borrower Unpaid Drawing and any U.S. Borrower Unpaid Drawing.
          “Unpaid Supplier Reserve”: at any time, with respect to the Canadian Borrowers, the amount equal to the percentage applicable to inventory in the calculation of the Canadian Borrowing Base multiplied by the aggregate value of the Eligible Inventory which the Canadian Administrative Agent, acting reasonably and in good faith, considers is or may be subject to a right of a supplier to repossess goods pursuant to Section 81.1 of the Bankruptcy and Insolvency Act (Canada) or any other laws of Canada or any other applicable jurisdiction granting revendication or similar rights to unpaid suppliers, in each case, where such supplier’s right ranks or is capable of ranking in priority to or pari passu with one or more of the Liens granted in the Security Documents.
          “Unutilized RCF Loan Commitment”: with respect to any RCF Lender at any time, an amount equal to the remainder of (x) such RCF Lender’s RCF Commitment as in effect at such time less (y) such RCF Lender’s Individual RCF Lender Exposure at such time (excluding any amounts attributable to Swing Line Loans).
          “U.S. Administrative Agent”: as defined in the Preamble hereto and shall include any successor to the U.S. Administrative Agent appointed pursuant to subsection 10.10.

          “U.S. Blocked Account”: as defined in subsection 4.15(c).
          “U.S. Borrower Unpaid Drawing”: drawings on U.S. RCF Letters of Credit that have not been reimbursed by the applicable U.S. Borrower.
          “U.S. Borrowers”: the Parent Borrower, RSC and each other entity that becomes a Borrower pursuant to subsection 7.9(b) and which is incorporated or organized in the United States or any state or territory thereof or the District of Columbia.
          “U.S. Borrowing Base”: as of any date of determination, the result of:
     (a) 85% of the amount of Eligible U.S. Accounts, plus
     (b) 85% of the amount of Eligible Unbilled Accounts owned by the U.S. Borrowers and the Qualified U.S. Subsidiary Guarantors (not to exceed 50% of the amount calculated under clause (a) above), plus
     (c) (i) 50% of the amount of the Value of Eligible U.S. Inventory, or (ii) if the amount calculated pursuant to preceding clause (i) is greater than 5.0% of the U.S. Borrowing Base, the lesser of (A) the amount calculated pursuant to preceding clause (i) and (B) 85% of the Net Orderly Liquidation Value of Eligible U.S. Inventory, plus
     (d) the lesser of
     (i) 95% times the net book value of the Eligible U.S. Rental Fleet, and
     (ii) 85% times the Net Orderly Liquidation Value of Eligible U.S. Rental Fleet, minus
     (e) the amount of all Availability Reserves related to the U.S. RC Facility, minus
     (f) the U.S. Borrowers’ and the Qualified U.S. Subsidiary Guarantors’ exposure under Interest Rate Protection Agreements and Permitted Hedging Arrangements, as reasonably determined by the U.S. Administrative Agent, (x) based on the mark-to-market value(s) for such Interest Rate Protection Agreements and Permitted Hedging Arrangements (determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Interest Rate Protection Agreements and Permitted Hedging Arrangements) or (y) at the U.S. Administrative Agent’s sole discretion, in another manner acceptable to the Parent Borrower, minus
     (g) the aggregate principal amount of all Incremental Term Loans incurred by the U.S. Borrowers and outstanding at such time, minus
     (h) in the case of any determination made pursuant this definition at any time from and after November 1, 2014, an amount equal to the product of (i) the sum of (A) the aggregate principal amount of outstanding 2014 Senior Notes at such time plus (B)

the aggregate amount of all accrued and unpaid interest thereon multiplied by (ii) a percentage equal to a fraction (expressed as a percentage) the numerator of which is the sum of (A) Total U.S. RCF Commitment at such time and (B) the aggregate principal amount of Incremental Term Loans incurred by the U.S. Borrowers and oustanding at such time and the denominator of which is the sum of (1) the Total U.S. RCF Commitment at such time, (2) the Total Canadian RCF Commitment at such time and (3)the aggregate principal amount of Incremental Term Loans outstanding at such time.
          “U.S. Collateral Agent”: as defined in the Recitals hereto.
          “U.S. Extender of Credit”: as defined in subsection 4.11(b).
          “U.S. Guarantee and Collateral Agreement”: the U.S. Guarantee and Collateral Agreement delivered to the U.S. Collateral Agent as of the date hereof, substantially in the form of Exhibit F-2, as the same may be amended, supplemented, waived or otherwise modified from time to time.
          “U.S. Loan Parties”: the U.S. Borrowers and each U.S. Subsidiary Guarantor.
          “U.S. Mortgaged Property”: each real property located in the United States or any state or territory thereof with respect to which a Mortgage is required to be delivered pursuant to the terms of this Agreement.
          “U.S. RC Facility”: the revolving credit facility available to the U.S. Borrowers hereunder pursuant to subsection 2.1(a), as such revolving credit facility may be increased from time to time pursuant to subsection 2.6 hereof or extended in whole of in part from time to time pursuant to subsection 2.7 hereof.
          “U.S. RCF Commitment”: with respect to each U.S. RCF Lender, the commitment of such U.S. RCF Lender hereunder to make Extensions of Credit to the U.S. Borrowers in the amount set forth opposite its name on Schedule A hereto (as such schedule may be modified from time to time pursuant to subsection 2.6(d) hereof) or as may be set forth in the Register from time to time. For the avoidance of doubt, “U.S. RCF Commitment” shall include any Extended U.S. RCF Commitment.
          “U.S. RCF Commitment Increase”: as defined in subsection 2.6(a).
          “U.S. RCF Commitment Increase Lender”: as defined in subsection 2.6(e).
          “U.S. RCF Commitment Percentage”: of any U.S. RCF Lender, at any time, shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the U.S. RCF Commitment of such U.S. RCF Lender at such time and the denominator of which is the Total U.S. RCF Commitment at such time, provided that if any such determination is to be made after the Total U.S. RCF Commitment (and the related U.S. RCF Commitments of the Lenders) has (or have) terminated in full, the determination of such percentages shall be made immediately before giving effect to such termination; provided, further, that for the purposes of subsection 2.8, when a Defaulting Lender shall exist, the “U.S. RCF Commitment Percentage” of any U.S. RCF Lender shall mean the percentage of the Total

U.S. RCF Commitment, disregarding any Defaulting Lender’s U.S. RCF Commitment, represented by such U.S. RCF Lender’s U.S. RCF Commitment.
          “U.S. RCF Issuing Lender”: as the context may require, (i) DBNY or (ii) any U.S. RCF Lender, which at the request of the Parent Borrower and with the consent of the U.S. Administrative Agent (such consent not to be unreasonably withheld or delayed), agrees, in such U.S. RCF Lender’s sole discretion, to become a U.S. RCF Issuing Lender for the purpose of issuing U.S. RCF Letters of Credit; provided that, if any Extension or Extensions of U.S. RCF Commitments is or are effected in accordance with subsection 2.7, on the occurrence of the Original RCF Maturity Date and on each later date which is or was at any time a Maturity Date with respect to U.S. RCF Commitments (each, an “U.S. RCF Issuing Lender/Swing Line Termination Date”), each U.S. RCF Issuing Lender at such time, unless otherwise agreed among such U.S. RCF Issuing Lender and the U.S. Borrowers, shall have the right to resign as a U.S. RCF Issuing Lender on, or on any date within twenty (20) Business Days after, the respective U.S. RCF Issuing Lender/Swing Line Termination Date, in each case upon not less than ten (10) days’ prior written notice thereof to the U.S. Borrowers and the U.S. Administrative Agent and, in the event of any such resignation and upon the effectiveness thereof, the respective entity so resigning shall retain all of its rights hereunder and under the other Loan Documents as a U.S. RCF Issuing Lender with respect to all U.S. RCF Letters of Credit theretofore issued by it (which U.S. RCF Letters of Credit shall remain outstanding in accordance with the terms hereof until their respective expirations) but shall not be required to issue any further U.S. RCF Letters of Credit hereunder. If at any time, each U.S. RCF Issuing Lender has resigned in such capacity in accordance with the preceding sentence, then no Person shall be a U.S. RCF Issuing Lender hereunder obligated to issue U.S. RCF Letters of Credit unless and until a Lender becomes a U.S. RCF Issuing Lender hereunder in accordance with clause (ii) above.
          “U.S. RCF Issuing Lender/Swing Line Termination Date”: as defined in the definition of U.S. RCF Issuing Lender in this subsection 1.1.
          “U.S. RCF L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding U.S. RCF Letters of Credit and (b) the aggregate amount of drawings under U.S. RCF Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).
          “U.S. RCF L/C Participants”: the U.S. RCF Lenders.
          “U.S. RCF Lender”: each Lender which has a U.S. RCF Commitment (without giving effect to any termination of the Total U.S. RCF Commitment if there are any outstanding U.S. RCF L/C Obligations) or which has any outstanding U.S. RCF Loans (or a U.S. RCF Commitment Percentage in any then outstanding U.S. RCF L/C Obligations). Unless the context otherwise requires, each reference in this Agreement to a U.S. RCF Lender includes each U.S. RCF Lender and shall include references to any Affiliate of any such Lender which is acting as a U.S. RCF Lender.
          “U.S. RCF Letter of Credit Exposure”: of any U.S. RCF Lender, at any time, such U.S. RCF Lender’s U.S. RCF Commitment Percentage of all then outstanding U.S. RCF L/C Obligations; it being understood and agreed that the U.S. RCF Letter of Credit Exposure of each U.S. RCF Lender is subject to reallocation to the extent provided under subsections 2.7(a)(ii) and 2.8.
          “U.S. RCF Letters of Credit”: Letters of Credit issued by a U.S. RCF Issuing Lender to, or for the account of, the U.S. Borrowers, pursuant to subsection 3.1. “U.S. RCF Letters of Credit” shall include each Existing Letter of Credit listed on Schedule 3.1(a).
          “U.S. RCF Loan”: as defined in Subsection 2.1(a). For the avoidance of doubt, “U.S. RCF Loan” shall include any loan made pursuant to any U.S. RCF Commitment Increase or any Extended U.S. RCF Commitment.
          “U.S. Rental Fleet”: the Rental Fleet located in the United States of America or the District of Columbia.
          “U.S. Secured Parties”: the “Secured Parties” as defined in the U.S. Guarantee and Collateral Agreement.
          “U.S. Security Documents”: the collective reference to each Mortgage related to any U.S. Mortgaged Property, the U.S. Guarantee and Collateral Agreement and all other similar security documents hereafter delivered to the U.S. Collateral Agent granting or perfecting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the U.S. Loan Parties hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including any security documents executed and delivered or caused to be delivered to the U.S. Collateral Agent pursuant to subsection 7.9(a), 7.9(b) or 7.9(c), in each case, as amended, supplemented, waived or otherwise modified from time to time.
          “U.S. Subsidiaries Guaranty”: the guaranty of the obligations of the Borrowers under the Loan Documents provided pursuant to the U.S. Guarantee and Collateral Agreement.
          “U.S. Subsidiary Guarantor”: each Domestic Subsidiary of the Parent Borrower which executes and delivers a U.S. Subsidiary Guaranty, in each case, unless and until such time as the respective U.S. Subsidiary Guarantor ceases to constitute a Domestic Subsidiary of the Parent Borrower or is released from all of its obligations under the U.S. Subsidiaries Guaranty in accordance with terms and provisions thereof.
          “U.S. Tax Compliance Certificate”: as defined in subsection 4.11(b)(Y)(ii).
          “Value”: with reference to the value of Inventory, value determined on the basis of the lower of cost or market of such Inventory, with the cost thereof calculated on a first-in, first-out basis, determined in accordance with GAAP.
          “Voting Stock”: shares of Capital Stock entitled to vote generally in the election of directors.
          “Weighted Average Life to Maturity”: when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the product obtained by multiplying (i) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.
          “Wells Fargo”: Wells Fargo Capital Finance, LLC, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.
          “Wholly Owned Subsidiary”: as to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares or shares held by nominees.
          1.2 Other Definitional Provisions. (a)Unless otherwise specified therein,all terms defined in this Agreement shall have the defined meanings provided herein when used in any Notes, any other Loan Document or any certificate or other document made or delivered pursuant hereto or thereto.
          (b) As used herein and in any Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Holdings and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.
          (c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
          Section 2. Amount and Terms of Commitments.
          2.1 RCF Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a U.S. RCF Commitment severally agrees to make, at any time during the RCF Commitment Period, revolving loans to the U.S. Borrowers (on a joint and several basis as between the U.S. Borrowers) (each a “U.S. RCF Loan” and, collectively, the “U.S. RCF Loans”), which U.S. RCF Loans:
     (i) shall be denominated in Dollars;
     (ii) shall, at the option of the U.S. Borrowers, be incurred and maintained as,and/or converted into, ABR Loans or Eurocurrency Loans, provided that except as otherwise specifically provided in subsection 4.9 and subsection 4.10, all U.S. RCF Loans comprising the same Borrowing shall at all times be of the same Type;
     (iii) may be repaid and reborrowed in accordance with the provisions hereof;

     (iv) shall not be made (and shall not be required to be made) by any U.S. RCF Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Individual U.S. RCF Lender Exposure of such U.S. RCF Lender to exceed the amount of its U.S. RCF Commitment at such time;
     (v) shall not be made (and shall not be required to be made) by any U.S. RCF Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Aggregate U.S. RCF Lender Exposure to exceed the Total U.S. RCF Commitment as then in effect;
     (vi) shall not be made (and shall not be required to be made) by any U.S. RCF Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Aggregate U.S. RCF Lender Exposure to exceed the difference of (A) the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (B) the sum of (I) the aggregate unpaid balance of Extensions of Credit to, or for the account of, the U.S. Borrowers pursuant to the Canadian RC Facility plus (II) the excess of the unpaid balance of Extensions of Credit to, or for the account of, the Canadian Borrowers over the Canadian Borrowing Base plus (III) the aggregate unpaid balance of Extensions of Credit to, or for the account of, Canadian Finco pursuant to the Canadian RC Facility; and
     (vii) shall not be made (and shall not be required to be made) by any U.S. RCF Lender to the extent any such U.S. RCF Loans to be made by such U.S. RCF Lender would exceed the then Available U.S. RCF Commitments of such U.S. RCF Lender.
          (b) Subject to and upon the terms and conditions set forth herein, each Canadian RCF Lender severally agrees to make, at any time and from time to time during the RCF Commitment Period, (i) revolving loans and Bankers’ Acceptance Loans to the Canadian Borrowers (on a joint and several basis as between the Canadian Borrowers with respect to such revolving loans and Bankers’ Acceptance Loans made to the Canadian Borrowers), (ii) revolving loans to the U.S. Borrowers (on a joint and several basis as between the U.S. Borrowers with respect to such RCF Loans made to the U.S. Borrowers) and (iii) from and after the date Canadian Finco executes a Borrower Joinder Agreement, revolving loans to Canadian Finco (each of the foregoing revolving loans and Bankers’ Acceptance Loans, a “Canadian RCF Loan” and, collectively, the “Canadian RCF Loans”); which Canadian RCF Loans:
     (i) in the case of Canadian RCF Loans made to the Canadian Borrowers, shall be denominated in Canadian Dollars and in the case of Canadian RCF Loans made to the U.S. Borrowers or to Canadian Finco, shall be denominated in U.S. Dollars;
     (ii) shall, in the case of Canadian RCF Loans made to the Canadian Borrowers, at the option of the Canadian Borrowers, be incurred and maintained as, and/or converted into, ABR Loans or Bankers’ Acceptance Loans and, in the case of Canadian RCF Loans made to the U.S. Borrowers or to Canadian Finco, at the option of the U.S. Borrowers, be incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency Loans, provided in each case that except as otherwise specifically provided in subsection 4.9 and subsection 4.10, all Canadian RCF Loans comprising the same Borrowing shall at all times be of the same Type;
     (iii) may be repaid and reborrowed in accordance with the provisions hereof;
     (iv) shall not be made (and shall not be required to be made) by any Canadian RCF Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Individual Canadian RCF Lender Exposure of such Canadian RCF Lender to exceed the amount of its Canadian RCF Commitment at such time;
     (v) shall not be made (and shall not be required to be made) by any Canadian RCF Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Aggregate Canadian RCF Lender Exposure to exceed the lesser of (x) the Total Canadian RCF Commitments as then in effect and (y) the sum of (A) the Canadian Borrowing Base at such time plus (B) the U.S. Borrowing Base (in each case, based on the Borrowing Base Certificate last delivered);
     (vi) shall not be made (and shall not be required to be made) by any Canadian RCF Lender (including through any Non-Canadian Affiliate of any Canadian RCF Lender) to the extent any such Canadian RCF Loans to be made by such Canadian RCF Lender would exceed the then Available Canadian RCF Commitments of such Canadian RCF Lender;
     (vii) shall not be made (and shall not be required to be made) to any U.S. Borrower to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the aggregate unpaid balance of Extensions of Credit to, or for the account of, any U.S. Borrower to exceed the difference of (x) the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (y) the excess of the unpaid balance of Extensions of Credit to, or for the account of, the Canadian Borrowers over the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (z) the aggregate amount of unpaid Extensions of Credit to, or for the account of, the Canadian Finco; and
     (viii) shall not be made (and shall not be required to be made) to Canadian Finco to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the aggregate unpaid balance of Extensions of Credit to, or for the account of, Canadian Finco to exceed the difference of (x) the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (y) the excess of the unpaid balance of Extensions of Credit to, or for the account of, the Canadian Borrowers over the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (z) the aggregate amount of Extensions of Credit to, or for the account of, the U.S. Borrowers.
          (c) Notwithstanding anything to the contrary in subsections 2.1(a) or (b) or elsewhere in this Agreement, the U.S. Administrative Agent and the Canadian Administrative Agent, as applicable, shall have the right to establish Availability Reserves in such amounts, and with respect to such matters, as the U.S. Administrative Agent and the Canadian Administrative Agent, as applicable, in their Permitted Discretion shall deem necessary or appropriate, against the U.S. Borrowing Base and/or the Canadian Borrowing Base, as applicable, including reserves with respect to (i) sums that the respective Borrowers are or will be required to pay (such as taxes (including payroll and sales taxes), assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have not yet paid (including an Unpaid Supplier Reserve), (ii) amounts owing by the respective Borrowers or, without duplication, their respective Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the Permitted Discretion of the U.S. Administrative Agent or the Canadian Administrative Agent, is capable of ranking senior in priority to or pari passu with one or more of the Liens granted in the Security Documents (such as Canadian Priority Payables, Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers (including in respect of an Unpaid Supplier Reserve), or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral and (iii) other amounts which pursuant to insolvency legislation must be paid in priority to or pari passu with any Obligations, such as Canadian Priority Payables; provided that the such applicable Agent shall have provided the applicable Borrower at least ten (10) Business Days’ prior written notice of any such establishment; and provided, further, except in respect of taxes, Unpaid Supplier Reserves, Canadian Priority Payables and Availability Reserves contemplated in clauses (i), (j) and (k) of the definition of Eligible Accounts, that such Agent may only establish an Availability Reserve after the date hereof based on an event, condition or other circumstance arising after the Closing Date or based on facts not known to such Agent as of the Closing Date. The amount of any Availability Reserve established by such Agent shall have a reasonable relationship to the event, condition or other matter that is the basis for the Availability Reserve. Upon delivery of such notice, such Agent shall be available to discuss the proposed Availability Reserve, and the applicable Borrower may take such action as may be required so that the event, condition or matter that is the basis for such Availability Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to the applicable Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of the applicable Agent to establish such Availability Reserve, unless such Agent shall have determined in its Permitted Discretion that the event, condition or other matter that is the basis for such new Availability Reserve no longer exists or has otherwise been adequately addressed by the applicable Borrower. Notwithstanding anything herein to the contrary, Availability Reserves shall not duplicate eligibility criteria contained in the definition of “Eligible Accounts”, “Eligible Rental Fleet”, “Eligible Inventory” or “Eligible Unbilled Accounts” and vice versa, or reserves or criteria applied in computing the net book value of Eligible Rental Fleet or Eligible Inventory or the Net Orderly Liquidation Value of Eligible Rental Fleet or Eligible Inventory and vice versa. In addition to the foregoing, the U.S. Administrative Agent and the Canadian Administrative Agent shall have the right, subject to subsection 7.6, to have the Loan Parties’ Rental Fleet and/or

Eligible Inventory reappraised by Rouse Asset Services or another qualified appraisal company selected by the U.S. Administrative Agent or the Canadian Administrative Agent (in consultation with the Parent Borrower) from time to time after the Closing Date for the purpose of re-determining the Net Orderly Liquidation Value of the Eligible Rental Fleet and/or Eligible Inventory, as the case may be, and, as a result, re-determining the U.S. Borrowing Base and/or the Canadian Borrowing Base, as the case may be.
          (d) In the event the U.S. Borrowers are, or the Canadian Borrowers are, as applicable, unable to comply with (i) the Borrowing Base limitations set forth in subsections 2.1(a) and/or (b), as the case may be, or (ii) the conditions precedent to the making of RCF Loans or the issuance of Letters of Credit set forth in subsection 6.2, (x) the U.S. RCF Lenders hereby authorize the U.S. Administrative Agent, for the account of the U.S. RCF Lenders, to make U.S. RCF Loans to the U.S. Borrowers and (y) the Canadian RCF Lenders authorize the Canadian Administrative Agent, for the account of the Canadian RCF Lenders, to make Canadian RCF Loans to the Borrowers (other than Canadian Finco), which, in each case, may only be made as ABR Loans (each, an “Agent Advance”) for a period commencing on the date the U.S. Administrative Agent first receives a notice of Borrowing requesting an Agent Advance until the earliest of (i) the 30th Business Day after such date, (ii) the date the respective Borrowers or Borrower are again able to comply with the Borrowing Base limitations and the conditions precedent to the making of RCF Loans and issuance of Letters of Credit, or obtains an amendment or waiver with respect thereto and (iii) the date the Required Lenders instruct the U.S. Administrative Agent and the Canadian Administrative Agent to cease making Agent Advances (in each case, the “Agent Advance Period”). Neither the U.S. Administrative Agent nor the Canadian Administrative Agent shall make any Agent Advance to the extent that at such time the amount of such Agent Advance (A) in the case of Agent Advances made to the Canadian Borrowers, (I) when added to the aggregate outstanding amount of all other Agent Advances made to the Canadian Borrowers at such time, would exceed the lesser of (i) 5% of the Total Canadian RCF Commitments as then in effect and (ii) the difference of (1) the sum of (a) the Canadian Borrowing Base at such time plus (b) the U.S. Borrowing Base at such time (in each case, based on the Borrowing Base Certificate last delivered) minus (2) the sum of (a) the aggregate unpaid balance of Extensions of Credit to, or for the account of, the Canadian Borrowers, (b) the aggregate unpaid balance of Extensions of Credit to, or for the account of, the U.S. Borrowers and (c) the aggregate unpaid balance of Extensions of Credit to, or for the account of, Canadian Finco or (II) when added to the Aggregate Canadian RCF Lender Exposure as then in effect (immediately prior to the incurrence of such Agent Advance), would exceed the Total Canadian RCF Commitment at such time, or (B) in the case of Agent Advances made to the U.S. Borrowers, (I) when added to the aggregate outstanding amount of all other Agent Advances made to the U.S. Borrowers at such time, would exceed 5% of the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), (II) when added to the Aggregate U.S. RCF Lender Exposure as then in effect (immediately prior to the incurrence of such Agent Advance), would exceed the Total U.S. RCF Commitment at such time or (III) when added to the sum of (1) the Aggregate U.S. RCF Lender Exposure as then in effect (immediately prior to such Agent Advance) plus (2) the Aggregate Canadian RCF Lender Exposure as then in effect (immediately prior to such Agent Advance) would exceed the sum of (a) the Canadian Borrowing Base at such time plus (b) the U.S. Borrowing Base at such time (in each case, based on the Borrowing Base Certificate last delivered). It is understood and agreed that, subject to the requirements set forth above, Agent Advances may be made by the U.S.

Administrative Agent or the Canadian Administrative Agent in their respective discretion to the extent the U.S. Administrative Agent or the Canadian Administrative Agent deems such Agent Advances necessary or desirable (x) to preserve and protect the applicable Collateral, or any portion thereof, (y) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other obligations of the Loan Parties hereunder and under the other Loan Documents or (z) to pay any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses and other sums payable under the Loan Documents, and that the Borrowers shall have no right to require that any Agent Advances be made.
          (e) Each Borrower agrees that, upon the request to the U.S. Administrative Agent by any RCF Lender made on or prior to the Closing Date or in connection with an RCF Commitment Increase, an Extension Amendment or any assignment pursuant to subsection 11.6(b), in order to evidence such RCF Lender’s RCF Loans to such Borrower, such Borrower will execute and deliver to such RCF Lender a promissory note substantially in the form of Exhibit A-1, with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a “RCF Note”), payable to such RCF Lender and in a principal amount equal to the aggregate unpaid principal amount of all U.S. RCF Loans or Canadian RCF Loans, as applicable, made by such RCF Lender to such Borrower. Each RCF Note shall (i) be dated (A) in the case of any RCF Note issued in connection with RCF Commitments on the Closing Date, the Closing Date, (B) in the case of an RCF Note issued in connection with RCF Commitments (and related RCF Loans) acquired by assignment pursuant to such subsection 11.6(b), the date of such assignment, (C) in connection with any RCF Note issued in connection with an RCF Commitment Increase, the date of such RCF Commitment Increase and (D) in the case of an RCF Note issued in connection with an Extension Amendment, the effective date of such Extension Amendment, (ii) be stated to mature on the applicable Maturity Date and (iii) provide for the payment of interest in accordance with subsection 4.1.
          (f) Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that (i) the Canadian Borrowers shall not be jointly or jointly and severally liable with (A) the U.S. Borrowers or (B) Canadian Finco for any liabilities or obligations of (A) the U.S. Borrowers or (B) Canadian Finco hereunder and (ii) the U.S. Borrowers shall not be jointly or jointly and severally liable with the Canadian Borrowers for any liabilities or obligations of the Canadian Borrowers hereunder (although it is acknowledged and agreed by the parties hereto that the U.S. Borrowers shall provide a guarantee in respect of the obligations of the Canadian Borrowers pursuant to the U.S. Guaranty and Collateral Agreement).
          2.2 Procedure for Borrowings. Whenever the Borrowers desire to borrow Loans under this Agreement (other than pursuant to subsections 2.4(c) or 2.4(d)), the applicable Borrower shall give the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, irrevocable notice (which notice must be received by the U.S. Administrative Agent prior to (a) 12:30 P.M., New York City time, at least three (3) Business Days prior to the requested Borrowing Date, if all or any part of the requested Loans are to be initially Eurocurrency Loans or Bankers’ Acceptance Loans, (b) 11:00 a.m. New York City time, at least one (1) Business Day prior to the requested Borrowing Date, if the requested Loans are to be

Incremental Term Loans that are ABR Loans and (c) 11:00 a.m., New York City time on the requested Borrowing Date, if the requested Loans are to be RCF Loans that are ABR Loans) specifying (i) the identity of the Borrower or Borrowers, (ii) the amount to be borrowed, (iii) the requested Borrowing Date, (iv) whether the borrowing is to be of Eurocurrency Loans or Bankers’ Acceptance Loans, ABR Loans or a combination thereof, (v) if the borrowing is to be entirely or partly of Eurocurrency Loans or Bankers’ Acceptance Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor, (vi) if the borrowing is to be entirely or partly Bankers’ Acceptance Loans, the length of the term thereof in accordance with subsection 4.6(c) and (vii) whether the Borrowing is to be of U.S. RCF Loans, Canadian RCF Loans or Incremental Term Loans. Each borrowing shall be in an amount equal to (x) in the case of ABR Loans, except any ABR Loan to be used solely to pay a like amount of outstanding Reimbursement Obligations or Swing Line Loans, an integral multiple of $1,000,000 (or, if the Commitments then available (as calculated in accordance with subsections 2.1(a) and (b)) are less than $1,000,000, such lesser amount) and (y) in the case of Eurocurrency Loans, an integral multiple of $5,000,000 (or, in the case of Loans made to the Canadian Borrowers, Cdn$5,000,000) or an integral multiple of $1,000,000 (or, in the case of Loans made to the Canadian Borrowers, Cdn$1,000,000) in excess thereof (or, if the Commitments then available (as calculated in accordance with subsections 2.1(a) and (b)) are less than $5,000,000, or Cdn $5,000,000, as applicable, such lesser amount); provided that the minimum amounts (if any) applicable to Borrowings of Incremental Term Loans shall be as agreed to in the Incremental Amendment pursuant to which such Incremental Term Loans are provided. Upon receipt of any such notice from a Borrower, the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall promptly notify each applicable Lender thereof. Subject to the satisfaction of the applicable conditions precedent specified in Section 6 (and subject to compliance with subsection 4.6(c) in the case of Bankers’ Acceptance Loans), each applicable Lender will make the amount of its pro rata share of each such borrowing of Loans available to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, for the account of the Borrower or Borrowers identified in such notice at the office of the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, specified in subsection 11.2 prior to 12:30 P.M. (or 11:00 A.M., in the case of the initial borrowing hereunder), New York City time, or at such other office of the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, or at such other time as to which the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall notify such Lenders reasonably in advance of the Borrowing Date with respect thereto, on the Borrowing Date requested by such Borrower or Borrowers in Dollars or Canadian Dollars and in funds immediately available to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable. In relation to Bankers’ Acceptance Loans, the Canadian Administrative Agent shall credit to the applicable Canadian Borrower’s account on the applicable Borrowing Date the BA Proceeds less the applicable BA Fee with respect to each B/A Instrument purchased by a Lender on that Borrowing Date. Such borrowing will then be made available to the Borrower or Borrowers identified in such notice by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, crediting the account of such Borrower or Borrowers on the books of such office with the aggregate of the amounts made available to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, by the applicable Lenders and in like funds as received by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable.

          2.3 Termination or Reduction of Commitments. The Parent Borrower (on behalf of itself and each other Borrower) shall have the right, upon not less than three (3) Business Days’ notice to the U.S. Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Incremental Term Loan Commitments, U.S. RCF Commitments, Canadian RCF Commitments or, from time to time, to reduce the amount of the Incremental Term Loan Commitments, U.S. RCF Commitments or Canadian RCF Commitments; provided that any such notice of termination delivered by the Parent Borrower in connection with a repayment of all outstanding Obligations may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Parent Borrower (by written notice to the U.S. Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided further that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the RCF Loans and Swing Line Loans made on the effective date thereof, (a) the aggregate principal amount of the U.S. RCF Loans and Swing Line Loans then outstanding, when added to the sum of the then outstanding U.S. RCF L/C Obligations, would exceed the U.S. RCF Commitments then in effect or (b) the aggregate principal amount of the Canadian RCF Loans then outstanding (including in the case of Canadian RCF Loans then outstanding in any Canadian Dollars, the Dollar Equivalent of the aggregate principal amount thereof), when added to the sum of the then outstanding Canadian RCF L/C Obligations, would exceed the Canadian RCF Commitments then in effect. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the applicable Commitments then in effect (or, if the Commitments then available (as calculated in accordance with subsections 2.1(a) and (b)) are less than $5,000,000, such lesser amount).
          2.4 Swing Line Commitments. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a “Swing Line Loan”; collectively, the “Swing Line Loans”) to any of the U.S. Borrowers from time to time during the RCF Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $25,000,000, provided that at no time may the sum of the then outstanding Swing Line Loans, U.S. RCF Loans and U.S. RCF L/C Obligations exceed the lesser of (1) the Total U.S. RCF Commitment then in effect and (2) the difference of (I) the U.S. Borrowing Base then in effect (based on the most recently delivered Borrowing Base Certificate) minus (II) the sum of (A) the excess of the unpaid balance of Extensions of Credit made to, or for the account of, the Canadian Borrowers over the Canadian Borrowing Base (based on the most recently delivered Borrowing Base Certificate) (it being understood and agreed that the U.S. Administrative Agent shall calculate the Dollar Equivalent of the then outstanding Canadian RCF Loans denominated in Canadian Dollars on the date the notice of borrowing of Swing Line Loans is given for purposes of determining compliance with this subsection), (B) the aggregate unpaid balance of Extensions of Credit to, or for the account of, the U.S. Borrowers pursuant to the Canadian RC Facility and (C) the aggregate unpaid balance of Extensions of Credit to, or for the benefit of, Canadian Finco. Amounts borrowed by any U.S. Borrower under this subsection 2.4 may be repaid and, to but excluding the Original RCF Maturity Date (or, with respect to Swing Line Loans outstanding pursuant to an Extended U.S. RCF Commitment (after giving effect to subsection 2.5(g)), the Maturity Date applicable thereto), reborrowed. All Swing Line Loans made to any U.S. Borrower shall be made in Dollars as ABR Loans and shall not be entitled to be converted into Eurocurrency Loans. The Parent Borrower (on behalf of itself or any other Borrower as the case may be) shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 12:00 Noon, New York City time, on the requested Borrowing Date specifying (1) the identity of the Borrower and (2) the amount of the requested Swing Line Loan. The proceeds of the Swing Line Loans will be made available by the Swing Line Lender to the respective Borrower identified in such notice at an office of the Swing Line Lender by crediting the account of such Borrower at such office with such proceeds in Dollars.
          (b) Each Borrower agrees that, upon the request to the U.S. Administrative Agent by the Swing Line Lender made on or prior to the Closing Date, in order to evidence the Swing Line Loans to such Borrower, such Borrower will execute and deliver to the Swing Line Lender a promissory note substantially in the form of Exhibit A-2, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the “Swing Line Note”), payable to the Swing Line Lender and representing the obligation of such Borrower to pay the amount of the Swing Line Commitment or, if less, the unpaid principal amount of the Swing Line Loans made to such Borrower, with interest thereon as prescribed in subsection 4.1. The Swing Line Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Original RCF Maturity Date and (iii) provide for the payment of interest in accordance with subsection 4.1.
          (c) The Swing Line Lender, at any time in its sole and absolute discretion may, and, at any time as there shall be a Swing Line Loan outstanding for more than seven (7) Business Days or when an Event of Default under subsection 9(f) has occurred, the Swing Line Lender shall, on behalf of the U.S. Borrower to which the Swing Line Loan has been made (which hereby irrevocably directs and authorizes such Swing Line Lender to act on its behalf), request (provided that such request shall be deemed to have been automatically made upon the occurrence of an Event of Default under subsection 9(f)) each U.S. RCF Lender, including the Swing Line Lender, to make a U.S. RCF Loan as an ABR Loan in an amount equal to such U.S. RCF Lender’s U.S. RCF Commitment Percentage of the principal amount of all Swing Line Loans outstanding on the date such notice is given (collectively, the “Refunded Swing Line Loans”) made in Dollars (each, a “Mandatory RCF Loan Borrowing”); provided that the provisions of this subsection shall not affect the obligations of any U.S. Borrower to prepay Swing Line Loans in accordance with the provisions of subsection 4.4(d). Unless the U.S. RCF Commitments shall have expired or terminated (in which event the procedures of paragraph (d) of this subsection 2.4 shall apply), each U.S. RCF Lender hereby agrees to make the proceeds of its U.S. RCF Loan (including any Eurocurrency Loan) available to the U.S. Administrative Agent for the account of the Swing Line Lender at the office of the U.S. Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given notwithstanding (i) that the amount of the Mandatory RCF Loan Borrowing may not comply with the minimum amount for RCF Loans otherwise required hereunder, (ii) whether any conditions specified in subsection 6.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory RCF Loan Borrowing and (v) the amount of the U.S. RCF Commitment of such, or any other, U.S. RCF Lender at such time. The proceeds of such U.S. RCF Loans shall be immediately applied to repay the Refunded Swing Line Loans.

          (d) If the U.S. RCF Commitments shall expire or terminate at any time while Swing Line Loans are outstanding, each U.S. RCF Lender shall, at the option of the Swing Line Lender, exercised reasonably, either (i) notwithstanding the expiration or termination of the U.S. RCF Commitments, make a U.S. RCF Loan as an ABR Loan (which U.S. RCF Loan shall be deemed a “U.S. RCF Loan” for all purposes of this Agreement and the other Loan Documents) or (ii) purchase an undivided participating interest in such Swing Line Loans, in either case in an amount equal to such U.S. RCF Lender’s U.S. RCF Commitment Percentage (determined on the date of, and immediately prior to, expiration or termination of the U.S. RCF Commitments) of the aggregate principal amount of such Swing Line Loans; provided that in the event that any Mandatory RCF Loan Borrowing cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under any domestic or foreign bankruptcy, reorganization, dissolution, insolvency, receivership, administration or liquidation or similar law with respect to any Borrower), then each U.S. RCF Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory RCF Loan Borrowing would otherwise have occurred, but adjusted for any payments received from such Borrower on or after such date and prior to such purchase) from the Swing Line Lender such participations in such outstanding Swing Line Loans as shall be necessary to cause such U.S. RCF Lenders to share in such Swing Line Loans ratably based upon their respective U.S. RCF Commitment Percentages, provided, further, that (x) all interest payable on the Swing Line Loans shall be for the account of the Swing Line Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing U.S. RCF Lender shall be required to pay the Swing Line Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory RCF Loan Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to U.S. RCF Loans made as ABR Loans hereunder for each day thereafter. Each U.S. RCF Lender will make the proceeds of any U.S. RCF Loan made pursuant to the immediately preceding sentence available to the U.S. Administrative Agent for the account of the Swing Line Lender at the office of the U.S. Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date on which the U.S. RCF Commitments expire or terminate, in Dollars. The proceeds of such U.S. RCF Loans shall be immediately applied to repay the Swing Line Loans outstanding on the date of termination or expiration of the U.S. RCF Commitments. In the event that the U.S. RCF Lenders purchase undivided participating interests pursuant to the first sentence of this paragraph (d), each U.S. RCF Lender shall immediately transfer to the Swing Line Lender, in immediately available funds and in the currency in which such Swing Line Loans were made, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such U.S. RCF Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.
          (e) Whenever, at any time after the Swing Line Lender has received from any U.S. RCF Lender such U.S. RCF Lender’s participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof (whether directly from the Parent Borrower or any other Borrower in respect of such Swing Line Loan or otherwise, including proceeds of Collateral applied thereto by the Swing Line Lender), or any payment of interest on account thereof, the Swing Line Lender will, if such payment is received prior to 1:00 P.M., New

York City time, on a Business Day, distribute to such U.S. RCF Lender its pro rata share thereof prior to the end of such Business Day and otherwise, the Swing Line Lender will distribute such payment on the next succeeding Business Day (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such U.S. RCF Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such U.S. RCF Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.
          (f) Each U.S. RCF Lender’s obligation to make the U.S. RCF Loans and to purchase participating interests with respect to Swing Line Loans in accordance with subsections 2.4(c) and 2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any set-off, counterclaim, recoupment, defense or other right that such U.S. RCF Lender or any of the Borrowers may have against the Swing Line Lender, any of the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in condition (financial or otherwise) of any of the Borrowers; (iv) any breach of this Agreement or any other Loan Document by any of the Borrowers, any other Loan Party or any other U.S. RCF Lender; (v) any inability of any of the Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such U.S. RCF Loan is to be made or participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
          2.5 Repayment of Loans. (a) (1) Each U.S. Borrower hereby unconditionally promises to pay to the U.S. Administrative Agent (in the currency in which such Loan is denominated) for the account of: (i) each Incremental Term Loan Lender under any Tranche of Incremental Term Loans the then unpaid principal amount of each Incremental Term Loan under such Tranche of such Lender made to such U.S. Borrower, on the Maturity Date applicable thereto (or such earlier date on which the Incremental Term Loans become due and payable pursuant to Section 9); (ii) each U.S. RCF Lender or each Canadian RCF Lender, as applicable, the then unpaid principal amount of each RCF Loan of such Lender made to such U.S. Borrower, on the Original RCF Maturity Date (or (A) such earlier date on which the RCF Loans become due and payable pursuant to Section 9 and (B) with respect to any RCF Loans outstanding pursuant to an Extended Canadian RCF Commitment or Extended U.S. RCF Commitment, the Maturity Date applicable thereto); and (iii) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans made to such U.S. Borrower, on the Original RCF Maturity Date (or (i) such earlier date on which the Swing Line Loans become due and payable pursuant to Section 9 and (ii) with respect to any Swing Line Loans outstanding pursuant to an Extended U.S. RCF Commitment (after giving effect to subsection 2.5(g)), the Maturity Date applicable thereto). Each U.S. Borrower hereby further agrees to pay interest (which payments shall be in the same currency in which the respective Loan referred to above is denominated) on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.
          (2) For the avoidance of doubt it is acknowledged and agreed by the parties hereto, that RSC, as co-obligor of any Loan made to another U.S. Borrower, hereby unconditionally promises to pay to the U.S. Administrative Agent (in the currency in which such

Loan is denominated) any amount required to be paid by such U.S. Borrower pursuant to subsection 2.5(a)(1) or any other provision to this Agreement. Any reference to a Loan being made to a U.S. Borrower shall be treated as also having been made to RSC as co-obligor.
          (b) Each Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent (in Canadian Dollars) for the account of each Canadian RCF Lender, the then unpaid principal or face amount, as the case may be, of each Canadian RCF Loan of such Lender made to such Canadian Borrower, on the Original RCF Maturity Date (or (i) such earlier date on which the Canadian RCF Loans become due and payable pursuant to Section 9 and (ii) with respect to any Canadian RCF Loans outstanding pursuant to an Extended Canadian RCF Commitment, the Maturity Date applicable thereto). Each Canadian Borrower hereby further agrees to pay interest (which payments shall be in the same currency in which the respective Loan referred to above is denominated) on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.
          (c) From and after the date Canadian Finco executes a Borrower Joinder Agreement, Canadian Finco unconditionally promises to pay to the Canadian Administrative Agent (in Dollars), for the account of each Canadian RCF Lender, the then unpaid principal amount of each Loan of such Lender made to Canadian Finco, on the respective Maturity Date (or such earlier date on which the Loans become due and payable pursuant to Section 9). From and after the date Canadian Finco executes a Borrower Joinder Agreement, Canadian Finco further agrees to pay interest (in Dollars) on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.
          (d) Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.
          (e) The U.S. Administrative Agent shall maintain the Register pursuant to subsection 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof, the Borrowers to which such Loan is made, each Interest Period, if any, applicable thereto, whether such Loans are Incremental Term Loans, U.S. RCF Loans, Canadian RCF Loans or Swing Line Loans, and the Tranche of such Loans, if applicable, (ii) the amount of any principal or interest due and payable or to become due and payable from each of the Borrowers to each applicable Lender hereunder and (iii) both the amount of any sum received by the U.S. Administrative Agent and the Canadian Administrative Agent hereunder from each of the Borrowers and each applicable Lender’s share thereof.
          (f) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.5(d) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each of the Borrowers therein recorded; provided, however, that the failure of any Lender or the U.S. Administrative

Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of any Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.
          (g) If the Maturity Date (a “Specified Maturity Date”) shall occur in respect of any Tranche of U.S. RCF Commitments at a time when another Tranche or Tranches of U.S. RCF Commitments is or are in effect with a longer Maturity Date, then on such Specified Maturity Date all then outstanding Swing Line Loans shall be repaid in full (and there shall be no adjustment to the participations in such Swing Line Loans as a result of the occurrence of such Maturity Date); provided, however, that to the extent on the occurrence of such Specified Maturity Date (after giving effect to any repayments of RCF Loans and any reallocation of Letter of Credit participations as contemplated in subsection 3.10), there shall exist sufficient unutilized Extended U.S. RCF Commitments so that the respective outstanding Swing Line Loans could be incurred pursuant to the Extended U.S. RCF Commitments which will remain in effect after the occurrence of such Specified Maturity Date, then there shall be an automatic adjustment on such date of the participations in such Swing Line Loans based on the U.S. RCF Commitment Percentages of the Lenders after giving effect to the occurrence of the Specified Maturity Date, and the same shall be deemed to have been incurred and be outstanding solely pursuant to the relevant Extended U.S. RCF Commitments, and such Swing Line Loans shall not be so required to be repaid in full on such Specified Maturity Date.
          2.6 Incremental Credit Extensions. (a) Subject to the terms and conditions set forth in this Section 2.6, at any time and from time to time after the Closing Date (i) the Canadian Borrowers shall have the right, by notice to the Canadian Administrative Agent (whereupon the Canadian Administrative Agent shall promptly deliver a copy to each of the Canadian RCF Lenders), to request an increase of the aggregate then outstanding Canadian RCF Commitments on the same terms as the Canadian RC Facility (a “Canadian RCF Commitment Increase”), (ii) the U.S. Borrowers shall have the right, by notice to the U.S. Administrative Agent (whereupon the U.S. Administrative Agent shall promptly deliver a copy to each of the U.S. RCF Lenders), to request an increase of the aggregate then outstanding U.S. RCF Commitments on the same terms as the U.S. RCF Facility (a “U.S. RCF Commitment Increase” and, together with a U.S. RCF Commitment Increase, an “RCF Commitment Increase”) and/or (iii) the Borrowers shall have the right, by notice to (x) in the case of the U.S. Borrowers, the U.S. Administrative Agent (whereupon the U.S. Administrative Agent shall promptly deliver a copy to each of the U.S. RCF Lenders) and (y) in the case of the Canadian Borrowers or Canadian Finco, the Canadian Administrative Agent (whereupon the Canadian Administrative Agent shall promptly deliver a copy to each of the Canadian RCF Lenders), to request the establishment of one or more tranches of new term loans (including any Extended Incremental Term Loans, the “Incremental Term Loans”), in a maximum aggregate principal amount for all such RCF Commitment Increases and Incremental Term Loans not to exceed $400,000,000 (the “Maximum Incremental Amount”) (any such RCF Commitment Increase and/or tranche of Incremental Term Loans hereinafter referred to as an “Uncommitted Incremental Facility”), provided that (i) both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist or result therefrom and at the time that any such Incremental Term Loan is made (and after giving effect thereto) no Default or Event of Default shall exist or result therefrom, (ii) both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, all of the representations and warranties of each Loan Party set forth in Section 5 and in each other Loan Document shall be true and correct in all material respects as of such time (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), (iii) (x) any such Uncommitted Incremental Facility provided to a U.S. Borrower or Canadian Finco shall benefit from the guarantees provided pursuant to the U.S. Guarantee and Collateral Agreement, shall be secured by the same Collateral as the U.S. RC Facility, shall rank pari passu in right of payment with the U.S. RC Facility and the Canadian RC Facility, and shall rank pari passu in right of security with the U.S. RC Facility and any Tranche of Incremental Term Loans provided to a U.S. Borrower or Canadian Finco and (y) any such Uncommitted Incremental Facility provided to a Canadian Borrower shall benefit from the guarantees provided pursuant to the U.S. Guarantee and Collateral Agreement and the Canadian Guarantee Agreement, shall be secured by the same Collateral as the Canadian RC Facility, shall rank pari passu in right of payment with the U.S. RC Facility, the Canadian RC Facility and any Incremental Term Loans, and shall rank pari passu in right of security with the Canadian RC Facility and any Tranche of Incremental Term Loans provided to a Canadian Borrower, (iv) prior to or substantially concurrently with the effectiveness of any Incremental Amendment, (1) the applicable Borrowers, the applicable Administrative Agent, the applicable Lenders, if any, and the applicable Additional Lenders (as defined below), if any, shall have executed and delivered such Incremental Amendment, (2) the Parent Borrower shall have delivered to the U.S. Administrative Agent an officers certificate (accompanied to the extent applicable by calculations in reasonable detail) executed by a Responsible Officer of the Parent Borrower certifying that the relevant Uncommitted Incremental Facility (and the indebtedness thereunder) may be incurred in compliance with Holdings’ and its Subsidiaries’ material Indebtedness, (3) the U.S. Administrative Agent shall have received a legal opinion or legal opinions from counsel to the applicable Borrowers and all other documentation reasonably requested by it in connection with the relevant Uncommitted Incremental Facility which shall be reasonably satisfactory to it, and (4) the applicable Borrowers shall have paid such fees and other compensation to the Lenders or Additional Lenders providing RCF Commitment Increases or Incremental Term Loans and to the Administrative Agents as the applicable Borrowers and such Lenders, Additional Lenders and Administrative Agents shall agree, and (v) all aspects of the syndication of each Uncommitted Incremental Facility shall be coordinated by the U.S. Administrative Agent in consultation with the applicable Borrowers.
          (b) All Incremental Term Loans (i) shall mature no earlier than the then latest Maturity Date at the time of the effectiveness of the relevant Incremental Amendment (unless subject to an Extension pursuant to subsection 2.7), (ii) shall have an interest rate as may be agreed to by the applicable Borrowers and the applicable Lenders and/or Additional Lenders providing such Incremental Term Loans, (iii) shall have an average life to maturity not shorter than the remaining Weighted Average Life to Maturity of any Tranche of then-existing Incremental Term Loans and (iv) shall be subject to such mandatory prepayments (if any) as may be agreed to among the respective Incremental Term Loan Lenders providing such Incremental Term Loans and the applicable Borrowers; provided that all such mandatory prepayments shall be subject to the prior prepayment of RCF Loans and cash collateralization of L/C Obligations to the extent provided in subsection 4.4(e)(i), and (v) shall be subject to such amortization (if any) as may be agreed to among the respective Incremental Term Loan Lenders providing such Incremental Term Loans and the applicable Borrowers; provided that the per annum amount of such amortization shall not exceed 5% of the initial aggregate principal amount of Incremental Term Loans incurred pursuant to any Incremental Amendment.
          (c) Each tranche of Incremental Term Loans shall be in an aggregate principal amount that is not less than $25,000,000 and shall be in an increment of $1,000,000 and each RCF Commitment Increase shall be in an aggregate principal amount that is not less than $5,000,000 and shall be in an increment of $1,000,000 (provided that in each case such amount may be less if such amount represents all remaining availability under the limit set forth in the first sentence of subsection 2.6(a)). An RCF Note or Incremental Term Loan Note, as applicable (to the extent requested), will be issued at the applicable Borrowers’ expense, to each Lender and Additional Lender providing the respective Uncommitted Incremental Facility, in conformance with the requirements of this Agreement (with appropriate modification), to the extent necessary to reflect the RCF Commitment Increase or Incremental Term Loans of such Lender or Additional Lender.
          (d) Each notice from the Borrowers pursuant to subsection 2.6(a) shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or RCF Commitment Increases. Incremental Term Loans may be made, and RCF Commitment Increases may be provided, by any existing Lender (but no existing Lender will have any right or obligation to provide all or any portion of any Incremental Term Loan or any portion of any RCF Commitment Increase) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”), provided that any Additional Lender which is not an existing Lender shall be subject to the approval of, (X) in the case of the U.S. RC Facility, the U.S. Administrative Agent, the U.S. RCF Issuing Lender and the U.S. Borrowers, (Y) in the case of the Canadian RC Facility, the Canadian Administrative Agent, the Canadian RCF Issuing Lender and the Canadian Borrowers and (Z) in the case of any such Additional Lender providing an Incremental Term Loan Commitment, the U.S. Administrative Agent and the Parent Borrower (in the case of clauses (X), (Y) and (Z), each such approval not to be unreasonably withheld). Commitments in respect of Incremental Term Loans and RCF Commitment Increases shall become Commitments (or in the case of a RCF Commitment Increase to be provided by an existing RCF Lender, an increase in such Lender’s U.S. RCF Commitment (in the case of a U.S. RCF Commitment Increase) and/or Canadian RCF Commitment (in the case of a Canadian RCF Commitment Increase)) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the applicable Borrowers, each Lender agreeing to provide such Commitment, if any, each Additional Lender agreeing to provide such Commitment, if any, the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, and the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable. The Incremental Amendment may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents (including, without limitation, amendments to subsections 4.4(a), 4.4(e), 4.8(a) and 4.15(e) hereof) as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the applicable Borrowers, to effect the provisions of this subsection 2.6; provided that no Lender shall be required to provide an RCF Commitment Increase or any Incremental Term Loans unless such Lender (i) has agreed in its sole discretion to provide such RCF Commitment Increase and/or Incremental Term Loans, as applicable, and (ii) has entered into an Incremental Amendment in connection therewith. The Lenders hereby irrevocably authorize the U.S. Administrative Agent, Canadian Administrative

Agent, U.S. Collateral Agent and Canadian Collateral Agent to enter into any such Incremental Amendment. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in subsection 2.6(a) and such other conditions as the parties thereto shall agree. The applicable Borrowers will use the Net Cash Proceeds of (i) the Incremental Term Loans to finance acquisitions consummated in accordance with subsection 8.9(b) or (c), to repay, prepay or redeem outstanding Indebtedness (and pay any applicable premium and any accrued and unpaid interest and fees in connection therewith), or, to the extent the Payment Conditions shall have been satisfied, for any purpose not prohibited by this Agreement and (ii) RCF Loans under RCF Commitment Increases for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans or RCF Commitment Increases unless it so agrees. The U.S. Administrative Agent shall promptly notify each Lender as to each Incremental Facility Closing Date, and at such time (i) the Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of the respective RCF Commitment Increases or Incremental Term Loans and (ii) Schedule A shall be deemed modified, without further action, to reflect the revised U.S. RCF Commitments and U.S. RCF Commitment Percentages of the U.S. RCF Lenders (including any Additional Lender), the Canadian RCF Commitments and Canadian RCF Commitment Percentages of the Canadian RCF Lenders (including any Additional Lender) or Incremental Term Loans of the Lenders (including any Additional Lender).
          (e) Notwithstanding anything to the contrary in this Agreement, upon each increase in any U.S. RCF Commitments pursuant to this subsection 2.6, (a) each U.S. RCF Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the U.S. RCF Commitment Increase (each a “U.S. RCF Commitment Increase Lender”), and each such U.S. RCF Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such U.S. RCF Lender’s participations hereunder in outstanding U.S. RCF Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in U.S. RCF Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each U.S. RCF Lender (including each such U.S. RCF Commitment Increase Lender) will equal such U.S. RCF Lender’s U.S. RCF Commitment Percentage determined after giving effect to such increase in U.S. RCF Commitments (subject to any reallocation of such participations pursuant to subsection 2.8) and (b) if, on the date of such increase, there are any U.S. RCF Loans outstanding, such U.S. RCF Loans shall on or prior to the effectiveness of such U.S. RCF Commitment Increase be prepaid from the proceeds of additional U.S. RCF Loans made hereunder (reflecting such increase in U.S. RCF Commitments) to the extent necessary so that the U.S. RCF Lenders participate in each outstanding U.S. RCF Loan pro rata on the basis of their U.S. RCF Commitment Percentages determined after giving effect to such increase in U.S. RCF Commitments, which prepayment shall be accompanied by accrued interest on the U.S. RCF Loans being prepaid and any costs incurred by any Lender in accordance with subsection 4.12. Without limiting the obligations of the Borrowers provided for in this subsection 2.6, the U.S. Administrative Agent and the Lenders agree to use commercially reasonable efforts to attempt to minimize the costs of the type referred to in subsection 4.12 which the Borrowers would otherwise incur in connection with the implementation of an increase in the U.S. RCF Commitments. The U.S. Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the second preceding sentence.
          (f) Notwithstanding anything to the contrary in this Agreement, upon each increase in any Canadian RCF Commitments pursuant to this subsection 2.6, (a) each Canadian RCF Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Canadian RCF Commitment Increase (each a “Canadian RCF Commitment Increase Lender”), and each such Canadian RCF Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Canadian RCF Lender’s participations hereunder in outstanding Canadian RCF Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Canadian RCF Letters of Credit held by each Canadian RCF Lender (including each such Canadian RCF Commitment Increase Lender) will equal such Canadian RCF Lender’s Canadian RCF Commitment Percentage determined after giving effect to such increase in Canadian RCF Commitments (subject to any reallocation of such participations pursuant to subsection 2.8) and (b) if, on the date of such increase, there are any Canadian RCF Loans outstanding, such Canadian RCF Loans shall on or prior to the effectiveness of such Canadian RCF Commitment Increase be prepaid from the proceeds of additional Canadian RCF Loans made hereunder (reflecting such increase in Canadian RCF Commitments) to the extent necessary so that the Canadian RCF Lenders participate in each outstanding Canadian RCF Loan pro rata on the basis of their Canadian RCF Commitment Percentages determined after giving effect to such increase in Canadian RCF Commitments, which prepayment shall be accompanied by accrued interest on the Canadian RCF Loans being prepaid and any costs incurred by any Lender in accordance with subsection 4.12. Without limiting the obligations of the Borrowers provided for in this subsection 2.6, the Canadian Administrative Agent and the Lenders agree to use commercially reasonable efforts to attempt to minimize the costs of the type referred to in subsection 4.12 which the Borrowers would otherwise incur in connection with the implementation of an increase in the Canadian RCF Commitments. The Canadian Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the second preceding sentence.
          (g) This subsection 2.6 shall supersede any provisions in subsection 4.8, 11.1 or 11.7 to the contrary.
          2.7 Extensions of Incremental Term Loans and RCF Commitments. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by any of the Borrowers to all Lenders of Incremental Term Loans with a like Maturity Date, all Lenders holding U.S. RCF Commitments with a like Maturity Date or all Lenders holding Canadian RCF Commitments with a like Maturity Date, in each case on a pro rata basis to the Lenders under the relevant Tranche (based on the aggregate outstanding principal amount of the respective Incremental Term Loans, U.S. RCF Commitments or Canadian RCF Commitments, as the case may be, under such Tranche) and on identical terms to each such Lender, the Borrowers may from time to time extend the maturity date of all or any portion of the Incremental Term Loans, U.S. RCF Commitments and/or Canadian RCF Commitments of any Tranche and otherwise modify the terms of such

Incremental Term Loans, U.S. RCF Commitments and/or Canadian RCF Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Incremental Term Loans and/or RCF Commitments (and related outstandings) and/or modifying the amortization schedule in respect of such Lender’s Incremental Term Loans) (each, an “Extension”), so long as the following terms are satisfied:
     (i) no Default or Event of Default shall have occurred and be continuing at the time the Extension Offer is made to the Lenders;
     (ii) except as to interest rates, fees and final maturity (which shall be identical as offered to each relevant Lender with respect to an Extension Offer in respect of extensions of RCF Commitments or Incremental Term Loans, as the case may be), (a) the U.S. RCF Commitment of any Extending RCF Lender extended pursuant to an Extension (an “Extended U.S. RCF Commitment”), and the related outstandings, shall be a U.S. RCF Commitment (or related outstandings, as the case may be) with identical terms as the original U.S. RCF Commitments (and related outstandings) and (b) the Canadian RCF Commitment of any Extending RCF Lender extended pursuant to an Extension (an “Extended Canadian RCF Commitment”), and the related outstandings, shall be a Canadian RCF Commitment (or related outstandings, as the case may be) with identical terms as the original Canadian RCF Commitments (and related outstandings); provided that (x) subject to the provisions of subsections 2.5(g) and 3.10, all Swing Line Loans and Letters of Credit shall be participated in by (and related Swing Line Loan Exposure, U.S. RCF Letter of Credit Exposure and Canadian RCF Letter of Credit Exposure shall be allocated to) all Lenders on a pro rata basis in accordance with their respective U.S. RCF Commitment Percentages (in the case of Swing Line Loans and U.S. RCF Letters of Credit) or Canadian RCF Commitment Percentages (in the case of Canadian RCF Letters of Credit), as applicable (determined, except as provided in subsections 2.5(g) and 3.10, without giving effect to changes to U.S. RCF Commitment Percentages or Canadian RCF Commitment Percentages on any Maturity Date if such Maturity Date occurs after the issuance or incurrence of such Swing Line Loans or Letters of Credit), (y) Borrowings and repayments of RCF Loans under U.S. RCF Commitments or Canadian RCF Commitments shall be made on a pro rata basis (except (A) for payments of interest and fees on the respective Extended RCF Commitments (and related outstandings) at different rates from the original related RCF Commitments; provided that such interest and fees shall be identical for each Lender under the respective Tranche of Extended RCF Commitments, (B) for repayments required upon the Maturity Date of the non-extending RCF Commitments) and (C) in connection with a permanent repayment and termination of a Tranche of U.S. RCF Commitments or Canadian RCF Commitments and (z) RCF Commitments under a Tranche of U.S. RCF Commitments or Canadian RCF Commitments may be terminated without terminating the RCF Commitments under any other Tranche of U.S. RCF Commitments or Canadian RCF Commitments;
     (iii) at no time shall there be RCF Commitments hereunder (including Extended RCF Commitments and any original RCF Commitments) which have more than two (2) different Maturity Dates or two (2) different Tranches;

     (iv) except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall be identical as offered to each Lender under the relevant Tranche), subject to immediately succeeding clauses (v), (vi) and (vii), the Incremental Term Loans of any Incremental Term Lender (an “Extending Incremental Term Lender”) extended pursuant to any Extension (“Extended Incremental Term Loans”) shall have the same terms as the Tranche of Incremental Term Loans subject to such Extension Offer (or less favorable terms if so agreed by each Extended Incremental Term Lender in the applicable Tranche);
     (v) the final maturity date of any Extended Incremental Term Loans shall be no earlier than the then latest Maturity Date hereunder and the amortization schedule applicable to Incremental Term Loans pursuant to the relevant Incremental Amendment for periods prior to the Original Incremental Term Loan Maturity Date may not be increased;
     (vi) the Weighted Average Life to Maturity of any Extended Incremental Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Incremental Term Loans extended thereby;
     (vii) any Extended Incremental Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Extension Offer;
     (viii) if the aggregate principal amount of Incremental Term Loans (calculated on the face amount thereof), U.S. RCF Commitments or Canadian RCF Commitments, as the case may be, in respect of which Incremental Term Lenders, U.S. RCF Lenders or Canadian RCF Lenders, as the case may be, shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Incremental Term Loans, U.S. RCF Commitments or Canadian RCF Commitments, as the case may be, offered to be extended by the applicable Borrower pursuant to such Extension Offer, then the Incremental Term Loans, U.S. RCF Loans or Canadian RCF Loans, as the case may be, of such Incremental Term Lenders, U.S. RCF Lenders or Canadian RCF Lenders, as the case may be, shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Incremental Term Lenders, U.S. RCF Lenders or Canadian RCF Lenders, as the case may be, have accepted such Extension Offer;
     (ix) at no time shall there be Incremental Term Loans hereunder (including Extended Incremental Term Loans and any original Incremental Term Loans) which have more than two (2) different Maturity Dates or two (2) different Tranches;
     (x) the documentation pursuant to which the applicable Borrower makes an Extension Offer to any Lenders shall be in form and substance consistent with the foregoing and otherwise reasonably satisfactory to the Administrative Agent;

     (xi) any applicable Minimum Extension Condition shall be satisfied unless waived by the applicable Borrower; and
     (xii) each Lender that is providing Extended RCF Commitments and/or Extended Incremental Term Loans pursuant to subsection 2.7 shall have agreed to do so pursuant to an Extension Agreement, it being understood that no Lender shall be obligated to agree to provide any proposed Extension.
          (b) If, at the time any Extension of RCF Commitments becomes effective, there will be Extended RCF Commitments which remain in effect from a prior Extension consummated within the most recently ended six-month period, then if the “effective interest rate”, “effective unused commitment fee rate” or “effective letter of credit fronting fee rate” (which, for this purpose, shall, in each case, be reasonably determined by the Administrative Agent and shall take into account any interest rate floors or similar devices and be deemed to include (without duplication) all fees (except to the extent independently taken into account as commitment fees under subsection 4.5 or Letter of Credit fronting fees under subsection 3.3), including up front or similar fees or original issue discount (amortized over the shorter of (x) the life of such new Extended RCF Commitments and (y) the four (4) years following the date of the respective Extension) payable to Lenders with such Extended RCF Commitments, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with the relevant extending Lenders) and customary consent fees paid generally to consenting Lenders in respect of the Extended RCF Commitments (and related extensions of credit) shall at any time (over the life of the Extended RCF Commitments and related extensions of credit) exceed by more than 0.50% the “effective interest rate”, “effective unused commitment fee rate” or “effective letter of credit fronting fee rate” applicable to RCF Commitments (or outstanding extensions of credit pursuant thereto) which were extended pursuant to one or more prior Extensions (determined on the same basis as provided in the first parenthetical in this sentence), then the Applicable Margin and/or Letter of Credit fronting fee applicable thereto shall be increased to the extent necessary so that at all times thereafter the Extended RCF Commitments made pursuant to previous Extensions (and related extensions of credit) do not receive less “effective interest rate”, “effective unused commitment fee rate” and/or “effective letter of credit fronting fees” than are applicable to the RCF Commitments (and related extensions of credit) made (or extended) pursuant to such Extension.
          (c) With respect to all Extensions consummated by the applicable Borrower pursuant to this subsection 2.7, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of subsection 4.4 or terminations or reductions of Commitments for purposes of subsection 2.3 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment, provided that the applicable Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that the respective Lenders accept such Extension Offer with respect to a minimum amount (to be determined and specified in the relevant Extension Offer in the applicable Borrower’s sole discretion and which may be waived by the applicable Borrower) of Incremental Term Loans, U.S. RCF Commitments or Canadian RCF Commitments (as applicable) of any or all applicable Tranches. The Administrative Agent and the Lenders hereby consent to the Extensions made in accordance with this subsection 2.7 and the other transactions contemplated by this subsection 2.7 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Incremental Term Loans, Extended U.S. RCF Commitments and/or Extended Canadian RCF Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, subsections 4.4 and 4.8) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this subsection 2.7.
          (d) Extended Revolving Commitments and Extended Incremental Term Loans shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the applicable Borrowers, the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, and the relevant Extending RCF Lenders or Extending Incremental Term Lenders, as applicable. The Extension Amendment may, without the consent of any Lender (other than the relevant Extending RCF Lenders or Extending Incremental Term Lenders, as applicable), effect such amendments to this Agreement and the other Loan Documents (including, without limitation, amendments to subsections 4.4(a), 4.4(e), 4.8(a) and 4.15(e) hereof) as may be necessary or appropriate, in the reasonable opinion of the U.S. Administrative Agent and the applicable Borrowers, to effect the provisions of this subsection 2.7. Notwithstanding the foregoing, each of the U.S. Administrative Agent and the U.S. Collateral Agent shall have the right (but not the obligation) to seek the advice or concurrence of the Required Lenders with respect to any matter contemplated by this subsection 2.7(d) and, if either the U.S. Administrative Agent or the U.S. Collateral Agent seeks such advice or concurrence, it shall be permitted to enter into such amendments with the applicable Borrower in accordance with any instructions actually received by such Required Lenders and shall also be entitled to refrain from entering into such amendments with the applicable Borrower unless and until it shall have received such advice or concurrence; provided, however, that whether or not there has been a request by the U.S. Administrative Agent or the U.S. Collateral Agent for any such advice or concurrence, all such amendments entered into with the applicable Borrower by the U.S. Administrative Agent or the U.S. Collateral Agent hereunder shall be binding and conclusive on the Lenders. The Lenders hereby irrevocably authorize the U.S. Administrative Agent, Canadian Administrative Agent, U.S. Collateral Agent and Canadian Collateral Agent to enter into any such Extension Amendment. Without limiting the foregoing, in connection with any Extensions the respective Loan Parties shall (at their expense) amend (and each Collateral Agent is hereby irrevocably authorized and directed by the Lenders to amend) any Mortgage that has a maturity date prior to the then latest Maturity Date so that such maturity date is extended to the then latest Maturity Date (or such later date as may be advised by local counsel to the respective Collateral Agent).
          (e) In connection with any Extension, the applicable Borrower shall provide the U.S. Administrative Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the U.S. Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the U.S. Administrative Agent, in each case acting reasonably to accomplish the purposes of this subsection 2.7.
          (f) This subsection 2.7 shall supersede any provisions in subsection 4.8, 11.1 or 11.7 to the contrary.

          2.8 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
     (a) if any Swing Line Loan Exposure or U.S. RCF Letter of Credit Exposure exists at the time a Lender becomes a Defaulting Lender then:
     (i) all or any part of such Swing Line Loan Exposure and U.S. RCF Letter of Credit Exposure shall be reallocated among the U.S. RCF Lenders that are Non-Defaulting Lenders in accordance with their respective U.S. RCF Commitment Percentage but only to the extent (x) the sum of all Non-Defaulting Lenders’ Individual U.S. RCF Lender Exposure plus such Defaulting Lender’s Swing Line Loan Exposure and U.S. RCF Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders’ U.S. RCF Commitments, (y) immediately following the reallocation to a U.S. RCF Lender that is a Non-Defaulting Lender, the Individual U.S. RCF Lender Exposure of such U.S. RCF Lender does not exceed its U.S. RCF Commitment at such time and (z) the conditions set forth in subsections 6.2(a) and (b) are satisfied at such time;
     (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the U.S. Borrowers shall within one (1) Business Day following notice by the U.S. Administrative Agent (x) first, prepay such Swing Line Loan Exposure and (y) second, cash collateralize in a manner reasonably satisfactory to the applicable Issuing Lender such Defaulting Lender’s U.S. RCF Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in an aggregate amount equal to 100% of such Defaulting Lender’s U.S. RCF Letter of Credit Exposure for so long as such U.S. RCF Letter of Credit Exposure is outstanding (such arrangements, together with the arrangements set forth in subsection 2.8(b)(ii) (the “Letter of Credit Back-Stop Arrangements”);
     (iii) the applicable U.S. Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to subsection 3.3 with respect to such Defaulting Lender’s U.S. RCF Letter of Credit Exposure and no commitment fee pursuant to subsection 4.5(a) shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender;
     (iv) if the U.S. RCF Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to this subsection 2.8(a), then the fees payable to the U.S. RCF Lenders pursuant to subsection 3.3 shall be adjusted in accordance with such Non-Defaulting Lenders’ respective U.S. RCF Commitment Percentage; and
     (v) if any Defaulting Lender’s U.S. RCF Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this subsection 2.8(a), then, without prejudice to any rights or remedies of any Issuing Lender or any Lender hereunder, all letter of credit fees payable under subsection 3.3 with respect to such Defaulting Lender’s U.S. RCF Letter of Credit Exposure shall be payable to each U.S. RCF Issuing Lender until such U.S. RCF Letter of Credit Exposure is cash collateralized and/or reallocated;
     (b) if any Canadian RCF Letter of Credit Exposure exists at the time a Lender becomes a Defaulting Lender then:
     (i) all or any part of such Canadian RCF Letter of Credit Exposure shall be reallocated among the Canadian RCF Lenders that are Non-Defaulting Lenders in accordance with their respective Canadian RCF Commitment Percentage but only to the extent (x) the sum of all Non-Defaulting Lenders’ Individual Canadian RCF Lender Exposure plus such Defaulting Lender’s Canadian RCF Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders’ Canadian RCF Commitments, (y) immediately following the reallocation to a Canadian RCF Lender that is a Non-Defaulting Lender, the Individual Canadian RCF Lender Exposure of such Canadian RCF Lender does not exceed its Canadian RCF Commitment at such time and (z) the conditions set forth in subsections 6.2(a) and (b) are satisfied at such time;
     (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Canadian Borrowers shall within one (1) Business Day following notice by the Canadian Administrative Agent cash collateralize in a manner reasonably satisfactory to the applicable Issuing Lender such Defaulting Lender’s Canadian RCF Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in aggregate amount equal to 100% of such Defaulting Lender’s Canadian RCF Letter of Credit Exposure for so long as such Canadian RCF Letter of Credit Exposure is outstanding;
     (iii) the applicable Canadian Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to subsection 3.3 with respect to such Defaulting Lender’s Canadian RCF Letter of Credit Exposure and no commitment fee pursuant to subsection 4.5(a) shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender;
     (iv) if the Canadian RCF Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to this subsection 2.8(b), then the fees payable to the Canadian RCF Lenders pursuant to subsection 3.3 shall be adjusted in accordance with such Non-Defaulting Lenders’ respective Canadian RCF Commitment Percentage; and
     (v) if any Defaulting Lender’s Canadian RCF Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this subsection 2.8(b), then, without prejudice to any rights or remedies of any Issuing Lender or any Lender hereunder, all letter of credit fees payable under subsection 3.3 with respect to such Defaulting Lender’s Canadian RCF Letter of Credit Exposure shall be payable to each Canadian RCF Issuing Lender until such Canadian RCF Letter of Credit Exposure is cash collateralized and/or reallocated;

     (c) notwithstanding anything to the contrary contained in subsection 2.4 or Section 3, so long as any U.S. RCF Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and no Issuing Lender shall be required to issue, amend or increase any U.S. RCF Letter of Credit, unless the related exposure will be 100% covered by the U.S. RCF Commitments of the Non-Defaulting Lenders or cash collateral is provided by the applicable U.S. Borrowers in accordance with subsection 2.8(a), and participating interests in any such newly issued or increased U.S. RCF Letter of Credit or newly made Swing Line Loan shall be allocated among U.S. RCF Lenders that are Non-Defaulting Lenders in a manner consistent with subsection 2.8(a)(i) (and Defaulting Lenders shall not participate therein); and
     (d) notwithstanding anything to the contrary contained in Section 3, so long as any Canadian RCF Lender is a Defaulting Lender, no Issuing Lender shall be required to issue, amend or increase any Canadian RCF Letter of Credit, unless the related exposure will be 100% covered by the Canadian RCF Commitments of the Non-Defaulting Lenders or cash collateral is provided by the applicable Canadian Borrowers in accordance with subsection 2.8(b), and participating interests in any such newly issued or increased Canadian RCF Letter of Credit shall be allocated among Canadian RCF Lenders that are Non-Defaulting Lenders in a manner consistent with subsection 2.8(b)(i) (and Defaulting Lenders shall not participate therein).
In the event that the Administrative Agent, the U.S. Borrowers and/or the Canadian Borrowers, as applicable, each U.S. RCF Issuing Lender and/or Canadian RCF Issuing Lender, as applicable, and, in the case of a Defaulting Lender with Swing Line Loan Exposure, the Swing Line Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Loan Exposure, the U.S. RCF Letter of Credit Exposure and the Canadian RCF Letter of Credit Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s RCF Commitments and on such date such Lender shall purchase at par such of the RCF Loans of the other Lenders (other than Swing Line Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such RCF Loans in accordance with its U.S. RCF Commitment Percentage or Canadian RCF Commitment Percentage, as the case may be.
          2.9 Sponsor Affiliate Incremental Term Loan Purchases. Notwithstanding anything to the contrary in this Agreement, any Sponsor Affiliate (other than any Borrower or any Subsidiary of any Borrower) may be an assignee in respect of Incremental Term Loans and/or Incremental Term Loan Commitments (and to such extent shall constitute an “Eligible Transferee”), provided that:
     (a) the sum of the aggregate principal amount of outstanding Incremental Term Loans and unutilized Incremental Term Loan Commitments held by the Sponsor Affiliates at any time shall not exceed 25% of the sum of the aggregate principal amount of outstanding Incremental Term Loans and unutilized Incremental Term Loan Commitments at such time;
     (b) notwithstanding anything to the contrary in the definition of “Required Lenders” or “Supermajority Lenders” or in subsection 11.1, the holder of any Incremental Term Loans or unutilized Incremental Term Loan Commitments acquired pursuant to this subsection 2.9(b) shall not be entitled to vote such Incremental Term Loans or unutilized Incremental Term Loan Commitments in any “Required Lender” or “Supermajority Lender” vote pursuant to the terms of this Agreement or any other Loan Document (it being understood that the holder of such Incremental Term Loans or unutilized Incremental Term Loan Commitments shall have the right to consent to votes requiring the consent of “all the Lenders” or “each Lender directly affected thereby” pursuant to subsection 11.1 or otherwise), and for purposes of any such vote such Incremental Term Loans or unutilized Incremental Term Loan Commitments shall be deemed not to be outstanding;
     (c) the Sponsor Affiliates shall be prohibited from being appointed as, or succeeding to the rights and duties of, U.S. Administrative Agent, Canadian Administrative Agent, U.S. Collateral Agent or Canadian Collateral Agent under this Agreement and the other Loan Documents;
     (d) by acquiring an Incremental Term Loan or unutilized Incremental Term Loan Commitments hereunder, each of the Sponsor Affiliate shall be deemed to have (I) waived its right to receive information prepared by any Administrative Agent, any Collateral Agent or any Lender (or any advisor, agent or counsel thereof) under or in connection with the Loan Documents (in each case to the extent not provided to the Loan Parties) and attend any meeting or conference call with any Administrative Agent, any Collateral Agent or any Lender (to the extent not participated in by the Loan Parties), (II) agreed that it is prohibited from making or bringing any claim, in its capacity as a Lender, against any Administrative Agent, any Collateral Agent, any Lender or any Issuing Lender with respect to the duties and obligations of such Persons under the Loan Documents, and (III) agreed, without limiting its rights as a Lender described in subsection 2.9(b), that it will have no right whatsoever to require any Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to this Agreement or any other Loan Document;
     (e) such Sponsor Affiliate represents and warrants as of the date of such assignment that such Sponsor Affiliate does not have any MNPI that (A) has not been previously disclosed in writing to the assigning Lender(s) (other than because such Lender does not wish to receive such MNPI) prior to such time and (B) could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to assign Incremental Term Loans and/or Incremental Term Loan Commitments pursuant to this Section 2.9; and
     (f) each Sponsor Affiliate identifies itself as an Affiliate of the Loan Parties prior to the assignment of Incremental Term Loans or unutilized Incremental Term Loan Commitments to it pursuant to the respective Assignment and Acceptance.
     Section 3. Letters of Credit.
          3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other RCF Lenders set forth in subsection 3.4(a), agrees to issue Letters of Credit for the account of the applicable Borrower (other than

Canadian Finco) on any Business Day during the RCF Commitment Period but in no event later than the 30th day prior to the then latest Maturity Date with respect to U.S. RCF Commitments or Canadian RCF Commitments, in such form as may be approved from time to time by the respective Issuing Lender; provided that no Letter of Credit shall be issued if, after giving effect to such issuance, (i) (A) the aggregate Canadian RCF L/C Obligations (using the Dollar Equivalent thereof, in the case of Canadian RCF L/C Obligations denominated in Canadian Dollars) shall exceed $25,000,000 or (B) the aggregate Extensions of Credit to the U.S. Borrowers, the Canadian Borrowers or any Borrower would exceed the applicable limitations set forth in subsection 2.1 or 2.4 (it being understood and agreed that the U.S. Administrative Agent or the Canadian Administrative Agent shall calculate the Dollar Equivalent of the then outstanding RCF Loans and Canadian RCF L/C Obligations denominated in Canadian Dollars on the date on which the applicable Borrower has requested that the applicable Issuing Lender issue a Letter of Credit for purposes of determining compliance with this clause (i)), (ii) the L/C Obligations in respect of Letters of Credit would exceed $350,000,000 or (iii) the Aggregate Outstanding RCF Credit of all the RCF Lenders would exceed the RCF Commitments of all the RCF Lenders then in effect. Each Letter of Credit shall (i) be denominated in Dollars or Canadian Dollars, as requested by the applicable Borrower, and shall be either (A) a standby letter of credit issued to support obligations of the Parent Borrower or any of its Subsidiaries (other than Canadian Finco), contingent or otherwise, which finance or otherwise arise in connection with the working capital and business needs of the Parent Borrower and its Subsidiaries incurred in the ordinary course of business (a “Standby Letter of Credit”), or (B) a commercial letter of credit in respect of the purchase of goods or services by the Parent Borrower or any of its Subsidiaries (other than Canadian Finco) in the ordinary course of business (a “Documentary L/C”) and (ii) unless otherwise agreed by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, expire no later than the earlier of (I) (A) one year after its date of issuance and (B) the 10th day prior to the Maturity Date, in the case of Standby Letters of Credit (subject, if requested by the applicable Borrower and agreed to by the Issuing Lender, to auto-renewals for successive periods not exceeding one year and ending prior to the 10th day prior to the Maturity Date), or (II) (A) one-hundred eighty (180) days after its date of issuance and (B) the 30th day prior to the Maturity Date, in the case of Documentary L/Cs. Each Letter of Credit issued by the U.S. RCF Issuing Lender shall be deemed to constitute a utilization of the U.S. RCF Commitments and each Letter of Credit issued by the Canadian RCF Issuing Lender shall be deemed to constitute a utilization of the Canadian RCF Commitments, and shall be participated in (as more fully described in following subsection 3.4) by the U.S. RCF Lenders or the Canadian RCF Lenders, as applicable, in accordance with their respective U.S. RCF Commitment Percentages or Canadian RCF Commitment Percentages, as applicable. All Letters of Credit issued under the U.S. RC Facility shall be denominated in Dollars and shall be issued for the account of the applicable U.S. Borrower. All Letters of Credit issued under the Canadian RC Facility shall be denominated in Canadian Dollars requested by the applicable Borrower and shall be issued for the account of the applicable Borrower. Schedule 3.1(a) contains a description of any letter of credit (the “Existing Letter of Credit”) that was previously issued to, or for the account of, any Borrower pursuant to the Existing Credit Agreement and which remains outstanding on the Closing Date. Such Schedule 3.1(a) sets forth, with respect to each such letter of credit, (a) the issuing lender, (b) the letter of credit number, (c) the name(s) of the account party or account parties, (d) the stated amount, (e) the currency in which the letter of credit is denominated, (f) the name of the beneficiary, (g) the expiry date and (h) whether such letter of credit constitutes a standby letter of credit or a documentary letter of credit. It is hereby acknowledged and agreed that each of the Existing Letters of Credit shall constitute a “Letter of Credit” for all purposes of this Agreement and shall be deemed issued under this Agreement on the Closing Date.
          (b) Unless otherwise agreed by the applicable Issuing Lender and the Parent Borrower, each Letter of Credit shall be subject to the laws of the State of New York, and, to the extent not prohibited thereby, the Uniform Customs. All Letters of Credit shall be issued payable on a sight basis only.
          (c) No Issuing Lender shall at any time issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.
          (d) Notwithstanding anything contained in Section 3, no Issuing Lender shall at any time issue any Letter of Credit for the account of Canadian Finco.
          3.2 Procedure for Issuance of Letters of Credit. (a) The applicable U.S. Borrower or Canadian Borrower may from time to time request during the RCF Commitment Period but in no event later than the 30th day prior to the then latest Maturity Date with respect to U.S. RCF Commitments or Canadian RCF Commitments that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender and the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, at their respective addresses for notices specified herein, an L/C Request therefor substantially in the form of Exhibit C hereto (completed to the reasonable satisfaction of such Issuing Lender), and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Each L/C Request shall specify that the requested Letter of Credit is to be denominated in Dollars or, in the case of Letters of Credit issued for the account of the Canadian Borrowers, Canadian Dollars. Upon receipt of any L/C Request, such Issuing Lender will process such L/C Request and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall an Issuing Lender be required, unless otherwise agreed to by such Issuing Lender, to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the L/C Request therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the applicable U.S. Borrower or Canadian Borrower. The applicable Issuing Lender shall furnish a copy of such Letter of Credit to the applicable U.S. Borrower or Canadian Borrower promptly following the issuance thereof. Promptly after the issuance or amendment of any Standby Letter of Credit, the applicable Issuing Lender shall notify the applicable U.S. Borrower or Canadian Borrower and the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, in writing, of such issuance or amendment and such notice shall be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall promptly notify the applicable Lenders, in writing, of such issuance or amendment, and if so requested by a Lender, the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall provide to such Lender copies of such issuance or amendment. With regards to Documentary L/Cs, the Issuing Lender shall on the first Business Day of each week provide the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, by facsimile, with a report detailing the aggregate daily outstanding Documentary L/Cs during the previous week.
          (b) The making of each request for a Letter of Credit by any U.S. Borrower or Canadian Borrower shall be deemed to be a representation and warranty by such Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, subsection 3.1. Unless the respective Issuing Lender has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the applicable conditions specified in subsection 6.2 are not then satisfied, or that the issuance of such Letter of Credit would violate subsection 3.1, then such Issuing Lender may issue the requested Letter of Credit for the account of the applicable Borrower in accordance with such Issuing Lender’s usual and customary practices.
          3.3 Fees, Commissions and Other Charges. (a) Each U.S. Borrower and Canadian Borrower agrees to pay to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, a letter of credit commission (the “L/C Fee” and collectively, the “L/C Fees”) with respect to each Letter of Credit issued by such Issuing Lender on its behalf, computed for the period from and including the date of issuance of such Letter of Credit through to the expiration date of such Letter of Credit at a rate per annum equal to the Applicable Margin then in effect for Eurocurrency Loans that are RCF Loans calculated on the basis of a three-hundred and sixty (360) day year of the aggregate amount available to be drawn under such Letter of Credit during such period, payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Maturity Date or such earlier date as the RCF Commitments shall terminate as provided herein. Such L/C Fee shall be payable to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, for the account of the applicable RCF Lenders to be shared ratably among them in accordance with their respective U.S. RCF Commitment Percentages or Canadian RCF Commitment Percentages, as applicable. Each U.S. Borrower and Canadian Borrower shall pay to the relevant Issuing Lender a facing fee equal to 1/4 of 1% per annum (but in no event less than $500 per annum for each Letter of Credit issued on its behalf) of the aggregate amount available to be drawn under such Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Maturity Date or such other date as the RCF Commitments shall terminate. Such commissions and fees shall be nonrefundable. Such fees and commissions shall be payable in Dollars (or, in the case of Letters of Credit issued for the account of the Canadian Borrowers, Canadian Dollars).
          (b) In addition to the foregoing commissions and fees, each U.S. Borrower and Canadian Borrower agrees to pay or reimburse the applicable Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by such Issuing Lender on its behalf.
          (c) The U.S. Administrative Agent and the Canadian Administrative Agent shall, promptly following any receipt thereof, distribute to the applicable Issuing Lender and the applicable L/C Participants all commissions and fees received by such Agent for their respective accounts pursuant to this subsection 3.3.

          (d) Notwithstanding the foregoing, the provisions of this subsection 3.3, solely to the extent otherwise applicable to fees payable on that portion (if any) of Letters of Credit participated in by RCF Lenders pursuant to Extended RCF Commitments, shall be subject to modification as expressly provided in subsection 2.7.
          3.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each U.S. RCF L/C Participant or Canadian RCF L/C Participant, as applicable, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the applicable Issuing Lender, without recourse or warranty, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest, within each applicable Tranche, equal to such L/C Participant’s U.S. RCF Commitment Percentage or Canadian RCF Commitment Percentage, as applicable, (determined on the date of issuance of the relevant Letter of Credit) in such Issuing Lender’s obligations and rights under each Letter of Credit issued or continued hereunder, the amount of each draft paid by such Issuing Lender thereunder and the obligations of the applicable Borrowers under this Agreement with respect thereto (although L/C Fees and related commissions shall be payable directly to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, for the account of the applicable Issuing Lender and L/C Participants, as provided in subsection 3.3 and the L/C Participants shall have no right to receive any portion of any facing fees with respect to any such Letters of Credit) and any security therefor or guaranty pertaining thereto. Each L/C Participant unconditionally and irrevocably agrees with such Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the applicable Borrower in respect of such Letter of Credit in accordance with subsection 3.5(a), such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s U.S. RCF Commitment Percentage or Canadian RCF Commitment Percentage, as applicable, of the amount of such draft, or any part thereof, which is not so reimbursed; provided that nothing in this paragraph shall relieve such Issuing Lender of any liability resulting from the gross negligence or willful misconduct (as determined in a final non-appealable decision issued by a court of competent jurisdiction) of such Issuing Lender, or otherwise affect any defense or other right that any L/C Participant may have as a result of such gross negligence or willful misconduct (as so determined). All calculations of an L/C Participant’s U.S. RCF Commitment Percentage and Canadian RCF Commitment Percentage shall be made from time to time by the U.S. Administrative Agent and the Canadian Administrative Agent, respectively, which calculations shall be conclusive absent manifest error.
          (b) If any amount required to be paid by any L/C Participant to an Issuing Lender on demand by such Issuing Lender pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three (3) Business Days after the date such demand is made, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of such amount, times the daily average Federal Funds Effective Rate (or, in the case of a Canadian RCF Lender, the interbank rate customarily charged by the Canadian Administrative Agent) during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not in fact made available to such Issuing Lender by such L/C Participant within three (3) Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon (with interest based on the Dollar Equivalent of any amounts denominated in Canadian Dollars) calculated from such due date at the rate per annum applicable to RCF Loans maintained as ABR Loans accruing interest at the ABR hereunder. A certificate of an Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection (which shall include calculations of any such amounts in reasonable detail) shall be conclusive in the absence of manifest error.
          (c) Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from a Borrower in respect of such Letter of Credit or otherwise, including proceeds of Collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will, if such payment is received prior to 1:00 P.M., New York City time, on a Business Day, distribute to such L/C Participant its pro rata share thereof prior to the end of such Business Day and otherwise such Issuing Lender will distribute such payment on the next succeeding Business Day; provided, however, that in the event that any such payment received by an Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.
          3.5 Reimbursement Obligation of the Borrowers. (a) Each U.S. Borrower and Canadian Borrower hereby agrees to reimburse each Issuing Lender, upon receipt by such Borrower of notice from the applicable Issuing Lender of the date and amount of a draft presented under any Letter of Credit issued on its behalf and paid by such Issuing Lender, for the amount of such draft so paid and any taxes, fees, charges or other costs or expenses reasonably incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to the applicable Issuing Lender, at its address for notices specified herein in the currency in which such Letter of Credit is denominated and in immediately available funds, on the date on which such Borrower receives such notice, if received prior to 11:00 A.M., New York City time, on a Business Day and otherwise on the next succeeding Business Day.
          (b) Interest shall be payable under this subsection 3.5(b) on any and all amounts owing pursuant to subsection 3.5(a) remaining unpaid (taking the Dollar Equivalent of any amounts denominated in Canadian Dollars, as determined by the Canadian Administrative Agent, as applicable) by the U.S. Borrowers or the Canadian Borrowers, as applicable (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which such applicable Borrower is required to reimburse such amounts pursuant to paragraph (a) above, at the rate which would then be payable on any outstanding ABR Loans that are RCF Loans and (ii) thereafter until payment in full of such amounts, at the rate which would be payable on any outstanding ABR Loans that are RCF Loans which were then overdue.
          3.6 Obligations Absolute. (a) Each of the U.S. Borrowers’ and the Canadian Borrowers’ obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any such Borrower may have or have had against an Issuing Lender, any L/C Participant or any beneficiary of a Letter of Credit, provided that this paragraph shall not relieve any Issuing Lender or L/C Participant of any liability resulting from the gross negligence or willful misconduct of such Issuing Lender or L/C Participant (as determined in a final non-appealable decision issued by a court of competent jurisdiction), or otherwise affect any defense or other right that any such Borrower may have as a result of any such gross negligence or willful misconduct (as so determined).
          (b) Each U.S. Borrower and Canadian Borrower and each Lender also agree with each Issuing Lender that such Issuing Lender and the L/C Participants shall not be responsible for, and such Borrower’s Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee, provided that this paragraph shall not relieve any Issuing Lender or L/C Participant of any liability resulting from the gross negligence or willful misconduct of such Issuing Lender or L/C Participant (as determined in a final non-appealable decision issued by a court of competent jurisdiction), or otherwise affect any defense or other right that any Borrower may have as a result of any such gross negligence or willful misconduct (as so determined).
          (c) Neither any Issuing Lender nor any L/C Participant shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Person’s gross negligence or willful misconduct (as determined in a final non-appealable decision issued by a court of competent jurisdiction).
          (d) Each U.S. Borrower and Canadian Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct (as determined in a final non-appealable decision issued by a court of competent jurisdiction) and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on each such Borrower and shall not result in any liability of any Issuing Lender or L/C Participant to any Borrower.
          3.7 L/C Payments. If any drafts or document(s) shall be presented for payment under any Letter of Credit, the applicable Issuing Lender shall promptly notify the applicable U.S. Borrower or Canadian Borrower of the date and amount thereof. The responsibility of an Issuing Lender to such Borrower in respect of any Letter of Credit in connection with any drafts or document(s) presented for payment under such Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit, provided that this paragraph shall not relieve such Issuing Lender of any liability resulting from the gross negligence or willful misconduct of such Issuing Lender, or otherwise affect any defense or other right that any Borrower may have as a result of any such gross negligence or willful misconduct (in each case, as determined in a final non-appealable decision issued by a court of competent jurisdiction).
          3.8 L/C Request. To the extent that any provision of any L/C Request related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall control.
          3.9 Additional Issuing Lenders. Any U.S. Borrower or Canadian Borrower may, at any time and from time to time with the consent of the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable (which consent shall not be unreasonably withheld or delayed), and such Lender, designate one or more additional Canadian RCF Lenders or U.S. RCF Lenders, as applicable, to act as an issuing lender under the terms of this Agreement. Any Lender designated as an issuing lender pursuant to this subsection 3.9 shall be deemed to be an “Issuing Lender” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Lender or Issuing Lenders and such Lender.
          3.10 Provisions Related to Extended RCF Commitments. (a) If the Maturity Date in respect of any Tranche of U.S. RCF Commitments occurs prior to the expiration of any U.S. RCF Letter of Credit, then (i) if one or more other Tranches of U.S. RCF Commitments in respect of which the Maturity Date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the U.S. RCF Lenders to purchase participations therein and to make U.S. RCF Loans and payments in respect thereof pursuant to subsections 3.4 and 3.5) under (and ratably participated in by U.S. RCF Lenders pursuant to) the U.S. RCF Commitments in respect of such non-terminating Tranches up to an aggregate amount not to exceed the aggregate principal amount of the unutilized U.S. RCF Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the applicable U.S. Borrower shall cash collateralize any such Letter of Credit, in a manner reasonably satisfactory to the applicable Issuing Lender, in an amount equal to the U.S. RCF Letter of Credit Exposure of each Lender with a U.S. RCF Commitment under a Tranche in respect of which the Maturity Date shall have occurred in aggregate amount equal to 102.5% of such Lender’s U.S. RCF Letter of Credit Exposure for so long as such U.S. RCF Letter of Credit Exposure is outstanding. Except to the extent of reallocations of participations pursuant to clause (i) of the immediately preceding sentence, the occurrence of a Maturity Date with respect to a given Tranche of U.S. RCF Commitments shall have no effect upon (and shall not diminish) the percentage participations of the U.S. RCF Lenders in any U.S. RCF Letter of Credit issued before such Maturity Date.
          (b) If the Maturity Date in respect of any Tranche of Canadian RCF Commitments occurs prior to the expiration of any Canadian RCF Letter of Credit, then (i) if one or more other Tranches of Canadian RCF Commitments in respect of which the Maturity Date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Canadian RCF Lenders to purchase participations therein and to make Canadian RCF Loans and payments in respect thereof pursuant to subsections 3.4 and 3.5) under (and ratably participated in by Canadian RCF

Lenders pursuant to) the Canadian RCF Commitments in respect of such non-terminating Tranches up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Canadian RCF Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the applicable Canadian Borrower shall cash collateralize any such Letter of Credit, in a manner reasonably satisfactory to the applicable Issuing Lender, in an amount equal to the Canadian RCF Letter of Credit Exposure of any Lender with a Canadian RCF Commitment under a Tranche in respect of which the Maturity Date shall have occurred in aggregate amount equal to 102.5% of such Lender’s Canadian RCF Letter of Credit Exposure for so long as such Canadian RCF Letter of Credit Exposure is outstanding. Except to the extent of reallocations of participations pursuant to clause (i) of the immediately preceding sentence, the occurrence of a Maturity Date with respect to a given Tranche of Canadian RCF Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Canadian RCF Lenders in any Canadian RCF Letter of Credit issued before such Maturity Date.
          Section 4. General Provisions Applicable to Loans and Letters of Credit.
          4.1 Interest Rates and Payment Dates. (a) Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin in effect for such day with respect to such Loan. BA Fees payable in respect of each B/A Instrument shall be paid by the Canadian Borrowers at the time of the incurrence (by way of acceptance, purchase or otherwise) of each Bankers’ Acceptance Loan.
          (b) Each ABR Loan (other than a Canadian RCF Loan made to a Canadian Borrower) shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR for such day plus the Applicable Margin in effect for such day with respect to such Loan. Each ABR Loan that is a Canadian RCF Loan made to a Canadian Borrower shall bear interest for each day that it is outstanding at a rate per annum equal to the Canadian Prime Rate in effect for such day plus the Applicable Margin in effect for such day with respect to such Loan.
          (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee, letter of credit commission, letter of credit fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of subsections 4.1(a) and (b) plus 2.00%, (y) in the case of overdue interest, the rate that would be otherwise applicable to principal of the related Loan pursuant to the relevant foregoing provisions of subsections 4.1(a) and (b) plus 2.00% and (z) in the case of fees, commissions or other amounts, the rate described in paragraph (b) of this subsection for ABR Loans that are U.S. RCF Loans (or, in the case of any such fees, commissions or other amounts owing by the Canadian Borrowers, the rate described in paragraph (b) of this subsection for ABR Loans that are Canadian RCF Loans made to a Canadian Borrower) plus 2.00%, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.
          (e) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws.
          (f) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, solely to the extent that a court of competent jurisdiction finally determines that the calculation or determination of interest or any fee payable by the Canadian Borrowers in respect of their obligations pursuant to this Agreement and the other Loan Documents shall be governed by or subject to the laws of any province of Canada or the federal laws of Canada:
     (i) if any provision of this Agreement or of any of the other Loan Documents would obligate the Canadian Borrowers to make any payment of interest or other amount payable to any of the U.S. Administrative Agent, the Canadian Administrative Agent or any Lender under this Agreement or any other Loan Document in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by any of the U.S. Administrative Agent, the Canadian Administrative Agent or any Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the U.S.Administrative Agent, the Canadian Administrative Agent or any Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to the U.S. Administrative Agent, the Canadian Administrative Agent or any Lender under this subsection 4.1 and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required hereunder to be paid to the U.S. Administrative Agent, the Canadian Administrative Agent or any Lender which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if the U.S. Administrative Agent, the Canadian Administrative Agent or any Lender shall have received an amount in excess of the maximum permitted by that Section of the Criminal Code (Canada), the Canadian Borrowers shall be entitled, by notice in writing to the applicable U.S. Administrative Agent, Canadian Administrative Agent or Lender, to obtain reimbursement from such party in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by the applicable U.S. Administrative Agent, Canadian Administrative Agent or Lender to the Canadian Borrowers. Any amount or rate of interest referred to in this subsection 4.1(f)(i) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that the applicable loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Administrative Agent shall be conclusive for the purposes of such determination; and
     (ii) For purposes of the Interest Act (Canada) and with respect to Canadian Loan Parties only:
     (A) whenever any interest or fee payable by the Canadian Borrowers is calculated using a rate based on a year of three-hundred sixty (360) days or three-hundred sixty-five (365) days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of three-hundred sixty (360) days or three-hundred sixty-five (365) days, as the case may be, (y) multiplied by the actual number of days in the applicable calendar year in which such rate is to be ascertained and (z) divided by three-hundred sixty (360) or three-hundred sixty-five (365), as the case may be; and
     (B) all calculations of interest payable by the Canadian Borrowers under this Agreement or any other Loan Document are to be made on the basis of the nominal interest rate described herein and therein and not on the basis of effective yearly rates or on any other basis which gives effect to the principle of deemed reinvestment of interest which principle does not apply to any interest calculated under this Agreement or any Loan Document. The parties hereto acknowledge that there is a material difference between the stated nominal interest rates and the effective yearly rates of interest and that they are capable of making the calculations required to determine such effective yearly rates of interest.
          (g) The provisions of this subsection 4.1 (and the interest rates applicable to the various extensions of credit hereunder) shall be subject to modification as expressly provided in subsection 2.7.
          4.2 Conversion and Continuation Options. (a) Subject to subsection 4.2(c), the applicable Borrowers may elect from time to time to convert outstanding (i) Loans made or outstanding in Dollars from Eurocurrency Loans to ABR Loans and (ii) Loans made or outstanding in Canadian Dollars from Bankers’ Acceptance Loans to ABR Loans, in each case by giving the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, at least two (2) Business Days’ prior irrevocable notice of such election, provided that any such conversion of Eurocurrency Loans may only be made on the last day of an Interest Period with respect thereto and any conversion of Bankers’ Acceptance Loans may only be made on the maturity date thereof and otherwise in accordance with subsection 4.6(c). The Borrowers may elect from time to time to convert outstanding (i) Loans made or outstanding in Dollars from ABR Loans to Eurocurrency Loans outstanding in Dollars, in each case by giving the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, at least three (3) Business Days’ prior irrevocable notice of such election. Any such notice of conversion to

Eurocurrency Loans outstanding in Dollars shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall promptly notify each affected Lender thereof. All or any part of outstanding Eurocurrency Loans made or outstanding in Dollars and ABR Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Eurocurrency Loan or Bankers’ Acceptance Loan when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the U.S. Administrative Agent has given notice to the applicable Borrower that no such conversions may be made and (ii) no Loan may be converted into a Eurocurrency Loan or Bankers’ Acceptance Loan after the date that is one (1) month prior to the Maturity Date applicable thereto.
          (b) Any Eurocurrency Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the applicable Borrowers giving notice to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, at least three (3) Business Days prior to the expiration of the then current Interest Period, of the length of the next Interest Period to be applicable to such Loan, determined in accordance with the applicable provisions of the term “Interest Period” set forth in subsection 1.1, provided that no Eurocurrency Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the U.S. Administrative Agent has given notice to the applicable Borrower that no such continuations may be made or (ii) after the date that is one (1) month prior to the Maturity Date therefor and provided, further, that if the applicable Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Eurocurrency Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this subsection 4.2(b), the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall promptly notify each affected Lender thereof.
          (c) Mandatory and voluntary conversions of Bankers’ Acceptance Loans into ABR Loans, or ABR Loans into Bankers’ Acceptance Loans or rollovers of Bankers’ Acceptance Loans shall be made in the circumstances, and to the extent, provided in subsection 4.6(c).
          4.3 Minimum Amounts of Sets. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods and terms to maturity hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of (i) Eurocurrency Loans comprising a Set shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (ii) Bankers’ Acceptance Loans comprising a Set shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and so that there shall not be more than 15 Sets at any one time outstanding.
          4.4 Optional and Mandatory Prepayments. (a) Each of the Borrowers may at any time and from time to time prepay the Loans made to it (other than Bankers’ Acceptance Loans which may not be prepaid prior to the maturity date of the underlying B/A Instrument) and the Reimbursement Obligations in respect of Letters of Credit issued for its account, in whole or in part, subject to subsection 4.12, without premium or penalty, upon at least three (3) Business Days’ irrevocable notice by the applicable Borrower to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable (in the case of Eurocurrency Loans outstanding in Dollars), at least one (1) Business Day’s irrevocable notice by the applicable Borrower to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable (in the case of (x) ABR Loans other than Swing Line Loans and (y) Reimbursement Obligations) or same-day irrevocable notice by the applicable Borrower to the U.S. Administrative Agent (in the case of Swing Line Loans); provided that, if a notice of prepayment in connection with a repayment of all outstanding Obligations is given in connection with a conditional notice of termination of Commitments as contemplated by subsection 2.3, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with subsection 2.3. Such notice shall specify (A) in the case of any prepayment of Loans, the identity of the prepaying Borrower, the date and amount of prepayment and whether the prepayment is (i) of Incremental Term Loans, RCF Loans or Swing Line Loans, or a combination thereof and (ii) of Eurocurrency Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each and (B) in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Upon the receipt of any such notice the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall (subject to the proviso contained in the third preceding sentence) be due and payable on the date specified therein, together with (if a Eurocurrency Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to subsection 4.12 and accrued interest to such date on the amount prepaid. Partial prepayments of Incremental Term Loans of any Tranche pursuant to this subsection shall be applied ratably to Incremental Term Loans outstanding under such Tranche and shall reduce the required amortization of such Incremental Term Loans as provided in the applicable Incremental Amendment. Prepayments of Loans (other than Incremental Term Loans) and the Reimbursement Obligations pursuant to this subsection by a Borrower shall (unless the Parent Borrower otherwise directs) be applied, first, to payment of the Swing Line Loans then outstanding, second, to payment of the RCF Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding Bankers’ Acceptance Loans or L/C Obligations on terms reasonably satisfactory to the U.S. Administrative Agent (in each case, outstanding with respect to such Borrower); provided, further, that any pro rata calculations required to be made pursuant to this subsection 4.4(a) in respect to any Loan denominated in Canadian Dollars shall be made on a Dollar Equivalent basis. Partial prepayments pursuant to this subsection 4.4(a) shall be in multiples of $1,000,000 (or, in the case of partial prepayments made by the Canadian Borrowers, Cdn$1,000,000) (or, if the Loans then outstanding are less than $1,000,000 or Cdn $1,000,000, as applicable, such lesser amount), provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety.
          (b) If on or after the Closing Date (i) the Parent Borrower or any of its Subsidiaries shall incur Indebtedness for borrowed money (other than Indebtedness permitted pursuant to subsection 8.2) pursuant to a public offering or private placement or otherwise, (ii) the Parent Borrower or any of its Subsidiaries shall consummate an Asset Sale, (iii) a Recovery Event occurs or (iv) the Parent Borrower or any of its Subsidiaries shall enter into a Sale and

Leaseback Transaction, then, in each case, to the extent that and for so long as Available RCF Commitments are less than $250,000,000 immediately after giving effect to such incurrence of Indebtedness, Asset Sale, Recovery Event or Sale and Leaseback Transaction, the relevant Borrowers shall prepay, in accordance with subsection 4.4(e), the Loans (other than Bankers’ Acceptance Loans which may not be prepaid prior to the maturity date of the underlying B/A Instrument or Incremental Term Loans made to Canadian Finco) and cash collateralize the Bankers’ Acceptance Loans and the L/C Obligations in an amount equal to the lesser of: (A) (x) in the case of the incurrence of any such Indebtedness, 100% of the Net Cash Proceeds thereof; (y) in the case of any such Asset Sale or Recovery Event, 100% of the Net Cash Proceeds thereof minus any Reinvested Amounts; and (z) in the case of any such Sale and Leaseback Transaction, 100% of the Net Cash Proceeds thereof and (B) the amount of such prepayments required in order for Available RCF Commitments to be $250,000,000 or more, in each case with such prepayment to be made on the Business Day following the date of receipt of any such Net Cash Proceeds except that, in the case of clause (y) above, if any such Net Cash Proceeds are eligible to be reinvested in accordance with the definition of the term “Reinvested Amount” in subsection 1.1 and the Parent Borrower has not elected to reinvest such proceeds (or portion thereof, as the case may be), such prepayment to be made on the earlier of (1) the date on which the certificate of a Responsible Officer of the Parent Borrower to such effect is delivered to the U.S. Administrative Agent in accordance with such definition and (2) the last day of the period within which a certificate setting forth such election is required to be delivered in accordance with such definition). Nothing in this paragraph (b) shall limit the rights of the Agents and the Lenders set forth in Section 9.
          (c) (i) On any day (other than during an Agent Advance Period) on which the Aggregate U.S. RCF Lender Exposure or the unpaid balance of Extensions of Credit to, or for the account of, the U.S. Borrowers exceeds the difference of (A) the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (B) the sum of (x) the excess of (1) the Aggregate Canadian RCF Lender Exposure (with respect to the Canadian Borrowers) over (2) the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (y) the unpaid balance of Extensions of Credit to, or for the account of, Canadian Finco, the U.S. Borrowers shall prepay on such day the principal of outstanding Canadian RCF Loans made to the U.S. Borrowers and, if required, U.S. RCF Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Canadian RCF Loans made to the U.S. Borrowers and U.S. RCF Loans, the aggregate amount of the U.S. RCF L/C Obligations and the Canadian RCF L/C Obligations with respect to the U.S. Borrowers exceeds the difference of (A) the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (B) the excess of (1) the Aggregate Canadian RCF Lender Exposure (with respect to the Canadian Borrowers) over (2) the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), the U.S. Borrowers shall pay to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to such L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the U.S. Borrowers to the Issuing Lenders and the U.S. RCF Lenders hereunder ratably in accordance with the Obligations relating to the U.S. RC Facility then held by such U.S. RCF Lender in a cash collateral account to be established by, and under the sole dominion and control of, the U.S. Administrative Agent.

          (ii) Without duplication of any mandatory prepayment required under subsection 4.4(c)(i) above, on any day (other than during an Agent Advance Period) on which the Aggregate Canadian RCF Lender Exposure with respect to the Canadian Borrowers exceeds the sum of (A) the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) plus (B) the excess of (1) the U.S. Borrowing Base (based on the Borrowing Base Certificate last delivered) over (2) the unpaid balance of Extensions of Credit to, or for the account of, the U.S. Borrowers and Canadian Finco, the Canadian Borrowers shall prepay on such day the principal of Canadian RCF Loans made to them (other than Bankers’ Acceptance Loans where the underlying B/A Instruments have not matured) in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Canadian RCF Loans (other than Bankers’ Acceptance Loans where the underlying B/A Instruments have not matured), the aggregate amount of outstanding Bankers’ Acceptance Loans and the Canadian RCF L/C Obligations with respect to the Canadian Borrowers exceeds the sum of (A) the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) plus (B) the excess of (1) the U.S. Borrowing Base (based on the Borrowing Base Certificate last delivered) over (2) the unpaid balance of Extensions of Credit to, or for the account of, the U.S. Borrowers and Canadian Finco, the Canadian Borrowers shall pay to the Canadian Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the sum of the aggregate face amount of the outstanding Bankers’ Acceptance Loans and the amount of the Canadian RCF L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Canadian Borrowers to the applicable Issuing Lenders and the Canadian RCF Lenders hereunder ratably in accordance with the Obligations relating to the Canadian RC Facility then held by such Canadian RCF Lender in a cash collateral account to be established by, and under the sole dominion and control of, the Canadian Administrative Agent.
          (iii) On any day on which the Aggregate U.S. RCF Lender Exposure exceeds the Total U.S. RCF Commitment at such time, the U.S. Borrowers shall prepay on such day the principal of U.S. RCF Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding U.S. RCF Loans, the aggregate amount of the U.S. RCF L/C Obligations exceeds the Total U.S. RCF Commitment at such time, the U.S. Borrowers shall pay to the U.S. Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the U.S. RCF L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the U.S. Borrowers to the applicable Issuing Lenders and the U.S. RCF Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the U.S. Administrative Agent.
          (iv) On any day on which the Aggregate Canadian RCF Lender Exposure exceeds the Total Canadian RCF Commitment at such time, the Canadian Borrowers and, if applicable, the U.S. Borrowers shall prepay on such day the principal of Canadian RCF Loans (other than Bankers’ Acceptance Loans where the underlying B/A Instruments have not matured), in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Canadian RCF Loans (other than Bankers’ Acceptance Loans where the underlying B/A Instruments have not matured), the Dollar Equivalent of the aggregate amount of the Canadian RCF L/C Obligations and the aggregate face amount of the outstanding Bankers’ Acceptance Loans exceeds the Total Canadian RCF Commitment at such time, the Canadian

Borrowers and, if applicable, the U.S. Borrowers shall pay to the Canadian Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the sum of the aggregate face amount of the outstanding Bankers’ Acceptance Loans and the aggregate amount of the Canadian RCF L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Canadian Borrowers or the U.S. Borrowers, as applicable, to the applicable Issuing Lenders and the Canadian RCF Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Canadian Administrative Agent.
          (v) On any day (other than during an Agent Advance Period) on which the unpaid balance of Extensions of Credit to, or for the account of, Canadian Finco exceeds the difference of (A) the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (B) the sum of (x) the excess of (1) the amount of the Aggregate Canadian RCF Lender Exposure (with respect to the Canadian Borrowers) over (2) the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (y) the unpaid balance of Extensions of Credit to, or for the account of, the U.S. Borrowers, Canadian Finco shall prepay on such day the principal of outstanding Canadian RCF Loans made to Canadian Finco in an amount equal to such excess.
          (d) The U.S. Borrowers shall prepay all Swing Line Loans then outstanding simultaneously with each borrowing by them of RCF Loans.
          (e) Prepayments pursuant to subsection 4.4(b) shall be applied as follows:
(i)	first, to make any mandatory repayments required pursuant to subsection 4.4(c); provided that, any proceeds received by the Canadian Borrowers or any of their respective Subsidiaries and required to be used for a mandatory prepayment pursuant to subsection 4.4(b) shall be applied solely to Canadian RCF Loans outstanding and/or to cash collateralize Bankers’ Acceptance Loans and Canadian RCF L/C Obligations;
(ii)	second, at any time the Available RCF Commitments are less than $250,000,000, to prepay outstanding RCF Loans in an aggregate principal amount necessary to increase the Available RCF Commitments to $250,000,000; provided that, any proceeds received by the Canadian Borrowers or any of their respective Subsidiaries and required to be used for a mandatory prepayment pursuant to subsection 4.4(b) shall be applied solely to Canadian RCF Loans outstanding and/or to cash collateralize Bankers’ Acceptance Loans and Canadian RCF L/C Obligations; and
(iii)	third, to repay all remaining Obligations payable pursuant to this Agreement.
Notwithstanding anything to the contrary contained in this clause (e), in no event shall prepayments made by the Canadian Borrowers pursuant to subsection 4.4(b), 4.4(c)(ii) or

4.4(c)(iv) be applied to repay Loans made to or other Obligations of the U.S. Borrowers or Canadian Finco.
          (f) For avoidance of doubt, no RCF Commitments shall be correspondingly reduced by the amount of any prepayments of RCF Loans, payments of Reimbursement Obligations and cash collateralizations of L/C Obligations, in each case, made under subsection 4.4(b) or 4.4(c).
          (g) Notwithstanding the foregoing provisions of this subsection 4.4, if at any time any prepayment of the Loans pursuant to subsection 4.4(a), 4.4(b) or 4.4(c) would result, after giving effect to the procedures set forth in this Agreement, in any Borrower incurring breakage costs under subsection 4.12 as a result of Eurocurrency Loans being prepaid other than on the last day of an Interest Period with respect thereto, then, the relevant Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially (i) deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of such Eurocurrency Loans with the U.S. Administrative Agent (which deposit must be equal in amount to the amount of such Eurocurrency Loans not immediately prepaid), to be held as security for the obligations of such Borrowers to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the U.S. Administrative Agent with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period with respect to such Eurocurrency Loans (or such earlier date or dates as shall be requested by such Borrower) or (ii) make a prepayment of the RCF Loans in accordance with subsection 4.4(a) with an amount equal to a portion (up to 100%) of the amounts that otherwise would have been paid in respect of such Eurocurrency Loans (which prepayment, together with any deposits pursuant to clause (i) above, must be equal in amount to the amount of such Eurocurrency Loans not immediately prepaid); provided that, notwithstanding anything in this Agreement to the contrary, none of the Borrowers may request any Extension of Credit under the Commitments that would reduce the aggregate amount of the Available RCF Commitments to an amount that is less than the amount of such prepayment until the related portion of such Eurocurrency Loans has been prepaid upon the first occurrence thereafter of the last day of an Interest Period with respect to such Eurocurrency Loans; provided that, in the case of either clause (i) or (ii), such unpaid Eurocurrency Loans shall continue to bear interest in accordance with subsection 4.1 until such unpaid Eurocurrency Loans or the related portion of such Eurocurrency Loans have or has been prepaid.
          4.5 Commitment Fees; U.S. Administrative Agent’s Fee; Other Fees. (a) Each U.S. Borrower agrees to pay to the U.S. Administrative Agent, for the account of each U.S. RCF Lender, and each Canadian Borrower agrees to pay to the Canadian Administrative Agent, for the account of each Canadian RCF Lender, a commitment fee during the RCF Commitment Period, computed at the applicable Commitment Fee Rate on the average daily amount of the Unutilized RCF Loan Commitment of such RCF Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Maturity Date or such earlier date as the RCF Loan Commitments shall terminate as provided herein, commencing on March 31, 2011.
          (b) The U.S. Borrowers and the Canadian Borrowers agree to pay to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, and the Lead

Arrangers any fees in the amounts and on the dates previously agreed to in writing by Holdings, any Affiliate of Holdings, the Lead Arrangers and the U.S. Administrative Agent in connection with this Agreement.
Notwithstanding the foregoing, the provisions of this subsection 4.5 to the extent otherwise applicable to Extended RCF Commitments shall be subject to modification as expressly provided in subsection 2.7.
          4.6 Computation of Interest and Fees. (a) Interest (other than interest based on the Prime Rate, Canadian Prime Rate or BA Rate) and commitment fees shall be calculated on the basis of a 360-day year for the actual days elapsed; and interest based on the Prime Rate or Canadian Prime Rate shall be calculated on the basis of a 365-day year (or 366-day year, as the case may be) day year for the actual days elapsed. BA Fees shall be calculated on the basis of a 365-day year for the actual days elapsed. The U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall as soon as practicable notify the Parent Borrower and the affected Lenders of each determination of a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the ABR, the Canadian Prime Rate or the reserve requirements referenced in the definition of Eurocurrency Rate appearing in subsection 1.1 shall become effective as of the opening of business on the day on which such change becomes effective. The U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall as soon as practicable notify the Parent Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.
          (b) Each determination of an interest rate by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, pursuant to any provision of this Agreement shall be conclusive and binding on each of the Borrowers and the Lenders in the absence of manifest error. The U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall, at the request of the Parent Borrower or any Lender, deliver to the Parent Borrower or such Lender a statement showing in reasonable detail the calculations used by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, in determining any interest rate pursuant to subsection 4.1, excluding any Eurocurrency Rate which is based upon the Reuters Screen LIBOR01 (or any replacement page) and any ABR Loan which is based upon the Prime Rate or the Canadian Prime Rate.
          (c) Bankers’ Acceptances.
          (i) Acceptances and Drafts. Each Canadian RCF Lender severally agrees, on the terms and conditions of this Agreement and from time to time on any Business Day prior to the date which is thirty (30) days prior to the then latest Maturity Date with respect to Canadian RCF Commitments (A) in the case of any Canadian RCF Lender which is not a Non BA Lender, to create Bankers’ Acceptances by accepting Drafts and to purchase such Bankers’ Acceptances in accordance with subsection 4.6(c)(iv) and (B) in the case of a Non BA Lender, to purchase completed Drafts (which have not and will not be accepted by such Lender or any other Canadian RCF Lender) in accordance with subsection 4.6(c)(iv).
          (ii) Term. Each Draft presented by a Canadian Borrower shall (A) be in a minimum face amount of Cdn $1,000,000 and in an integral multiple of Cdn $100,000, (B) be dated the date of the making of such Bankers’ Acceptance Loan and (C) mature and be payable by the Canadian Borrower (in common with all other Drafts presented in connection with such Bankers’ Acceptance Loan) on a Business Day which occurs approximately thirty (30), sixty (60), ninety (90) or one-hundred eighty (180) days (or such longer or shorter period as the Canadian Administrative Agent may agree) at the election of the Canadian Borrower after the Borrowing Date and on or prior to the date which is thirty (30) days prior to the then latest Maturity Date with respect to Canadian RCF Commitments.
          (iii) BA Rate. On each Borrowing Date or other date on which Bankers’ Acceptances are to be accepted, the U.S. Administrative Agent or the Canadian Administrative Agent shall advise the applicable Canadian Borrowers as to such Agent’s determination of the applicable BA Rate for the Bankers’ Acceptance Loans.
          (iv) Purchase. Not later than 12:30 P.M. (New York City time) on an applicable Borrowing Date (or at such other time as to which the Canadian Administrative Agent shall notify the relevant Canadian Borrower reasonably in advance of the Borrowing Date with respect thereto), each applicable Canadian RCF Lender shall complete one or more Drafts in accordance with the notice of Borrowing given in accordance with subsection 2.2 and either (x) accept the Drafts and purchase the Bankers’ Acceptances so created for an amount equal to the BA Proceeds less the BA Fee payable with respect to such Drafts, or (y) purchase the Drafts for an amount equal to the BA Proceeds less the BA Fee payable with respect to such Drafts. In each case, upon receipt of the amount equal to the BA Proceeds less the BA Fee payable with respect to such Drafts and upon fulfillment of the conditions set forth in Section 6, as applicable, the Canadian Administrative Agent shall apply such amount as follows: (i) remit to the Canadian Borrower (in the case of the making of a Canadian RCF Loan), (ii) prepay ABR Loans under the Canadian RC Facility (which shall constitute a conversion of the Canadian RCF Loans from ABR Loans to Bankers’ Acceptance Loans) or (iii) pay Bankers’ Acceptance Loans maturing on such date (which shall constitute a continuation of Bankers’ Acceptance Loans to new Bankers’ Acceptance Loans), provided that in the case of any such conversion or continuation of Loans, the Canadian Borrower shall pay to the Canadian Administrative Agent for account of the Canadian RCF Lenders such additional amounts, if any, as shall be necessary to effect the prepayment in full of the respective ABR Loans being prepaid, or the Bankers’ Acceptance Loans maturing, as the case may be, on such date and provided, further, that no Bankers’ Acceptance Loan will be available, upon creation, purchase, conversion or continuation or rollover or otherwise, (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing, and, in the case of any Default, the Canadian Administrative Agent has given notice to the Canadian Borrowers that no such continuations, conversions or rollovers may be made or (ii) after the date which is thirty (30) days prior to the then latest Maturity Date with respect to Canadian RCF Commitments.
          (v) Sale. Each Canadian RCF Lender may from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers’ Acceptances accepted and purchased by it.
          (vi) Power of Attorney for the Execution of Bankers’ Acceptances. To facilitate the availment of the Canadian RC Facility by Bankers’ Acceptance Loans, each Canadian Borrower hereby appoints each Canadian RCF Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian RCF Lender, blank forms of Drafts. In this respect, it is each Canadian RCF Lender’s responsibility to maintain an adequate supply of blank forms of Drafts for acceptance under this Agreement. Each Canadian Borrower recognizes and agrees that all Drafts signed and/or endorsed on its behalf by a Canadian RCF Lender shall bind the applicable Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of such Canadian Borrower. Each Canadian RCF Lender is hereby authorized to issue such Drafts endorsed in blank in such face amounts as may be determined by such Canadian RCF Lender; provided that the aggregate amount thereof is equal to the aggregate amount of Drafts required to be accepted and purchased by such Canadian RCF Lender. No Canadian RCF Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or willful misconduct of the Canadian RCF Lender or its officers, employees, agents or representatives (as determined in a final non-appealable decision issued by a court of competent jurisdiction). Each Canadian RCF Lender shall maintain a record with respect to Drafts held by it in blank hereunder, voided by it for any reason, purchased by it hereunder, and cancelled at their respective maturities. Each Canadian RCF Lender agrees to provide such records to any Canadian Borrower at such Canadian Borrower’s expense upon request.
          (vii) Execution. Drafts drawn by any Canadian Borrower to be accepted and/or purchased as Bankers’ Acceptance Loans shall be signed by a duly authorized officer or officers of the applicable Canadian Borrower or by its attorneys. Notwithstanding that any Person whose signature appears on any Draft may no longer be an authorized signatory for the Canadian Borrower at the time of issuance of a B/A Instrument, that signature shall nevertheless be valid and sufficient for all purposes as if the authority had remained in force at the time of issuance and any B/A Instrument so signed shall be binding on such Canadian Borrower.
          (viii) Issuance. The Canadian Administrative Agent promptly following receipt of a notice of a Borrowing, conversion or continuation by way of Bankers’ Acceptance Loans, shall advise the Canadian RCF Lenders of the notice and shall advise each Canadian RCF Lender of the face amount of B/A Instruments to be accepted and/or purchased by it and the applicable term (which shall be identical for all Canadian RCF Lenders). The aggregate face amount of B/A Instruments to be accepted/and or purchased by a Canadian RCF Lender shall be determined by the Canadian Administrative Agent by reference to that Canadian RCF Lender’s Canadian RCF Commitment Percentage of the issue of Bankers’ Acceptance Loans, except that, if the face amount of a B/A Instrument which would otherwise be accepted by a Canadian RCF Lender would not be Cdn$100,000, or a whole multiple thereof, the face amount shall be increased or reduced by the U.S. Administrative Agent or the Canadian Administrative Agent in its sole discretion to Cdn$1,000, or the nearest whole multiple of that amount, as appropriate; provided that after such issuance, no Canadian RCF Lender shall have aggregate outstanding Canadian RCF Loans in excess of its Canadian RCF Commitment.
          (ix) Rollover. At or before 11:00 A.M. (New York City time) two (2) Business Days before the maturity date of any B/A Instrument, the applicable Canadian Borrower shall give to the Canadian Administrative Agent irrevocable written notice which notice shall specify either (x) that the applicable Canadian Borrower intends to repay the maturing B/A Instrument on the maturity date or (y) that the applicable Canadian Borrower intends to issue B/A Instruments on the maturity date to provide for the payment of the aggregate face amount of the maturing B/A Instrument or (z) that the applicable Canadian Borrower intends to issue new B/A Instruments and pay any additional amounts as may be necessary to effect payment in full of the aggregate face amount of the maturing B/A Instruments. If the applicable Canadian Borrower fails to provide such notice to the Canadian Administrative Agent or fails to repay the maturing B/A Instrument, or if a Default or an Event of Default has occurred and is continuing on such maturity date, the applicable Canadian Borrower’s obligations in respect of the maturing B/A Instrument shall be deemed to have been converted on the maturity date thereof into an ABR Loan under the Canadian RC Facility in an amount equal to the aggregate face amount of the maturing B/A Instrument which shall bear interest calculated and payable as provided in Section 4. Otherwise, the applicable Canadian Borrower shall provide payment to the Canadian Administrative Agent on behalf of the Canadian RCF Lenders of an amount equal to the aggregate face amount of the B/A Instruments issued by the applicable Canadian RCF Lenders on their maturity date.
          (x) Waiver of Presentment and Other Conditions. Each Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Canadian RCF Lender in respect of a Bankers’ Acceptance or other B/A Instrument purchased by it pursuant to this Agreement which might exist solely by reason of the Bankers’ Acceptance or other B/A Instrument being held, at the maturity thereof, by the Canadian RCF Lender in its own right and each Canadian Borrower agrees not to claim any days of grace if the Canadian RCF Lender as holder sues such Canadian Borrower on the Bankers’ Acceptance or other B/A Instrument for payment of the amount payable by the Canadian Borrower thereunder. Except for the requirement to pay immediately upon acceleration of the Canadian RCF Loans pursuant to Section 9, the applicable Canadian Borrower shall pay to the Canadian RCF Lender that has purchased such B/A Instrument the full face amount of such B/A Instrument on the specified maturity date of a B/A Instrument, and after such payment, the applicable Canadian Borrower shall have no further liability in respect of such B/A Instrument and the Canadian RCF Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A Instrument.
          (xi) Discount Notes by Non BA Lenders. Whenever a Canadian Borrower requests a Bankers’ Acceptance Loan, each Canadian RCF Lender which is a Non BA Lender shall, in lieu of accepting a Bankers’ Acceptance, purchase the completed Drafts for an amount equal to the BA Proceeds less the BA Fee payable with respect to such Drafts. The Canadian Borrowers shall, at the request of such Non BA Lender, issue one or more non-interest bearing promissory notes (each a “Discount Note”) denominated in Canadian Dollars payable on the date of maturity of the unaccepted Draft referred to below, in such form as such Canadian RCF Lender may specify and in a principal amount equal to the face amount of, and in exchange for, any unaccepted Drafts which the Non BA Lender has purchased in accordance with subsection 4.6(c)(iv).
          (xii) Terms Applicable to Discount Notes. All terms of this Agreement applicable to Bankers’ Acceptances shall apply equally to Discount Notes with such changes as may in the context be necessary. For greater certainty:
     (A) the term of a Discount Note shall be the same as the term for Bankers’ Acceptances accepted and purchased on the same Borrowing Date in respect of the same Canadian RCF Loan;

     (B) an acceptance fee will be payable in respect of a Discount Note and shall be calculated at the same rate and in the same manner as the BA Fee in respect of a Bankers’ Acceptance;
     (C) the BA Rate applicable to a Discount Note shall be the BA Rate applicable to Bankers’ Acceptances accepted by a Lender other than Schedule I Lender on the same Borrowing Date or other date, as the case may be, in respect of the same RCF Loan; and
     (D) the term “face amount” when used in the context of a Discount Note shall mean and refer to the principal amount of such Discount Note.
          (xiii) Depository Bills and Notes Act (Canada). At the option of any Canadian RCF Lender, Bankers’ Acceptances under this Agreement to be accepted by that Canadian RCF Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills so issued shall be governed by the provisions of this subsection 4.6. Upon the request of any Canadian RCF Lender, the Canadian Borrowers shall provide to such Canadian RCF Lender a power of attorney to complete, sign, endorse and issue B/A Instruments on behalf of the Canadian Borrowers in form and substance reasonably satisfactory to such Canadian RCF Lender.
          (xiv) Payment, Conversion or Renewal of B/A Instruments. On any date on which a Bankers’ Acceptance Loan is created, purchased, converted or continued, the Canadian Administrative Agent shall be entitled to net all amounts payable on such date by the Canadian Administrative Agent to a Canadian RCF Lender against all amounts payable on such date by such Canadian RCF Lender to the Canadian Administrative Agent. Similarly, on any such date each Canadian Borrower hereby authorizes each Canadian RCF Lender to net all amounts payable on such date by such Canadian RCF Lender to the Canadian Administrative Agent for the account of such Canadian Borrower, against all amounts payable on such date by such Canadian Borrower to such Canadian RCF Lender in accordance with the Canadian Administrative Agent’s calculations.
          (xv) Circumstances Making Bankers’ Acceptances Unavailable. If, by reason of circumstances affecting the money market generally, as determined in good faith by the Canadian Administrative Agent acting reasonably and in respect of which the Canadian Administrative Agent shall have given notice to the Canadian Borrowers of the occurrence and particulars thereof, there is no market for Bankers’ Acceptances or Canadian RCF Lenders cannot readily sell bankers’ acceptances or perform their obligations under this Agreement with respect to bankers’ acceptances (i) the right of the Canadian Borrowers to request a Bankers’ Acceptance Loan shall be suspended until the circumstances causing a suspension no longer exist, (ii) any applicable notice of Borrowing which is outstanding shall either: (x) be cancelled and the requested Bankers’ Acceptance Loan shall not be made or (y) the Canadian Administrative Agent may, acting reasonably and taking into account any circumstances then affecting the Canadian RCF Lenders and the availability of Loans, at the direction of the Canadian Borrowers, deem the aforementioned notice of Borrowing, a notice of Borrowing for ABR Loans under the Canadian RC Facility.

          The Canadian Administrative Agent shall promptly notify the Canadian Borrower of the suspension of the Canadian Borrower’s right to request a Bankers’ Acceptance Loan and of the termination of any suspension.
          4.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period, the U.S. Administrative Agent shall have determined (which determination shall be conclusive and binding upon each of the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate with respect to any Eurocurrency Loan (the “Affected Rate”) for such Interest Period, the U.S. Administrative Agent shall give telecopy or telephonic notice thereof to the Parent Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any Eurocurrency Loans the rate of interest applicable to which is based on the Affected Rate requested to be made on the first day of such Interest Period shall be made as ABR Loans, (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Rate shall be converted to or continued as ABR Loans and (c) any outstanding Eurocurrency Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Rate and that are not otherwise permitted to be converted to or continued as ABR Loans by subsection 4.2 shall, upon demand by the applicable Lenders the Commitment Percentage of which aggregate greater than 50% of such Loans, be immediately repaid by the applicable Borrower on the last day of the then current Interest Period with respect thereto together with accrued interest thereon or otherwise, at the option of the Parent Borrower, shall remain outstanding and bear interest at a rate which reflects, as to each of the RCF Lenders, such RCF Lender’s cost of funding such Eurocurrency Loans as reasonably determined by such Lender, plus the Applicable Margin hereunder. If any such repayment occurs on a day which is not the last day of the then current Interest Period with respect to Eurocurrency Loans the rate of interest applicable to which is based on the Affected Rate, the applicable Borrower shall pay to each of the applicable Lenders such amounts, if any, as may be required pursuant to subsection 4.12. Until such notice has been withdrawn by the U.S. Administrative Agent, no further Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Rate shall be made or continued as such, nor shall any of the Borrowers have the right to convert ABR Loans to Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Rate.
          4.8 Pro Rata Treatment and Payments. (a) Each borrowing of U.S. RCF Loans (other than Swing Line Loans) or Canadian RCF Loans by any of the applicable Borrowers from the Lenders hereunder shall be made, each payment by any of the Borrowers on account of any commitment fee in respect of any RCF Commitments, as applicable, hereunder shall be allocated by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, and any reduction of any U.S. RCF Commitments or Canadian RCF Commitments of the Lenders shall be allocated by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, pro rata according to the U.S. RCF Commitment Percentage or Canadian RCF Commitment Percentage, as applicable, of the applicable Lenders. Each payment (including each prepayment) by any of the applicable Borrowers on account of principal of (or the face amount of) and interest on any Incremental Term Loans, U.S. RCF Loans or Canadian RCF Loans, as applicable, shall be allocated by the U.S. Administrative Agent or the Canadian

Administrative Agent, as applicable, pro rata according to the respective outstanding principal (or face) amounts of such Incremental Term Loans, U.S. RCF Loans or Canadian RCF Loans, as applicable, then held by the relevant Lenders; provided that in no event shall payments made by the Canadian Borrowers be applied to repay Loans made to the U.S. Borrowers or Canadian Finco. All payments (including prepayments) to be made by any of the Borrowers hereunder, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made prior to 1:00 P.M., New York City time, on the due date thereof to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, for the account of the Lenders holding the relevant Loans or the L/C Participants, as the case may be, at the U.S. Administrative Agent’s or the Canadian Administrative Agent’s, as applicable, office specified in subsection 11.2, in Dollars, or, in the case of payments in respect of Canadian RCF Loans and Canadian RCF Letters of Credit denominated in Canadian Dollars, in Canadian Dollars and (whether in Dollars or Canadian Dollars) in immediately available funds. Payments received by the U.S. Administrative Agent or Canadian Administrative Agent, as applicable, after such time shall be deemed to have been received on the next Business Day. The U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall distribute such payments to such Lenders, if any such payment is received prior to 1:00 P.M., New York City time, on a Business Day, in like funds as received prior to the end of such Business Day and otherwise the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall distribute such payment to such Lenders on the next succeeding Business Day. If any payment hereunder (other than payments on the Eurocurrency Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.
          (b) Unless the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to such Agent, such Agent may assume that such Lender is making such amount available to such Agent, and such Agent may, in reliance upon such assumption, make available to the applicable Borrowers in respect of such borrowing a corresponding amount. If such amount is not made available to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, by the required time on the Borrowing Date therefor, such Lender shall pay to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate or the rate customary for settlement of Canadian Dollar interbank obligations, as applicable, and as quoted by the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, in each case for the period until such Lender makes such amount immediately available to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be. A certificate of the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the applicable Agent by such Lender within three (3) Business Days of such Borrowing Date, (x) the applicable Agent shall notify the Parent Borrower of the failure of such Lender to make such amount available to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, and such Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder on demand from such Borrower and (y) then such Borrower may, without waiving or limiting any rights or remedies it may have against such Lender hereunder or under applicable law or otherwise, (i) borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Lender does in fact make such borrowing available and/or (ii) take any action permitted by the following subsection 4.8(c).
     (c) Notwithstanding anything to the contrary contained in this Agreement:
     (i) If at any time a Lender becomes a Defaulting Lender, the Parent Borrower shall have the right to seek one or more Persons reasonably satisfactory to the U.S. Administrative Agent and the Parent Borrower to each become a substitute Lender and assume all or part of the outstanding Loans and/or Commitments of such Defaulting Lender. In such event, the Parent Borrower, the U.S. Administrative Agent and any such substitute Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution.
     (ii) In determining the Required Lenders or Supermajority Lenders, any Lender that at the time is a Defaulting Lender (and the Loans and/or Commitment of such Defaulting Lender) shall be excluded and disregarded.
     (iii) If at any time any Borrower shall be required to make any payment under any Loan Document to or for the account of a Defaulting Lender, then such Borrower, so long as it is then permitted to borrow RCF Loans hereunder, may set off and otherwise apply its obligation to make such payment against the obligation of such Defaulting Lender to make such Loan. In such event, the amount so set off and otherwise applied shall be deemed to constitute a RCF Loan by such Defaulting Lender made on the date of such set-off and included within any borrowing of RCF Loans as the U.S. Administrative Agent may reasonably determine.
     (iv) If, with respect to any Defaulting Lender, which for the purposes of this subsection 4.8(c)(iv) shall include any Lender that has taken any action or become the subject of any action or proceeding of a type described in subsection 9(f), any Borrower shall be required to pay any amount under any Loan Document to or for the account of such Defaulting Lender, then such Borrower, so long as it is then permitted to borrow RCF Loans hereunder, may satisfy such payment obligation by paying such amount to the U.S. Administrative Agent, or the Canadian Administrative Agent, as applicable, to be (to the extent permitted by applicable law and to the extent not utilized by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to satisfy obligations of the Defaulting Lender owing to it) held by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, in escrow pursuant to its standard terms (including as to the earning of interest), and applied (together with any accrued interest) by it from time to time to make any RCF Loans or other payments as and when required to be made by such Defaulting Lender hereunder.
          4.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain any Eurocurrency Loans or Bankers’ Acceptance Loans as contemplated by this Agreement (“Affected Loans”), (a) such Lender shall promptly give written notice of such circumstances to the Parent Borrower and the U.S. Administrative Agent and the Canadian Administrative Agent (in the case of Bankers’ Acceptance Loans) (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Loans, continue Affected Loans as such and convert an ABR Loan to an Affected Loan shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain such Affected Loans, such Lender shall then have a commitment only to make an ABR Loan (or a Swing Line Loan) when an Affected Loan is requested (to the extent otherwise permitted by subsection 4.2), (c) such Lender’s Loans then outstanding as Affected Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods or, in the case of Bankers’ Acceptance Loans, the maturity dates with respect to such Loans or within such earlier period as required by law (to the extent otherwise permitted by subsection 4.2) and (d) such Lender’s Eurocurrency Loans then outstanding as Affected Loans, if any, not otherwise permitted to be converted to ABR Loans by subsection 4.2 shall, upon notice to the Parent Borrower, be prepaid with accrued interest thereon on the last day of the then current Interest Period with respect thereto (or such earlier date as may be required by any such Requirement of Law). If any such conversion or prepayment of an Affected Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the applicable Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.12.
          4.10 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):
     (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any L/C Request, or any Eurocurrency Loans, Bankers’ Acceptance Loans made or maintained by it or its obligation to make or maintain Eurocurrency Loans or Bankers’ Acceptance Loans, or change the basis of taxation of payments to such Lender in respect thereof, in each case, except for Taxes arising under FATCA, Non-Excluded Taxes and taxes measured by or imposed upon the overall net income, branch profit taxes or franchise taxes, or taxes measured by or imposed upon overall capital or net worth (in the case of such capital or net worth taxes imposed in lieu of net income taxes), of such Lender or its applicable lending office, branch, or any affiliate thereof;

     (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurocurrency Rate or BA Rate, as the case may be, hereunder; or
     (iii) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);
and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans or Bankers’ Acceptance Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Parent Borrower from such Lender, through the U.S. Administrative Agent, in accordance herewith, the applicable Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable with respect to such Eurocurrency Loans or Bankers’ Acceptance Loans, or Letters of Credit, provided that, in any such case, such Borrower may elect to convert the Eurocurrency Loans or Bankers’ Acceptance Loans made by such Lender hereunder to ABR Loans by giving the U.S. Administrative Agent at least one (1) Business Day’s notice of such election, in which case such Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts theretofore required to be paid to such Lender pursuant to this subsection 4.10(a) and such amounts, if any, as may be required pursuant to subsection 4.12. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Parent Borrower, through the U.S. Administrative Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the U.S. Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the Closing Date, does or shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of such Lender’s obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten (10) Business Days after submission by such Lender to the Parent Borrower (with a copy to the U.S. Administrative Agent) of a written request therefor certifying (x) that one of the events described in this paragraph (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender or corporation and a reasonably detailed explanation of the calculation thereof, the applicable Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or corporation for such reduction. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the U.S. Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
          (c) Notwithstanding anything to the contrary in this subsection 4.10, no Borrower shall be required to pay any amount with respect to any additional cost or reduction specified in paragraph (a) or paragraph (b) above, to the extent such additional cost or reduction is attributable, directly or indirectly, to the application of, compliance with or implementation of specific capital adequacy requirements or new methods of calculating capital adequacy, including any part or “pillar” (including Pillar 2 (“Supervisory Review Process”)), of the International Regulatory Framework for Banks (Basel III) as revised from time to time or any successor capital adequacy requirement, published by the Basel Committee on Banking Supervision, or any implementation, adoption (whether voluntary or compulsory) thereof, whether by an EC Directive or the FSA Integrated Prudential Sourcebook or any other law or regulation, or otherwise.
          4.11 Taxes. (a) Except as provided below in this subsection or as required by law, all payments made by each of the Borrowers and the Agents under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (“Taxes”), excluding (i) Taxes measured by or imposed upon the overall net income of any Agent or Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise Taxes, branch Taxes, Taxes on doing business or Taxes measured by or imposed upon the overall capital or net worth of any such Agent or Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed: (A) by the jurisdiction under the laws of which such Agent or Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (B) by reason of any connection between the jurisdiction imposing such Tax and such Agent or Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Agent or Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any Notes and (ii) any Tax arising under FATCA. If any such non-excluded Taxes (“Non-Excluded Taxes”) are required to be withheld from any amounts payable by any Borrower or any Agent to the U.S. Administrative Agent, the Canadian Administrative Agent or any Lender hereunder or under any Notes, the amounts payable by such Borrower shall be increased to the extent necessary to yield to the U.S. Administrative Agent, the Canadian Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that each of the Borrowers shall be entitled to deduct and withhold, and the Borrowers shall not be required to indemnify for, any Non-Excluded Taxes, and any such amounts payable by any Borrower or any Agent to, or for the account of, any such Agent or Lender shall not be increased (x) if such Agent or Lender fails to comply with the requirements of paragraphs (b), (c) or (d) of this subsection (provided that while such failure shall limit the indemnity obligation of the Borrowers pursuant to this subsection 4.11, such failure shall not be treated as a breach of this Agreement for any other purpose) or (y) with respect to any Non-Excluded Taxes imposed in connection with the payment of any fees paid under this Agreement unless such Non-Excluded Taxes are imposed as a result of a change in treaty, law or regulation that occurred after such Agent becomes an Agent hereunder or such Lender becomes a Lender hereunder (or, if such Agent or Lender is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, after the relevant beneficiary or member of such Agent or Lender became such a beneficiary or member, if later) (such change, at such time, a “Change in Law”) or (z) with respect to any Non-Excluded Taxes imposed by the United States or any state or political subdivision thereof, unless such Non-Excluded Taxes are imposed as a result of a Change in Law. Whenever any Non-Excluded Taxes are payable by any of the Borrowers, as promptly as possible thereafter the applicable Borrower shall send to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If any U.S. Borrower or any Canadian Borrower fails to pay any Non-Excluded Taxes it is required to pay pursuant to the preceding provisions of this subsection 4.11(a) when due to the appropriate taxing authority or fails to remit to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, the required receipts or other required documentary evidence, the U.S. Borrowers (in the case of any failure by a U.S. Borrower), on a joint and several basis, and the Canadian Borrowers (in the case of any failure by a Canadian Borrower), on a joint and several basis, shall indemnify the U.S. Administrative Agent, the Canadian Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the U.S. Administrative Agent, the Canadian Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection 4.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
          (b) Each Agent (other than the Canadian Administrative Agent and the Canadian Collateral Agent), and each Lender that stands ready to make, makes or holds any Extension of Credit to any U.S. Borrower (which shall include for the purposes of this clause (b), Canadian Finco) (a “U.S. Extender of Credit”), in each case that is not incorporated under the laws of the United States of America or a state thereof shall:
     (X) (i) on or before the date of any payment by any of the U.S. Borrowers under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the U.S. Borrowers and the U.S. Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form W-8BEN (certifying that it is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country) or Form W-8ECI, or successor applicable form, as the case may be, in each case certifying that it is entitled to receive all payments under this Agreement and any Notes without deduction or withholding of any United States federal income taxes, (B) in the case of DBNY, also deliver two duly completed copies of Internal Revenue Service Form W-8IMY certifying that it is a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business in the United States and that it is using such form as evidence of its agreement with the U.S. Borrowers to be treated as a U.S. person with respect to such payments (and the U.S. Borrowers and DBNY agree to so treat DBNY as a U.S. person with respect to such payments), with the effect that the U.S. Borrowers can make payments to DBNY without deduction or withholding of any Taxes imposed by the United States and (C) such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes;
     (ii) deliver to the U.S. Borrowers and the U.S. Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the U.S. Borrowers; and
     (iii) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by any U.S. Borrower or the U.S. Administrative Agent; or
     (Y) in the case of any such Lender that is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code and is claiming the so-called “portfolio interest exemption”,
     (i) represent to the U.S. Borrowers and the U.S. Administrative Agent that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code;
     (ii) deliver to the U.S. Borrowers on or before the date of any payment by any of the U.S. Borrowers, with a copy to the U.S. Administrative Agent, (A) two certificates substantially in the form of Exhibit D (any such certificate a “U.S. Tax Compliance Certificate”) and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, or successor applicable form, certifying to such Lender’s legal entitlement at the date of such form to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes (and shall also deliver to the U.S. Borrowers and the U.S. Administrative Agent two further copies of such form or certificate on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form or certificate and, if necessary, obtain any extensions of time reasonably requested by any U.S. Borrower or the U.S. Administrative Agent for filing and completing such forms or certificates); and
     (iii) deliver, to the extent legally entitled to do so, upon reasonable request by any U.S. Borrower, to the U.S. Borrowers and the U.S. Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement and any Notes, provided that in determining the reasonableness of a request under this clause (ii) such Lender shall be entitled to consider the cost (to the extent unreimbursed by any of the Borrowers) which would be imposed on such Lender of complying with such request; or
     (Z) in the case of any such Lender that is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes,
     (i) on or before the date of any payment by any of the U.S. Borrowers under this Agreement or any Notes to, or for the account of, such Lender, deliver to the U.S. Borrowers and the U.S. Administrative Agent two accurate and complete original signed copies of Internal Revenue Service Form W-8IMY and, if any beneficiary or member of such Lender is claiming the so-called “portfolio interest exemption”, (I) represent to the U.S. Borrowers and the U.S. Administrative Agent that such Lender is not a bank within the meaning of Section 881(c)(3)(A) of the Code and (II) also deliver to the U.S. Borrowers and the U.S. Administrative Agent two U.S. Tax Compliance Certificates certifying to such Lender’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes; and
     (A) with respect to each beneficiary or member of such Lender that is not claiming the so-called “portfolio interest exemption”, also deliver to the U.S. Borrower and the U.S. Administrative Agent (I) two duly completed copies of United States Internal Revenue Service Form W-8BEN (certifying that such beneficiary or member is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country), Form W-8ECI or Form W-9, or successor applicable form, as the case may be, in each case so that each such beneficiary or member is entitled to receive all payments under this Agreement and any Notes without deduction or withholding of any United States federal income taxes and (II) such other forms, documentation or certifications, as the case may be, certifying that each such beneficiary or member is entitled to an exemption from United States backup withholding tax with respect to all payments under this Agreement and any Notes; and
     (B) with respect to each beneficiary or member of such Lender that is claiming the so-called “portfolio interest exemption”, (I) represent to the U.S. Borrowers and the U.S. Administrative Agent that such beneficiary or member is not a bank within the meaning of Section 881(c)(3)(A) of the Code and (II) also deliver to the U.S. Borrowers and the U.S. Administrative Agent two U.S. Tax Compliance Certificates from each beneficiary or member and two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, or successor applicable form, certifying to such beneficiary’s or member’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes;
     (ii) deliver to the U.S. Borrowers and the U.S. Administrative Agent two further copies of any such forms, certificates or certifications referred to above on or before the date any such form, certificate or certification expires or becomes obsolete, or any beneficiary or member changes, and after the occurrence of any event requiring a change in the most recently provided form, certificate or certification and obtain such extensions of time reasonably requested by any U.S. Borrower or the U.S. Administrative Agent for filing and completing such forms, certificates or certifications; and
     (iii) deliver, to the extent legally entitled to do so, upon reasonable request by any U.S. Borrower, to the U.S. Borrowers and the U.S. Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender (or beneficiary or member) to an exemption from withholding with respect to payments under this Agreement and any Notes, provided that in determining the reasonableness of a request under this clause (iii) such Lender shall be entitled to consider the cost (to the extent unreimbursed by any of the Borrowers) which would be imposed on such Lender (or beneficiary or member) of complying with such request;
unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder (or a beneficiary or member in the circumstances described in clause (Z) above, if later) which renders all such forms inapplicable or which would prevent such Lender (or such beneficiary or member) from duly completing and delivering any such form with respect to it and such Lender so advises the Parent Borrower and the U.S. Administrative Agent.
          (c) Each Agent (other than the Canadian Administrative Agent and the Canadian Collateral Agent) and each U.S. Extender of Credit required to supply the specified forms in subsection 4.11(b)(X), (Y) or (Z) shall, in addition to such obligation, in the case of any payment made after December 31, 2012 in respect of any Loan, Letters of Credit, Note or Obligation that was not treated as outstanding for purposes of FATCA on March 18, 2012, provide any forms, documentation, or other information as shall be prescribed by the IRS to demonstrate that the relevant Agent or U.S. Extender of Credit has complied with the applicable reporting requirements of FATCA (including, without limitation, those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), so that such payments made to such Agent or U.S. Extender of Credit hereunder would not be subject to U.S. federal withholding taxes imposed by FATCA.
          (d) Each Agent and each U.S. Extender of Credit, in each case that is organized under the laws of the United States of America or a state thereof, shall on or before the date of any payment by any of the U.S. Borrowers under this Agreement or any Notes to, or for the account of, such Agent or U.S. Extender of Credit, deliver to the U.S. Borrowers (which shall include for the purposes of this clause (d), Canadian Finco) and the U.S. Administrative Agent two duly completed copies of Internal Revenue Service Form W-9, or successor form, certifying that such Agent or U.S. Extender of Credit is a United States Person (within the meaning of Section 7701(a)(30) of the Code) and that such Agent or U.S. Extender of Credit is entitled to a complete exemption from United States backup withholding tax.
          4.12 Indemnity. Each U.S. Borrower jointly and severally agrees to indemnify each Lender in respect of Extensions of Credit made, or requested to be made, to the U.S. Borrowers, each Canadian Borrower jointly and severally agrees to indemnify each Canadian RCF Lender in respect of Extensions of Credit made, or requested to be made, to the Canadian Borrowers and Canadian Finco agrees to indemnify each Lender in respect of Extensions of Credit made to it, and, in each case, to hold each such Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender’s gross negligence or willful misconduct (as determined in a final non-appealable decision issued by a court of competent jurisdiction)) as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans or Bankers’ Acceptance Loans after the Parent Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment or conversion of Eurocurrency Loans or Bankers’ Acceptance Loans after the respective Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a payment or prepayment (or the purchase pursuant to subsection 4.13(d)(i)) of Eurocurrency Loans or Bankers’ Acceptance Loans or the conversion of Eurocurrency Loans or Bankers’ Acceptance Loans on a day which is not the last day of an Interest Period or maturity date, as applicable, with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest (or in the case of Bankers’ Acceptance Loans, yield) which would have accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of the applicable Interest Period or maturity date, as applicable (or, in the case of a failure to borrow, convert or continue, the Interest Period or the term of the B/A Instrument, as the case may be, that would have commenced on the date of such failure), in each case at the applicable rate of interest or BA Rate, as applicable, for such Eurocurrency Loans or Bankers’ Acceptance Loans, as applicable, provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest or, in the case of Bankers’ Acceptance Loans, yield (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurocurrency market or by issuing bankers’ acceptances for a comparable period, as the case may be. If any Lender becomes entitled to claim any amounts under the indemnity contained in this subsection 4.12, it shall provide prompt notice thereof to the Parent Borrower, through the U.S. Administrative Agent, certifying (x) that one of the events described in clause (a), (b) or (c) has occurred and describing in reasonable detail the nature of such event, (y) as to the loss or expense sustained or incurred by such Lender as a consequence thereof and (z) as to the amount for which such Lender seeks indemnification hereunder and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any indemnification pursuant to this subsection submitted by such Lender, through the U.S. Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
          4.13 Certain Rules Relating to the Payment of Additional Amounts. (a) Upon the request, and at the expense of the applicable Borrower, each Lender to which any of the Borrowers is required to pay any additional amount pursuant to subsection 4.10 or 4.11, and any Participant in respect of whose participation such payment is required, shall reasonably afford such Borrower the opportunity to contest, and reasonably cooperate with such Borrower in contesting, the imposition of any Tax giving rise to such payment; provided that (i) such Lender shall not be required to afford such Borrower the opportunity to so contest unless such Borrower shall have confirmed in writing to such Lender its obligation to pay such amounts pursuant to this Agreement and (ii) such Borrower shall reimburse such Lender for its reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with such Borrower in contesting the imposition of such Tax; provided, however, that notwithstanding the foregoing no

Lender shall be required to afford any Borrower the opportunity to contest, or cooperate with such Borrower in contesting, the imposition of any Taxes, if such Lender in its sole discretion in good faith determines that to do so would have an adverse effect on it.
          (b) If a Lender changes its applicable lending office (other than (i) pursuant to paragraph (c) below or (ii) after an Event of Default under subsection 9(a) or (f) has occurred and is continuing) and the effect of such change, as of the date of such change, would be to cause any of the Borrowers to become obligated to pay any additional amount under subsection 4.10 or 4.11, such Borrower shall not be obligated to pay such additional amount.
          (c) If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender by any of the Borrowers pursuant to subsection 4.10 or 4.11, such Lender shall promptly notify the applicable Borrower and the U.S. Administrative Agent and shall take such steps as may reasonably be available to it to mitigate the effects of such condition or event (which shall include efforts to rebook the Loans held by such Lender at another lending office, or through another branch or an affiliate, of such Lender); provided that such Lender shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless the Parent Borrower agrees to reimburse such Lender for the reasonable incremental out-of-pocket costs thereof).
          (d) If any of the Borrowers shall become obligated to pay additional amounts pursuant to subsection 4.10 or 4.11 and any affected Lender shall not have promptly taken steps necessary to avoid the need for payments under subsection 4.10 or 4.11, the applicable Borrower shall have the right, for so long as such obligation remains, (i) with the assistance of the U.S. Administrative Agent, to seek one or more substitute Lenders reasonably satisfactory to the U.S. Administrative Agent and such Borrower to purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan’s (other than a Bankers’ Acceptance Loan) principal amount plus accrued interest and, in the case of any Bankers’ Acceptance Loan, to provide cash collateral in an amount equal to the face amount of each affected Bankers’ Acceptance Loan pursuant to arrangements satisfactory to the affected Lender, and, in each case, assume the affected obligations under this Agreement, or (ii) so long as no Default or Event of Default then exists or will exist immediately after giving effect to the respective prepayment, upon at least four (4) Business Days’ irrevocable notice to the U.S. Administrative Agent (and, if applicable, the Canadian Administrative Agent), to prepay the affected Loan (other than a Bankers’ Acceptance Loan), in whole or in part, without premium or penalty, except as otherwise provided in subsection 4.12, and in the case of any Bankers’ Acceptance Loan, to provide cash collateral in an amount equal to the face amount of each affected Bankers’ Acceptance Loan pursuant to arrangements satisfactory to the affected Lender. In the case of the substitution of a Lender, the Parent Borrower (and any other applicable Borrower), the U.S. Administrative Agent, the affected Lender, and any substitute Lender shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to subsection 11.6(b) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees required to be paid by subsection 11.6(b) in connection with such assignment shall be paid by such Borrower or the substitute Lender. In the case of a prepayment of an affected Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid. In the case of each of the substitution of a Lender and of the prepayment of an affected Loan, the applicable Borrower shall first pay the affected Lender any additional amounts owing under subsections 4.10 and 4.11 (as well as any commitment fees and other amounts then due and owing to such Lender, including any amounts under this subsection 4.13) prior to such substitution or prepayment.
          (e) If any Agent or any Lender receives a refund directly attributable to taxes for which any of the Borrowers has made additional payments pursuant to subsection 4.10(a) or 4.11(a), such Agent or such Lender, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant taxing authority, but net of any reasonable cost incurred in connection therewith) to such Borrower; provided, however, that such Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded Taxes) to such Agent or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority.
          (f) The obligations of any Agent, Lender or Participant under this subsection 4.13 shall survive the termination of this Agreement and the payment of the Loans and all amounts payable hereunder.
          4.14 Controls on Prepayment if Aggregate Outstanding RCF Credit Exceeds Aggregate RCF Commitments. (a) In addition to the provisions set forth in subsection 4.4(c), the Parent Borrower will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Borrowers and the issuance of and drawings under Letters of Credit, with the object of (A) preventing any request for an Extension of Credit that would result in (i) the Aggregate Outstanding RCF Credit with respect to all of the RCF Lenders (including the Swing Line Lender) being in excess of the aggregate RCF Commitments then in effect or (ii) any other circumstance under which an Extension of Credit would not be permitted pursuant to subsection 2.1(a) and (b) and of (B) promptly identifying any circumstance where, by reason of changes in exchange rates, the Aggregate Outstanding RCF Credit with respect to all of the RCF Lenders (including the Swing Line Lender) exceeds the aggregate RCF Commitments then in effect.
          (b) The (i) U.S. Administrative Agent will calculate the Aggregate Outstanding RCF Credit with respect to all of (A) the RCF Lenders and (B) the U.S. RCF Lenders (in each case, including the Swing Line Lender) and (ii) Canadian Administrative Agent will calculate the Aggregate Outstanding RCF Credit with respect to the Canadian RCF Lenders, in each case, from time to time, and in any event not less frequently than once during each calendar week. In making such calculations, the U.S. Administrative Agent will rely on the information most recently received by it from the Swing Line Lender in respect of outstanding Swing Line Loans, from the Issuing Lenders in respect of outstanding L/C Obligations and from the Canadian Administrative Agent in respect of the Aggregate Outstanding RCF Credit with respect to the Canadian RCF Lenders.
          4.15 Cash Receipts. (a) Annexed hereto as Schedule 4.15(a), as the same may be modified from time to time by notice to the U.S. Administrative Agent, is a schedule of all DDAs that are maintained by the Loan Parties, which schedule includes, with respect to each depository (i) the name and address of such depository; (ii) the account number(s) maintained with such depository; and (iii) a contact person at such depository.
          (b) Annexed hereto as Schedule 4.15(b), as the same may be modified from time to time by notice to the U.S. Administrative Agent, is a list describing all arrangements to which any Loan Party is a party with respect to the payment to such Loan Party of the proceeds of all credit card charges for sales of goods or services by such Loan Party.
          (c) Each Loan Party shall (i) deliver to the U.S. Administrative Agent or, if such Loan Party is a Canadian Loan Party, the Canadian Administrative Agent, notifications in form reasonably satisfactory to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, which have been executed on behalf of such Loan Party and addressed to such Loan Party’s credit card clearinghouses and processors, in form reasonably satisfactory to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be (each, a “Credit Card Notification”), (ii) deliver to the U.S. Administrative Agent or, if such Loan Party is a Canadian Loan Party, the Canadian Administrative Agent, notifications executed on behalf of the Borrowers to each depository institution with which any DDA is maintained, in form reasonably satisfactory to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, of the U.S. Administrative Agent’s (or, in the case of any Loan Party that is a Canadian Loan Party, the Canadian Administrative Agent’s) interest in such DDA (each, a “DDA Notification”), (iii) instruct each depository institution for a DDA to cause all amounts on deposit and available at the close of each Business Day in such DDA to be swept to one of the Loan Parties’ concentration accounts no less frequently than on a daily basis, such instructions to be irrevocable unless otherwise agreed to in writing by the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, (iv) enter into a blocked account agreement (each, a “Blocked Account Agreement”), in form reasonably satisfactory to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, with the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, and any bank with which such Loan Party maintains a concentration account into which the DDAs (other than proceeds excluded from the Collateral pursuant to any Security Document) are swept (each such account of a Loan Party other than a Canadian Loan Party, a “U.S. Blocked Account”, each such account of a Canadian Loan Party, a “Canadian Blocked Account” and all such accounts, collectively, the “Blocked Accounts”), covering each such concentration account maintained with such bank, which concentration accounts as of the Closing Date are listed on Schedule 4.15(c) annexed hereto and (v) instruct all Account Debtors of such Loan Party that remit payments of Accounts of such Account Debtor regularly by check pursuant to arrangements with such Loan Party to remit all such payments (other than Accounts or payment thereof excluded from the Collateral pursuant to any Security Document) to the applicable “P.O. Boxes” or “Lockbox Addresses” with respect to the applicable DDA or concentration account, which remittances shall be collected by the applicable bank (each, a “Collection Bank”) and deposited in the applicable DDA or concentration account. All amounts received by the Parent Borrower, any of its Domestic or Canadian Subsidiaries that is a Loan Party and any Collection Bank in respect of any Account, in addition to all other cash received from any other source, shall upon receipt of such amount or cash (other than any such amount or cash excluded from the Collateral pursuant to any Security Document) be deposited into a DDA or concentration account. Each Loan Party agrees that it will not cause proceeds of such DDAs to be otherwise redirected.

          (d) Each Credit Card Notification and Blocked Account Agreement shall require, after the occurrence and during the continuance of an Event or Default or a Dominion Event, automatic clearing house or wire transfer no less frequently than once per Business Day (unless the Commitments have been terminated and the obligations hereunder and under the other Loan Documents have been paid in full), of all available cash balances and cash receipts, including the then contents or then entire ledger balance of each U.S. Blocked Account net of such minimum balance (not to exceed $10,000 per account), if any, required by the bank at which such U.S. Blocked Account is maintained to an account maintained by the U.S. Administrative Agent at DBNY (the “DBNY Account”) and of each Canadian Blocked Account net of such minimum balance (not to exceed $10,000 (using the Dollar Equivalent of any amounts therein denominated in Canadian Dollars) per account), if any, required by the bank at which such Canadian Blocked Account is maintained to an account maintained by the Canadian Administrative Agent at DBCB (the “DBCB Account”). Each Loan Party agrees that it will not cause any credit card proceeds or proceeds of any Blocked Account to be otherwise redirected.
          (e) (i) All collected amounts received in the DBNY Account shall be distributed and applied on a daily basis in the following order (in each case, to the extent the U.S. Administrative Agent has actual knowledge of the amounts owing or outstanding as described below and any applications otherwise described in following clauses (x) and (y), and after giving effect to the application of any such amounts (x) otherwise required to be applied pursuant to subsections 4.4(b) or (y) constituting proceeds from any Collateral otherwise required to be applied pursuant to the terms of the respective Security Document): (1) first, to the payment (on a ratable basis) of any outstanding expenses actually due and payable to the U.S. Administrative Agent, the U.S. Collateral Agent, and, to the extent allocable to Canadian RCF Loans made to the U.S. Borrowers, the Canadian Administrative Agent and/or the Canadian Collateral Agent under any of the Loan Documents and to repay or prepay outstanding U.S. RCF Loans advanced by the U.S. Administrative Agent and Canadian RCF Loans made to the U.S. Borrowers by the Canadian Administrative Agent on behalf of the applicable Lenders hereunder; (2) second, to the extent all amounts referred to in preceding clause (1) have been paid in full, to pay (on a ratable basis) all outstanding expenses actually due and payable to each U.S. RCF Issuing Lender under any of the Loan Documents and to repay all outstanding U.S. Borrower Unpaid Drawings and all interest thereon; (3) third, to the extent all amounts referred to in preceding clauses (1) and (2) have been paid in full, to pay (on a ratable basis) all accrued and unpaid interest actually due and payable on the U.S. RCF Loans and Canadian RCF Loans made to the U.S. Borrowers and Canadian Finco and all accrued and unpaid fees actually due and payable by the U.S. Borrowers to the U.S. Administrative Agent and the Canadian Administrative Agent, the U.S. RCF Issuing Lenders and the RCF Lenders under any of the Loan Documents; (4) fourth, to the extent all amounts referred to in preceding clauses (1) through (3), inclusive, have been paid in full, to repay (on a ratable basis) the outstanding principal of U.S. RCF Loans and Canadian RCF Loans made to the U.S. Borrowers (whether or not then due and payable), (5) fifth, to the extent all amounts referred to in preceding clauses (1) through (4), inclusive, have been paid in full, to pay (on a ratable basis) all other outstanding obligations of the U.S. Borrowers then due and payable to the U.S. Administrative Agent, the U.S. Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the RCF Lenders under this Agreement and (6) sixth, to the extent all amounts referred to in preceding clauses (1) through (5), inclusive, have been paid in full, to pay (on a ratable basis) all other outstanding obligations of the U.S. Borrowers then due and payable to the U.S. Administrative Agent, the U.S. Collateral Agent, the Canadian

Administrative Agent, the Canadian Collateral Agent and the RCF Lenders under any of the other Loan Documents.
          (ii) All collected amounts held in the DBCB Account shall be distributed and applied on a daily basis in the following order (in each case, to the extent the Canadian Administrative Agent has actual knowledge of the amounts owing or outstanding as described below and any applications otherwise described in following clauses (x) and (y), and after giving effect to the application of any such amounts (x) otherwise required to be applied pursuant to subsection 4.4(b) or (y) constituting proceeds from any Collateral otherwise required to be applied pursuant to the terms of the respective Security Document): (1) first, to the payment (on a ratable basis) of any outstanding expenses actually due and payable by the Canadian Borrowers to the Canadian Administrative Agent and/or the Canadian Collateral Agent under any of the Loan Documents and to repay or prepay outstanding Canadian RCF Loans made to the Canadian Borrowers by the Canadian Administrative Agent on behalf of the Lenders hereunder; (2) second, to the extent all amounts referred to in preceding clause (1) have been paid in full, to pay (on a ratable basis) all outstanding expenses actually due and payable by the Canadian Borrower to each Canadian Issuing Lender under any of the Loan Documents and to repay all outstanding Canadian Borrower Unpaid Drawings and interest thereon; (3) third, to the extent all amounts referred to in preceding clauses (1) and (2) have been paid in full, to pay (on a ratable basis) all accrued and unpaid interest actually due and payable on the Canadian RCF Loans made to the Canadian Borrowers and all accrued and unpaid fees actually due and payable by the Canadian Borrowers to the Canadian Administrative Agent, the Canadian Issuing Lenders and the Canadian RCF Lenders under any of the Loan Documents; (4) fourth, to the extent all amounts referred to in preceding clauses (1) through (3), inclusive, have been paid in full, to repay (on a ratable basis) the outstanding principal of Canadian RCF Loans (other than Bankers’ Acceptance Loans where the underlying B/A Instruments have not matured) made to the Canadian Borrowers (whether or not then due and payable); (5) fifth, to the extent all amounts referred to in preceding clauses (1) through (4), inclusive, have been paid in full, to provide cash collateral in an amount equal to the aggregate face amounts of all outstanding Bankers’ Acceptance Loans on terms reasonably satisfactory to the Canadian Administrative Agent; (6) sixth, to the extent all amounts referred to in preceding clauses (1) through (5), inclusive, have been paid in full, to pay (on a ratable basis) all other outstanding obligations of the Canadian Borrowers then due and payable to the Canadian Administrative Agent, the Canadian Collateral Agent and the Canadian RCF Lenders under this Agreement; and (7) seventh, to the extent all amounts referred to in preceding clauses (1) through (6), inclusive, have been paid in full, to pay (on a ratable basis) all other outstanding obligations of the Canadian Borrowers then due and payable to the Canadian Administrative Agent, the Canadian Collateral Agent and the Canadian RCF Lenders under any of the other Loan Documents.
          (f) If, at any time after the occurrence and during the continuance of an Event of Default or a Dominion Event as to which the U.S. Administrative Agent has notified the Borrower, any cash or Cash Equivalents owned by any Loan Party (other than (i) de minimis cash or Cash Equivalents from time to time inadvertently misapplied by any Loan Party and (ii) cash or Cash Equivalents that are (or are in any account that is) excluded from the Collateral pursuant to any Security Document) deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account subject to a Blocked Account Agreement (or a DDA which is swept daily to such Blocked Account), the U.S. Administrative Agent or the Canadian

Administrative Agent, as the case may be, shall be entitled to require the applicable Loan Party to close such account and have all funds therein transferred to a Blocked Account, and to caused all future deposits to be made to a Blocked Account.
          (g) The Loan Parties may close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the contemporaneous execution and delivery to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, of a DDA Notification or Blocked Account Agreement consistent with the provisions of paragraphs (c) and (d) of this subsection 4.15 and otherwise reasonably satisfactory to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be. Unless consented to in writing by the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be, the Loan Parties shall not enter into any agreements with credit card processors other than the ones listed on Schedule 4.15(b) unless contemporaneously therewith a Credit Card Notification is executed and a copy thereof is delivered to the U.S. Administrative Agent or the Canadian Administrative Agent, as the case may be.
          (h) (i) The DBNY Account shall at all times be under the sole dominion and control of the U.S. Administrative Agent. Each Loan Party hereby acknowledges and agrees that, except to the extent otherwise provided in the U.S. Guarantee and Collateral Agreement (x) such Loan Party has no right of withdrawal from the DBNY Account, (y) the funds on deposit in the DBNY Account shall at all times continue to be collateral security for all of the obligations of the Loan Parties (other than the Canadian Loan Parties) hereunder and under the other Loan Documents and (z) the funds on deposit in the DBNY Account shall be applied as provided in this Agreement and the Intercreditor Agreement. In the event that, notwithstanding the provisions of this subsection 4.15, any Loan Party receives or otherwise has dominion and control of any proceeds or collections required to be transferred to the DBNY Account pursuant to subsection 4.15(d), such proceeds and collections shall be held in trust by such Loan Party for the U.S. Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall promptly be deposited into the DBNY Account or dealt with in such other fashion as such Loan Party may be instructed by the U.S. Administrative Agent.
          (ii) The DBCB Account shall at all times be under the sole dominion and control of the Canadian Administrative Agent. Each Loan Party hereby acknowledges and agrees that, except to the extent otherwise provided in the Canadian Security Agreement (x) such Loan Party has no right of withdrawal from the DBCB Account, (y) the funds on deposit in the DBCB Account shall at all times continue to be collateral security for all of the obligations of the Canadian Loan Parties hereunder and under the other Loan Documents and (z) the funds on deposit in the DBCB Account shall be applied as provided in this Agreement. In the event that, notwithstanding the provisions of this subsection 4.15, any Loan Party receives or otherwise has dominion and control of any proceeds or collections required to be transferred to the DBCB Account pursuant to subsection 4.15(d), such proceeds and collections shall be held in trust by such Loan Party for the Canadian Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall promptly be deposited into the DBCB Account or dealt with in such other fashion as such Loan Party may be instructed by the Canadian Administrative Agent.

          (i) So long as (i) no Event of Default has occurred and is continuing and (ii) no Dominion Event has occurred and is continuing, the Loan Parties may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts.
          (j) Any amounts held or received in the DBNY Account or the DBCB Account (including all interest and other earnings with respect hereto, if any) at any time (x) when all of the obligations hereunder and under the other Loan Documents have been satisfied or (y) all Events of Default and Dominion Events have been cured, shall (subject in the case of clause (x) to the provisions of the Intercreditor Agreement), be remitted to the operating account of the applicable Borrower.
          (k) Notwithstanding anything herein to the contrary, the Loan Parties shall be deemed to be in compliance with the requirements set forth in this subsection 4.15 during the initial forty-five (45) day period commencing on the Closing Date to the extent that the arrangements described above are established and effective not later than the date that is forty-five (45) days following the Closing Date or such later date as the U.S. Administrative Agent, in its sole discretion, may agree.
          Section 5. Representations and Warranties. To induce each Administrative Agent and each Lender to make the Extensions of Credit requested to be made by it on the Closing Date and on each Borrowing Date thereafter, each Credit Agreement Party, with respect to itself and its Subsidiaries, hereby represents and warrants, on the Closing Date, in each case after giving effect to the Transaction, and on every Borrowing Date thereafter to the U.S. Administrative Agent and each Lender that:
          5.1 Financial Condition. (a) The audited consolidated balance sheets of RSC Holdings as of December 31, 2009 and the consolidated statements of income, shareholders’ equity and cash flows of RSC Holdings for the fiscal year ended as of December 31, 2009 reported on by and accompanied by unqualified reports from KPMG LLP, present fairly, in all material respects, the consolidated financial condition as at such date, and the consolidated results of operations and consolidated cash flows for the fiscal year then ended, of RSC Holdings. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (except as approved by a Responsible Officer and disclosed in any such schedules and notes).
          (b) The unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries for the Fiscal Year ended December 31, 2010 and the related unaudited statements of operations and cash flows of the Parent Borrower and its consolidated Subsidiaries for such Fiscal Year have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject to normal year-end audit adjustments and the absence of footnotes.
          5.2 No Change; Solvent. Since December 31, 2009, except as and to the extent disclosed on Schedule 5.2, (a) there has been no development or event relating to or affecting Holdings or any of its Subsidiaries which has had or could be reasonably expected to have a Material Adverse Effect (after giving effect to the consummation of the Transaction) and

(b) except as otherwise permitted under this Agreement and each other Loan Document, no dividends or other distributions have been declared, paid or made upon the Capital Stock of Holdings, nor has any of the Capital Stock of Holdings been redeemed, retired, purchased or otherwise acquired for value by Holdings or any of its Subsidiaries. As of the Closing Date, after giving effect to the consummation of the Transaction, each Loan Party is Solvent.
          5.3 Corporate Existence. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the corporate, limited liability company or partnership power and authority, as the case may be, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right could not be reasonably expected to have a Material Adverse Effect and (c) is duly qualified as a foreign corporation, limited liability company or partnership and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could not be reasonably expected to have a Material Adverse Effect.
          5.4 Corporate Power; Authorization; Consents; Enforceable Obligations. Each Loan Party has the corporate, limited liability company or partnership power and authority, as the case may be, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of each of the Borrowers, to obtain Extensions of Credit hereunder, and each such Loan Party has taken all necessary corporate, limited liability company or partnership action, as the case may be, to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of each of the Borrowers, to authorize the Extensions of Credit to it, if any, on the terms and conditions of this Agreement, any Notes and the L/C Requests. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party or, in the case of each of the Borrowers, with the Extensions of Credit to it, if any, hereunder, except for (a) consents, authorizations, notices and filings described in Schedule 5.4, all of which have been obtained or made prior to the Closing Date, (b) filings to perfect the Liens created by the Security Documents, (c) filings pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), in respect of accounts of Holdings and its Subsidiaries the Obligor in respect of which is the United States of America or any department, agency or instrumentality thereof, (d) filings pursuant to the Financial Administration Act (Canada) in respect of Accounts of the Parent Borrower and its Subsidiaries the Obligor in respect of which is Her Majesty the Queen in the right of Canada or any department, agency or instrumentality thereof and (e) consents, authorizations, notices and filings which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered by each Credit Agreement Party, and each other Loan Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Agreement constitutes a legal, valid and binding obligation of each Credit Agreement Party and each other Loan Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, in each case enforceable against such Credit Agreement Party or such other Loan Party, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
          5.5 No Legal Bar. The execution, delivery and performance of the Loan Documents by any of the Loan Parties, the Extensions of Credit hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that could reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require, the creation or imposition of any Lien (other than the Liens permitted by subsection 8.3) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.
          5.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Parent Borrower, threatened by or against Holdings or any of its Subsidiaries or against any of their respective properties or revenues, (a) which is so pending or threatened at any time on or prior to the Closing Date and relates to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which could be reasonably expected to have a Material Adverse Effect.
          5.7 No Default. Neither Holdings nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.
          5.8 Ownership of Property; Liens. Each of Holdings and its Subsidiaries has good title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Liens permitted by subsection 8.3. Schedule 5.8 sets forth all material real properties owned in fee or leased by the Loan Parties as of the Closing Date.
          5.9 Intellectual Property. The Parent Borrower and each of its Subsidiaries owns, or has the legal right to use, all Intellectual Property necessary for each of them to conduct its business as currently conducted except for those the failure to own or have such legal right to use could not be reasonably expected to have a Material Adverse Effect. Except as provided on Schedule 5.9, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Parent Borrower know of any such claim, and, to the knowledge of the Parent Borrower, the use of such Intellectual Property by the Parent Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements which in the aggregate, could not be reasonably expected to have a Material Adverse Effect.
          5.10 Compliance With Requirements of Law and Contractual Obligations. Neither Holdings nor any of its Subsidiaries is in violation of any Requirement of Law or

Contractual Obligation of or applicable to Holdings or any of its Subsidiaries, which violation could be reasonably expected to have a Material Adverse Effect.
          5.11 Taxes. Holdings and its Subsidiaries have filed or caused to be filed all United States federal income tax returns and all other material tax returns which are required to be filed and has paid (a) all taxes shown to be due and payable on such returns and (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property (including the Mortgaged Properties) and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, could not have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings or its Subsidiaries, as the case may be); and no tax Lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge.
          5.12 Federal Regulations. No part of the proceeds of any Extensions of Credit will be used for any purpose which violates the provisions of the Regulations of the Board, including, without limitation, Regulation T, Regulation U or Regulation X of the Board. If requested by any Lender or the U.S. Administrative Agent, the Parent Borrower will furnish to the U.S. Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, referred to in said Regulation U.
          5.13 ERISA. (a) During the five year period prior to each date as of which this representation is made, or deemed made, with respect to any Plan (or, with respect to (f) or (h) below, as of the date such representation is made or deemed made), none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a Material Adverse Effect: (a) a Reportable Event; (b) failure to satisfy the minimum funding standard within the meaning of Section 412 of the Code or Section 302 of ERISA; (c) any noncompliance with the applicable provisions of ERISA or the Code; (d) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (e) a Lien on the property of Holdings, its Subsidiaries or any Commonly Controlled Entity in favor of the PBGC or a Plan; (f) any Underfunding with respect to any Single Employer Plan; (g) a complete or partial withdrawal from any Multiemployer Plan by Holdings or any Commonly Controlled Entity; (h) a determination that any Single Employer Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA, or that any Multiemployer Plan is, or is expected to be, considered a plan in endangered or critical status within the meaning of Section 432 of the Code or Section 305 of ERISA, (i) any liability of Holdings or any Commonly Controlled Entity under ERISA if Holdings or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; (j) the Reorganization or Insolvency of any Multiemployer Plan; or (k) any transactions that resulted or could reasonably be expected to result in any liability to Holdings or any Commonly Controlled Entity under Section 4069 of ERISA or Section 4212(c) of ERISA.
          (b) With respect to any Foreign Plan, none of the following events or conditions exists and is continuing that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect: (a) substantial non-compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders; (b) failure to be maintained, where required, in good standing with applicable regulatory authorities; (c) any obligation of Holdings or its Subsidiaries in connection with the termination or partial termination of, or withdrawal from, any Foreign Plan; (d) any Lien on the property of the Parent Borrower or its Subsidiaries in favor of a Governmental Authority as a result of any action or inaction regarding a Foreign Plan; (e) for each Foreign Plan which is a funded or insured plan, failure to be funded or insured on an ongoing basis to the extent required by applicable non-U.S. law (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities); (f) any facts that, to the best knowledge of the Parent Borrower or any of its Subsidiaries, exist that would reasonably be expected to give rise to a dispute and any pending or threatened disputes that, to the best knowledge of the Parent Borrower or any of its Subsidiaries, would reasonably be expected to result in a material liability to the Parent Borrower or any of its Subsidiaries concerning the assets of any Foreign Plan (other than individual claims for the payment of benefits); and (g) failure to make all contributions in a timely manner to the extent required by applicable non-U.S. law.
          5.14 Collateral. (a) Upon execution and delivery thereof by the parties thereto, the U.S. Guarantee and Collateral Agreement and the Mortgages will be effective to create (to the extent described therein) in favor of the U.S. Collateral Agent for the ratable benefit of the U.S. Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. When (a) the actions specified in Schedule 3 to the U.S. Guarantee and Collateral Agreement have been duly taken, (b) all applicable Instruments, Chattel Paper and Documents (each as described therein) a security interest in which is perfected by possession have been delivered to, and/or are in the continued possession of, the U.S. Collateral Agent, (c) all Deposit Accounts and Electronic Chattel Paper (each as defined in the U.S. Guarantee and Collateral Agreement) a security interest in which is required to be or is perfected by “control” (as described in the Uniform Commercial Code as in effect in the State of New York from time to time) are under the “control” of the U.S. Collateral Agent or the U.S. Administrative Agent, as agent for the U.S. Collateral Agent and as directed by the U.S. Collateral Agent, and (d) the Mortgages have been duly recorded, the security interests granted pursuant thereto shall constitute (to the extent described therein) a perfected security interest in, all right, title and interest of each pledgor or mortgagor (as applicable) party thereto in the Collateral described therein (excluding Commercial Tort Claims, as defined in the U.S. Guarantee and Collateral Agreement, other than such Commercial Tort Claims set forth on Schedule 7 thereto (if any)) with respect to such pledgor or mortgagor (as applicable). Notwithstanding any other provision of this Agreement, capitalized terms which are used in this subsection 5.14 and not defined in this Agreement are so used as defined in the applicable Security Document.
          (b) Upon execution and delivery thereof by the parties thereto, the Canadian Security Agreement will be effective to create (to the extent described therein) in favor of the Canadian Collateral Agent, for the ratable benefit of the Canadian Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. When the actions specified in Schedule 3 to the Canadian Security Agreement have been duly taken the security interests granted pursuant thereto shall constitute (to the extent described therein) a perfected security interest in, all right, title and interest of each pledgor party thereto in the Collateral described therein with respect to such pledgor.
          5.15 Investment Company Act; Other Regulations. No Credit Agreement Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act. No Credit Agreement Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness as contemplated hereby.
          5.16 Subsidiaries. Schedule 5.16 sets forth all the Subsidiaries of Holdings at the Closing Date (after giving effect to the Transaction), the jurisdiction of their incorporation and the direct or indirect ownership interest of Holdings therein.
          5.17 Purpose of Loans. The proceeds of the RCF Loans incurred on the Closing Date will be used by the Parent Borrower to finance the Transaction. The proceeds of RCF Loans and Swing Line Loans incurred after the Closing Date shall be used by the Borrowers to finance the working capital and business requirements of, and for general corporate purposes of, the Parent Borrower and its Subsidiaries. The proceeds of Incremental Term Loans shall be used in accordance with the provisions set forth in subsection 2.6(d).
          5.18 Environmental Matters. Other than as disclosed on Schedule 5.18 or exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect:
     (a) The Parent Borrower and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current operations or for any property owned, leased, or otherwise operated by any of them and reasonably expect to timely obtain without material expense all such Environmental Permits required for planned operations; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) believe they will be able to maintain compliance with Environmental Laws, including any reasonably foreseeable future requirements.
     (b) Materials of Environmental Concern have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, to or at any real property presently or formerly owned, leased or operated by the Parent Borrower or any of its Subsidiaries or at any other location, which would reasonably be expected to (i) give rise to liability or other Environmental Costs of the Parent Borrower or any of its Subsidiaries under any applicable Environmental Law, or (ii) interfere with the Parent Borrower’s planned or continued operations of the Parent Borrower or any of its Subsidiaries, or (iii) impair the fair saleable value of any real property owned by the Parent Borrower or any of its Subsidiaries that is part of the Collateral.
     (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under any Environmental Law to which the Parent Borrower or any of its Subsidiaries is, or to the knowledge of the Parent Borrower or any of its Subsidiaries is reasonably likely to be, named as a party that is pending or, to the knowledge of the Parent Borrower or any of its Subsidiaries, threatened.
     (d) Neither the Parent Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party, under CERCLA or any similar Environmental Law, or received any other written request for information from any Governmental Authority with respect to any Materials of Environmental Concern.
     (e) Neither the Parent Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law.
          5.19 True and Correct Disclosure. The written information (including the Confidential Information Memorandum, dated January 2011, and furnished to the Lenders, as updated prior to the Closing Date, reports, financial statements, exhibits and schedules but excluding information of a general economic or industry nature) furnished by or on behalf of any Credit Agreement Party to any Administrative Agent, any Collateral Agent, the Lead Arrangers and the Lenders for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such written information (taken as a whole) hereafter furnished by or on behalf of any Credit Agreement Party in writing to any Administrative Agent, any Collateral Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not and will not omit to state any fact necessary to make such information (taken as a whole) not materially misleading in their presentation of Holdings and its Subsidiaries (taken as a whole) at such time in light of the circumstances under which such information was provided. It is understood that (a) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of Holdings and its Subsidiaries and (ii) such assumptions were believed by such management to be reasonable and (b) such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.

          5.20 Labor Matters. There are no strikes pending or, to the knowledge of Holdings, reasonably expected to be commenced against Holdings or any of its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of Holdings and each of its Subsidiaries have not been in violation of any applicable laws, rules or regulations, except where such violations could not reasonably be expected to have a Material Adverse Effect.
          5.21 Insurance. Schedule 5.21 sets forth a complete and correct listing of all insurance that is maintained by the Loan Parties that is material to the business and operations of Holdings and its Subsidiaries taken as a whole, in each case as of the Closing Date, with the amounts insured (and any deductibles) set forth therein.
          5.22 Eligible Accounts and Eligible Unbilled Accounts. As of the date of any Borrowing Base Certificate, all Accounts included in the calculation of Eligible Accounts and Eligible Unbilled Accounts on such Borrowing Base Certificate satisfy all requirements of an “Eligible Account” and “Eligible Unbilled Accounts”, respectively, hereunder.
          5.23 Eligible Rental Fleet. As of the date of any Borrowing Base Certificate, all Rental Fleet included in the calculation of Eligible Rental Fleet on such Borrowing Base Certificate satisfy all requirements of an “Eligible Rental Fleet” hereunder.
          5.24 Eligible Inventory. As of the date of any Borrowing Base Certificate, all Inventory included in the calculation of Eligible Inventory on such Borrowing Base Certificate satisfy all requirements of an “Eligible Inventory” hereunder.
          5.25 Anti-Terrorism. As of the Closing Date, Holdings and its Subsidiaries are in compliance with the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, except as could not reasonably be expected to have a Material Adverse Effect.
          5.26 Capitalization. (a) On the Closing Date, RSC LLC I owns 100% of the membership interests in Holdings. All such membership interests have been duly and validly issued.
          (b) On the Closing Date, Holdings owns 100% of the membership interests in the Parent Borrower. All such membership interests have been duly and validly issued.
          (c) On the Closing Date, the authorized capital stock of RSC consists of (x) 1,000 shares of common stock, without par value, that is outstanding and (y) 100 shares of preferred stock, $10 par value, that is not outstanding. All outstanding shares of Capital Stock of RSC have been duly and validly issued and are fully paid and non-assessable (other than any assessment on the shareholders of RSC that may be imposed as a matter of law) and are owned by the Parent Borrower. RSC does not have outstanding any Capital Stock, or other securities, in each case, convertible into or exchangeable for its Capital Stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its Capital Stock.

          (d) On the Closing Date, the authorized Capital Stock of RSC Canada consists of an unlimited number of common shares without par value, with 1,100 such common shares outstanding. All outstanding Capital Stock in RSC Canada has been duly and validly issued and is fully paid and non-assessable (other than any assessment on the shareholders of RSC Canada that may be imposed as a matter of law) and is owned by RSC. RSC Canada does not have outstanding any Capital Stock, or other securities convertible, in each case, into or exchangeable for its Capital Stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its Capital Stock.
          5.27 Rental Fleet; Business of the Credit Parties. (a) Each U.S. Loan Party that owns Inventory holds such Inventory for sale or lease and is in the business of selling goods of that kind.
          (b) Each Canadian Loan Party that owns Inventory holds such Inventory for sale or lease and is in the business of selling goods of that kind.
          Section 6. Conditions Precedent.
          6.1 Conditions to Initial Extension of Credit. This Agreement, including the agreement of each Lender to make the initial Extension of Credit requested to be made by it, shall become effective on the date on which the following conditions precedent shall have been satisfied:
          (a) Loan Documents. The U.S. Administrative Agent shall have received the following Loan Documents, executed and delivered as required below, with, in the case of clause (i), a copy for each Lender:
          (i) this Agreement, executed and delivered by a duly authorized officer of each Credit Agreement Party;
          (ii) the U.S. Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each Loan Party party thereto; and
          (iii) each Canadian Security Document, executed and delivered by a duly authorized officer of each Canadian Borrower and each other Loan Party party thereto.
          (b) Consummation of the Refinancing. (i) On or prior to the Closing Date (or substantially concurrently therewith), all outstanding loans and other Indebtedness then due and owing of Holdings and its Subsidiaries under the Existing Credit Agreement and the Loan Documents (as defined therein) shall have been repaid in full, together with all fees and other amounts owing thereon, and all commitments thereunder shall have been terminated and any letter of credit issued pursuant thereto and outstanding shall have been designated as an Existing Letter of Credit hereunder.
     (ii) On the Closing Date, all security interests in respect of, and Liens securing, the Indebtedness under the Existing Credit Agreement created pursuant to the security documentation relating thereto shall have been terminated and released (or releases in respect of such Liens shall have been delivered to the U.S. Administrative Agent), and the U.S. Administrative Agent shall have received all such releases as may have been reasonably requested by the U.S. Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the U.S. Administrative Agent. Without limiting the foregoing, there shall have been delivered to the U.S. Administrative Agent (i) proper termination statements (Form UCC-3 or the appropriate equivalent in each relevant jurisdiction) for filing under the UCC or equivalent statute or regulation of each relevant jurisdiction where a financing statement or application for registration (Form UCC-1 or the appropriate equivalent in each relevant jurisdiction) was filed with respect to Holdings or any of its Subsidiaries in connection with the security interests created with respect to the Existing Credit Agreement, (ii) terminations or reassignments of any security interest in, or Lien on, any Intellectual Property or similar interests of Holdings or any of its Subsidiaries on which filings have been made and (iii) terminations of all mortgages, leasehold mortgages, hypothecs and deeds of trust created with respect to property of Holdings or any of its Subsidiaries, in each case, to secure the obligations under the Existing Credit Agreement, all of which shall be in form and substance reasonably satisfactory to the U.S. Administrative Agent.
          (c) Outstanding Indebtedness and Preferred Equity; No Defaults. After giving effect to the consummation of the Transaction, Holdings and its Subsidiaries shall have no outstanding preferred equity or Indebtedness of the type described in clause (a) of the definition of “Indebtedness”, in each case held by third parties (other than Holdings or any of its Subsidiaries), except for the Existing Notes, indebtedness incurred this Agreement, and Existing Indebtedness, and all Capital Stock of the Parent Borrower shall be directly or indirectly owned by Holdings free and clear of Liens (other than those securing the obligations arising under the Loan Documents and the First Lien Last Out Notes Documents). Any other such existing Indebtedness shall have been repaid, defeased or otherwise discharged substantially concurrently with or prior to the satisfaction of the other conditions precedent set forth in this subsection 6.1.
          (d) Financial Information. The Lead Arrangers and the Lenders shall have received (i) the unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries for the Fiscal Year ended December 31, 2010 and the related unaudited statements of operations and cash flows of the Parent Borrower and its consolidated Subsidiaries for such Fiscal Year and (ii) detailed projected consolidated financial statements of the Parent Borrower and its Subsidiaries for the five Fiscal Years ending after the Closing Date, which projections shall (x) reflect the forecasted consolidated financial condition of the Parent Borrower and its Subsidiaries after giving effect to the Transaction and the related financing thereof and (y) be prepared and approved by the Parent Borrower.
          (e) Governmental Approvals and/or Consents. All Loans to the Borrowers (and all guarantees thereof and security therefor) shall be in substantial compliance in all material respects with all applicable requirements of law, including Regulations T, U and X of the Board (the “Margin Regulations”). To the extent any consents, authorizations, notices and filings are listed on Schedule 5.4, the U.S. Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower stating that all such consents, authorizations, notices and filings are in full force and effect or have the status described therein, and the U.S. Administrative Agent shall have received evidence thereof reasonably satisfactory to it.

          (f) Lien Searches. The U.S. Administrative Agent shall have received the results of a recent search by a Person reasonably satisfactory to the U.S. Administrative Agent, of the UCC, PPSA, judgment and tax lien filings which have been filed with respect to personal property of Holdings and each of its Subsidiaries in any of the jurisdictions set forth in Schedule 6.1(f), and the results of such search shall not reveal any Liens other than Liens permitted by subsection 8.3.
          (g) Legal Opinions. The U.S. Administrative Agent shall have received the following:
     (i) the executed legal opinion of Debevoise & Plimpton LLP, special New York counsel to each Credit Agreement Party and the other Loan Parties, in form and substance reasonably satisfactory to the U.S. Administrative Agent;
     (ii) the executed legal opinion of Gallagher & Kennedy, P.A., special Arizona counsel to RSC, in form and substance reasonably satisfactory to the U.S. Administrative Agent;
     (iii) the executed legal opinion of Kevin J. Groman, general counsel of RSC, in form and substance reasonably satisfactory to the U.S. Administrative Agent;
     (iv) the executed legal opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Holdings and the Parent Borrower, in form and substance reasonably satisfactory to the U.S. Administrative Agent; and
     (v) the executed legal opinion of Torys LLP, counsel to the Canadian Borrowers, in form and substance reasonably satisfactory to the U.S. Administrative Agent.
          (h) Closing Certificate. The U.S. Administrative Agent shall have received a certificate from each Loan Party, dated the Closing Date, substantially in the form of Exhibit G, with appropriate insertions and attachments.
          (i) Perfected Liens. (i) The U.S. Collateral Agent shall have obtained a valid first priority security interest in the Collateral covered by the U.S. Guarantee and Collateral Agreement (to the extent provided therein); and all documents, instruments, filings, recordations and searches reasonably necessary in connection with the perfection and, in the case of the filings with the U.S. Patent and Trademark Office and the U.S. Copyright Office, protection of such security interests shall have been executed and delivered (in the case of UCC filings, written authorization to make such UCC filings shall have been delivered to the U.S. Collateral Agent) and none of such Collateral shall be subject to any other pledges, security interests or mortgages except for Permitted Liens.
          (ii) The Canadian Collateral Agent shall have obtained a valid security interest in the Collateral covered by each Canadian Security Agreement (with the priority contemplated therein); and all documents, instruments, filings, recordations and searches reasonably necessary in connection with the perfection and, in the case of the filings with the Canadian Intellectual Property Office, protection of such security interests shall have been executed and delivered or, in the case of PPSA filings, written authorization to make such PPSA filings shall have been delivered to the Canadian Collateral Agent, and none of such Collateral shall be subject to any other pledges, security interests or mortgages except for Permitted Liens.
          (j) Pledged Stock; Stock Powers; Pledged Notes; Endorsements. The Collateral Agent shall have received:
     (i) the certificates, if any, representing the Pledged Stock under (and as defined in) the U.S. Guarantee and Collateral Agreement or any Canadian Security Document, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof; and
     (ii) the promissory notes representing each of the Pledged Notes under (and as defined in) the U.S. Guarantee and Collateral Agreement or any Canadian Security Document, duly endorsed as required by the U.S. Guarantee and Collateral Agreement or such Canadian Security Documents, as the case may be.
          (k) Fees. The Agents and the Lenders shall have received all fees and expenses required to be paid or delivered by the Borrowers to them in respect of the Transaction on or prior to the Closing Date, including the fees referred to in subsection 4.5.
          (l) Borrowing Certificate. The U.S. Administrative Agent shall have received a certificate from the Parent Borrower, dated the Closing Date, substantially in the form of Exhibit H, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the U.S. Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the Parent Borrower.
          (m) Corporate Proceedings of the Loan Parties. The U.S. Administrative Agent shall have received a copy of the board resolutions, shareholder resolutions or member consents, in form and substance reasonably satisfactory to the U.S. Administrative Agent, of each Loan Party authorizing, as applicable, (i) the execution, delivery and performance of this Agreement, any Notes and the other Loan Documents to which it is or will be a party as of the Closing Date, (ii) the Extensions of Credit to such Loan Party (if any) contemplated hereunder and (iii) the granting by it of the Liens to be created pursuant to the Security Documents to which it will be a party as of the Closing Date, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the U.S. Administrative Agent and shall state that the board resolutions, shareholder resolutions or member consents thereby certified have not been amended, modified (except as any later such board resolutions, shareholder resolutions or member consents may modify any earlier such board resolutions, shareholder resolutions or member consents), revoked or rescinded and are in full force and effect.
          (n) Incumbency Certificates of the Loan Parties. The U.S. Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document, reasonably satisfactory in form and substance to the U.S. Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of such Loan Party.

          (o) Governing Documents. The U.S. Administrative Agent shall have received copies of the certificate or articles of incorporation, unanimous shareholder declarations, if any, and by-laws (or other similar governing documents serving the same purpose) of each Loan Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party, together with any required director or shareholder consents or resolutions required in connection with the pledge of shares of the Canadian Loan Parties to the Canadian Administrative Agent.
          (p) Insurance. The U.S. Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all of the requirements of subsection 7.5 of this Agreement and subsection 5.2.2 of the Guarantee and Collateral Agreement and any similar section of any Canadian Security Documents shall have been satisfied. Holdings shall have caused the U.S. Administrative Agent and/or the Canadian Administrative Agent, as applicable, to have been named as additional insureds with respect to liability policies and the U.S. Collateral Agent and/or the Canadian Collateral Agent, as applicable, to have been named as loss payee with respect to the casualty insurance maintained by each Credit Agreement Party and the Subsidiary Guarantors.
          (q) No Material Company Adverse Effect. No fact, event, change or circumstances shall have occurred since December 31, 2009 that has had or could be reasonably likely to have a Material Adverse Effect.
          (r) Solvency. The U.S. Administrative Agent shall have received a certificate of the chief financial officer or, if none, the treasurer, controller, vice president (finance) or other responsible financial officer reasonably satisfactory to the U.S. Administrative Agent of each of the Borrowers certifying the solvency of such Borrower in customary form (as per the applicable jurisdiction of such Borrower) reasonably satisfactory to the Lead Arrangers.
          (s) Excess Availability. The U.S. Administrative Agent shall have received a Borrowing Base Certificate which shall demonstrate, inter alia, that after giving effect to the Extensions of Credit hereunder on the Closing Date, the Available RCF Commitments shall be at least $600,000,000.
          (t) Cash Management. The Lead Arrangers shall be reasonably satisfied with the arrangements made by the Parent Borrower to comply with the provisions set forth in subsection 4.15 hereof.
          (u) Appraisal. The U.S. Administrative Agent shall have received (i) appraisal valuations (dated on or after October 31, 2010 but prior to the Closing Date) of the Collateral prepared by appraisers, and in form and substance, reasonably satisfactory to the Lead Arrangers and (ii) the results of a completed field examination with respect to the Collateral to be included in calculating the U.S. Borrowing Base and Canadian Borrowing Base and of the relevant accounting systems, policies and procedures of Holdings and its Subsidiaries.
          The making of the initial Extensions of Credit by the Lenders hereunder shall conclusively be deemed to constitute an acknowledgment by the U.S. Administrative Agent and each Lender that each of the conditions precedent set forth in this subsection 6.1 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.
          6.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including the initial Extension of Credit and each Swing Line Loan) is subject to the satisfaction or waiver of the following conditions precedent:
          (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to this Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representations and warranties relate to a particular date, in which case such representations and warranties shall be true as of such date).
          (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.
          (c) Borrowing Notice or L/C Request. With respect to any Borrowing, the U.S. Administrative Agent or Canadian Administrative Agent, as applicable, shall have received a notice of such Borrowing as required by subsection 2.2. With respect to the issuance of any Letter of Credit, the Issuing Lender shall have received a L/C Request, completed to its satisfaction, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request.
          Each borrowing of Loans by and each Letter of Credit issued on behalf of any of the Borrowers hereunder shall constitute a representation and warranty by the Parent Borrower as of the date of such borrowing or such issuance that the conditions contained in this subsection 6.2 have been satisfied (including, to the extent provided herein, with respect to the initial Extension of Credit hereunder).
          Section 7. Affirmative Covenants. Each Credit Agreement Party hereby agrees that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or any Agent hereunder and under any Note and termination or expiration of all Letters of Credit (or the cash collateralization of or other provision for such Letters of Credit, in each case, in a manner reasonably satisfactory to the relevant Issuing Lender), it shall and shall cause its Subsidiaries to (it being understood that with respect to the delivery of financial information, reports and notices, delivery by one Loan Party of any such financial information, report or notice shall constitute delivery by each Loan Party and its Subsidiaries of the same such financial information, report or notice):

          7.1 Financial Statements. Furnish to the U.S. Administrative Agent for prompt delivery to each Lender (and the U.S. Administrative Agent agrees to make and so deliver such copies or otherwise make available such information):
     (a) as soon as available, but in any event not later than the fifth Business Day after the 90th day following the end of each Fiscal Year of the Parent Borrower ending on or after December 31, 2010, a copy of the audited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations, changes in common stockholders’ equity and cash flows for such year, setting forth in each case, in comparative form the figures for and as of the end of the previous Fiscal Year, certified without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants of nationally recognized standing reasonably acceptable to the U.S. Administrative Agent in its reasonable judgment (it being agreed that the furnishing of the Parent Borrower’s or RSC’s, as applicable, annual report on Form 10-K for such Fiscal Year, as filed with the Securities and Exchange Commission within the period provided above for delivery of financial statements, will satisfy the Parent Borrower’s obligation under this subsection 7.1(a) with respect to such Fiscal Year except with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit);
     (b) as soon as available, but in any event not later than the fifth Business Day after the 45th day following the end of each of the first three quarterly accounting periods of each Fiscal Year of the Parent Borrower, the unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of operations and cash flows of the Parent Borrower and its consolidated Subsidiaries for such quarter and the portion of the Fiscal Year through the end of such quarter, setting forth in each case, in comparative form the figures for and as of the corresponding periods of the previous Fiscal Year, certified by a Responsible Officer of the Parent Borrower as being fairly stated in all material respects (subject to normal year-end audit and other adjustments) (it being agreed that the furnishing of the Parent Borrower’s or RSC’s, as applicable, quarterly report on Form 10-Q for such quarter, as filed with the Securities and Exchange Commission within the period provided above for delivery of financial statements, will satisfy the Parent Borrower’s obligations under this subsection 7.1(b) with respect to such quarter);
     (c) as soon as available, but in any event not later than the fifth Business Day after the 30th day following the end of each month (other than any month that is the last month of a fiscal quarter), the unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited income statement of the Parent Borrower and its consolidated Subsidiaries for such month, setting forth in each case, in comparative form the figures for and as of the end of the corresponding month during the previous Fiscal Year; and

     (d) all such financial statements delivered pursuant to subsection 7.1(a) or (b) to be (and, in the case of any financial statements delivered pursuant to subsection 7.1(b) shall be certified by a Responsible Officer of the Parent Borrower as being) complete and correct in all material respects in conformity with GAAP and to be (and, in the case of any financial statements delivered pursuant to subsection 7.1(b) shall be certified by a Responsible Officer of the Parent Borrower as being) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of any financial statements delivered pursuant to subsection 7.1(b), for the absence of certain notes).
          7.2 Certificates; Other Information. Furnish to the U.S. Administrative Agent for delivery to each Lender (and the U.S. Administrative Agent agrees to make and so deliver such copies or otherwise make available such information):
     (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the audit necessary therefor no knowledge was obtained of any Default or Event of Default arising from a non-compliance with the provisions of subsection 8.1, except as specified in such certificate (which certificate may be limited to the extent required by accounting rules or guidelines);
     (b) concurrently with the delivery of the financial statements and reports referred to in subsections 7.1(a) and (b), a certificate signed by a Responsible Officer of each Credit Agreement Party (i) stating that, to the best of such Responsible Officer’s knowledge, each Credit Agreement Party and their respective Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate and (ii) setting forth the calculations required to determine compliance with all covenants set forth in subsection 8.1 (or if such compliance with such covenants is not at the time required, setting forth the calculations required to determine the Consolidated Leverage Ratio for the purposes of determining the Applicable Margin for RCF Loans);
     (c) as soon as available, but in any event not later than the fifth Business Day following the 90th day after the beginning of each Fiscal Year of the Parent Borrower thereafter, a copy of the annual business plan by the Parent Borrower of the projected operating budget (including consolidated balance sheets, income statements and statements of cash flows of the Parent Borrower and its Subsidiaries on an annual and, for the first year covered in such budget, quarterly basis) of the Parent Borrower, such practices subject to such adjustments as are reasonable in the good faith determination of the Parent Borrower, each such business plan to be accompanied by a certificate of a Responsible Officer of the Parent Borrower to the effect that such Responsible Officer believes such projections to have been prepared on the basis of reasonable assumptions at the time of preparation and delivery thereof;
     (d) within five (5) Business Days after the same are sent, copies of all financial statements and reports which any Credit Agreement Party sends to its public security holders, and within five Business Days after the same are filed, copies of all financial statements and periodic reports which any Credit Agreement Party may file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;
     (e) within five (5) Business Days after the same are filed, copies of all registration statements and any amendments and exhibits thereto, which Credit Agreement Party may file with the Securities and Exchange Commission or any successor or analogous Governmental Authority, and such other documents or instruments as may be reasonably requested by the U.S. Administrative Agent in connection therewith;
     (f) not later than 5:00 P.M. (New York time) on or before the tenth Business Day of each Fiscal Period of the Parent Borrower and its Subsidiaries (or (i) more frequently as the Parent Borrower may elect, (ii) upon the occurrence and continuance of an Event of Default, not later than Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day) or (iii) at any time the Available RCF Commitments are less than $100,000,000, on a bi-weekly basis), a borrowing base certificate setting forth the U.S. Borrowing Base, the Canadian Borrowing Base and the Total Borrowing Base (in each case with supporting calculations) substantially in the form of Exhibit I (each, a “Borrowing Base Certificate”), which shall be prepared as of the last Business Day of the immediately preceding Fiscal Period of the Parent Borrower and its Subsidiaries (or (x) such other applicable date in the case of clause (i) and (iii) above or (y) the previous Friday in the case of clause (ii) above) in the case of each subsequent Borrowing Base Certificate. Each such Borrowing Base Certificate shall include such supporting information as may be reasonably requested from time to time by the U.S. Administrative Agent;
     (g) at any time when the Parent Borrower has designated a Subsidiary an Immaterial Subsidiary, promptly following any request made by the U.S. Administrative Agent, but in any event not later than the fifth Business Day following any such request, any such financial information as the U.S. Administrative Agent may reasonably request to assure itself that any such Immaterial Subsidiary complies with the requirements set forth in the defined term “Immaterial Subsidiaries” in subsection 1.1 hereof, which financial information shall be certified by a Responsible Officer of the Parent Borrower as being complete and correct in all material respects; and
     (h) promptly, such additional financial and other information as any Agent or Lender may from time to time reasonably request.
          7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, including taxes, except (x) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings diligently conducted and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings or any of its Subsidiaries, as the case may be and (y) to the extent such failure to pay, discharge or otherwise satisfy the same could not reasonably be expected to have a Material Adverse Effect.
          7.4 Conduct of Business and Maintenance of Existence.Continue to engage in business of the same general type as conducted by Holdings and its Subsidiaries on the Closing Date, taken as a whole, and preserve, renew and keep in full force and effect its corporate, limited liability company or partnership (as the case may be) existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of Holdings and its Subsidiaries, taken as a whole, except as otherwise expressly permitted pursuant to subsection 8.5, provided that Holdings and its Subsidiaries shall not be required to maintain any such rights, privileges or franchises, if the failure to do so could not reasonably be expected to have a Material Adverse Effect; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
          7.5 Maintenance of Property; Insurance. (a) Keep all property useful and necessary in the business of Holdings and its Subsidiaries, taken as a whole, in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all property material to the business of Holdings and its Subsidiaries, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies of similar size engaged in the same or a similar business; furnish to the U.S. Administrative Agent, upon written request, information in reasonable detail as to the insurance carried; and ensure that at all times the U.S. Administrative Agent and/or the Canadian Administrative Agent, as applicable, shall be named as additional insureds with respect to liability policies and the U.S. Collateral Agent and/or the Canadian Collateral Agent, as applicable, shall be named as loss payee with respect to the casualty insurance maintained by each Borrower and Subsidiary Guarantor; provided that, unless an Event of Default or a Dominion Event shall have occurred and be continuing, (i) each Collateral Agent shall turn over to the Parent Borrower any amounts received by it as loss payee under any casualty insurance maintained by Holdings or its Subsidiaries, the disposition of such amounts to be subject to the provisions of subsection 4.4(b) and (ii) the Parent Borrower and/or the applicable Subsidiary Guarantor shall have the sole right to adjust or settle any claims under such insurance.
          (b) With respect to each property of the Parent Borrower and its Subsidiaries subject to a Mortgage:
     (i) If any portion of any such property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, the Parent Borrower shall maintain or cause to be maintained, flood insurance to the extent required by law.

     (ii) The Parent Borrower and each of its applicable Subsidiaries promptly shall comply with and conform to (i) all provisions of each insurance policy relating to each such property and (ii) all requirements of the insurers applicable to such party or to such property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of such property, except for such non-compliance or non-conformity as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Parent Borrower shall not use or permit the use of such property in any manner which would reasonably be expected to result in the cancellation of any insurance policy relating to such property or would reasonably be expected to void coverage required to be maintained with respect to such property pursuant to clause (a) of this subsection 7.5.
     (iii) If the Parent Borrower is in default of its obligations to insure or deliver any such prepaid policy or policies, the result of which could reasonably be expected to have a Material Adverse Effect, then the U.S. Administrative Agent, at its option upon ten (10) days’ written notice to the Parent Borrower, may effect such insurance from year to year at rates substantially similar to the rate at which the Parent Borrower or any Subsidiary had insured such property, and pay the premium or premiums therefore, and the Parent Borrower shall pay to the U.S. Administrative Agent on demand such premium or premiums so paid by the U.S. Administrative Agent with interest from the time of payment at a rate per annum equal to 2.00%.
     (iv) If such property, or any part thereof, shall be destroyed or damaged and the reasonably estimated cost thereof would exceed $2,000,000, the Parent Borrower shall give prompt notice thereof to the U.S. Administrative Agent. All insurance proceeds paid or payable in connection with any damage or casualty to any property shall be applied in the manner specified in subsection 7.5(a).
          7.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, complete and correct entries in conformity with GAAP and all material Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the U.S. Administrative Agent to visit and inspect any of its properties and examine and, to the extent reasonable, make abstracts from any of its books and records and to discuss the business, operations, properties and financial and other condition of such entity and its Subsidiaries with officers and employees of such entity and its Subsidiaries and with its independent certified public accountants, in each case at any reasonable time, upon reasonable notice, and as often as may reasonably be desired by the Administrative Agent. Each Borrower shall keep records of its Rental Fleet that are accurate and complete in all material respects and shall furnish the Agents with inventory reports respecting such Rental Fleet in form and detail reasonably satisfactory to the Agents and Lenders at such times as the Agents may reasonably request. Each Borrower shall, at such Borrowers’ expense, conduct a physical inventory of its serialized Rental Fleet no less frequently than annually or shall have in place a cycle counting (or perpetual verification) program designed to verify the physical existence of Rental Fleet in a manner that results in the verification of substantially the entire amount of the Rental Fleet over the course of a year and shall provide to the Agents a report based on each such physical inventory or program promptly after such physical inventory or after the applicable program year, as applicable, together with such supporting information as the U.S. Administrative Agent shall reasonably request. The U.S. Collateral Agent and the Canadian Collateral Agent may participate in and observe any such physical inventory or cycle counting, which participation shall be at the Borrowers’ expense regardless of whether an Event of Default then exists.
          (b) At reasonable times during normal business hours and upon reasonable prior notice that the U.S. Administrative Agent requests, independently of or in connection with the visits and inspections provided for in clause (a) above, the Parent Borrower and its Subsidiaries will grant access to the U.S. Administrative Agent (including employees of the U.S. Administrative Agent or any consultants, accountants, lawyers and appraisers retained by the U.S. Administrative Agent) to such Person’s premises, books, records, accounts and Rental Fleet so that (i) the U.S. Administrative Agent or an appraiser retained by the U.S. Administrative Agent may (A) conduct a Rental Fleet appraisal and (B) at any time when Eligible Inventory constitutes more than 5.0% of the Total Borrowing Base, an Inventory appraisal (provided that, unless an Event of Default exists and is continuing, only one such Inventory appraisal may be conducted at the Loan Parties’ expense in any calendar year) and (ii) the U.S. Administrative Agent may conduct (or engage third parties to conduct) such field examinations, verifications and evaluations (including environmental assessments) as the U.S. Administrative Agent may deem necessary or appropriate. Unless an Event of Default or Liquidity Event exists, or if previously approved by the Parent Borrower or one of its Subsidiaries, no environmental assessment by the U.S. Administrative Agent may include any sampling or testing of the soil, surface water or groundwater. All such Rental Fleet appraisals, field examinations and other verifications and evaluations shall be at the sole expense of the Loan Parties; provided that (i) the Administrative Agent may conduct at the expense of the Loan Parties no more than two (2) such Rental Fleet appraisals in any calendar year to the extent that the average Available RCF Commitments for the twelve (12) month period immediately prior to the commencement of any subsequent appraisal in such calendar year exceed $300,000,000, (y) three (3) such Rental Fleet appraisals in any calendar year to the extent that the average Available RCF Commitments for the twelve (12) month period immediately prior to the commencement of any subsequent appraisal in such calendar year are less than $300,000,000 and (z) four (4) such Rental Fleet appraisals in any calendar year to the extent that the average Available RCF Commitments for the twelve (12) month period immediately prior to the commencement of any subsequent appraisal in such calendar year are less than $200,000,000, (ii) the U.S. Administrative Agent may conduct at the expense of the Loan Parties no more than two (2) such field examinations in any calendar year and (iii) notwithstanding the limitations set forth in preceding clauses (i) and (ii), all such Rental Fleet appraisals, inventory appraisals and field examinations commenced at any time when an Event of Default or Liquidity Event exists shall be at the sole expense of the Loan Parties. All amounts chargeable to the applicable Borrowers under this subsection 7.6(b) shall constitute obligations that are secured by all of the applicable Collateral and shall be payable to the Agents hereunder.
          7.7 Notices. Promptly give notice to the U.S. Administrative Agent and each Lender of:
     (i) as soon as possible after a Responsible Officer of any Credit Agreement Party knows or reasonably should know thereof, the occurrence of any Default or Event of Default;

     (j) as soon as possible after a Responsible Officer of any Credit Agreement Party knows or reasonably should know thereof, any (i) default or event of default under any Contractual Obligation of any Credit Agreement Party or any of its Subsidiaries, other than as previously disclosed in writing to the Lenders, or (ii) litigation, investigation or proceeding which may exist at any time between any Credit Agreement Party or any of its Subsidiaries and any Governmental Authority, which in either case, could reasonably be expected to have a Material Adverse Effect;
     (k) as soon as possible after a Responsible Officer of any Credit Agreement Party knows or reasonably should know thereof, the occurrence of any default or event of default under any of the First Lien Last Out Note Documents, 2019 Senior Notes Documents, 2021 Senior Notes Documents or the 2014 Senior Note Documents;
     (l) as soon as possible after a Responsible Officer of any Credit Agreement Party knows or reasonably should know thereof, any litigation or proceeding affecting the Parent Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect;
     (m) the following events, as soon as possible and in any event within thirty (30) days after a Responsible Officer of any Credit Agreement Party or any of its Subsidiaries knows or reasonably should know thereof: (i) the occurrence or expected occurrence of any Reportable Event (or similar event) with respect to any Single Employer Plan (or Foreign Plan), a failure to make any required contribution to a Single Employer Plan, Multiemployer Plan or Foreign Plan, the creation of any Lien on the property of Holdings, its Subsidiaries or any Commonly Controlled Entity in favor of the PBGC, a Plan or a Foreign Plan or any withdrawal from, or the full or partial termination, Reorganization or Insolvency of, any Multiemployer Plan or Foreign Plan; (ii) the institution of proceedings or the taking of any other formal action by the PBGC, Holdings or any of its Subsidiaries or any Commonly Controlled Entity or any Multiemployer Plan which could reasonably be expected to result in the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan, Multiemployer Plan or Foreign Plan; provided, however, that no such notice will be required under clause (i) or (ii) above unless the event giving rise to such notice, when aggregated with all other such events under clause (i) or (ii) above, could be reasonably expected to result in a Material Adverse Effect; or (iii) the first occurrence of an Underfunding under a Single Employer Plan or Foreign Plan that exceeds 10% of the value of the assets of such Single Employer Plan or Foreign Plan, in each case, determined as of the most recent annual valuation date of such Single Employer Plan or Foreign Plan on the basis of the actuarial assumptions used to determine the funding requirements of such Single Employer Plan or Foreign Plan as of such date;
     (n) as soon as possible after a Responsible Officer of any Credit Agreement Party knows or reasonably should know thereof, (i) any release or discharge by the Parent Borrower or any of its Subsidiaries of any Materials of Environmental Concern required to be reported under applicable Environmental Laws to any Governmental Authority, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such release or discharge could not reasonably be expected to have a Material Adverse Effect; (ii) any condition, circumstance, occurrence or event not previously disclosed in writing to the U.S. Administrative Agent that would reasonably be expected to result in liability or expense under applicable Environmental Laws, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such condition, circumstance, occurrence or event could not reasonably be expected to have a Material Adverse Effect or could not reasonably be expected to result in the imposition of any Lien or other material restriction on the title, ownership or transferability of any facilities and properties owned, leased or operated by the Parent Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect; and (iii) any proposed action to be taken by the Parent Borrower or any of its Subsidiaries that could reasonably be expected to subject the Parent Borrower or any of its Subsidiaries to any material additional or different requirements or liabilities under Environmental Laws, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such proposed action could not reasonably be expected to have a Material Adverse Effect;
     (o) any loss, damage, or destruction to the Collateral in the amount of $50,000,000 or more, whether or not covered by insurance; and
     (p) any and all default notices received under or with respect to any leased location or public warehouse where Collateral, either individually or in the aggregate, in excess of $50,000,000 is located.
          Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Parent Borrower (and, if applicable, the relevant Commonly Controlled Entity or Subsidiary) setting forth details of the occurrence referred to therein and stating what action the Parent Borrower (or, if applicable, the relevant Commonly Controlled Entity or Subsidiary) proposes to take with respect thereto.
          7.8 Environmental Laws. (a) (i) Comply substantially with, and require substantial compliance by all tenants, subtenants, contractors, and invitees with, all applicable Environmental Laws; (ii) obtain, comply substantially with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (iii) require that all tenants, subtenants, contractors, and invitees obtain, comply substantially with and maintain any and all Environmental Permits necessary for their operations as conducted and as planned, with respect to any property leased or subleased from, or operated by the Parent Borrower or its Subsidiaries. For purposes of this subsection 7.8(a), noncompliance shall not constitute a breach of this covenant, provided that, upon learning of any actual or suspected noncompliance, the Parent Borrower and any such affected Subsidiary shall promptly undertake and diligently pursue reasonable efforts, if any, to achieve compliance, and provided, further, that in any case such noncompliance could not reasonably be expected to have a Material Adverse Effect.
          (b) Promptly comply, in all material respects, with all orders and directives of all Governmental Authorities regarding Environmental Laws, other than such orders or directives (i) as to which the failure to comply could not reasonably be expected to result in a Material Adverse Effect or (ii) as to which: (x) appropriate reserves have been established in accordance with GAAP; (y) an appeal or other appropriate contest is or has been timely and properly taken and is being diligently pursued in good faith; and (z) if the effectiveness of such order or directive has not been stayed, the failure to comply with such order or directive during the pendency of such appeal or contest could not reasonably be expected to give rise to a Material Adverse Effect.
          (c) Maintain, update as appropriate, and implement in all material respects an ongoing program reasonably designed to ensure that all the properties and operations of the Parent Borrower and its Subsidiaries are periodically reasonably reviewed by competent personnel to identify and promote compliance with and to reasonably and prudently manage any material Environmental Costs that would reasonably be expected to affect the Parent Borrower or any of its Subsidiaries, including compliance and liabilities relating to: discharges to air and water; acquisition, transportation, storage and use of Materials of Environmental Concern; waste disposal; species protection; and recordkeeping required under Environmental Laws. For the purposes of this subsection 7.8(c), the failure to maintain an environmental program shall not constitute an Event of Default (i) unless it could reasonably be expected to result in a Material Adverse Effect or (ii) if within ninety (90) days of receipt of a reasonable request from the U.S. Administrative Agent, Holdings and its Subsidiaries have taken reasonable and diligent steps to implement and maintain such a program in compliance with this subsection.
          7.9 New Subsidiaries; Additional Security; Further Assurances. (a) With respect to any owned real property or fixtures thereon, in each case with a purchase price or a fair market value at the time of acquisition of at least $2,000,000 (for this purpose treating any Sale and Leaseback Real Property that is owned by any Loan Party on the first anniversary of the Closing Date as a property acquired after the Closing Date and calculating the value thereof as of such first anniversary), in which any Loan Party acquires ownership rights at any time after the Closing Date, within 45 days notify the U.S. Administrative Agent of such occurrence and if the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, so requests promptly grant to the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, for the benefit of the applicable Lenders, a Lien of record on all such owned real property and fixtures, upon terms reasonably satisfactory in form and substance to the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, and in accordance with any applicable requirements of any Governmental Authority (including any required appraisals of such property under FIRREA); provided that (i) nothing in this subsection 7.9 shall defer or impair the attachment or perfection of any security interest in any Collateral covered by any of the Security Documents which would attach or be perfected pursuant to the terms thereof without action by Holdings, any of its Subsidiaries or any other Person, (ii) no such Lien shall be required to be granted as contemplated by this subsection 7.9 on any owned real property or fixtures the acquisition of which is financed, or is to be financed within any time period permitted by subsection 8.2(f) or (g), in whole or in part through the incurrence of Indebtedness permitted by subsection 8.2(f) or (g), until such Indebtedness is repaid in full (and not refinanced as permitted by subsection 8.2(f) or (g)) or, as the case may be, the Parent Borrower determines not to proceed with such financing or refinancing and (iii) any such mortgage by a Foreign Subsidiary shall not secure any U.S. Borrower’s or Canadian Finco’s obligations. In connection with any such grant to the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, for the benefit of the Lenders, of a Lien of record on any such real property in accordance with this subsection, the Parent Borrower or such Subsidiary shall deliver or cause to be delivered to the U.S. Collateral Agent any surveys, title insurance policies, environmental reports and other documents in connection with such grant of such Lien obtained by it in connection with the acquisition of such ownership rights in such real property or as the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, shall reasonably request (in light of the value of such real property and the cost and availability of such surveys, title insurance policies, environmental reports and other documents and whether the delivery of such surveys, title insurance policies, environmental reports and other documents would be customary in connection with such grant of such Lien in similar circumstances).
          (b) With respect to any Domestic Subsidiary (other than an Immaterial Subsidiary or a Subsidiary of a Foreign Subsidiary) created or acquired (including by reason of any Immaterial Subsidiary or Foreign Subsidiary Holdco ceasing to constitute the same) subsequent to the Closing Date by Holdings or any of its Domestic Subsidiaries (other than any Subsidiary of a Foreign Subsidiary), promptly notify the U.S. Administrative Agent of such occurrence and promptly (i) execute and deliver to the U.S. Collateral Agent for the benefit of the Lenders such amendments to the U.S. Guarantee and Collateral Agreement as the U.S. Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the U.S. Collateral Agent, for the benefit of the Lenders, a perfected first priority security interest (as and to the extent provided in the U.S. Guarantee and Collateral Agreement) in the Capital Stock of such new Domestic Subsidiary, (ii) deliver to the U.S. Collateral Agent the certificates (if any) representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the parent corporation (or other applicable entity) of such new Domestic Subsidiary, (iii) cause such new Domestic Subsidiary (A) to become a party to the U.S. Guarantee and Collateral Agreement and (B) to take all actions reasonably deemed by the U.S. Collateral Agent to be necessary or advisable to cause the Lien created by the U.S. Guarantee and Collateral Agreement in such new Domestic Subsidiary’s Collateral to be duly perfected in accordance with all applicable Requirements of Law (to the extent provided in the U.S. Guarantee and Collateral Agreement), including the filing of financing statements in such jurisdictions as may be reasonably requested by the U.S. Collateral Agent and (iv) to the extent requested by the U.S. Administrative Agent or, so long as such Domestic Subsidiary is a Wholly Owned Subsidiary, the Parent Borrower, cause such Domestic Subsidiary to execute and deliver to the U.S. Administrative Agent a Borrower Joinder Agreement (and thereby become a U.S. Borrower hereunder).
          (c) With respect to (x) any Foreign Subsidiary created or acquired subsequent to the Closing Date by the Parent Borrower or any of its Domestic Subsidiaries (other than Canadian Finco, an Immaterial Subsidiary or any Subsidiary of a Foreign Subsidiary), the Capital Stock of which is owned directly by the Parent Borrower or a Domestic Subsidiary (other than a Subsidiary of a Foreign Subsidiary), promptly notify the U.S. Administrative Agent of such occurrence and if the U.S. Administrative Agent or the Required Lenders so request (it being understood that if the U.S. Administrative Agent does not so request with respect to any such Foreign Subsidiary that it believes is or is likely to become material to the Parent Borrower and its Subsidiaries taken as a whole, it will provide notice to the Lenders thereof), promptly (i) execute and deliver to the U.S. Collateral Agent a new pledge agreement or such amendments to the U.S. Guarantee and Collateral Agreement as the U.S. Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the U.S. Collateral Agent, for the benefit of the Lenders, a perfected first priority security interest (as and to the extent provided in the U.S.

Guarantee and Collateral Agreement) in the Capital Stock of such new Foreign Subsidiary that is owned by the Parent Borrower or any of its Domestic Subsidiaries (other than any Subsidiary of a Foreign Subsidiary) (provided that in no event shall more than 65% of any class of voting Capital Stock (including for these purposes any investment deemed to be Capital Stock for U.S. tax purposes) of any such new Foreign Subsidiary be required to be so pledged to secure the direct obligations of any U.S. Borrower or Canadian Finco and, provided, further, that no such pledge or security shall be required with respect to any non-wholly owned Foreign Subsidiary to the extent that the grant of such pledge or security interest would violate the terms of any agreements under which the Investment by the Parent Borrower or any of its Subsidiaries was made therein) and (ii) to the extent reasonably deemed advisable by the U.S. Collateral Agent, deliver to the U.S. Collateral Agent the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent corporation (or other applicable entity) of such new Foreign Subsidiary and take such other action as may be reasonably deemed by the U.S. Collateral Agent to be necessary or desirable to perfect the U.S. Collateral Agent’s security interest therein; and (y) any Canadian Subsidiary (other than Canadian Finco or an Immaterial Subsidiary) created or acquired subsequent to the Closing Date by any Borrower or any Subsidiary Guarantor (i) to the extent requested by the U.S. Administrative Agent or, so long as such Canadian Subsidiary is a Wholly Owned Subsidiary, the Parent Borrower, cause such Canadian Subsidiary to execute and deliver to the U.S. Administrative Agent a Borrower Joinder Agreement (and thereby become a Canadian Borrower hereunder) and (ii) cause such new Canadian Subsidiary (1) to execute and deliver a Canadian Guarantee Agreement and Canadian Security Agreement with such amendments thereto as the Canadian Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the Canadian Collateral Agent, for the benefit of the Lenders, a perfected security interest (as and to the extent provided in the Canadian Security Agreement) in Collateral of such new Canadian Subsidiary and (2) to take all actions reasonably deemed by the Canadian Collateral Agent to be necessary or advisable to cause the Lien created by the Canadian Security Agreement in such new Canadian Subsidiary’s Collateral to be duly perfected (to the extent provided in the Canadian Security Agreement) in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Canadian Collateral Agent.
          (d) At its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument reasonably deemed by the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, to be necessary or desirable for the creation, perfection and priority and the continuation of the validity, perfection and priority of the foregoing Liens or any other Liens created pursuant to the Security Documents.
          (e) Notwithstanding anything to contrary in this Agreement, nothing in this subsection 7.9 shall require that any Loan Party grant a Lien with respect to any owned real property or fixtures in which such Subsidiary acquires ownership rights to the extent that the U.S. Administrative Agent, in its reasonable judgment, determines that the granting of such a Lien is impracticable.
          7.10 Maintenance of New York Process Agent. In the case of any Canadian Borrower, maintain in New York, New York or at such other location in the United States of

America as may be reasonably satisfactory to the U.S. Administrative Agent a Person acting as agent to receive on its behalf and on behalf of its property service of process and capable of discharging the functions of the New York Process Agent set forth in subsection 11.13(b).
          Section 8. Negative Covenants. Each of the Parent Borrower and its Subsidiaries hereby agrees (and with respect to subsection 8.16(c) Holdings hereby agrees) that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or any Agent hereunder and under any Note and termination or expiration of all Letters of Credit (or the cash collateralization or other provision for such Letters of Credit, in each case, in a manner reasonably satisfactory to the relevant Issuing Lender), the Parent Borrower and each such Subsidiary (and with respect to subsection 8.16(c), Holdings) shall not and shall not permit any of its Subsidiaries to, directly or indirectly:
          8.1 Financial Condition Covenants.
          (a) Consolidated Leverage Ratio. Upon the occurrence and during the continuance of a Liquidity Event, permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Parent Borrower ending during any period set forth below to exceed the ratio set forth below opposite such period below:

Fiscal Quarter	Consolidated
Ending	Leverage Ratio
March 31, 2011	5.25:1.00
June 30, 2011	5.25:1.00
September 30, 2011	5.25:1.00
December 31, 2011	5.00:1.00
March 31, 2012	5.00:1.00
June 30, 2012	5.00:1.00
September 30, 2012	5.00:1.00
December 31, 2012	4.75:1.00
March 31, 2013	4.75:1.00
June 30, 2013	4.75:1.00
September 30, 2013	4.75:1.00
December 31, 2013	4.50:1.00
March 31, 2014	4.50:1.00
June 30, 2014	4.50:1.00
September 30, 2014	4.50:1.00
December 31, 2014 and at all times thereafter	4.25:1.00.
          (b) Consolidated Fixed Charge Coverage Ratio. Upon the occurrence and during the continuance of a Liquidity Event, permit, for any period of four consecutive fiscal quarters of the Parent Borrower, the Consolidated Fixed Charge Coverage Ratio as at the last day of such period of four consecutive fiscal quarters to be less than 1.00 to 1.00.

          8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (including any Indebtedness of any of its Subsidiaries), except:
     (a) Indebtedness of the Parent Borrower and its Subsidiaries incurred pursuant to this Agreement and the other Loan Documents;
     (b) Indebtedness evidenced by the 2014 Senior Notes; provided that the aggregate principal amount of Indebtedness evidenced by 2014 Senior Notes at any time outstanding pursuant to this clause (b) shall not exceed $620,000,000 less any repayments of principal of Indebtedness theretofore outstanding pursuant to this clause (b);
     (c) Existing Indebtedness;
     (d) Indebtedness evidenced by the First Lien Last Out Notes; provided that (i) no Default or Event of Default shall exist at the time of, or after giving effect to, the issuance thereof, (ii) the terms and conditions of the First Lien Last Out Note Documents shall be reasonably satisfactory to the U.S. Administrative Agent (it being understood that the provisions of the First Lien Last Out Note Documents that are substantially similar to the corresponding provisions of the 2014 Senior Note Documents or the corresponding provisions of the First Lien Last Out Note Documents as in effect on the Closing Date shall be reasonably satisfactory to the U.S. Administrative Agent); provided that (i) in no event shall the final maturity date for the First Lien Last Out Notes be earlier than July 15, 2017 and (ii) the aggregate principal amount of Indebtedness evidenced by the First Lien Last Out Notes at any time outstanding pursuant to this clause (d) shall not exceed $700,000,000 less any repayments of principal of such Indebtedness theretofore outstanding pursuant to this clause (d);
     (e) Indebtedness evidenced by the 2019 Senior Notes; provided that the aggregate principal amount of Indebtedness evidenced by 2019 Senior Notes at any time outstanding pursuant to this clause (e) shall not exceed $200,000,000 less any repayments of principal of Indebtedness theretofore outstanding pursuant to this clause (e);
     (f) Indebtedness evidenced by the 2021 Senior Notes; provided that that the aggregate principal amount of Indebtedness evidenced by 2021 Senior Notes at any time outstanding pursuant to this clause (f) shall not exceed $650,000,000 less any repayments of principal of Indebtedness theretofore outstanding pursuant to this clause (f);
     (g) Indebtedness of (i) any Borrower (other than Canadian Finco) owing to any other Borrower (other than Canadian Finco) or Holdings, (ii) any Borrower (other than Canadian Finco) owing to any Subsidiary, (iii) any Qualified Subsidiary Guarantor owing to Holdings or any Borrower (other than Canadian Finco) or any other Qualified Subsidiary Guarantor, (iv) any Non-Guarantor Subsidiary owing to any Borrower (other than Canadian Finco) or any Subsidiary Guarantor if permitted pursuant to subsection

8.8 and (v) any Non-Guarantor Subsidiary owing to any other Non-Guarantor Subsidiary, so long as any such Indebtedness of any Loan Party owing to any Subsidiary that is not a Loan Party shall be subject to subordination provisions substantially in the form of Exhibit K;
     (h) Indebtedness of the Parent Borrower and any of its Subsidiaries incurred to finance or refinance the acquisition, leasing, construction or improvement of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) otherwise permitted pursuant to this Agreement, and any other Financing Leases, in an aggregate principal amount not exceeding $275,000,000 at any one time outstanding, provided that such amount shall be increased by an amount equal to $25,000,000 on (x) the first day of each Fiscal Year of Holdings (commencing with the Fiscal Year beginning January 1, 2013), so long as no Default or Event of Default shall have occurred and be continuing on any date on which such amount is to be increased or (y) such later date on which such Default or Event of Default shall have been cured;
     (i) (x) unsecured Indebtedness of the Parent Borrower and any of its Subsidiaries incurred to finance or refinance the purchase price of, or (y) Indebtedness of the Parent Borrower and any of its Subsidiaries assumed in connection with, any acquisition permitted by subsection 8.9;provided that (i) in the case of clause (x), such Indebtedness is incurred prior to, substantially simultaneously with or within six (6) months after such acquisition or in connection with a refinancing thereof, (ii) if such Indebtedness is owed to a Person other than the Person from whom such acquisition is made or any Affiliate thereof, (1) in the case of clause (x), such Indebtedness shall have terms and conditions reasonably satisfactory to the U.S. Administrative Agent and (2) in the case of clause (x) and (y), such Indebtedness shall not exceed 70% of the purchase price of such acquisition (including any Indebtedness assumed in connection with such acquisition) (or such greater percentage as shall be reasonably satisfactory to the U.S. Administrative Agent or, if any such purchase price shall be greater than $75,000,000, such greater percentage as shall be reasonably satisfactory to the Required Lenders), (iii) if such Indebtedness is being assumed under this paragraph (i), such Indebtedness shall not have been incurred by any party in contemplation of the acquisition permitted by subsection 8.9 and (iv) immediately after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing;
     (j) to the extent that any Indebtedness may be incurred or arise thereunder, Indebtedness of the Parent Borrower and its Subsidiaries under Interest Rate Protection Agreements (other than those entered into for speculative purposes) and under Permitted Hedging Arrangements;
     (k) to the extent that any Guarantee Obligation or other obligation permitted under subsection 8.4 constitutes Indebtedness, such Indebtedness;
     (l) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations and trade-related letters of credit, in each case provided in the ordinary course of business;

     (m) Indebtedness of the Parent Borrower or any of its Subsidiaries in respect of Sale and Leaseback Transactions permitted under subsection 8.11;
     (n) Indebtedness of the Parent Borrower or any of its Subsidiaries incurred to finance insurance premiums in the ordinary course of business;
     (o) Indebtedness arising from the honoring of a check, draft or similar instrument against insufficient funds; provided that such Indebtedness is extinguished within two (2) Business Days of its incurrence;
     (p) Indebtedness in respect of Financing Leases which have been funded solely by Investments of the Parent Borrower and its Subsidiaries permitted by subsection 8.8(l);
     (q) Indebtedness which represents an extension, refinancing, refunding, replacement or renewal of any of the Indebtedness described in paragraphs (b), (c), (d), (e), (f), (i), (q) and (u) of this subsection 8.2 hereof; provided that (i) the principal amount (or accreted value, if applicable) thereof (less any original issue discount, if applicable) does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, refunded, replaced or renewed, except by an amount equal to unpaid accrued interest and premium (including applicable prepayment penalties) thereon plus fees and expenses (including any underwriting discounts or commissions) reasonably incurred in connection therewith, (ii) any Liens securing such Indebtedness are limited to all or part of the same property (including, if required by the documentation evidencing such Indebtedness being extended, refinanced, refunded, replaced or renewed, after-acquired property of the same type) that secured the Indebtedness being extended, refinanced, refunded, replaced or renewed; provided that the total value of the collateral securing such Indebtedness incurred under this subsection 8.2(q) immediately following such incurrence shall not be materially greater than the value of the collateral securing the Indebtedness being extended, refinanced, refunded, replaced or renewed immediately prior to such extension, refinancing, refunding, replacement or renewal, (iii) no Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto, (iv) such extension, refinancing, refunding, replacement or renewal does not result in a shortening of the Weighted Average Life to Maturity of the Indebtedness so extended, refinanced, refunded, replaced or renewed, (v) such extension, refinancing, refunding, replacement or renewal does not have a final maturity that is earlier than the 91st day following the latest Maturity Date as of the date of such extension, refinancing, refunding, replacement or renewal and (vi) if the Indebtedness that is extended, refinanced, refunded, replaced or renewed was subordinated in right of payment to the obligations of any Loan Party hereunder and under the other Loan Documents, then the terms and conditions of the extension, refinancing, refunding, replacement or renewal Indebtedness must include subordination terms and conditions that are at least as favorable to the Lenders as those that were applicable to the extended, refinanced, refunded, replaced or renewed Indebtedness;

     (r) cash management obligations and other Indebtedness in respect of netting services, overdraft protections and similar arrangements in each case arising under standard business terms of any bank at which the Parent Borrower or Subsidiary maintains an overdraft, cash pooling or other similar facility or arrangement;
     (s) Indebtedness of Foreign Subsidiaries of the Parent Borrower not exceeding in aggregate principal amount at any time outstanding an amount equal to $50,000,000;
     (t) Indebtedness not otherwise permitted by the preceding paragraphs of this subsection 8.2 not exceeding $250,000,000 in aggregate principal amount at any one time outstanding; and
     (u) Permitted Junior Debt, so long as (i) all such Indebtedness is incurred in accordance with the requirements of the definition of Permitted Junior Debt, (ii) no Default or Event of Default exists at the time of the incurrence or issuance thereof or would result therefrom, (iii) 100% of the Net Cash Proceeds therefrom shall be used to finance acquisitions consummated in accordance with subsection 8.9(b) or (c), to repay, prepay or redeem outstanding Indebtedness (and pay any applicable premium and any accrued and unpaid interest and fees in connection therewith) or, to the extent the Payment Conditions have been met, for any purpose not prohibited under this Agreement and (v) the aggregate principal amount of Permitted Junior Debt (other than any such Permitted Junior Debt, 100% of the Net Cash Proceeds of which are applied to permanently repay Incremental Term Loans or RCF Loans (with a corresponding termination of the related RCF Commitments) in an amount not to exceed the aggregate amount of Incremental Term Loans and RCF Commitment Increases obtained pursuant to subsection 2.6) issued or incurred after the Closing Date pursuant to this clause (u) shall not, when added to the aggregate amount of Uncommitted Incremental Facilities obtained pursuant to subsection 2.6, exceed $400,000,000.
For purposes of determining compliance with this subsection 8.2, the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on customary currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) on or prior to the Closing Date, on the Closing Date and, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) after the Closing Date, on the date that such Indebtedness was incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness); provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount, as applicable, of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting or other discounts (including any original issue discount), premiums and other costs and expenses incurred in connection with such refinancing.

          8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following (Liens described below are herein referred to as “Permitted Liens”; provided, however, that no reference to a Permitted Lien herein, including any statement or provision as to the acceptability of any Permitted Lien, shall in any way constitute or be construed so as to postpone or subordinate any Liens or other rights of the Agents, the Lenders or any of them hereunder or arising under any other Loan Document in favor of such Permitted Lien):
     (a) Liens for taxes, assessments and similar charges not yet delinquent or the nonpayment of which in the aggregate could not reasonably be expected to have a Material Adverse Effect, or which are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves with respect thereto are maintained on the books of the Parent Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;
     (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and relating to obligations which are not overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings diligently conducted;
     (c) Liens of landlords or of mortgagees of landlords arising by operation of law or pursuant to the terms of real property leases, provided that the rental payments secured thereby are not yet due and payable;
     (d) pledges, deposits or other Liens in connection with workers’ compensation, unemployment insurance, other social security benefits or other insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);
     (e) Liens arising by reason of any judgment, decree or order of any court or other Governmental Authority, if appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order, are being diligently prosecuted and shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;
     (f) Liens to secure the performance of bids, trade contracts (other than for borrowed money), obligations for utilities, leases, statutory obligations, surety and appeal bonds, performance bonds, judgment and like bonds, replevin and similar bonds and other obligations of a like nature incurred in the ordinary course of business;
     (g) zoning restrictions, easements, rights-of-way, restrictions on the use of property, other similar encumbrances incurred in the ordinary course of business and minor irregularities of title, which do not materially interfere with the ordinary conduct of the business of the Parent Borrower and its Subsidiaries taken as a whole;
     (h) Liens securing or consisting of (i) Indebtedness of the Parent Borrower and its Subsidiaries permitted by subsection 8.2(h) incurred to finance or refinance the acquisition, leasing, construction or improvement of fixed or capital assets or

(ii) Indebtedness of the Parent Borrower and its Subsidiaries permitted by subsection 8.2(i) assumed in connection with any acquisition permitted by subsection 8.9, provided that (A) such Liens shall not be created in contemplation of the acquisition permitted by subsection 8.9 and shall be created no later than the later of the date of such acquisition or the date of the assumption of such Indebtedness and (B) such Liens do not at any time encumber any property other than the property financed or refinanced by such Indebtedness and, in the case of Indebtedness assumed in connection with any such acquisition, the total value of the collateral constituting such Liens immediately following such acquisition shall not be materially greater than the value of the collateral constituting such Liens immediately prior to such acquisition;
     (i) Liens existing on assets or properties at the time of the acquisition thereof by the Parent Borrower or any of its Subsidiaries which do not materially interfere with the use, occupancy, operation and maintenance of structures existing on the property subject thereto or extend to or cover any assets or properties of the Parent Borrower or such Subsidiary other than the assets or property being acquired;
     (j) Liens in existence on the Closing Date (including any Liens securing Existing Indebtedness) and listed on Schedule 8.3(j);
     (k) Liens securing Guarantee Obligations permitted under subsection 8.4(e) and subsection 8.4(l) (in the case of subsection 8.4(l), to the extent such Guarantee Obligations are in respect of Indebtedness secured by a Lien permitted under this subsection 8.3);
     (l) Liens created pursuant to the Security Documents;
     (m) any encumbrance or restriction (including put and call agreements) with respect to the Capital Stock of any joint venture or similar arrangement pursuant to the joint venture or similar agreement with respect to such joint venture or similar arrangement, provided that no such encumbrance or restriction affects in any way the ability of the Parent Borrower or any of its Subsidiaries to comply with subsection 7.9(b) or (c);
     (n) Liens on property subject to Sale and Leaseback Transactions permitted under subsection 8.11 and general intangibles related thereto;
     (o) Liens on Intellectual Property; provided that such Liens result from the granting of licenses in the ordinary course of business to or from any Person to use such Intellectual Property;
     (p) Liens on property (i) of any Subsidiary that is not a Loan Party and (ii) that does not constitute Collateral, which Liens secure Indebtedness of the applicable Subsidiary permitted under subsection 8.2, Guarantee Obligations of the applicable Subsidiary permitted under subsection 8.4 or other liabilities or obligations of the applicable Subsidiary not prohibited by this Agreement;

     (q) Liens securing or consisting of Indebtedness permitted by subsection 8.2(d) and any refinancing, extensions and replacements thereof otherwise permitted under this Agreement; provided that (1) such Liens do not apply to any asset other than Collateral that is subject to a Lien granted under a U.S. Security Document to secure the “Obligations” as defined in the U.S. Guarantee and Collateral Agreement, (2) the First Lien Last Out Notes shall not be secured by any assets of the Canadian Loan Parties and (3) all such Liens shall be subject to the terms and provisions of the Intercreditor Agreement or another intercreditor agreement that is no less favorable to the Secured Parties than the Intercreditor Agreement (except as otherwise agreed to by the Administrative Agent);
     (r) Liens securing or consisting of Indebtedness permitted by subsection 8.2(u) and any refinancing, extensions and replacements thereof otherwise permitted under this Agreement; provided that (1) such Liens do not apply to any asset other than Collateral that is subject to either a Lien granted under a U.S. Security Document to secure the “Obligations” as defined in the U.S. Guarantee and Collateral Agreement or a Lien granted under a Canadian Security Document to secure the “Obligations” as defined in the Canadian Security Agreement and (2) all such Liens shall be subject to the terms and provisions of a Permitted Junior Debt Intercreditor Agreement (or, to the extent that such Indebtedness constitutes First Lien Last Out Notes (as defined in the Intercreditor Agreement), the Intercreditor Agreement); provided, further, that no such Liens granted by a Foreign Subsidiary shall secure any such Indebtedness incurred by a U.S. Loan Party;
     (s) Liens on property of any Foreign Subsidiary of the Parent Borrower securing Indebtedness of such Subsidiary permitted by subsection 8.2(s);
     (t) Liens (i) that are contractual rights of set-off, (ii) relating to purchase orders and other agreements entered into with customers or suppliers of the Parent Borrower or any Subsidiary in the ordinary course of business or (iii) in favor of financial institutions encumbering deposits or other amounts (including the right of set-off) which are within the general parameters customary in the banking industry;
     (u) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods; and
     (v) Liens not otherwise permitted hereunder, all of which Liens permitted pursuant to this subsection 8.3(v) secure obligations not exceeding $50,000,000 in aggregate amount at any time outstanding.
          8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:
     (a) Guarantee Obligations in existence on the Closing Date and listed in Schedule 8.4(a), and any refinancings, refundings, extensions or renewals thereof, provided that the amount of such Guarantee Obligation shall not be increased at the time of such refinancing, refunding, extension or renewal except to the extent that the amount of Indebtedness in respect of such Guarantee Obligations is permitted to be increased by subsection 8.2(q);
     (b) Guarantee Obligations for performance, bid, appeal, judgment, replevin and similar bonds and suretyship arrangements, all in the ordinary course of business;
     (c) Guarantee Obligations in respect of indemnification and contribution agreements expressly permitted by subsection 8.10(iv) or similar agreements by the Parent Borrower;
     (d) Reimbursement Obligations in respect of the Letters of Credit or reimbursement obligations in respect of any other letters of credit permitted under subsection 8.2;
     (e) Guarantee Obligations in respect of third-party loans and advances to officers or employees of Holdings or any of its Subsidiaries (i) for travel and entertainment expenses incurred in the ordinary course of business, (ii) for relocation expenses incurred in the ordinary course of business, or (iii) for other purposes in an aggregate amount so long as all Guarantee Obligations incurred under this paragraph (e), together with the aggregate amount of all Investments permitted under subsection 8.8(e) (other than clause (iv) thereof), does not exceed $5,000,000 outstanding at any time;
     (f) obligations to insurers required in connection with worker’s compensation and other insurance coverage incurred in the ordinary course of business;
     (g) obligations of the Parent Borrower and its Subsidiaries under any Interest Rate Protection Agreements (other than those entered into for speculative purposes) or under Permitted Hedging Arrangements;
     (h) Guarantee Obligations incurred in connection with acquisitions permitted under subsection 8.9, provided that if any such Guarantee Obligation inures to the benefit of any Person other than the Person from whom such acquisition is made or any Affiliate thereof, such Guarantee Obligation shall not exceed, with respect to any such acquisition, 70% of the purchase price of such acquisition (including any Indebtedness assumed in connection with such acquisition) (or such greater percentage as shall be reasonably satisfactory to the U.S. Administrative Agent or, if any such purchase price shall be greater than $75,000,000, such greater percentage as shall be reasonably satisfactory to the Required Lenders);
     (i) guarantees made by the Parent Borrower or any of its Subsidiaries of obligations of the Parent Borrower or any of its Subsidiaries (other than any Indebtedness outstanding pursuant to subsections 8.2(b), (c), (d), (e), (f), (m), (s) and (u)) which obligations are otherwise permitted under this Agreement;
     (j) Guarantee Obligations in connection with sales or other dispositions permitted under subsection 8.6, including indemnification obligations with respect to leases, and guarantees of collectability in respect of accounts receivable or notes receivable for up to face value;
     (k) Guarantee Obligations incurred pursuant to the U.S. Guarantee and Collateral Agreement or any Canadian Security Document or otherwise in respect of Indebtedness permitted by subsection 8.2(a);
     (l) Guarantee Obligations in respect of Indebtedness permitted pursuant to subsections 8.2(b), (c), (d), (e), (f) and (u), provided that (x) if any such Indebtedness is subordinated in right of payment to the obligations of any Loan Party hereunder and under the other Loan Documents, then any corresponding Guarantee Obligations are subordinated to Indebtedness outstanding pursuant to this Agreement and other Loan Documents to substantially the same extent, (y) Guarantee Obligations in respect of any Indebtedness permitted pursuant to subsections (b), (d), (e), (f) and (u) shall be permitted only so long as such Guarantee Obligations are incurred only by Guarantors or Borrowers (provided that no Foreign Subsidiaries may incur any such Guarantee Obligations in respect of Indebtedness of a U.S. Loan Party) and (z) Guarantee Obligations in respect of Existing Indebtedness permitted pursuant to subsection 8.2(c) and set forth on Schedule D shall be permitted to the extent no additional guarantors of such Indebtedness are added following the Closing Date;
     (m) accommodation guarantees for the benefit of trade creditors of the Parent Borrower or any of its Subsidiaries in the ordinary course of business;
     (n) Guarantee Obligations in respect of Indebtedness or other obligations of a Person in connection with a joint venture or similar arrangement in respect of which no other co-investor or other Person has a greater legal or beneficial ownership interest than the Parent Borrower or any of its Subsidiaries, and as to all of such Persons does not at any time exceed $20,000,000 in aggregate principal amount; provided that such amount shall be reduced by the aggregate amount of Investments permitted by subsection 8.8(k); and
     (o) Guarantee Obligations of the Parent Borrower and its Subsidiaries in respect of Indebtedness of Foreign Subsidiaries incurred pursuant to subsection 8.2(s); provided that the aggregate amount of such Guarantee Obligations outstanding pursuant to this clause (o), when aggregated with (i) all dividends made pursuant to subsection 8.7(j), (ii) all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment) outstanding pursuant to subsections 8.8(k) and (o), (iii) all cash consideration paid in respect of acquisitions pursuant to subsection 8.9(b)(iv) and (iv) all optional prepayments made pursuant to subsection 8.13(d) do not at any time exceed $100,000,000.
          8.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

     (a) any Subsidiary of the Parent Borrower may be merged, consolidated or amalgamated with or into the Parent Borrower (provided that the Parent Borrower shall be the continuing or surviving corporation) or with or into any one or more Wholly Owned Subsidiaries of the Parent Borrower (provided that the Wholly Owned Subsidiary or Subsidiaries of the Parent Borrower shall be the continuing or surviving entity); provided that if such merger or consolidation constitutes a transfer of all or substantially all of the assets of any Loan Party, (1) the continuing or surviving entity shall be a Loan Party, or (2) at the time of such merger, consolidation or amalgamation, the Payment Conditions are satisfied;
     (b) any Subsidiary of the Parent Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Parent Borrower or any Wholly Owned Subsidiary of the Parent Borrower (and, in the case of a non-Wholly Owned Subsidiary, may be liquidated to the extent the Parent Borrower or any Wholly Owned Subsidiary which is a direct parent of such non-Wholly Owned Subsidiary receives a pro rata distribution of the assets thereof); provided that if any Borrower so disposes of all or substantially all of its assets, either (A) such Borrower shall, simultaneously with such disposition, (1) repay in full all outstanding Loans made to it against assets contributed by it to the Borrowing Base and (2) terminate its right to borrow hereunder or (B) the transferee of such assets shall be a Borrower; provided, further, that (x) if the Subsidiary that disposes of any or all of its assets is a Loan Party, (1) the transferee of such assets shall be a Loan Party, or (2) at the time of such disposition, the Payment Conditions are satisfied; and
     (c) as expressly permitted by subsection 8.6.
          8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer, license, abandon or otherwise dispose of any of its property, business or assets (including receivables and leasehold interests) (other than leases or rentals of revenue earning equipment in the ordinary course of business), whether now owned or hereafter acquired, or, in the case of any Subsidiary of Holdings, issue or sell any shares of such Subsidiary’s Capital Stock, to any Person other than, subject to any applicable limitations set forth in subsection 8.5, Holdings or any Wholly Owned Subsidiary of Holdings, except:
     (a) the sale or other Disposition of obsolete, worn out or surplus property, whether now owned or hereafter acquired, in the ordinary course of business;
     (b) the sale or other Disposition of any Inventory or Rental Fleet in the ordinary course of business;
     (c) the sale or discount without recourse of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable into or for notes receivable, in each case in connection with the compromise or collection thereof; provided that, in the case of any Foreign Subsidiary of the Parent Borrower, any such sale or discount may be with recourse if such sale or discount is consistent with customary practice in such Foreign Subsidiary’s country of business;

     (d) as permitted by subsection 8.5(b) or 8.5(c) and pursuant to Sale and Leaseback Transactions permitted by subsection 8.11;
     (e) subject to any applicable limitations set forth in subsection 8.5, Dispositions of any assets or property (i) among the Qualified Loan Parties and (ii) among the Non-Guarantor Subsidiaries;
     (f) (i) the abandonment or other Disposition of patents, trademarks or other Intellectual Property that are, in the reasonable judgment of the Parent Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Parent Borrower and its Subsidiaries taken as a whole and (ii) licensing of Intellectual Property in the ordinary course of business;
     (g) any Disposition by the Parent Borrower or any of its Subsidiaries, provided that (i) the Net Cash Proceeds of each such Disposition do not exceed $10,000,000 and (ii) the aggregate Net Cash Proceeds of all Dispositions in any Fiscal Year made pursuant to this paragraph (g) do not exceed $20,000,000;
     (h) any other Asset Sales by the Parent Borrower or any of its Subsidiaries the Net Cash Proceeds of which other Asset Sales do not exceed $100,000,000 in the aggregate after the Closing Date, provided that in the case of any such Asset Sale, an amount equal to 100% of the Net Cash Proceeds of such Dispositions less the Reinvested Amount is applied in accordance with subsection 4.4(b);
     (i) any involuntary Disposition due to casualty or condemnation; and
     (j) any Disposition set forth on Schedule 8.6(j).
          8.7 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Parent Borrower or options, warrants or other rights to purchase common stock of the Parent Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Parent Borrower or any of its Subsidiaries or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution (other than distributions payable solely in common stock of the Parent Borrower or options, warrants or other rights to purchase common stock of the Parent Borrower) in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Parent Borrower or any of its Subsidiaries, except that:
     (a) any Subsidiary of the Parent Borrower may pay dividends or return capital or make distributions and other similar payments with regard to its Capital Stock to the Parent Borrower or to a Wholly-Owned Subsidiary of the Parent Borrower which owns equity therein;
     (b) any non-Wholly-Owned Subsidiary of the Parent Borrower may pay dividends or return capital or make distributions and other similar payments to its shareholders generally so long as the Parent Borrower or its respective Subsidiary which owns the Capital Stock in the Subsidiary paying such dividends or returning such capital or making such distributions and other similar payments receives at least its proportionate share thereof (based upon its relative holding of the Capital Stock in the Subsidiary paying such dividends or returning such capital or making such distributions and other similar payments and taking into account the relative preferences, if any, of the various classes of Capital Stock of such Subsidiary);
     (c) the Parent Borrower and any of its Subsidiaries may pay cash dividends in an amount sufficient to allow any Parent Entity to pay expenses (other than taxes) incurred in the ordinary course of business, provided that, if any Parent Entity shall own any material assets other than the Capital Stock of Holdings or another Parent Entity or other assets relating to the ownership interest of such Parent Entity in another Parent Entity, the Parent Borrower or Subsidiaries of the Parent Borrower, such cash dividends with respect to such Parent Entity shall be limited to the reasonable and proportional share, as determined by the Parent Borrower in its reasonable discretion, of such expenses incurred by such Parent Entity relating or allocable to its ownership interest in the Parent Borrower or another Parent Entity and such other related assets;
     (d) the Parent Borrower and any of its Subsidiaries may pay cash dividends in an amount sufficient to cover reasonable and necessary expenses (including professional fees and expenses) (other than taxes) incurred by any Parent Entity in connection with (i) registration, public offerings and exchange listing of equity or debt securities and maintenance of the same, (ii) compliance with reporting obligations under, or in connection with compliance with, federal or state laws or under this Agreement or any of the other Loan Documents and (iii) indemnification and reimbursement of directors, officers and employees in respect of liabilities relating to their serving in any such capacity, or obligations in respect of director and officer insurance (including premiums therefor), provided that, in the case of sub-clause (i) above, if any Parent Entity shall own any material assets other than the Capital Stock of Holdings or another Parent Entity or other assets relating to the ownership interest of such Parent Entity in another Parent Entity, Holdings or its Subsidiaries, with respect to such Parent Entity such cash dividends shall be limited to the reasonable and proportional share, as determined by the Parent Borrower in its reasonable discretion, of such expenses incurred by such Parent Entity relating or allocable to its ownership interest in another Parent Entity, Holdings and such other assets;
     (e) the Parent Borrower and any of its Subsidiaries may pay, without duplication, cash dividends (i) pursuant to the Tax Sharing Agreement and (ii) to pay or permit any Parent Entity to pay any Related Taxes;
     (f) the Parent Borrower and any of its Subsidiaries may pay cash dividends in an amount sufficient to allow any Parent Entity to repurchase shares of its Capital Stock or rights, options or units in respect thereof from any Management Investors or former Management Investors (or any of their respective heirs, successors, assigns, legal representatives or estates), or as otherwise contemplated by any Management Subscription Agreements, for an aggregate purchase price not to exceed $10,000,000; provided that such amount shall be increased by (i) an amount equal to $2,500,000 on each anniversary of the Closing Date, commencing on the first anniversary of the Closing Date and (ii) an amount equal to the proceeds to the Parent Borrower (whether received by it directly or from a Parent Entity or applied to pay Parent Entity Expenses) of any resales or new issuances of shares and options to any Management Investors, at any time after the Closing Date, together with the aggregate amount of deferred compensation owed by the Parent Borrower or any of its Subsidiaries to any Management Investor that shall thereafter have been cancelled, waived or exchanged at any time after the initial issuances to any thereof in connection with the grant to such Management Investor of the right to receive or acquire shares of Holdings’ or any Parent Entity’s Capital Stock;
     (g) the Parent Borrower and any of its Subsidiaries may pay cash dividends in an amount sufficient to allow any Parent Entity to pay all fees and expenses incurred in connection with the Transaction, and to allow Holdings to perform its obligations under or in connection with the Loan Documents to which it is a party;
     (h) in addition to the foregoing dividends, the Parent Borrower and any of its Subsidiaries may pay additional dividends, payments and distributions not otherwise permitted pursuant to this subsection 8.7; provided that, at the time such dividend, payment or distribution is made the Payment Conditions are satisfied;
     (i) the Parent Borrower and any of its Subsidiaries may pay dividends in an amount sufficient to allow any Parent Entity to pay all fees, expenses, purchase price adjustments and other obligations incurred pursuant to the Recapitalization Agreement as in effect on November 26, 2006 or the Indemnification Agreement (as defined in the Recapitalization Agreement) as in effect on November 26, 2006; and
     (j) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Parent Borrower and any of its Subsidiaries may pay cash dividends; provided that the aggregate amount of such dividends pursuant to this clause (j), when aggregated with (i) all Guarantee Obligations outstanding pursuant to subsection 8.4(o), (ii) all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) outstanding pursuant to paragraphs 8.8(k) and (o), (iii) all cash consideration paid in respect of acquisitions pursuant to paragraph 8.9(b)(iv) and (iv) all optional prepayments made pursuant to subsection 8.13(d), do not at any time exceed $100,000,000.
          8.8 Limitation on Investments, Loans and Advances.Make any advance,loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment, in cash or by transfer of assets or property, in (each an “Investment”), any Person, except:
     (a) extensions of trade credit in the ordinary course of business;
     (b) Investments in cash and Cash Equivalents;

     (c) Investments existing on the Closing Date and described in Schedule 8.8(c), setting forth the respective amounts of such Investments as of a recent date;
     (d) Investments in notes receivable and other instruments and securities obtained in connection with transactions permitted by subsection 8.6(c);
     (e) loans and advances to officers, directors or employees of Holdings or any of its Subsidiaries (i) in the ordinary course of business for travel and entertainment expenses, (ii) for relocation expenses in the ordinary course of business or (iii) made for other purposes in an aggregate amount so long as all such Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) pursuant to this paragraph (e) (other than clause (iv) hereof), together with the aggregate amount of all Guarantee Obligations permitted pursuant to subsection 8.4(e), does not exceed $5,000,000 outstanding at any time and (iv) relating to indemnification or reimbursement of any officers, directors or employees in respect of liabilities relating to their serving in any such capacity or as otherwise specified in subsection 8.10;
     (f) (i) Investments by any Qualified Loan Party in any other Qualified Loan Party, (ii) Investments by any Non-Guarantor Subsidiary in any other Non-Guarantor Subsidiary, (iii) Investments by Canadian Finco in RSC Canada consisting of intercompany loans made by Canadian Finco to RSC Canada and (iv) Investments in Holdings in amounts and for purposes for which dividends are permitted under subsection 8.7;
     (g) acquisitions expressly permitted by subsection 8.9;
     (h) Investments of the Parent Borrower and its Subsidiaries under Interest Rate Protection Agreements (other than those entered into for speculative purposes) or under Permitted Hedging Arrangements;
     (i) Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or otherwise described in subsection 8.3(c), (d) or (f);
      (j) Investments representing non-cash consideration received by the Parent Borrower or any of its Subsidiaries in connection with any Asset Sale, provided that in the case of any Asset Sale permitted under subsection 8.6(g) or (h), such non-cash consideration constitutes not more than 25% of the aggregate consideration received in connection with such Asset Sale and any such non-cash consideration received by the Parent Borrower or any other Loan Party is pledged to the applicable Collateral Agent, for the benefit of the Lenders, pursuant to the Security Documents;
     (k) Investments by the Parent Borrower or any of its Subsidiaries in a Person in connection with a joint venture or similar arrangement in respect of which no other co-investor or other Person has a greater legal or beneficial ownership interest than the Parent Borrower or such Subsidiary; provided that (i) the aggregate amount of such

Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) outstanding pursuant to this paragraph (k), when aggregated with (A) all Guarantee Obligations outstanding pursuant to subsection 8.4(o), (B) all cash dividends paid pursuant to subsection 8.7(j), (C) all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) outstanding pursuant to paragraph (o) of this subsection 8.8, (D) all cash consideration paid in respect of acquisitions pursuant to paragraph 8.9(b)(iv) and (E) all optional prepayments made pursuant to subsection 8.13(d), do not exceed $100,000,000 in the aggregate, (ii) the aggregate amount of Investments (determined as the amount originally advanced, loans or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loans or otherwise invested) pursuant to this paragraph (k), when aggregated with all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) in Persons that are organized outside of the United States and Canada pursuant to paragraph (o) of this subsection 8.8 and all acquisitions pursuant to clauses (b)(iii) and (b)(iv) of subsection 8.9 in Persons that are organized (or assets that are located) outside of the United States and Canada shall not exceed $50,000,000 and (iii) the Parent Borrower or such Subsidiary complies with the provisions of subsections 7.9(b) and (c) hereof, if applicable, with respect to such ownership interest;
     (l) Investments in industrial development or revenue bonds or similar obligations secured by assets leased to and operated by the Parent Borrower or any of its Subsidiaries that were issued in connection with the financing of such assets, so long as the Parent Borrower or any such Subsidiary may obtain title to such assets at any time by optionally canceling such bonds or obligations, paying a nominal fee and terminating such financing transaction;
     (m) Investments representing evidences of Indebtedness, securities or other property received from another Person by the Parent Borrower or any of its Subsidiaries in connection with any bankruptcy proceeding or other reorganization of such other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange for evidences of Indebtedness, securities or other property of such other Person held by the Parent Borrower or any of its Subsidiaries; provided that any such securities or other property received by the Parent Borrower or any other Loan Party is pledged to the applicable Collateral Agent, for the benefit of the Lenders, pursuant to the Security Documents;
     (n) Investments not otherwise permitted by the other clauses of this subsection 8.8; provided that at the time such Investments are made the Payment Conditions are satisfied; and
     (o) other Investments; provided that (i) the aggregate amount of such Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) outstanding pursuant to this paragraph (o), when aggregated with (A) all Guarantee Obligations outstanding pursuant to subsection 8.4(o), (B) all cash dividends paid pursuant to subsection 8.7(j), (C) all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) pursuant to paragraph (k) of this subsection 8.8, (D) all cash consideration paid in respect of acquisitions pursuant to paragraph 8.9(b)(iv) and (E) all optional prepayments made pursuant to subsection 8.13(d), do not at any time exceed $100,000,000 in the aggregate and (ii) the aggregate amount of Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) in Persons that are organized outside of the United States and Canada pursuant to this paragraph (o), when aggregated with all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) pursuant to paragraph (k) of this subsection 8.8 and all acquisitions pursuant to paragraphs (b)(iii) and (b)(iv) of subsection 8.9 in Persons that are organized (or assets that are located) outside of the United States and Canada, shall not exceed $50,000,000.
          8.9 Limitations on Certain Acquisitions. Acquire by purchase or otherwise all the business or assets of, or stock or other evidences of beneficial ownership of, any Person, except that the Parent Borrower and its Subsidiaries shall be allowed to make any such acquisitions so long as:
          (a) such acquisition is expressly permitted by subsection 8.5(a) or (b); or
          (b) the aggregate consideration paid by the Parent Borrower and its Subsidiaries for such acquisition (including cash and indebtedness incurred or assumed in connection with such acquisition) consists solely of any combination of:
          (i) Capital Stock of any Parent Entity or Holdings; and/or
          (ii) cash in an amount equal to the Net Cash Proceeds from the sale or issuance of Capital Stock of any Parent Entity or Holdings which amount is contributed to the Parent Borrower within ninety (90) days prior to the date of the relevant acquisition (and is not a Specified Equity Contribution); and/or
          (iii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, cash, other property (excluding cash and other property covered in clauses (i), (ii) and (iv) of this subsection 8.9(b)) and Indebtedness (whether incurred or assumed); provided that (i) the aggregate amount of such cash consideration, other property and Indebtedness (net (without duplication of any amounts netted pursuant to paragraph (b)(iv) below) of any increase in the Available RCF Commitments attributable to the purchase of revenue earning equipment in connection with such acquisition) paid pursuant to this clause (b)(iii) does not exceed $200,000,000 in the aggregate and (ii) the aggregate consideration paid in respect of acquisitions of Persons that are organized (or assets that are located) outside of the United States and

Canada pursuant to this paragraph (b)(iii) and paragraph (b)(iv) below, when aggregated with all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) pursuant to paragraph (k) of subsection 8.8 and all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) in Persons that are organized outside of the United States and Canada pursuant to paragraph (o) of subsection 8.8, shall not exceed $50,000,000; and/or
          (iv) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, cash, other property (excluding cash and other property covered in clauses (i), (ii) and (iii) of this subsection 8.9(b)) and Indebtedness (whether incurred or assumed); provided that (i) the aggregate amount of such cash consideration, other property and Indebtedness (net (without duplication of any amounts netted pursuant to paragraph (b)(iii) above) of any increase in the Available RCF Commitments attributable to the purchase of revenue earning equipment in connection with such acquisition) paid pursuant to this clause (b)(iv), when aggregated with (A) all Guarantee Obligations outstanding pursuant to subsection 8.4(o), (B) all cash dividends paid pursuant to subsection 8.7(j), (C) all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) pursuant to paragraphs 8.8(k) and (o) and (D) all optional prepayments made pursuant to subsection 8.13(d), does not exceed $100,000,000 in the aggregate and (ii) the aggregate consideration paid in respect of acquisitions of Persons that are organized (or assets that are located) outside of the United States and Canada pursuant to this paragraph (b)(iv) and paragraph (b)(iii) above, when aggregated with all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) pursuant to paragraph (k) subsection 8.8 and all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the amount originally advanced, loaned or otherwise invested) in Persons that are organized outside of the United States and Canada pursuant to paragraph (o) of subsection 8.8, shall not exceed $50,000,000; or
          (c) the Payment Conditions shall have been satisfied;
provided, further, that in the case of each such acquisition pursuant to paragraphs (a), (b) and (c) of this subsection 8.9, after giving effect thereto, no Default or Event of Default shall occur as a result of such acquisition.
          8.10 Limitation on Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement and (b) upon terms no less favorable to Holdings or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate; provided that nothing contained in this subsection 8.10 shall be deemed to prohibit:

     (i) Holdings or any of its Subsidiaries from entering into or performing any consulting, management or employment agreements or other compensation arrangements with a director, officer or employee of Holdings or any of its Subsidiaries that provides for annual aggregate base compensation not in excess of $1,500,000 for each such director, officer or employee;
     (ii) Holdings or any of its Subsidiaries from entering into or performing an agreement with the Sponsor or any Affiliate of the Sponsor for the rendering of management consulting, monitoring or financial advisory services for compensation not to exceed in the aggregate $6,000,000 per year plus reasonable out-of-pocket expenses;
     (iii) the payment of transaction expenses in connection with this Agreement;
     (iv) Holdings or any of its Subsidiaries from entering into, making payments pursuant to and otherwise performing an indemnification and contribution agreement in favor of any Permitted Holder and each person who is or becomes a director, officer, agent or employee of Holdings or any of its Subsidiaries, in respect of liabilities (A) arising under the Securities Act, the Exchange Act and any other applicable securities laws or otherwise, in connection with any offering of securities by any Parent Entity (provided that, if such Parent Entity shall own any material assets other than the Capital Stock of Holdings or another Parent Entity, or other assets relating to the ownership interest of such Parent Entity in Holdings or another Parent Entity, such liabilities shall be limited to the reasonable and proportional share, as determined by the Parent Borrower in its reasonable discretion, of such liabilities relating or allocable to the ownership interest of such Parent Entity in Holdings or another Parent Entity and such other related assets) or Holdings or any of its Subsidiaries, (B) incurred to third parties for any action or failure to act of Holdings or any of its Subsidiaries, predecessors or successors, (C) arising out of the performance by the Sponsor or any Affiliate of the Sponsor of management consulting, monitoring or financial advisory services provided to Holdings or any of its Subsidiaries, (D) arising out of the fact that any indemnitee was or is a director, officer, agent or employee of Holdings or any of its Subsidiaries, or is or was serving at the request of any such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise or (E) to the fullest extent permitted by Delaware or other applicable state law, arising out of any breach or alleged breach by such indemnitee of his or her fiduciary duty as a director or officer of Holdings or any of its Subsidiaries;
     (v) Holdings or any of its Subsidiaries from performing any agreements or commitments with or to any Affiliate existing on the Closing Date and described on Schedule 8.10(v);
     (vi) any transaction permitted under subsection 8.4(c), 8.4(e), 8.5, 8.7, 8.8(e) or 8.8(f) and any transaction between Holdings, any Borrower and any of the Qualified Loan Parties; and
     (vii) Holdings or any of its Subsidiaries from performing its obligations under the Tax Sharing Agreement.

For purposes of this subsection 8.10, any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in clause (b) of the first sentence hereof if (i) such transaction is approved by a majority of the Disinterested Directors of the board of directors of any Parent Entity, Holdings, the Parent Borrower or any of its Subsidiaries, or (ii) in the event that at the time of any such transaction, there are no Disinterested Directors serving on the board of directors of any Parent Entity, Holdings, the Parent Borrower or such Subsidiary, such transaction shall be approved by a nationally recognized expert with expertise in appraising the terms and conditions of the type of transaction for which approval is required.
          8.11 Limitation on Sale and Leaseback Transactions. Enter into any arrangement with any Person providing for the leasing by the Parent Borrower or any of its Subsidiaries that is a Loan Party of real or personal property which has been or is to be sold or transferred by the Parent Borrower or any such Subsidiary to such Person or to any other Person that has advanced or that shall advance funds to the Parent Borrower or such Subsidiary on the security of such property or rental obligations of the Parent Borrower or such Subsidiary (any of such arrangements, a “Sale and Leaseback Transaction”), unless (a) such sale or transfer occurs within ninety (90) days after the acquisition of such property by the Parent Borrower or any such Subsidiary, (b) such Sale and Leaseback Transaction is in respect of any of the real properties listed on Schedule 8.11(b) (the “Sale and Leaseback Real Properties”), or (c) the Payment Conditions have been satisfied.
          8.12 Limitation on Dispositions of Collateral. Convey, sell, transfer, lease, or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so (unless such attempt, offer or contract is conditioned upon obtaining any requisite consent of the Lenders hereunder), except for (a) mergers, amalgamations, consolidations, sales, leases, transfers or other Dispositions expressly permitted under subsection 8.5 and (b) sales or other Dispositions expressly permitted under subsection 8.6, including sales of Rental Fleet in the ordinary course of business; and the Administrative Agents and the Collateral Agent shall, and the Lenders hereby authorize the Administrative Agents and the Collateral Agents to, execute such releases of Liens and take such other actions as the Parent Borrower may reasonably request in connection with the foregoing.
          8.13 Limitation on Optional Payments and Modifications of Debt Instruments and Other Documents. (a) Except to the extent permitted by clauses (d) and (e) below, make any optional payment or prepayment on or optional repurchase or redemption of any Existing Notes, any Permitted Junior Debt or any other Indebtedness (other than Indebtedness incurred pursuant to subsections 8.2(a), (c)1, (g), (i) (but in the case of subsection 8.2(i), (i) limited to Indebtedness described in clause (y) thereof and (ii) such payments and prepayments shall not exceed $50,000,000 in the aggregate), (n), (o), (r) or (s) (but in the case of subsection 8.2(s), only to the extent such payment, prepayment, repurchase or redemption is not paid with cash of or financing obtained by Holdings or any of its Domestic Subsidiaries)) including any payments on account of, or for a sinking or other analogous fund for, the repurchase, redemption, defeasance or other acquisition thereof, unless, in each case, the Payment Conditions shall have been satisfied.

[1]	Subject to review of Schedule D.

          (b) In the event of the occurrence of a Change of Control, repurchase or repay any Indebtedness then outstanding pursuant to any Existing Notes, any Permitted Junior Debt or any portion thereof, unless the Borrowers shall have (i) made payment in full of the Loans, all Reimbursement Obligations and any other amounts then due and owing to any Lender or any Administrative Agent hereunder and under any Note and cash collateralized the Bankers’ Acceptances and the L/C Obligations on terms reasonably satisfactory to the Administrative Agents or (ii) made an offer to pay the Loans, all Reimbursement Obligations and any amounts then due and owing to each Lender and any U.S. Administrative Agent hereunder and under any Note and to cash collateralize the Bankers’ Acceptances and the L/C Obligations in respect of each Lender and shall have made payment in full thereof to each such Lender or Administrative Agent which has accepted such offer and cash collateralized the Bankers’ Acceptances and the L/C Obligations in respect of each such Lender which has accepted such offer.
          (c) Amend, supplement, waive or otherwise modify any of the provisions of any 2014 Senior Note Document, First Lien Last Out Note Documents, 2019 Senior Note Documents, 2021 Senior Note Documents or Permitted Junior Debt Documents (including pursuant to an extension, renewal, replacement or refinancing thereof):
     (i) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of any Indebtedness evidenced by any Existing Notes or any Permitted Junior Debt, or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith;
     (ii) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject Holdings or any of its Subsidiaries to any more onerous or more restrictive provisions; or
     (iii) which otherwise adversely affects the interests of the Lenders as senior secured creditors with respect to any Existing Notes, any Permitted Junior Debt or the interests of the Lenders under this Agreement or any other Loan Document in any material respect.
          (d) Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrowers shall be permitted to make optional payments, prepayments, repurchases or redemptions in respect of any Indebtedness that is otherwise subject to the limitations set forth in subsection 8.13(a); provided that the aggregate amount of optional payments made pursuant to this paragraph (d), when aggregated with (i) all Guarantee Obligations outstanding pursuant to subsection 8.4(o), (ii) all cash dividends paid pursuant to subsection 8.7(j), (iii) all Investments (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) pursuant to paragraphs 8.8(k) and (o) and (iv) all cash consideration paid in respect of acquisitions pursuant to paragraph 8.9(b)(iv), do not at any time exceed $100,000,000 in the aggregate.

          (e) Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrowers shall be permitted to make optional payments, prepayments, repurchases or redemptions in respect of any Indebtedness that is otherwise subject to the limitations set forth in subsection 8.13(a) with (x) the proceeds of refinancing Indebtedness in respect thereof incurred in compliance with subsection 8.2(d), (h), (q), (s), (t) or (u), (y) proceeds of Incremental Term Loans so long as after giving effect to the incurrence thereof and the application of such proceeds , neither the Available U.S. RCF Commitments nor the Available Canadian RCF Commitments shall be lower than the Available U.S. RCF Commitments or the Available Canadian RCF Commitments immediately prior to the incurrence of such Incremental Term Loans and/or (z) proceeds received (directly or indirectly) by a Borrower from equity issuances by the Relevant Parent Entity of its Capital Stock.
          (f) Amend, supplement, waive or otherwise modify any of the provisions of any First Lien Last Out Note Document (including pursuant to an extension, renewal, replacement or refinancing thereof), except as permitted by the Intercreditor Agreement.
          (g) Amend, supplement, waive or otherwise modify any of the provisions of any Permitted Junior Debt Document (including pursuant to an extension, renewal, replacement or refinancing thereof), except as permitted by the Intercreditor Agreement or the applicable Permitted Junior Debt Intercreditor Agreement, as the case may be.
          (h) (i) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Tax Sharing Agreement in any manner that would increase the amounts payable by Holdings or any of its Subsidiaries thereunder, other than amendments reasonably reflecting changes in law or regulations after the date hereof, or (ii) otherwise amend, supplement or otherwise modify the terms and conditions of the Tax Sharing Agreement except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.
          8.14 Limitation on Changes in Fiscal Year. Permit the Fiscal Year of Holdings, the Parent Borrower or RSC to end on a day other than December 31.
          8.15 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement which prohibits or limits the ability of Holdings or any of its Subsidiaries (other than any Foreign Subsidiaries or Subsidiaries thereof) to create, incur, assume or suffer to exist any Lien in favor of the Lenders in respect of obligations and liabilities under this Agreement or any other Loan Documents upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than (a) this Agreement, the other Loan Documents and any related documents or the First Lien Last Out Note Documents, (b) any industrial revenue or development bonds, purchase money mortgages, acquisition agreements or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed or acquired thereby), (c) operating leases of real property entered into in the ordinary course of business or (d) any other agreement governing Indebtedness and/or other obligations secured by a Permitted Lien (in which case any prohibition or limitation shall only be effective against the assets subject to such Permitted Lien).

          8.16 Limitation on Lines of Business. (a) Enter into any business, either directly or through any Subsidiary or otherwise, except for those businesses of the same general type as those in which the Parent Borrower and its Subsidiaries are engaged on the Closing Date or which are reasonably related thereto or that are reasonable extensions thereof.
          (b) In the case of any Foreign Subsidiary Holdco, (x) own any material assets other than securities or Indebtedness of one or more Foreign Subsidiaries and other assets relating to an ownership interest in any such securities, Indebtedness or Subsidiaries or (y) incur or become liable for any Indebtedness for borrowed money to any Person other than the Parent Borrower or a Subsidiary of the Parent Borrower, any other material Indebtedness to any Person other than the Parent Borrower or a Subsidiary of the Parent Borrower or any Guarantee Obligations of any Indebtedness (other than of any Foreign Subsidiary or any Subsidiary of any Foreign Subsidiary), in each case except pursuant to subsections 8.2(a) and 8.4(k).
          (c) Holdings will not (i) engage at any time in any business or business activity, other than (A) its ownership of all outstanding Capital Stock issued by the Parent Borrower, (B) actions incidental to the consummation of the Transaction, (C) actions required by law to maintain its existence or to engage in the business or business activities described in clause (A) above, (D) the payment of dividends and taxes and (E) activities incidental to its maintenance and continuance and to the foregoing activities; (ii) own any material assets other than those relating to the business and business activities described in clause (i) above; and (iii) incur any Indebtedness other than (A) Indebtedness arising from Investments made pursuant to subsection 8.8(f)(iii), and (B) any Guarantee Obligations in respect of Indebtedness incurred pursuant to this Agreement and the other Loan Documents, the 2019 Senior Note Documents, the 2021 Senior Note Documents, the 2014 Senior Note Documents, the First Lien Last Out Note Documents, any Permitted Junior Debt and Indebtedness incurred pursuant to subsection 8.2(s) (and in each case, any refinancing Indebtedness in respect of such Indebtedness (and refinancing Indebtedness in respect of such refinancing Indebtedness) incurred in compliance with subsection 8.2(q)), (iv) merge or consolidated with or into any other Person or (v) incur or assume any Lien on its property, assets or revenues, except Liens created pursuant to the Security Documents or the First Lien Last Out Note Documents.
          (d) From and after the creation thereof, Canadian Finco will not (i) engage at any time in any business activity, other than (A) its ownership of or disposition to RSC of, outstanding capital stock issued by RSC Canada and any debt securities or note payables, in each case issued by RSC Canada, (B) actions required by law to maintain its existence or to engage in the business or business activities described in clause (A) above, (C) the payment of dividends and taxes and (D) activities incidental to its maintenance and continuance and to the foregoing activities (including, without limitation, paying guarantee fees to Holdings or any Subsidiary Guarantor and entering into foreign currency swaps); (ii) own any material assets other than those relating to the business and business activities described in clause (i) above; and (iii) incur any Indebtedness other than Indebtedness incurred pursuant to, or permitted by, this Agreement, (iv) merge or consolidate with or into any other Person, other than mergers or consolidations with U.S. Borrowers to the extent permitted by subsection 8.5 or (v) incur or assume any Lien on its property, assets or revenues.

          8.17 Limitations on Currency, Commodity and Other Hedging Transactions. Enter into, purchase or otherwise acquire agreements or arrangements relating to currency, commodity or other hedging except, to the extent and only to the extent that, such agreements or arrangements are entered into, purchased or otherwise acquired in the ordinary course of business of the Parent Borrower or any of its Subsidiaries with reputable financial institutions or vendors and not for purposes of speculation (any such agreement or arrangement permitted by this subsection, a “Permitted Hedging Arrangement”).
          8.18 Limitation on Certain Restrictions on Subsidiaries. Create or otherwise cause to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of any Borrower to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to such Borrower, (ii) make any loans or advances to such Borrower or (iii) transfer any of its property or assets to such Borrower (provided that dividend or liquidation priority between classes of Capital Stock, or subordination of any obligation (including the application of any remedy bars thereto) to any other obligation, will not be deemed to constitute such an encumbrance or restriction), except any encumbrance or restriction:
     (a) pursuant to an agreement or instrument in effect at or entered into on the Closing Date, any Credit Facility (provided, however, that the encumbrances and restrictions contained in such Credit Facility taken as a whole are not materially less favorable to the Lenders than encumbrances and restrictions contained in this Agreement (as determined in good faith by the Parent Borrower)), this Agreement and the other Loan Documents, the First Lien Last Out Loan Documents, the 2014 Senior Note Documents, the 2019 Senior Note Documents and the 2021 Senior Note Documents;
     (b) pursuant to any agreement or instrument of a Person, or relating to Indebtedness or Capital Stock of a Person, which Person is acquired by or merged or consolidated with or into a Borrower or any Subsidiary of a Borrower, or which agreement or instrument is assumed by a Borrower or any Subsidiary of a Borrower in connection with an acquisition of assets from such Person, as in effect at the time of such acquisition, merger or consolidation (except to the extent that such Indebtedness was incurred to finance, or otherwise in connection with, such acquisition, merger or consolidation); provided that for purposes of this clause (b), if a Person other than a Borrower or a Subsidiary of a Borrower is the resulting, surviving or transferee Person (the “Successor Company”) with respect thereto, any Subsidiary thereof or agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed, as the case may be, by a Borrower or a Subsidiary of a Borrower, as the case may be, when such Person becomes such Successor Company;
     (c) pursuant to an agreement or instrument (a “Refinancing Agreement”) effecting a refinancing of Indebtedness incurred pursuant to, or that otherwise extends, renews, refunds, refinances or replaces, an agreement or instrument referred to in clause (a) or (b) of this subsection 8.18 or this clause (c) (an “Initial Agreement”) or contained in any amendment, supplement or other modification to an Initial Agreement (an “Amendment”); provided, however, that the encumbrances and restrictions contained in any such Refinancing Agreement or Amendment taken as a whole are not materially less favorable to the Lenders than encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing Agreement or Amendment relates (as determined in good faith by the Parent Borrower);
     (d) (A) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any lease, license or other contract, (B) by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of a Borrower or any Subsidiary not otherwise prohibited by this Agreement, (C) contained in mortgages, pledges or other security agreements securing Indebtedness of a Subsidiary to the extent restricting the transfer of the property or assets subject thereto, (D) pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of a Borrower or any Subsidiary, (E) pursuant to purchase money obligations that impose encumbrances or restrictions on the property or assets so acquired, (F) on cash or other deposits or net worth imposed by customers or suppliers under agreements entered into in the ordinary course of business, (G) pursuant to customary provisions contained in agreements and instruments entered into in the ordinary course of business (including but not limited to leases and joint venture and other similar agreements entered into in the ordinary course of business), (H) that arises or is agreed to in the ordinary course of business and does not detract from the value of property or assets of a Borrower or any Subsidiary in any manner material to a Borrower or such Subsidiary, or (I) pursuant to Permitted Hedging Arrangements;
     (e) with respect to a Subsidiary (or any of its property or assets) imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all the Capital Stock or assets of such Subsidiary (or the property or assets that are subject to such restriction) pending the closing of such sale or disposition;
     (f) by reason of any applicable law, rule, regulation or order, or required by any regulatory authority having jurisdiction over a Borrower or any Subsidiary or any of their businesses; or
     (g) pursuant to an agreement or instrument relating to any Indebtedness permitted pursuant to the provisions of subsection 8.2 (i) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in the Initial Agreements (as determined in good faith by the Parent Borrower), or (ii) if such encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings (as determined in good faith by the Parent Borrower) and either (x) the Parent Borrower determines in good faith that such encumbrance or restriction will not materially affect the Borrowers’ ability to make principal or interest payments on the Loans or (y) such encumbrance or restriction applies only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness.

          Section 9. Events of Default. If any of the following events shall occur and be continuing:
     (a) any Borrower shall fail to pay any principal of any Loan (or face amount of any Bankers’ Acceptance Loan) or any Reimbursement Obligation when due in accordance with the terms hereof (whether at stated maturity, by mandatory prepayment or otherwise); or any Borrower shall fail to pay any interest or BA Fee on any Loan, or any other amount payable hereunder, within five (5) days after any such interest or BA Fee or other amount becomes due in accordance with the terms hereof; or
     (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document (or in any amendment, modification or supplement hereto or thereto) or which is contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or
     (c) any Loan Party shall default in the observance or performance of any agreement contained in subsections 4.15, 7.2(f) (after one (1) Business Day grace period), 7.4 (with respect to maintenance of existence) 7.5, 7.6, 7.7(a) or Section 8 of this Agreement, Section 5.2.2 of the U.S. Guarantee and Collateral Agreement or Section 5.2.2 of the Canadian Guarantee and Collateral Agreement; provided that, in the case of a default in the observance or performance of its obligations under subsection 7.7(a) hereof, such default shall have continued unremedied for a period of two (2) days after a Responsible Officer of the Parent Borrower shall have discovered or should have discovered such default; and provided, further, that if (x) any such failure with respect to subsections 4.15, 7.4, 7.5 or 7.6 is of a type that can be cured within five (5) Business Days and (y) such Default could not materially adversely impact the Lenders’ Liens on the Collateral, such failure shall not constitute an Event of Default for five (5) Business Days after the occurrence thereof so long as the Loan Parties are diligently pursuing the cure of such failure; or
     (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 9), and such default shall continue unremedied for a period ending on the earlier of (i) the date thirty-two (32) days after a Responsible Officer of Holdings shall have discovered or should have discovered such default and (ii) the date fifteen (15) days after written notice has been given to any Credit Agreement Party by the U.S. Administrative Agent or the Required Lenders; or
     (e) Holdings or any of its Subsidiaries shall (i) default in (x) any payment of principal of or interest on any Indebtedness (excluding the Loans and the Reimbursement Obligations) in excess of $50,000,000 or (y) in the payment of any Guarantee Obligation in excess of $50,000,000, beyond the period of grace (not to exceed thirty (30) days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness

(excluding the Loans and the Reimbursement Obligations) or Guarantee Obligation referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable (an “Acceleration”), and such time shall have lapsed and, if any notice (a “Default Notice”) shall be required to commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given; or
     (f) if (i) any Loan Party or any Material Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (including any proceeding under applicable corporate law seeking an arrangement or compromise of some or all of the debts of any Borrower or Material Subsidiary, or a stay of proceedings to enforce some or all claims of creditors against any Borrower or any Material Subsidiary), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, stay of proceeding of enforcement, or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, interim receiver, receivers, receiver and manager, trustee, custodian, monitor, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party or any Material Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party or any Material Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against any Loan Party or any Material Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) any Loan Party or any Material Subsidiaries shall take any corporate, limited liability company or partnership action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party or any Material Subsidiaries shall be generally unable to, or shall admit in writing its general inability to, pay its debts as they become due; or
     (g) (i) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any Plan shall fail to satisfy the minimum finding standard under Section 412 of the Code or Section 302 of ERISA, or any Lien in favor of the PBGC, a Plan or Foreign Plan shall arise on the assets of Holdings or its Subsidiaries any Commonly Controlled Entity, (iii)

a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is in the reasonable opinion of the U.S. Administrative Agent likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA other than a standard termination pursuant to Section 4041(b) of ERISA, (v) Holdings or its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the U.S. Administrative Agent is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or Foreign Plan, or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could be reasonably expected to result in a Material Adverse Effect; or
     (h) one or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within sixty (60) days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of $50,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or
     (i) the Lien created by any of the Security Documents shall cease to be perfected and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any significant portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document), and such failure of such Lien to be perfected and enforceable with such priority shall have continued unremedied for a period of twenty (20) days; or
     (j) any Loan Document shall cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or any Loan Party shall so assert in writing; or
     (k) a Change of Control shall have occurred;
then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Borrower, automatically the Commitments, if any, shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including the aggregate face amounts of Bankers’ Acceptance Loans and all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder and whether or not the Bankers’ Acceptance Loans have matured) shall immediately become due and payable and (B) if such event is any other Event of Default (or in the case of clause (iii) below, any Event of Default), any of the following actions may be taken: (i) with the consent of the Required Lenders, the U.S. Administrative Agent may, or upon the request of the Required

Lenders the U.S. Administrative Agent shall, by notice to the Parent Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments, if any, shall immediately terminate; (ii) with the consent of the Required Lenders, the U.S. Administrative Agent may, or upon the request of the Required Lenders, the U.S. Administrative Agent shall, by notice to the Parent Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including the aggregate face amount of all Bankers’ Acceptance Loans and all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder and whether or not the Bankers’ Acceptance Loans have matured) to be due and payable forthwith, whereupon the same shall immediately become due and payable and (iii) the Collateral Agents may enforce all of the Liens and security interests created by the respective Security Documents.
          In the case of all U.S. RCF Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the immediately preceding paragraph, the applicable U.S. Borrower shall at such time deposit in a cash collateral account opened by the U.S. Administrative Agent an amount in immediately available funds equal to the aggregate then undrawn and unexpired amount of such U.S. RCF Letters of Credit (and each U.S. Borrower hereby grants to the U.S. Collateral Agent, for the ratable benefit of the applicable Secured Parties, a continuing security interest in all amounts at any time on deposit in such cash collateral account to secure the undrawn and unexpired amount of such U.S. RCF Letters of Credit and all other obligations under the Loan Documents of the U.S. Borrowers). In the case of all Canadian RCF Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the applicable Canadian Borrower shall at such time deposit in a cash collateral account opened by the applicable Agent an amount in immediately available funds equal to the aggregate then undrawn and unexpired amount of such Canadian RCF Letters of Credit (and the Canadian Borrowers hereby grant to the Canadian Collateral Agent, for the ratable benefit of the applicable Secured Parties, a continuing security interest in all amounts at any time on deposit in such cash collateral account to secure the undrawn and unexpired amount of such Canadian RCF Letters of Credit and all other obligations of such Canadian Borrowers under the Loan Documents). If at any time the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, determines that any funds held in any such cash collateral account are subject to any right or claim of any Person other than the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, and the applicable Secured Parties, or that the total amount of such funds is less than the aggregate undrawn and unexpired amount of outstanding U.S. RCF Letters of Credit or Canadian RCF Letters of Credit, as applicable, the applicable Borrowers, shall, forthwith upon demand by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, pay to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, as additional funds to be deposited and held in such cash collateral account, an amount equal to the excess of (a) such aggregate undrawn and unexpired amount over (b) the total amount of funds, if any, then held in such cash collateral account that the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, determines to be free and clear of any such right and claim. Amounts held in any such cash collateral account with respect to U.S. RCF Letters of Credit shall be applied by the U.S. Administrative Agent to the payment of drafts drawn under such U.S. RCF Letters of Credit, and the unused portion thereof after all such U.S. RCF Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Loan

Parties hereunder and under the other Loan Documents. Amounts held in any such cash collateral account with respect to Canadian RCF Letters of Credit shall be applied by the applicable Agent to the payment of drafts drawn under such Canadian RCF Letters of Credit, and the unused portion thereof after all such Canadian RCF Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Loan Parties hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Loan Parties hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the applicable Borrower (or such other Person as may be lawfully entitled thereto). Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Lender in its capacity as a Secured Party or as beneficiary of any security granted pursuant to the Security Documents shall have any right to exercise remedies in respect of such security without the prior written consent of the Required Lenders.
          Except as expressly provided above in this subsection 9.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived.
          Section 10. The Agents And The Lead Arrangers.
          10.1 Appointment. (a) Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to or required of such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents and the Lead Arrangers shall not have any duties or responsibilities, except, in the case of each Administrative Agent, each Collateral Agent and the Issuing Lender, those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent or the Lead Arrangers. Each of the Agents may perform any of their respective duties under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein by or through its respective officers, directors, agents, employees or affiliates (it being understood and agreed, for avoidance of doubt and without limiting the generality of the foregoing, that the U.S. Administrative Agent, the U.S. Collateral Agent, the Canadian Administrative Agent and the Canadian Collateral Agent may perform any of their respective duties under the Security Documents by or through one or more of their respective affiliates).
          (b) For greater certainty, and without limiting the powers of the Agents or any other Person acting as an agent, attorney-in-fact or mandatary for the Agents under this Agreement or under any of the Loan Documents, each Lender (for itself and for all other Secured Parties that are Affiliates of such Lender) and each Agent hereby (i) irrevocably appoints and constitutes (to the extent necessary) and confirms the constitution of (to the extent necessary), the Canadian Collateral Agent as the holder of an irrevocable power of attorney (in such capacity, the “fondé de pouvoir”) within the meaning of Article 2692 of the Civil Code of

Québec for the purposes of entering and holding on their behalf, and for their benefit, any Liens, including hypothecs (“Hypothecs”), granted or to be granted by any Loan Party on movable or immovable property pursuant to the laws of the Province of Québec to secure obligations of any Loan Party under any bond issued by any Loan Party and exercising such powers and duties which are conferred upon the Canadian Collateral Agent in its capacity as fondé de pouvoir under any of the Hypothecs; and (ii) appoints (and confirms the appointment of) and agrees that the Canadian Administrative Agent, acting as agent for the applicable Secured Parties, may act as the custodian, registered holder and mandatary (in such capacity, the “Custodian”) with respect to any bond that may be issued and pledged from time to time for the benefit of the applicable Secured Parties. Each applicable Secured Party shall be entitled to the benefits of any charged property covered by any of the Hypothecs and will participate in the proceeds of realization of any such charged property, the whole in accordance with the terms thereof.
          (c) The said constitution of the Canadian Collateral Agent as fondé de pouvoir (within the meaning of Article 2692 of the Civil Code of Québec) and of the Canadian Administrative Agent as Custodian with respect to any bond that may be issued and pledged by any Loan Party from time to time for the benefit of the applicable Secured Parties shall be deemed to have been ratified and confirmed by any Assignee (for itself and any Affiliates of such Assignee) by the execution of an Assignment and Acceptance.
          (d) Notwithstanding the provisions of Section 32 of An Act Respecting the Special Powers of Legal Persons (Québec), each Administrative Agent and each Collateral Agent may purchase, acquire and be the holder of any bond issued by any Loan Party. Each of the Loan Parties hereby acknowledges that any such bond shall constitute a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Québec.
          (e) The Canadian Collateral Agent herein appointed as fondé de pouvoir and the Canadian Administrative Agent as Custodian shall have the same rights, powers and immunities as the Agents as stipulated in this Section 10 of the Credit Agreement, which shall apply mutatis mutandis. Without limiting the effect of the preceding provisions of this clause (e), the provisions of subsection 10.10 shall apply mutatis mutandis to the resignation and appointment of a successor to the Canadian Collateral Agent acting as fondé de pouvoir and the Canadian Administrative Agent as Custodian.
          10.2 Delegation of Duties. In performing its functions and duties under this Agreement, each Agent shall act solely as agent for the Lenders and, as applicable, the other Secured Parties, and no Agent assumes any (and shall not be deemed to have assumed any) obligation or relationship of agency or trust with or for Holdings or any of its Subsidiaries. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact (including, without limitation, the Canadian Administrative Agent in the case of the U.S. Administrative Agent and the U.S. Administrative Agent in the case of the Canadian Administrative Agent, the Canadian Collateral Agent in the case of the U.S. Collateral Agent, the U.S. Collateral Agent in the case of the Canadian Collateral Agent, the U.S. Collateral Agent in the case of the U.S. Administrative Agent and the Canadian Collateral Agent in the case of the Canadian Administrative Agent), and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care.
          10.3 Exculpatory Provisions. No Agent, Lead Arranger or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by such Person under or in connection with this Agreement or any other Loan Document (except for the gross negligence or willful misconduct of such Person or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates (as determined in a final non-appealable decision issued by a court of competent jurisdiction)) or (b) responsible in any manner to any of the Lenders for (i) any recitals, statements, representations or warranties made by any Credit Agreement Party or any other Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents or any Lead Arranger under or in connection with, this Agreement or any other Loan Document, (ii) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Notes or any other Loan Document, (iii) for any failure of any Credit Agreement Party or any other Loan Party to perform its obligations hereunder or under any other Loan Document, (iv) the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, (v) the satisfaction of any of the conditions precedent set forth in Section 6, or (vi) the existence or possible existence of any Default or Event of Default. Neither the Agents nor any Lead Arranger shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Agreement Party or any other Loan Party. Each Lender agrees that, except for notices, reports and other documents expressly required to be furnished to the Lenders by either Administrative Agent hereunder or given to the Agents for the account of or with copies for the Lenders, the Agents and the Lead Arrangers shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of Holdings, any Borrower or any other Loan Party which may come into the possession of the Agents and the Lead Arrangers or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.
          10.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected (and shall have no liability to any Person) in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to any Credit Agreement Party), independent accountants and other experts selected by each Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with subsection 11.6 and all actions required by such Section in connection with such transfer shall have been taken. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor. Each Agent shall be fully justified as between itself and the Lenders in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1(a) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and any Notes and the other Loan Documents in accordance with a request of the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1(a), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.
          10.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the U.S. Administrative Agent has received notice from a Lender or any Credit Agreement Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the U.S. Administrative Agent receives such a notice, the U.S. Administrative Agent shall give prompt notice thereof to the Lenders. The Agents shall take such action reasonably promptly with respect to such Default or Event of Default as shall be directed by the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1(a); provided that unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.
          10.6 Acknowledgements and Representations by Lenders. Each Lender expressly acknowledges that none of the Agents or the Lead Arrangers nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent or any Lead Arranger hereafter taken, including any review of the affairs of any Credit Agreement Party or any other Loan Party, shall be deemed to constitute any representation or warranty by such Agent or such Lead Arranger to any Lender. Each Lender represents to the Agents, the Lead Arrangers and each of the Loan Parties that, independently and without reliance upon the any Agent, the Lead Arrangers or any other Lender, and based on such documents and information as it has deemed appropriate, it has made and will make, its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings and its Subsidiaries, it has made its own decision to make its Loans hereunder and enter into this Agreement and it will make its own decisions in taking or not taking any action under this Agreement and the other Loan Documents and, except as expressly provided in this Agreement, neither the Agents nor any Lead Arranger shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Each Lender represents to each other party hereto that it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its business, that it is participating hereunder as a Lender for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Each Lender acknowledges and agrees to comply with the provisions of subsection 11.6 applicable to the Lenders hereunder.
          10.7 Indemnification. (a) The Lenders agree to indemnify each Agent (or any Affiliate thereof) (to the extent not reimbursed by any Borrower or any other Loan Party and without limiting the joint and several obligations of the U.S. Borrower or the Canadian Borrowers, as the case may be, to do so), ratably according to their respective “percentage” as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) in effect on the date on which indemnification is sought under this subsection, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the Loans and/or all other amounts payable hereunder) be imposed on, incurred by or asserted against such Agent (or any Affiliate thereof) in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent (or any Affiliate thereof) under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent arising from such Agent’s gross negligence or willful misconduct (or the gross negligence or willful misconduct of any Affiliate of such Agent) (as determined in a final non-appealable decision issued by a court of competent jurisdiction). The obligations to indemnify the Issuing Lender and Swing Line Lender shall be ratable among the RCF Lenders in accordance with their respective RCF Commitments (or, if the RCF Commitments have been terminated, the outstanding principal amount of their respective RCF Loans and L/C Obligations and their respective participating interests in the outstanding Letters of Credit and shall be payable only by the RCF Lenders). The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.
          (b) Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
          (c) The agreements in this subsection 10.7 shall survive the payment of all Borrower Obligations (as defined in the U.S. Guarantee and Collateral Agreement) and Guarantor Obligations.
          10.8 Agents and Lead Arrangers in Their Individual Capacity. Each Agent, the Lead Arrangers and their Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Agreement Party or any other Loan Party as though such Agent and the Lead Arrangers were not an Agent or an Lead Arranger hereunder and under the other Loan Documents. With respect to Loans made or renewed by them and any Note issued to them and with respect to any Letter of Credit issued or participated in by them, each Agent and the Lead Arrangers shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though they were not an Agent or an Lead Arranger, and the terms “Lender” and “Lenders” shall include the Agents and the Lead Arrangers in their individual capacities.

          10.9 Collateral Matters. (a) Each Lender authorizes and directs the applicable Collateral Agent to enter into the Security Documents and the Intercreditor Agreement Amendment for the benefit of the Lenders and the other Secured Parties. Each Lender hereby agrees, and each holder of any Note or participant in Letters of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by either Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement, the Security Documents or the Intercreditor Agreement, and the exercise by the Agents or the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Each Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.
          (b) In connection with the incurrence by any Loan Party of additional Indebtedness to be secured by a Lien on any Collateral permitted by subsection 8.3 (q) or (r), each Administrative Agent and Collateral Agent agrees to (x) execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to the Intercreditor Agreement, (y) execute and deliver a Permitted Junior Debt Intercreditor Agreement or any other intercreditor agreement described in subsection 8.3 (q) or (r) (each, an “Additional Intercreditor Agreement”) or any amendments, amendment and restatements or waivers of or supplements to or other modifications to any Additional Intercreditor Agreement, and (z) execute and deliver any waivers of or supplements to or other modifications to, any Security Document, and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably determined by the Administrative Agent, to be necessary or reasonably desirable for any Lien on the Collateral permitted to secure such additional Indebtedness to become a valid, perfected lien (with such priority set forth in the Intercreditor Agreement or Additional Intercreditor Agreement, as applicable) pursuant to the Security Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified. The Lenders hereby authorize each Administrative Agent and Collateral Agent to take any action contemplated by the preceding sentence, and any such amendment, amendment and restatement, restatement, waiver of or supplement to or other modification of any such Loan Document shall be effective notwithstanding the provisions of Section 11.01.
          (c) The Lenders hereby authorize the applicable Administrative Agent and Collateral Agent, in each case at its option and in its discretion, to release any Lien granted to or held by such Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the obligations under the Loan Documents at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or otherwise disposed of (to Persons other than a Loan Party) upon the sale or other disposition thereof in compliance with subsection 8.6, (iii) if approved, authorized or ratified in writing by the Required Lenders (or such greater amount, to the extent required by subsection 11.1) or (iv) as otherwise may be expressly provided in the relevant Security Documents. Upon request by the U.S. Administrative Agent the U.S. Collateral Agent, the Canadian Administrative Agent or the Canadian Collateral Agent, at any

time, the Lenders will confirm in writing such Agent’s authority to release particular types or items of Collateral pursuant to this subsection 10.9.
          (d) No Agent shall have any obligation whatsoever to the Lenders to assure that the Collateral exists or is owned by Holdings or any of its Subsidiaries or is cared for, protected or insured or that the Liens granted to any Agent therein pursuant hereto or any other Loan Document have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agents in this subsection 10.9 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, each Agent may act in any manner it may deem appropriate, in its sole discretion, given such Agent’s own interest in the Collateral as Lender and that no Agent shall have any duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined in a final non-appealable decision issued by a court of competent jurisdiction).
          (e) The U.S. Collateral Agent may, and hereby does, appoint the U.S. Administrative Agent as its agent for the purposes of holding any Collateral and/or perfecting the U.S. Collateral Agent’s security interest therein and for the purpose of taking such other action with respect to the collateral as such Agents may from time to time agree. The Canadian Collateral Agent may, and hereby does, appoint the Canadian Administrative Agent as its agent for the purposes of holding any Collateral and/or perfecting the Canadian Collateral Agent’s security interest therein and for the purpose of taking such other action with respect to the collateral as such Agents may from time to time agree.
          10.10 Successor Agent. (a) Each Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Loan Documents at any time by giving thirty (30) days’ prior written notice to the Lenders and the Parent Borrower. Any such resignation by an Administrative Agent hereunder shall also constitute its resignation as Collateral Agent, if applicable. Such resignation shall take effect upon the appointment of a successor Administrative Agent and Collateral Agent, if applicable, pursuant to clauses (b) and (c) below or as otherwise provided below.
          (b) Upon any such notice of resignation by an Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent and Collateral Agent, if applicable, hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrowers, which acceptance shall not be unreasonably withheld or delayed (provided that the Borrowers’ approval shall not be required if an Event of Default then exists).
          (c) If a successor Administrative Agent and Collateral Agent, if applicable, shall not have been so appointed within such thirty (30) day period, such Administrative Agent, with the consent of the Borrowers (which consent shall not be unreasonably withheld or delayed, provided that the Borrowers’ consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent and Collateral Agent, if applicable, who shall serve as the U.S. Administrative Agent or Canadian Administrative Agent, as the case may be, and U.S. Collateral Agent or Canadian Collateral Agent, if applicable, hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor U.S. Administrative Agent or Canadian Administrative Agent, as the case may be, and U.S. Collateral Agent or Canadian Collateral Agent, if applicable, as provided above.
          (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 15th day after the date such notice of resignation was given by any Administrative Agent, such Administrative Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the U.S. Administrative Agent or Canadian Administrative Agent, as the case may be, hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor U.S. Administrative Agent or Canadian Administrative Agent, as the case may be, as provided above.
          (e) Upon a resignation of any Administrative Agent pursuant to this subsection 10.10, such Administrative Agent shall remain indemnified to the extent provided in this Agreement and the other Loan Documents and the provisions of this Section 10 (and the analogous provisions of the other Loan Documents) shall continue in effect for the benefit of such Administrative Agent for all of its actions and inactions while serving as such Administrative Agent.
          10.11 Lead Arrangers and Syndication Agent. Neither the Syndication Agent, nor any of the entities identified as joint book managers and joint lead arrangers pursuant to the definition of Lead Arranger contained herein, shall have any duties or responsibilities hereunder or under any other Loan Document in its capacity as such.
          10.12 Withholding Tax. To the extent required by any applicable law, each Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax, and in no event shall such Agent be required to be responsible for or pay any additional amount with respect to any such withholding. If the Internal Revenue Service or any other Governmental Authority asserts a claim that any Agent did not properly withhold tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify such Agent of a change in circumstances which rendered the exemption from or reduction of withholding tax ineffective or for any other reason, such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including any penalties or interest and together with any expenses incurred.
          Section 11. Miscellaneous.
          11.1 Amendments and Waivers. (a) Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented, modified or waived except in accordance with the provisions of this subsection 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the applicable Administrative Agent and the Collateral Agent may, from time to time, (x) enter into with the respective Loan Parties hereto or thereto, as the case may be, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or to the other Loan Documents or changing, in any manner the rights or obligations of the Lenders or the Loan Parties hereunder or thereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the Required Lenders or the applicable Administrative Agent or the Collateral Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:
     (i) reduce or forgive the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or of any scheduled installment thereof or reduce the stated rate of any interest, commission or fee payable hereunder (other than as a result of (i) any waiver of the applicability of any post-default increase in interest rates or (ii) an amendment or modification to the financial definitions in this Agreement) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Commitment or change the currency in which any Loan or Reimbursement Obligation is payable, in each case without the consent of each Lender directly affected thereby (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitment of all Lenders shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender);
     (ii) amend, modify or waive any provision of this subsection 11.1(a) or reduce the percentage specified in the definition of Required Lenders or Supermajority Lenders, or consent to the assignment or transfer by any Credit Agreement Party of any of its rights and obligations under this Agreement or any of the other Loan Documents (other than pursuant to subsection 8.5 or 11.6(a)), in each case without the written consent of all the Lenders;
     (iii) release any Guarantor under any Security Document, or, in the aggregate (in a single transaction or a series of related transactions), all or substantially all of the Collateral without the consent of all of the Lenders, except as expressly permitted hereby or by any Security Document (as such documents are in effect on the date hereof or, if later, the date of execution and delivery thereof in accordance with the terms hereof);
     (iv) require any Lender to make Loans having an Interest Period of shorter than one (1) month or longer than three (3) months without the consent of such Lender;
     (v) amend, modify or waive any provision of Section 10 without the written consent of the then Agents and of any Lead Arranger affected thereby;
     (vi) amend, modify or waive any provision of the Swing Line Note (if any) or subsection 2.4 without the written consent of the Swing Line Lender and each other Lender, if any, which holds, or is required to purchase, a participation in any Swing Line Loan pursuant to subsection 2.4(d);
     (vii) amend, modify or waive (x) any provision of Section 3 without the consent of each Issuing Lender or (y) the provisions of any Letter of Credit or any L/C

Obligation without the written consent of the Issuing Lender with respect thereto and each affected L/C Participant;
     (viii) increase the advance rates set forth in the definition of Canadian Borrowing Base or U.S. Borrowing Base, or make any change to the definition of “Borrowing Base” (by adding additional categories or components thereof), “Eligible Accounts”, “Eligible Rental Fleet”, “Eligible Inventory”, “Eligible Unbilled Accounts” or “Net Orderly Liquidation Value” that would have the effect of increasing the amount of the Borrowing Base, the Canadian Borrowing Base or the U.S. Borrowing Base, reduce the Dollar amount or percentages set forth in the definition of “Dominion Event” or “Liquidity Event”, or increase the maximum amount of permitted Agent Advances under subsection 2.1(d) (which, when aggregated with all other Extensions of Credit made hereunder, shall under no circumstance exceed the aggregate RCF Commitments) in each case, without the written consent of the Supermajority Lenders;
     (ix) amend, modify or waive the order of application of payments set forth in the last sentence of subsection 4.4(a), subsection 4.4(e), subsection 4.8(a) or subsection 4.16(e) hereof, in each case without the consent of each Lender directly and adversely affected thereby; or
     (x) amend, modify or waive the order of application of payments set forth in Section 4 of the Intercreditor Agreement without the consent of each Lender;
provided, further, that, notwithstanding and in addition to the foregoing, (i) the Collateral Agents may, in their discretion, collectively release Liens on Collateral valued in the aggregate not in excess of $10,000,000 in any fiscal year without the consent of any Lender and (ii) the Administrative Agent may, with the consent of the Parent Borrower only, amend, modify or supplement the Loan Documents to cure any ambiguity, omission, defect or inconsistency therein, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or Issuing Bank.
          (b) Any waiver and any amendment, supplement or modification pursuant to this subsection 11.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, each of the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.
          (c) Notwithstanding any provision herein to the contrary, (x) the Loan Documents may be amended, supplemented, modified or waived in accordance with the provisions of subsections 2.6, 2.7 or 10.9 and (y) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the U.S. Administrative Agent and the Credit Agreement Parties (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the existing Facilities and the accrued interest and fees in respect thereof; provided that any Indebtedness owing pursuant to each such additional facility shall be included in the Availability Reserves against the U.S. Borrowing Base and/or the Canadian Borrowing Base, as applicable, (ii) to include, as appropriate, the Lenders holding such credit facilities in any required vote or action of the Required Lenders or of the Lenders of each Facility hereunder and (iii) to provide class protection for any additional credit facilities in a manner consistent with those provided the original Facilities pursuant to the provisions of subsection 11.1(a) as originally in effect.
          (d) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement and/or any other Loan Document as contemplated by subsection 11.1(a), the consent of each Lender or each affected Lender, as applicable, is required and the consent of the Required Lenders at such time is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each such other Lender, a “Non-Consenting Lender”) then the Parent Borrower may, on ten (10) Business Days’ prior written notice to the Administrative and the Non-Consenting Lender, replace such Non-Consenting Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to subsection 11.6 (with the assignment fee and any other costs and expenses to be paid by the Parent Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the U.S. Administrative Agent nor any Lender shall have any obligation to the Parent Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to the applicable change, waiver, discharge or termination of this Agreement and/or the other Loan Documents; and provided, further, that all obligations of the Borrowers owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender concurrently with such Assignment and Acceptance. In connection with any such replacement under this subsection 11.1(d), if the Non-Consenting Lender does not execute and deliver to the U.S. Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement within a period of time deemed reasonable by the U.S. Administrative Agent after the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrowers owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the Parent Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Consenting Lender.
          11.2 Notices. (a) All notices, requests, and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of any Credit Agreement Party, the U.S. Administrative Agent, the Canadian Administrative Agent, the U.S. Collateral Agent and the Canadian Collateral Agent, and as set forth in Schedule A in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans:

The Credit Agreement	RSC Equipment Rental
Parties/Canadian Finco:	6929 East Greenway Parkway, Suite 200
Scottsdale, Arizona 85254
Attention: Scott Huckins, Vice President and Treasurer
Facsimile: (480) 647-2412
Telephone: (800) 222-7777

with copies to:	Oak Hill Capital Management, L.L.C.
65 East 55th Street, 36th Floor
New York, New York 10022
Attention: John R. Monsky, Esq.
Facsimile: (212) 758-3572
Telephone: (212) 326-1590

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: David A. Brittenham Esq.
Facsimile: (212) 909-6836
Telephone: (212) 909-6000

The U.S. Administrative Agent/	Deutsche Bank AG New York Branch
the U.S. Collateral Agent:	60 Wall Street
New York, New York 10005
Attention: Marguerite Sutton
Facsimile: (212) 797-5690
Telephone: (212) 250-6150

The Canadian Administrative	Deutsche Bank AG Canada Branch
Agent/	199 Bay Street, Suite 4700
Canadian Collateral Agent:	Commerce Court West, Box 263
Toronto, Ontario M5L 1E9
Attention: Marcellus Leung
Assistant Vice President
Facsimile: (416) 682-8484
Telephone: (416) 682-8252
provided that any notice, request or demand to or upon the U.S. Administrative Agent or the Lenders pursuant to subsection 2.2, 3.2, 4.2, 4.4 or 4.8 shall not be effective until received.
          (b) Without in any way limiting the obligation of any Loan Party and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the U.S. Administrative Agent, the Swing Line Lender (in the case of a Borrowing of Swing Line Loans) or any Issuing Lender (in the case of the issuance of a Letter of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the U.S. Administrative Agent, the Swing Line Lender or such Issuing Lender in good faith to be from a Responsible Officer.
          11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent, any Lender or any Loan Party, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
          11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.
          11.5 Payment of Expenses and Taxes. Each Credit Agreement Party agrees (a) to pay or reimburse the Agents and the Lead Arrangers for (1) all their reasonable out-of-pocket costs and expenses incurred in connection with (i) the syndication of the Facilities and the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, (ii) the consummation and administration of the transactions (including the syndication of the Commitments) contemplated hereby and thereby and (iii) efforts to monitor the Loans and verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral and (2) the reasonable fees and disbursements of White & Case LLP and Stikeman Elliott LLP and such other special or local counsel, consultants, advisors, appraisers and auditors whose retention (other than during the continuance of an Event of Default) is approved by the Parent Borrower, (b) to pay or reimburse each Lender, the Lead Arrangers and the Agents for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the fees and disbursements of counsel to the Agents and the Lenders, (c) to pay, indemnify, or reimburse each Lender, the Lead Arrangers and the Agents for, and hold each Lender, the Lead Arrangers and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents and (d) to pay, indemnify or reimburse each Lender, the Lead Arrangers, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, shareholders, members, attorneys and other advisors, agents and controlling persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Holdings or any of its Subsidiaries or any of the property of Holdings or any of its Subsidiaries, including the presence of Materials of Environmental Concern on, at, in or under such property or the migration of Materials of Environmental Concern onto, through or from any such property (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided that no Loan Party shall have any obligation hereunder to the U.S. Administrative Agent, any other Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the U.S. Administrative Agent, any other Agent or any such Lender (or any of their respective directors, trustees, officers, employees, agents, successors and assigns) (in each case, as determined in a final non-appealable decision issued by a court of competent jurisdiction) or (ii) claims made or legal proceedings commenced against the U.S. Administrative Agent, any other Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. No Indemnitee shall be liable for any consequential or punitive damages in connection with the Facilities. All amounts due under this subsection shall be payable not later than thirty (30) days after written demand therefor. Statements reflecting amounts payable by the Loan Parties pursuant to this subsection shall be submitted to the address of the Parent Borrower set forth in subsection 11.2, or to such other Person or address as may be hereafter designated by the Parent Borrower in a notice to the U.S. Administrative Agent. Notwithstanding the foregoing, except as provided in clauses (b) and (c) above, no Loan Party shall have any obligation under this subsection 11.5 to any Indemnitee with respect to any tax, levy, impost, duty, charge, fee, deduction or withholding imposed, levied, collected, withheld or assessed by any Governmental Authority. The agreements in this subsection 11.5 shall survive repayment of the Loans and all other amounts payable hereunder.
          11.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the applicable Issuing Lender that issues any Letter of Credit), except that (i) other than in accordance with subsection 8.5, none of the Loan Parties may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Loan Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this subsection 11.6.
          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender other than a Conduit Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including its Commitment and/or Loans, pursuant to an Assignment and Acceptance) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
     (A) the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under subsection 9(a) or (f) has occurred and is continuing, any other Person; provided, further, that (i), unless an Event of Default under subsection 9(a) or (f) has occurred and is continuing, if any Lender assigns all or a portion of its rights and obligations under this Agreement to one of its affiliates in connection with or in contemplation of the sale or other disposition of its interest in such affiliate, the Parent Borrower’s prior written consent shall be required for such assignment and (ii) the Parent Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the U.S. Administrative Agent within five (5) Business Days after having received notice thereof;
     (B) the U.S. Administrative Agent, provided that no consent of the U.S. Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender an Approved Fund; and
     (C) (1) the U.S. RCF Issuing Lender and the Swing Line Lender, in the case of assignments of U.S. RCF Commitments (and related outstanding U.S. RCF Loans) and (2) the Canadian RCF Issuing Lender, in the case of assignments of Canadian RCF Commitments (and related outstanding Canadian RCF Loans); provided that no such consent shall be required in the event that the respective assignee is already a U.S. RCF Lender (in the case of preceding clause (1)) or a Canadian RCF Lender (in the case of preceding clause (2)).
     (ii) Assignments shall be subject to the following additional conditions:
     (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the U.S. Administrative Agent) shall not be less than (i) in the case of RCF Loans, $5,000,000 or (ii) in the case of Incremental Term Loans, $1,000,000 (or such other amount as may be agreed to in the applicable Incremental Amendment), unless the Parent Borrower and the U.S. Administrative Agent otherwise consent, provided that (1) no such consent of the Parent Borrower shall be required if an Event of Default under subsection 9(a) or (f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of assignments by a Lender and its affiliates or Approved Funds, if any;
     (B) the parties to each assignment shall execute and deliver to the U.S. Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that for concurrent assignments to two or more Approved Funds such assignment fee shall only be required to be paid once in respect of and at the time of such assignments;
     (C) the Assignee, if it shall not be a Lender, shall deliver to the U.S. Administrative Agent an administrative questionnaire;
     (D) no assignments may be made to any entities identified by the Sponsor to the U.S. Administrative Agent in a separate writing prior to the date hereof; and

     (E) no assignments may be made to any Person that is not an Eligible Transferee.
          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and bound by any related obligations under) subsections 4.10, 4.11, 4.12, 4.13 and 11.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this subsection.
          (iv) The Borrowers hereby designate the U.S. Administrative Agent, and the U.S. Administrative Agent agrees, to serve as the Borrowers’ agent, solely for purposes of this subsection 11.6, to maintain at one of its offices in New York, New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and interest and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the U.S. Administrative Agent, the Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Parent Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
          (v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b)(ii)(B) of this subsection and any written consent to such assignment required by paragraph (b)(i) of this subsection, the U.S. Administrative Agent shall accept such Assignment and Acceptance, record the information contained therein in the Register and give prompt notice of such assignment and recordation to the Parent Borrower. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
          (vi) On or prior to the effective date of any assignment pursuant to this subsection 11.6(b), the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned. Any Notes surrendered by the assigning Lender shall be returned by the U.S. Administrative Agent to the Parent Borrower marked “cancelled”.
          Notwithstanding the foregoing, no Assignee, which as of the date of any assignment to it pursuant to this subsection 11.6(b) would be entitled to receive any greater payment under subsection 4.10, 4.11 or 11.5 than the assigning Lender would have been entitled to receive as of such date under such subsections with respect to the rights assigned, shall be entitled to receive such greater payments unless the assignment was made after an Event of Default under subsection 9(a) or (f) has occurred and is continuing or the Parent Borrower has expressly consented in writing to waive the benefit of this provision at the time of such assignment.
          (c) (i) Any Lender other than a Conduit Lender may, in the ordinary course of its business and in accordance with applicable law, without the consent of the Parent Borrower or the U.S. Administrative Agent, sell participations to one or more banks or other entities (other than the Borrowers, the Sponsor Affiliate or their respective Affiliates) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents and (D) the Credit Agreement Parties, each Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of subsection 11.1(a) and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this subsection, each Borrower agrees that each Participant shall be entitled to the benefits of (and shall have the related obligations under) subsections 4.10, 4.11, 4.12, 4.13 and 11.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this subsection. To the extent permitted by law, each Participant also shall be entitled to the benefits of subsection 11.7(b) as though it were a Lender, provided that such Participant shall be subject to subsection 11.7(a) as though it were a Lender.
          (ii) No Loan Party shall be obligated to make any greater payment under subsection 4.10, 4.11 or 11.5 than it would have been obligated to make in the absence of any participation, unless the sale of such participation is made with the prior written consent of the Parent Borrower and the Parent Borrower expressly waives the benefit of this provision at the time of such participation. Any Participant that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, shall not be entitled to the benefits of subsection 4.11 unless such Participant complies with subsection 4.11(b) and (c) and provides the forms and certificates referenced therein to the Lender that granted such participation.
          (d) Any Lender, without the consent of the Parent Borrower or the U.S. Administrative Agent, may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this subsection shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute (by foreclosure or otherwise) any such pledgee or assignee for such Lender as a party hereto.
          (e) No assignment or participation made or purported to be made to any Assignee or Participant shall be effective without the prior written consent of the Parent Borrower if it would require the Parent Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Parent Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Assignee or Participant to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.
          (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Parent Borrower or the U.S. Administrative Agent and without regard to the limitations set forth in subsection 11.6(b). Each Borrower, each Lender and the U.S. Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any domestic or foreign bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state, federal or provincial bankruptcy or similar law, for one year and one (1) day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. Each such indemnifying Lender shall pay in full any claim received from the Parent Borrower pursuant to this subsection 11.6(f) within thirty (30) Business Days of receipt of a certificate from a Responsible Officer of the Parent Borrower specifying in reasonable detail the cause and amount of the loss, cost, damage or expense in respect of which the claim is being asserted, which certificate shall be conclusive absent manifest error. Without limiting the indemnification obligations of any indemnifying Lender pursuant to this subsection 11.6(f), in the event that the indemnifying Lender fails timely to compensate the Parent Borrower for such claim, any Loans held by the relevant Conduit Lender shall, if requested by the Parent Borrower, be assigned promptly to the Lender that administers the Conduit Lender and the designation of such Conduit Lender shall be void.
          (g) If the Parent Borrower wishes to replace the Loans or Commitments under any Facility with ones having different terms, it shall have the option, with the consent of the U.S. Administrative Agent and subject to at least three (3) Business Days’ advance notice to the Lenders under such Facility, instead of prepaying the Loans or reducing or terminating the Commitments to be replaced, to (i) require the Lenders under such Facility to assign such Loans or Commitments to the U.S. Administrative Agent or its designees and (ii) amend the terms thereof in accordance with subsection 11.1. Pursuant to any such assignment, all Loans and Commitments to be replaced shall be purchased at par (allocated among the Lenders under such Facility in the same manner as would be required if such Loans were being optionally prepaid or such Commitments were being optionally reduced or terminated by the Borrowers), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to subsection 4.12. By receiving such purchase price, the Lenders under such Facility shall automatically be deemed to have assigned the Loans or Commitments under such Facility pursuant to the terms of the form of Assignment and Acceptance, and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this paragraph are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement.
          (h) Each Sponsor Affiliate, solely in its capacity as a Lender, hereby agrees, and each Assignment and Acceptance shall provide a confirmation, that, if any Loan Party shall be subject to any voluntary or involuntary proceeding commenced under the Bankruptcy Code or any other such debtor relief law now or hereafter in effect (such proceedings, “Bankruptcy Proceedings”), (A) such Sponsor Affiliate shall not take any step or action in such Bankruptcy Proceeding to object to, impede, or delay the exercise of any right or the taking of any action by the Administrative Agent (or the taking of any action by a third party that is supported by the Administrative Agent) in relation to such Sponsor Affiliate’s claim with respect to its Incremental Term Loans and Incremental Term Loan Commitments (a “Claim”) (including, without limitation, objecting to any debtor-in-possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise, or plan of reorganization) so long as such Sponsor Affiliate is treated in connection with such exercise or action on the same or better terms as the other Lenders and (B) with respect to any matter requiring the vote of Lenders during the pendency of a Bankruptcy Proceeding (including, without limitation, voting on any plan of reorganization), the Incremental Term Loans held by such Sponsor Affiliate (and any Claim with respect thereto) shall be deemed to be voted by such Sponsor Affiliate in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Sponsor Affiliates, so long as such Sponsor Affiliate is treated in connection with the exercise of such right or taking of such action on the same or better terms as the other Lenders. For the avoidance of doubt, the Lenders and each Sponsor Affiliate agree and acknowledge that the provisions set forth in this subsection 11.6(h) constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where a Loan Party has filed for protection under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect applicable to such Loan Party.
          11.7 Adjustments; Set-off; Calculations; Computations. (a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 9(f), or otherwise (except pursuant to subsection 4.4, 4.13(d) or 11.6)), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans or the Reimbursement Obligations, as the case may be, owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders an interest (by participation, assignment or otherwise) in such portion of each such other Lender’s Loans or the Reimbursement Obligations, as the case may be, owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited

Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.
          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, upon the occurrence of an Event of Default under subsection 9(a) to set-off and appropriate and apply against any amount then due and payable under subsection 9(a) by such Borrower any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any Affiliate, branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Parent Borrower and the U.S. Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.
          11.8 Judgment Currency. (a) If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this subsection 11.8 referred to as the “Judgment Currency”) an amount due under any Loan Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this subsection 11.8 being hereinafter in this subsection 11.8 referred to as the “Judgment Conversion Date”).
          (b) If, in the case of any proceeding in the court of any jurisdiction referred to in subsection 11.8(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Loan Party shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Loan Party under this subsection 11.8(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.
          (c) The term “rate of exchange” in this subsection 11.8 means the rate of exchange at which the U.S. Administrative Agent, on the relevant date at or about 12:00 noon (New York time), would be prepared to sell, in accordance with its normal course foreign currency exchange practices, the Obligation Currency against the Judgment Currency.

          11.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmission (i.e., pdf)), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Parent Borrower and each Administrative Agent.
          11.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          11.11 Integration. This Agreement and the other Loan Documents represent the entire agreement of each of the Loan Parties party hereto, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto, any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
          11.12 GOVERNING LAW. THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          11.13 Submission To Jurisdiction; Waivers. (a) Each party hereto hereby irrevocably and unconditionally:
     (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America located in the county of New York, and appellate courts from any thereof;
     (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;
     (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable Credit Agreement Party (or, in the case of any Canadian Borrower, as specified in paragraph (b)), the applicable Lender or the U.S. Administrative Agent, as the case may be, at the address specified in subsection 11.2 or at such other address of which the U.S. Administrative Agent, any such Lender or any such Borrower, as the case may be, shall have been notified pursuant thereto;

     (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
     (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any consequential or punitive damages.
          (b) Each Canadian Borrower and Canadian Finco hereby agree to irrevocably and unconditionally appoint an agent for service of process located in The City of New York (the “New York Process Agent”), reasonably satisfactory to the U.S. Administrative Agent, as its agent to receive on behalf of such Borrower and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any such New York State or Federal court described in paragraph (a) of this subsection and agrees promptly to appoint a successor New York Process Agent in The City of New York (which successor New York Process Agent shall accept such appointment in a writing reasonably satisfactory to the U.S. Administrative Agent) prior to the termination for any reason of the appointment of the initial New York Process Agent. CT Corporation System, a woltersKluwer Company, located at 111 Eighth Avenue, 13th Floor; New York, NY 10011; telephone: 212-894-8940; facsimile: 212-894-8581, has been appointed as the initial New York Process Agent. In any action or proceeding in New York State or Federal court, service may be made on a Canadian Borrower or Canadian Finco by delivering a copy of such process to such Borrower in care of the New York Process Agent at the New York Process Agent’s address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to such Borrower at its address specified in subsection 11.2 with (if applicable) a copy to the Parent Borrower (such service to be effective upon such receipt by the New York Process Agent and the depositing of such process in the mails as aforesaid). Each of the Canadian Borrowers and Canadian Finco hereby irrevocably and unconditionally authorizes and directs the New York Process Agent to accept such service on its behalf. As an alternate method of service, each of the Canadian Borrowers and Canadian Finco irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such New York State or Federal court by mailing of copies of such process to such Borrower by certified or registered air mail at its address specified in subsection 11.2. Each of the Canadian Borrowers and Canadian Finco agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (c) To the extent that any Canadian Borrower or Canadian Finco has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Canadian Borrower or Canadian Finco, as the case may be, hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and any Note.
          11.14 Acknowledgments. Each Borrower hereby acknowledges that:

     (l) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;
     (m) no Agent nor any Lead Arranger or any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the U.S. Administrative Agent and Lenders, on the one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and
     (n) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Lenders or among any of the Loan Parties and the Lenders.
          11.15 WAIVER OF JURY TRIAL. EACH CREDIT AGREEMENT PARTY,AGENT AND LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
          11.16 Confidentiality. Each Agent and each Lender agrees to keep confidential any information (a) provided to it by or on behalf of Holdings, the Parent Borrower, or any of their respective Subsidiaries pursuant to or in connection with the Loan Documents or (b) obtained by such Lender based on a review of the books and records of Holdings, the Parent Borrower or any of their respective Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to any Agent, any Lead Arranger or any other Lender, (ii) to any Transferee, or prospective Transferee or any creditor or any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations which agrees to comply with the provisions of this subsection pursuant to a written instrument (or electronically recorded customary agreement from any Person listed above in this clause (ii), in respect to any electronic information (whether posted or otherwise distributed on Intralinks or any other electronic distribution system)) for the benefit of the Parent Borrower (it being understood that each relevant Lender shall be solely responsible for obtaining such instrument (or such electronically recorded agreement)), (iii) to its affiliates and the employees, officers, directors, trustees, agents, attorneys, accountants and other professional advisors of it and its affiliates, provided that such Lender shall inform each such Person of the agreement under this subsection 11.16 and take reasonable actions to cause compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this subsection 11.16), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or its affiliates or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law, provided that unless (i) such disclosure is pursuant to an examination or review of the type described in clause (vii) below or (ii) the respective Lender is prohibited by any Requirement of Law, such Lender shall notify the Parent Borrower of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement by the respective Agent or Lender, (vi) in connection with the exercise of any remedy hereunder, under any Loan Document or under any Interest Rate Protection Agreement, (vii) in connection with regulatory examinations and reviews conducted by the National Association of Insurance Commissioners or any Governmental Authority having jurisdiction over such Lender or its affiliates (to the extent applicable), (viii) in connection with any litigation to which such Lender (or, with respect to any Interest Rate Protection Agreement, any affiliate of any Lender party thereto) may be a party, subject to the proviso in clause (iv), and (ix) if, prior to such information having been so provided or obtained, such information was already in an Agent’s or a Lender’s possession on a non-confidential basis without a duty of confidentiality to any Borrower being violated.
          11.17 USA Patriot Act Notice. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.: 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify, and record information that identifies such Borrower, which information includes the name of such Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Patriot Act, and such Borrower agrees to provide such information from time to time to any Lender.
          11.18 INTERCREDITOR AGREEMENT. EACH LENDER PARTY HERETO UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT THE OBLIGATIONS ARE INTENDED TO CONSTITUTE A DISTINCT AND SEPARATE CLASS FROM THE FIRST LIEN LAST OUT NOTES. EACH LENDER FURTHER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE PROVISIONS SETTING FORTH THE PRIORITIES AS BETWEEN THE HOLDERS OF FIRST LIEN LAST OUT NOTES ON THE ONE HAND, AND THE HOLDERS OF OBLIGATIONS HEREUNDER, ON THE OTHER HAND, ARE SET FORTH IN THE INTERCREDITOR AGREEMENT.
     (a) EACH LENDER AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENTS AND THE ADMINISTRATIVE AGENTS TO ENTER INTO THE SECURITY DOCUMENTS ON BEHALF OF THE LENDERS, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE SECURITY DOCUMENTS AND THE INTERCREDITOR AGREEMENT. EACH LENDER AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENTS AND THE ADMINISTRATIVE AGENTS TO ENTER INTO THE INTERCREDITOR AGREEMENT AMENDMENT AND RATIFIES THE TERMS OF THE INTERCREDITOR AGREEMENT AS AMENDED THEREBY.
     (b) THE PROVISIONS OF THIS SUBSECTION 11.18 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO THE INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR THE COLLATERAL AGENT OR ANY OF ITS RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER

AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT. EACH LENDER IS FURTHER AWARE THAT THE U.S. COLLATERAL AGENT MAY ALSO ACT IN AN AGENCY CAPACITY PURSUANT TO EACH FIRST LIEN LAST OUT NOTE INDENTURE, AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION THERETO OR CAUSE OF ACTION ARISING THEREFROM.
          11.19 Special Provisions Regarding Pledges of Capital Stock in, and Promissory Notes Owed by, Persons Not Organized in the U.S. or Canada. (a) To the extent any Security Document requires or provides for the pledge of promissory notes issued by, or Capital Stock in, any Person organized under the laws of a jurisdiction outside the United States or Canada, it is acknowledged that, as of the Closing Date, no actions have been required to be taken to perfect, under local law of the jurisdiction of the Person who issued the respective promissory notes or whose Capital Stock is pledged, under the Security Documents.
          (b) The Parent Borrower hereby agrees that, following any request by the U.S. Administrative Agent or Required Lenders to do so, the Parent Borrower shall, and shall cause its Subsidiaries to, take (to the extent they may lawfully do so) such actions (including the making of any filings and the delivery of appropriate legal opinions) under the local law of any jurisdiction with respect to which such actions have not already been taken as are reasonably determined by the U.S. Administrative Agent or Required Lenders to be necessary or reasonably desirable in order to fully perfect, preserve or protect the security interests granted pursuant to the various Security Documents under the laws of such jurisdictions.
          11.20 Joint and Several Liability; Postponement of Subrogation. (a) The obligations of the U.S. Borrowers hereunder and under the other Loan Documents shall be joint and several and, as such, each U.S. Borrower shall be liable for all of such obligations of each other U.S. Borrower under this Agreement and the other Loan Documents. The obligations of each of the Canadian Borrowers hereunder and under the other Loan Documents shall be joint and several and, as such, each Canadian Borrower shall be liable for all of such obligations of each other Canadian Borrower under this Agreement and the other Loan Documents. To the fullest extent permitted by law the liability of each Borrower for the obligations under this Agreement and the other Loan Documents of the other applicable Borrowers with whom it has joint and several liability shall be absolute, unconditional and irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the obligations hereunder or thereunder or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any applicable Secured Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder; provided that no Borrower hereby waives any suit for breach of a contractual provision of any of the Loan Documents) which may at any time be available to or be asserted by such other applicable Borrower or any other Person against any Secured Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of such other applicable Borrower or such Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of such other applicable Borrower for the obligations hereunder or under any other Loan Document, or of such Borrower under this Section, in bankruptcy or in any other instance.

          (b) Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payments made hereunder or otherwise, until the prior payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments. Any amount paid to any Borrower on account of any such subrogation rights prior to the payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments shall be held in trust for the benefit of the applicable Secured Parties and shall immediately be paid to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, for the benefit of the applicable Secured Parties and credited and applied against the obligations of the applicable Borrowers, whether matured or unmatured, in such order as the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, shall elect. In furtherance of the foregoing, for so long as any obligations of the Borrowers hereunder, any Letters of Credit or any Commitments remain outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against any other Borrower (or any of its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made in respect of the obligations hereunder or under any other Loan Document of such other Borrower to any Secured Party. Notwithstanding any other provision contained in this Agreement or any other Loan Document, if a “secured creditor” (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint or joint and several basis, then the Borrowers’ Obligations (and the obligations of their Subsidiaries), to the extent such obligations are secured, only shall be several obligations and not joint or joint and several obligations.
          (c) The obligations of each U.S. Borrower with respect to the Obligations are independent of the obligations of each other Borrower or any Guarantor under its guaranty of such Obligations, and a separate action or actions may be brought and prosecuted against each Borrower, whether or not any other U.S. Borrower or any such Guarantor is joined in any such action or actions. Each U.S. Borrower waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any U.S. Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall, to the fullest extent permitted by law, operate to toll the statute of limitations as to each U.S. Borrower.
          (d) Each of the U.S. Borrowers authorizes the U.S. Administrative Agent and the Lenders without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:
     (i) exercise or refrain from exercising any rights against any other U.S. Borrower or any Guarantor or others or otherwise act or refrain from acting;
     (ii) release or substitute any other U.S. Borrower, endorsers, Guarantors or other obligors;

     (iii) settle or compromise any of the Obligations of any other U.S. Borrower or any other Loan Party, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Lenders;
     (iv) apply any sums paid by any other U.S. Borrower or any other Person, howsoever realized or otherwise received to or for the account of such U.S. Borrower to any liability or liabilities of such other U.S. Borrower or other Person regardless of what liability or liabilities of such other U.S. Borrower or other Person remain unpaid; and/or
     (v) consent to or waive any breach of, or act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise, by any other U.S. Borrower or any other Person.
          (e) It is not necessary for the U.S. Administrative Agent or any other Lender to inquire into the capacity or powers of any U.S. Borrower or any of its Subsidiaries or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall constitute the joint and several obligations of the U.S. Borrowers hereunder.
          (f) Each U.S. Borrower waives, to the fullest extent permitted by law, any right to require the U.S. Administrative Agent or the other Lenders to (i) proceed against any other U.S. Borrower, any Guarantor or any other party, (ii) proceed against or exhaust any security held from any U.S. Borrower, any Guarantor or any other party or (iii) pursue any other remedy in the U.S. Administrative Agent’s or the Lenders’ power whatsoever. Each U.S. Borrower waives, to the fullest extent permitted by law, any defense based on or arising out of suretyship or any impairment of security held from any U.S. Borrower, any Guarantor or any other party or on or arising out of any defense of any other U.S. Borrower, any Guarantor or any other party other than payment in full in cash of the Obligations, including, without limitation, any defense based on or arising out of the disability of any other U.S. Borrower, any Guarantor or any other party, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other U.S. Borrower, in each case other than as a result of the payment in full in cash of the Obligations.
          11.21 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Loan Party for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Loan Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations of the Borrowers under the Loan Documents, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the obligations, whether as a fraudulent preference, reviewable transaction or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations of the Borrowers hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
          11.22 Language. The parties hereto confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires conferment leur volonté que la présente convention, de même que tous les documents s’y rattachant, y compris tout avis, annexe et autorisation, soient rédigés en anglais seulement.
          Section 12.Holdings Guaranty.
          12.1 Guaranty. (a) In order to induce the Administrative Agents, the Collateral Agents, the Issuing Lenders and the Lenders to enter into this Agreement and to extend credit hereunder, and to induce the other Guaranteed Creditors to enter into Interest Rate Protection Agreements and Permitted Hedging Arrangements and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans, the issuance of the Letters of Credit and the entering into of such Interest Rate Protection Agreements and Permitted Hedging Arrangements, Holdings hereby agrees with the Guarantee Creditors as follows: Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guarantor Obligations of the Borrowers to the Guaranteed Creditors. If any or all of the Guarantor Obligations of the Borrowers to the Guaranteed Creditors becomes due and payable hereunder, Holdings, unconditionally and irrevocably, promises to pay such indebtedness to the applicable Administrative Agent and/or the other applicable Guaranteed Creditors, on demand, together with any and all expenses which may be incurred by the Administrative Agents and the other Guaranteed Creditors in collecting any of the Guarantor Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantor Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower), then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall, to the fullest extent permitted by law, be binding upon Holdings, notwithstanding any revocation of the guarantee contained in this Section 12 or other instrument evidencing any liability of any Borrower, and Holdings shall, to the fullest extent permitted by law, be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.
          (b) The guarantee contained in this Section 12 shall remain in full force and effect until the first date on which all the Loans (including the face amount of all Bankers’ Acceptance Loans), any Reimbursement Obligations and the obligations of Holdings under the guarantee contained in this Section 12 then due and owing, in each case, shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender) and the Commitment shall be terminated, notwithstanding that from time to time during the term of this Agreement any of the Borrowers may be free from any obligations under the Loan Documents.
          12.2 Bankruptcy. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guarantor Obligations to the Guaranteed Creditors whether or not due or payable by any Borrower upon the occurrence of any of the events specified in subsection 9(f), and irrevocably and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, on demand, in lawful money of the United States, or Canada, as applicable.
          12.3 Nature of Liability. The liability of Holdings hereunder is primary, absolute and unconditional, exclusive and independent of any security for or other guaranty of the Guarantor Obligations, whether executed by any other guarantor or by any other party, and the liability of Holdings hereunder shall not, to the fullest extent permitted by law, be affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party (other than a direction that results in the payment in full of the Guarantor Obligations), or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guarantor Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking (other than payment of the Guarantor Obligations to the extent of such payment), or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower, or (e) any payment made to any Guaranteed Creditor on the Guarantor Obligations which any such Guaranteed Creditor repays to any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives, to the fullest extent permitted by law, any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction by the Guaranteed Creditors as contemplated in subsection 12.5, or (g) any invalidity, irregularity or enforceability of all or any part of the Guarantor Obligations or of any security therefor.
          12.4 Independent Obligation. The obligations of Holdings hereunder are independent of the obligations of any other guarantor, any other party or any Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor, any other party or any Borrower and whether or not any other guarantor, any other party or any Borrower be joined in any such action or actions. Holdings waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to such Borrower shall operate to toll the statute of limitations as to Holdings.
          12.5 Amendments, etc. with respect to the Obligations. To the maximum extent permitted by law, Holdings shall remain obligated hereunder notwithstanding that, without any reservation of rights against Holdings and without notice to or further assent by Holdings, any demand for payment of any of the Guarantor Obligations made by the applicable Administrative Agent or any other Guaranteed Creditor may be rescinded by the such Administrative Agent or such other Guaranteed Creditor and any of the Guarantor Obligations continued, and the Guarantor Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the applicable Administrative Agent or any other Guaranteed Creditor, and this Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the applicable Administrative Agent (or the Required Lenders or the applicable Lender(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the applicable Collateral Agent, Administrative Agent or any other Guaranteed Creditor for the payment of any of the Guarantor Obligations may be sold, exchanged, waived, surrendered or released. None of the applicable Collateral Agent, Administrative Agent and each other Guaranteed Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Guarantor Obligations or for the guarantee contained in this Section 12 or any property subject thereto, except to the extent required by applicable law.
          12.6 Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of Holdings or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guarantor Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
          12.7 No Subrogation. Notwithstanding any payment made by Holdings hereunder or any set-off or application of funds of Holdings by either Administrative Agent or any other Guaranteed Creditor, Holdings shall not be entitled to be subrogated to any of the rights of the Administrative Agents or any other Guaranteed Creditor against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agents or any other Guaranteed Creditor for the payment of the Guarantor Obligations, nor shall Holdings seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by Holdings hereunder, until all amounts owing to either Administrative Agent and the other Guaranteed Creditors by the Borrowers on account of the Guarantor Obligations are paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender) and the Commitments are terminated. If any amount shall be paid to Holdings on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full in cash or any Letter of Credit shall remain outstanding (except for Letters of Credit that have provided for in a manner reasonably satisfactory to the applicable Issuing Lender) or any of the Commitments shall remain in effect, such amount shall be held by Holdings in trust for the applicable Administrative Agent and the other Guaranteed Creditor, segregated from other funds of Holdings, and shall, forthwith upon receipt by Holdings, be turned over to the applicable Administrative Agent in the exact form received by Holdings (duly indorsed by Holdings to the applicable Administrative Agent if required), to be held as collateral security for all of the Guarantor Obligations (whether matured or unmatured) guaranteed by Holdings and/or then or at any time thereafter may be applied against any Guarantor Obligations, whether matured or unmatured, in such order as the applicable Administrative Agent may determine.
          12.8 Waiver. (a) Holdings waives, to the fullest extent permitted by law, any right to require any Guaranteed Creditor to (i) proceed against any Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor’s power whatsoever. Holdings waives, to the fullest extent permitted by law, any defense based on or arising out of any defense of any Borrower, any other guarantor or any other party, other than payment of the Guarantor Obligations to the extent of such payment, based on or arising out of the disability of any Borrower, Holdings, any other guarantor or any other party, or the validity, legality or unenforceability of the Guarantor Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment of the Guarantor Obligations to the extent of such payment. Subject to the other terms of this Agreement and the Loan Documents, the Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agents, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guarantor Obligations have been paid. Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any Borrower or any other party or any security.
          (b) Holdings waives, to the fullest extent permitted by law, all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of the guarantee contained in this Section 12, and notices of the existence, creation or incurring of new or additional Guarantor Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guarantor Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that neither the applicable Administrative Agent nor any of the other Guaranteed Creditors shall have any duty to advise Holdings of information known to them regarding such circumstances or risks.
          12.9 Payments. All payments made by Holdings pursuant to this Section 12 shall be made in Dollars and will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of subsections 4.8 and 4.11.
          12.10 Maximum Liability. It is the desire and intent of Holdings and the Guaranteed Creditors that the guarantee contained in this Section 12 shall be enforced against Holdings to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Holdings under the guarantee contained in this Section 12 shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of Holdings’ obligations under the guarantee contained in this Section 12 shall be deemed to be reduced and Holdings shall pay the maximum amount of the Guarantor Obligations which would be permissible under applicable law.
[SIGNATURE PAGES TO BE PROVIDED SEPARATELY]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

RSC HOLDINGS II, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	Senior Vice President, General Counsel and Corporate Secretary

RSC HOLDINGS III, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	Senior Vice President, General Counsel and Corporate Secretary

RSC EQUIPMENT RENTAL, INC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	Senior Vice President, General Counsel and Corporate Secretary

RSC EQUIPMENT RENTAL OF CANADA LTD.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Signature page to RSC ABL Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as U.S. Administrative Agent and U.S. Collateral Agent
By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

Signature page to RSC Credit Agreement

DEUTSCHE BANK AG CANADA BRANCH, Individually and as Canadian Administrative Agent and Canadian Collateral Agent
By:	/s/ David Gynn
	Name:	David Gynn
	Title:	Chief Financial Officer

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

Signature page to RSC Credit Agreement

BANK OF AMERICA, N.A., as a Co-Syndication Agent
By:	/s/ Robert Scalzitti
	Name:	Robert Scalzitti
	Title:	Senior Vice President

Signature page to RSC Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: Bank of America, N.A.
By:	/s/ Robert Scalzitti
	Name:	Robert Scalzitti
	Title:	Senior Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC. RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH. AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of America, N.A. (acting through its Canada branch)

By:	/s/ Clara Mcgibbon
	Name:	Clara Mcgibbon
	Title:	Assistant Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: Wells Fargo Bank, National Association
By:	/s/ David Hill
	Name:	David Hill
	Title:	Authorized Signatory

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: Wells Fargo Capital Finance Corporation Canada
By:	/s/ David Hill
	Name:	David Hill
	Title:	Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: BARCLAYS BANK PLC
By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.
By:	/s/ Dan Lane
	Name:	DAN LANE
	Title:	SVP

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
By:	/s/ John Freeman
	Name:	John Freeman
	Title:	Senior Vice President

J.P. MORGAN SECURITIES LLC, as a Joint Book Runner
By:	/s/ Dan Lane
	Name:	DAN LANE
	Title:	MANAGING DIRECTOR

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

General Electric Capital Corporation

By:	/s/ Dwayne L. Coker
	Name:	Dwayne L. Coker
	Title:	Duly Authorized Signatory

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: BNP Panibas
By:	/s/ Daniel J Williams
	Name:	Daniel J Williams
	Title:	Director

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: PNC BANK, N.A.
By:	/s/ John D. Trott
	Name:	John D. Trott
	Title:	Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: SUNTRUST BANK
By:	/s/ Angela Leake
	Name:	Angela Leake
	Title:	Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U:S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

CIT Bank, as a Lender
By:	/s/ Benjamin Haslam
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N. A.

By:	/s/ James H. Herzog, Jr.
	Name:	James H. Herzog, Jr.
	Title:	Senior Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Credit Suisse AG, Cayman Islands Branch
By:	/s/ Karl Studer
	Name:	Karl Studer
	Title:	Director

By:	/s/ Claudia Siffert
	Name:	Claudia Siffert
	Title:	Assistant Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: GOLDMAN SACHS BANK USA
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: HSBC BANK USA N.A.
By:	/s/ Thomas A. Getty, Jr.
	Name:	Thomas A. Getty, Jr.
	Title:	Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Suzannah Harris
	Name:	Suzannah Harris
	Title:	Vice President

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: Royal Bank of Canada
By:	/s/ Dan Mascioli
	Name:	Dan Mascioli
	Title:	Attorney-in-Fact

By:	/s/ Robert S. Kizell
	Name:	Robert S. Kizell
	Title:	Attorney-in-fact

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: BURDALE FINANCIAL LIMITED
By:	/s/ Steven Sanicola
	Name:	Steven Sanicola
	Title:	Duly Authorized Signatory

By:	/s/ Antimo Barbieri
	Name:	Antimo Barbieri
	Title:	Duly Authorized Signatory

Signature page to RSC ABL Credit Agreement

SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE LENDERS PARTY HERETO FROM TIME TO TIME, DEUTSCHE BANK AG NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT, AND DEUTSCHE BANK AG CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAME OF INSTITUTION: Capital One Leverage Finance Corporation
By:	/s/ Michael Burns
	Name:	Michael Burns
	Title:	Senior Vice President

Signature page to RSC ABL Credit Agreement

SCHEDULE A
to Credit Agreement
Schedule A: Commitments and Addresses

		Canadian RCF
Lender	U.S. RCF Commitment	Commitment	Total Commitment
Deutsche Bank AG New York Branch	$122,500,000.00		$122,500,000.00
60 Wall Street New York, NY 10005 Attention: Marguerite Sutton Telephone: (212) 250-6150 Telecopier: (212) 797-5690

Deutsche Bank AG Canada Branch		$25,000,000.00	$25,000,000.00
199 Bay Street, Suite 4700 Toronto, Ontario M5L 1E9 Canada Attention: Marcellus Leung Telephone: (416) 682-8252 Telecopier: (416) 682-8484

Bank of America, N.A.	$122,250,000.00		$122,250,000.00
335 Madison Ave, 6th Floor New York, NY 10017 Attention: Robert Scalzitti Telephone: (646) 556-0037 Telecopier: (646) 556-0260

Bank of America, N.A. (acting through its Canada Branch)		$25,000,000.00	$25,000,000.00
200 Front Street West, Suite 2700 Toronto, ONT M5V 3L2 Attention: Teresa Tsui Telephone:(416) 349-5390 Telecopier: (312) 453-4041

Wells Fargo Bank, N.A.	$137,250,000.00		$137,250,000.00
2450 Colorado Avenue, Suite 3000 Santa Monica, CA 90404 Attention: David Hill/Julia Pham Telephone: (310) 453-7249/7271 Telecopier: (866) 615-7803

Wells Fargo Capital Finance Corporation Canada		$10,000,000.00	$10,000,000.00
301 South College Street Charlotte, NC 28202 Attention: Lynn Stone Telephone:(704) 715-9700 Telecopier: (866) 615-7803

Barclays Bank PLC	$100,000,000.00		$100,000,000.00
745 7th Avenue, 26th Floor New York, NY 10019 Attention: Michael Mozer Telephone:(212) 526-1456 Telecopier: (212) 526-5115

		Canadian RCF
Lender	U.S. RCF Commitment	Commitment	Total Commitment
JP Morgan Chase Bank, N.A.	$85,000,000.00		$85,000,000.00
3 Park Plaza, Suite 900 Irvine, CA 92614 Attention Annaliese Fisher Telephone: (949) 471-9894 Telecopier: (949) 471-9871

JPMorgan Chase Bank, N.A., Toronto Branch		$15,000,000.00	$15,000,000.00
200 Bay Street, Royal Bank Plaza South Tower, Suite 1800 Toronto, Ontario M5J 2J2 M5J 2J2 Canada Attention: Indrani Lazarus Telephone: (416) 981-9218 Telecopier: (416) 981-9174

General Electric Capital Corporation	$75,000,000.00		$75,000,000.00
201 Merritt 7, P.O. Box 5201 Norwalk, CT 06856-5201 Attention: Nita Jain Telephone: (312) 441-7181 Telecopier: (203) 956-4003

BNP Paribas New York Branch	$50,000,000.00		$50,000,000.00
787 Seventh Avenue, 9th Floor New York, NY 10019 Attention: Daniel Williams / Rolando Perez Telephone:(212) 841-2204 Telephone: (917) 286-8777

PNC Bank, N.A.	$50,000,000.00		$50,000,000.00
340 Madison Avenue New York, NY 10173 Attention: John D. Trott Telephone: (212) 752-6079 Telecopier: (212) 303-0060

SunTrust Bank	$50,000,000.00		$50,000,000.00
303 Peachtree Street, 23rd Floor Atlanta, GA 30308 Attention: Angela Leake Telephone: (404) 545-2674 Telecopier: (404) 813-5890

CIT Bank	$35,000,000.00		$35,000,000.00
5420 LBJ Freeway, Suite 200 Dallas, TX 75240 Attention: Chris Handler Telephone: (972) 455-1634 Telecopier: (972) 455-1619

RBS Citizens Business Capital, a Division of RBS	$32,000,000.00		$32,000,000.00
Asset finance, Inc., a subsidiary of RBS Citizens, N.A. 8521 Leesburg Pike, Suite 405 Vienna, VA 22182 Attention: James H. Herzog, Jr. Telephone: (703) 610-6082

		Canadian RCF
Lender	U.S. RCF Commitment	Commitment	Total Commitment
Credit Suisse AG, Cayman Islands Branch	$25,000,000.00		$25,000,000.00
Eleven Madison Avenue New York, NY 10010 Attention: Karl Studer Telephone: (212) 325-9163 Telecopier: (212) 743-1894

Goldman Sachs Bank USA	$25,000,000.00		$25,000,000.00
c/o Goldman, Sachs & Co. 30 Hudson Street, 38th Floor Jersey City, NJ 07302 Attention: Lauren Day Telephone: (212) 934-3921

HSBC Bank USA N.A.	$25,000,000.00		$25,000,000.00
452 Fifth Avenue, 4th Floor New York, NY 10018 Attention: Andrew Brown Telephone: (212) 525-2532 Telecopier: (212) 525-2520

Key Bank National Association	$25,000,000.00		$25,000,000.00
127 Public Square Cleveland, OH 44114 Attention: Suzannah Harris Telephone: (216) 689-3589 Telecopier: (216) 689-4649

Royal Bank of Canada	$25,000,000.00		$25,000,000.00
One Liberty Plaza, 3rd Floor 165 Broadway New York, NY 10006 Attention: Ronnie Lynn Robles Telephone: (416) 974-0125 Telecopier: (416) 974-6981

Burdale Financial Limited	$22,500,000.00		$22,500,000.00
300 First Stamford Place Stamford, CT 06902 Attention: Russ Brightly Telephone: (203) 391-5948 Telecopier: (203) 353-0152

Capital One Leverage Finance Corp.	$18,500,000.00		$18,500,000.00
275 Broadhollow Road Melville, NY 11474 Attention: Julianne Low Telephone: (631) 531-2894 Telecopier: (800) 986-0323

Total:	$1,025,000,000.00	$75,000,000.00	$1,100,000.00

SCHEDULE B
to Credit Agreement
Schedule B: Fiscal Periods
For RSC Holdings II, LLC and each of its Subsidiaries:
•	Annual Fiscal Periods begin on January 1 and end on December 31;

•	Quarterly Fiscal Periods end on March 31, June 30, September 30 and December 31; and
Monthly Fiscal Periods end on the last day of the applicable calendar month.

SCHEDULE C
to Credit Agreement
Schedule C: Rental Fleet Locations

Address	City	State	Zip
2177 JERROLD AVENUE	SAN FRANCISCO	CA	94124
2150 O’TOOLE AVE	SAN JOSE	CA	95131
4030 PACHECO BLVD	MARTINEZ	CA	94553
4030 PACHECO BLVD	MARTINEZ	CA	94553
VALERO REFINERY-C/O RSC#580
3300 BAYSHORE RD	BENICIA	CA	94510
4030 PACHECO BLVD	MARTINEZ	CA	94553

520 E. LA CADENA DRIVE	RIVERSIDE	CA	92507
4117 ROSEDALE HWY.	BAKERSFIELD	CA	93308
2900 E. SPRING ST.	LONG BEACH	CA	90806
28377 FELIX VALDEZ AVE	TEMECULA	CA	92590
1000 S GRAND	SANTA ANA	CA	92705
19091 HWY #33	MCKITTRICK	CA	93251
8450 HADDON AVE.	SUN VALLEY	CA	91352
2900 E. SPRING ST.	LONG BEACH	CA	90806

3461 EAST DEUCE OF CLUBS	SHOW LOW	AZ	85901
2323 WEST HIGHWAY 66	GALLUP	NM	87301
171 SOUTH BROWNING PARKWAY	FARMINGTON	NM	87401
6363 E. SECOND ST.	PRESCOTT VALLEY	AZ	86314
2678 E. HUNTINGTON DRIVE	FLAGSTAFF	AZ	86001
2250 SILVER CREEK ROAD	BULLHEAD CITY	AZ	86442
557 AIRPARK DR.	DURANGO	CO	81303

6200 DUVAL MINE ROAD	SAHUARITA	AZ	85629
215 EAST BASELINE ROAD	GILBERT	AZ	85233
1770 WEST PRINCE ROAD	TUCSON	AZ	85705
648 EAST FRY BLVD	SIERRA VISTA	AZ	85635
1060 EAST HIGHWAY 70	SAFFORD	AZ	85546
2020 HIGHWAY 60	GLOBE	AZ	85501
21445 NO 27TH AVENUE	PHOENIX	AZ	85027
6921 EAST CAVE CREEK RD	CAVE CREEK	AZ	85331
1429 NORTH PINAL AVE	CASA GRANDE	AZ	85122
4521 US HIGHWAY 191	MORENCI	AZ	85540
2720 E. 16TH ST (HWY 95)	YUMA	AZ	85365

3520 N PERKINS RD	STILLWATER	OK	74075
3801 SE NOWATA ROAD	BARTLESVILLE	OK	74006
708 W. ELGIN STREET	BROKEN ARROW	OK	74012

Address	City	State	Zip
2500 SOUTH 32ND STREET	MUSKOGEE	OK	74401
8200 CHARLES PAGE BLVD	SAND SPRINGS	OK	74063
2807 N GARNETT ST	TULSA	OK	74116
1000 SOUTH PINE, ATTN: CONOCO	PONCA CITY	OK	74602

3212 PRAIRIE VALLEY ROAD	ARDMORE	OK	73401
2900 NO. INTERSTATE DRIVE	NORMAN	OK	73072
201 NORTH SARA RD.	YUKON	OK	73099
324 W. MEMORIAL ROAD	OKLAHOMA CITY	OK	73114
1 VALERO WAY	ARDMORE	OK	73401
2420 S.W. LEE BLVD	LAWTON	OK	73505
3101 SOUTH I-35 SVC RD	OKLAHOMA CITY	OK	73129

2225 AUSTIN STREET	SAN ANGELO	TX	76903
6701 FM 119	SUNRAY	TX	79086
3900 I-40 EAST	AMARILLO	TX	79103
317 SOUTHEAST LOOP 289	LUBBOCK	TX	79404
980 S. PAGEWOOD ST.	ODESSA	TX	79762

737 E. MAIN	LEWISVILLE	TX	75057
2728 N. WESTMORELAND	DALLAS	TX	75212
2809 W. KINGSLEY ROAD	GARLAND	TX	75041
1533 NORTH MCDONALD	MCKINNEY	TX	75071

5028 WEST LOOP 281	LONGVIEW	TX	75603
13240 STATE HWY 110 SOUTH	TYLER	TX	75707
2022 TEXAS BLVD	TEXARKANA	TX	75501
810 STRONG HWY	EL DORADO	AR	71730
300 LYNBROOK BLVD	SHREVEPORT	LA	71106

U.S.HIGHWAY 79 SOUTH	BUFFALO	TX	75831
2301 SO TEXAS AVENUE	COLLEGE STATION	TX	77840
2700 WEST HIGHWAY 290	BRENHAM	TX	77833
5210 SO GENERAL BRUCE	TEMPLE	TX	76502
1300 W CENTRAL TEXAS EXPRESSWY	KILLEEN	TX	76542
6935 WOODWAY DRIVE	WACO	TX	76712

501 SO PADRE ISLAND DR.	CORPUS CHRISTI	TX	78405
FLINT HILLS REFINERY (ON-SITE)
2825 SUNTIDE ROAD, GATE 3A	CORPUS CHRISTI	TX	78410
12104 NAVARRO ST.	VICTORIA	TX	77904
824 S HWY 35 BYPASS	PORT LAVACA	TX	77979
1122 CANTWELL LANE,
VALERO REFINERY ONSITE	CORPUS CHRISTI	TX	78407

Address	City	State	Zip
4633 HIGHWAY 361	GREGORY	TX	78359
301 W LEROY ST	THREE RIVERS	TX	78071

29786 N. HIGHWAY 281	BULVERDE	TX	78163
29880 I-10 WEST	BOERNE	TX	78006
5120 WURZBACH RD.	SAN ANTONIO	TX	78238
5333 EAST HOUSTON	SAN ANTONIO	TX	78220

6230 SOUTHWEST PARKWAY	WICHITA FALLS	TX	76310
12997 NORTH FREEWAY	FORT WORTH	TX	76177
1766 S. TREADAWAY	ABILENE	TX	79602
320 HIGHWAY 67	MIDLOTHIAN	TX	76065
2201 TIN TOP ROAD #400	WEATHERFORD	TX	76086
4900 E. LOOP 820 SOUTH	FORT WORTH	TX	76119

3301 INTERSTATE HWY 35 NORTH	ROUND ROCK	TX	78664
1600 OLLIE LN.	MARBLE FALLS	TX	78654
4542 S. INTERSTATE HWY 35 S.	SAN MARCOS	TX	78666
507 HIGHWAY 71	BASTROP	TX	78602
10300 IH-35 NORTH	AUSTIN	TX	78753
3506 CHAPMAN LANE	AUSTIN	TX	78744

3500 ELLEN TROUT DRIVE	LUFKIN	TX	75904
820 HIGHWAY 30 EAST	HUNTSVILLE	TX	77320
32000 STATE HIGHWAY 249
MONTGOMERY COUNTY	PINEHURST	TX	77362
3595 FM 1960 W	HUMBLE	TX	77338
4007 SPRAYBERRY LANE	CONROE	TX	77303

1013 EMERALD VALLEY DR.	LAREDO	TX	78043
3495 E RUBEN M. TORRES	BROWNSVILLE	TX	78521
3925 N. CAGE BLVD	PHARR	TX	78577
1720 W EXPRESSWAY 83	SAN BENITO	TX	78586

729 S. WESTOVER BLVD.	ALBANY	GA	31721
10427 HWY 84 EAST	THOMASVILLE	GA	31792
3425 NAPIER FIELD ROAD	DOTHAN	AL	36303
709 WEST GAINES STREET	TALLAHASSEE	FL	32304
3655 NO MONROE STREET	TALLAHASSEE	FL	32303
2445 CAPITAL CIRCLE N.E.	TALLAHASSEE	FL	32308
4383 INNER PERIMETER RD	VALDOSTA	GA	31602

SHENANDOAH INDUSTRIAL PARK
35 HERRING ROAD	NEWNAN	GA	30265

Address	City	State	Zip
1275 CARROLLTON-VILLA RICA HWY	VILLA RICA	GA	30180
616 HWY. 138 SW	RIVERDALE	GA	30274
50 TRADE STREET	BOGART	GA	30622
3297 MARTHA BERRY HWY	ROME	GA	30165
135 PEACHTREE ROAD
MACON/WARNER ROBINS	BYRON	GA	31008
392 NORTH EXPRESSWAY	GRIFFIN	GA	30223
229 HURRICANE SHOALS RD	LAWRENCEVILLE	GA	30045
1950 GUFFIN LANE	MARIETTA	GA	30066

2136 W. BEAVER STREET	JACKSONVILLE	FL	32209
8618 PHILLIPS HIGHWAY	JACKSONVILLE	FL	32256
1830 MASON AVENUE	DAYTONA BEACH	FL	32117
539 S.W. ARROW HEAD TERRACE	LAKE CITY	FL	32024
16300 HIGHWAY 80 WEST	STATESBORO	GA	30458
1000 CHATHAM PKWY. NORTH	GARDEN CITY	GA	31408
1008 COMMERCIAL DRIVE	BRUNSWICK	GA	31520

14144 66TH STREET NORTH	LARGO	FL	33771
3051 HANSON STREET	FORT MYERS	FL	33916
11507 US 19 NORTH	PORT RICHEY	FL	34668
3635 US HWY. 98 N.	LAKELAND	FL	33809
5907 E. ADAMO	TAMPA	FL	33619
907 E. CANAL ST.	MULBERRY	FL	33860
355 5TH ST. S.W.	WINTER HAVEN	FL	33880

3019 S. U.S.HIGHWAY 1	FORT PIERCE	FL	34982
6575 SOUTHERN BLVD.	WEST PALM BEACH	FL	33413
3540 BURRIS RD	DAVIE	FL	33314
4201 L B MC LEOD RD	ORLANDO	FL	32811
100 WEBER AVE.	LEESBURG	FL	34748
2850 W STATE RD 520	COCOA	FL	32926
P.O. BOX 22036
3650 BONNET CREEK ROAD	LAKE BUENA VISTA	FL	32830

3925 WASHINGTON BLVD.	BALTIMORE	MD	21227
1303 GOVERNOR COURT	ABINGDON	MD	21009
4622 WEDGEWOOD BLVD	FREDERICK	MD	21703
8200 CRYDEN WAY	FORESTVILLE	MD	20747
12391 RANDOLPH RIDGE LANE	MANASSAS	VA	20109
4616 LASSEN LANE	FREDERICKSBURG	VA	22408
1308 HORNER ROAD	WOODBRIDGE	VA	22191

1201 ELECTRIC ROAD	SALEM	VA	24153

Address	City	State	Zip
1570 RADFORD ROAD	CHRISTIANSBURG	VA	24073
1961 S. LOUDOUN STREET	WINCHESTER	VA	22601
161 CHARLES STREET	HARRISONBURG	VA	22802
104 MEADE AVENUE	CHARLOTTESVILLE	VA	22902
3560 YOUNG PLACE	LYNCHBURG	VA	24501

2408 GAMBRINUS SW	CANTON	OH	44708
7094 TRUCK WORLD BLVD	HUBBARD	OH	44425
1819 WOODVILLE ROAD	OREGON	OH	43616
2292 S. ARLINGTON ST.	AKRON	OH	44319
1373 CONANT ST	MAUMEE	OH	43537
4300 MUHLHAUSER ROAD	FAIRFIELD	OH	45014
5773 EXECUTIVE BLVD.	DAYTON	OH	45424

700 SO 15TH AVENUE	HOPEWELL	VA	23860
1000 HALSTEAD BLVD	ELIZABETH CITY	NC	27909
905 EAST RANDOLPH RD.
HONEYWELL	HOPEWELL	VA	23860
1344 TAYLOR FARM ROAD	VIRGINIA BEACH	VA	23453
6710 EVERGLADES DRIVE	RICHMOND	VA	23225
602 COPELAND DRIVE	HAMPTON	VA	23661
3501 BUSINESS CENTER DRIVE	CHESAPEAKE	VA	23323

900 WEST BASIN ROAD	NEW CASTLE	DE	19720
28587 SUSSEX HIGHWAY	LAUREL	DE	19956
100 LIBERTY LANE	CHALFONT	PA	18914

4017 HWY 74 WEST	MONROE	NC	28110
3883 SWEETEN CREEK ROAD	ARDEN	NC	28704
3022 GRIFFITH STREET	CHARLOTTE	NC	28203
925 RIVERVIEW ROAD	ROCK HILL	SC	29732
141 SWEETEN CREEK ROAD	ASHEVILLE	NC	28803
505 E. PLAZA DRIVE	MOORESVILLE	NC	28115
10840 METROMONT PARKWAY	CHARLOTTE	NC	28269

105 SOUTH SWING ROAD	GREENSBORO	NC	27409
5600 CHAPEL HILL ROAD	RALEIGH	NC	27607
1020 NORTH FRONT STREET	WILMINGTON	NC	28401
229 CENTER STREET	JACKSONVILLE	NC	28546
200 S. LASALLE STREET	DURHAM	NC	27705
4301 MURCHISON ROAD	FAYETTEVILLE	NC	28311
4320 NEW BERN AVENUE	RALEIGH	NC	27610

3521 MIKE PADGETT HIGHWAY	AUGUSTA	GA	30906

Address	City	State	Zip
709 SEABOARD STREET	MYRTLE BEACH	SC	29577
610 E PINE LOG ROAD	AIKEN	SC	29803
2721 WEST 5TH NORTH STREET	SUMMERVILLE	SC	29483
2402 HIGHWAY 72 — 221 EAST	GREENWOOD	SC	29648
1400 BLUFF ROAD	COLUMBIA	SC	29201
1000 WOODRUFF ROAD	GREENVILLE	SC	29607
2841 AZALEA DRIVE	CHARLESTON	SC	29405

6778 LINCOLN HWY WEST	THOMASVILLE	PA	17364
932 S. 13TH ST	HARRISBURG	PA	17104
1209 MARSHALL AVENUE	LANCASTER	PA	17601
947 ROUTE 22 EAST	DUNCANSVILLE	PA	16635

573 NEW GOFF MOUNTAIN ROAD	CROSS LANES	WV	25313
319 OAKVALE ROAD	PRINCETON	WV	24740
307 NO EISENHOWER DRIVE	BECKLEY	WV	25801
944 MANIFOLD ROAD	WASHINGTON	PA	15301

ONE FIELDS POINT DRIVE	PROVIDENCE	RI	02905
15 SHARPNERS POND ROAD, BUILDING G	NORTH ANDOVER	MA	01845
60 WOOSTER STREET	NEW BRITAIN	CT	06052

2025 WESTFIELD AVE	WATERLOO	IA	50701
301 WEST MABEL STREET	MANKATO	MN	56002
2340 FERNBROOK LANE NORTH	PLYMOUTH	MN	55447
6740 HUDSON BLVD	OAKDALE	MN	55128
3750 HIGHWAY 13 WEST	BURNSVILLE	MN	55337
3020 HIGHWAY 63 NORTH	ROCHESTER	MN	55906
2150 4TH AVE. SOUTH	CLEAR LAKE	IA	50428
3352 SOUTHWAY DRIVE	SAINT CLOUD	MN	56301
4016 HIGHWAY BLVD	SPENCER	IA	51301

2021 NE BROADWAY	DES MOINES	IA	50313
2108 E. LINCOLN WAY	AMES	IA	50010
3708 ARCH AVENUE	GRAND ISLAND	NE	68803
8616 S. 135TH ST	OMAHA	NE	68138
1821 CORNHUSKER HWY.	LINCOLN	NE	68521
3620 NORTH LEWIS AVENUE	SIOUX FALLS	SD	57104

3913 24TH STREET	MOLINE	IL	61265
5735 4TH STREET SW	CEDAR RAPIDS	IA	52404
1414 E TRIUMPH DRIVE	URBANA	IL	61802
1050 SOUTH GEAR AVE.	WEST BURLINGTON	IA	52655

Address	City	State	Zip
2700 SOUTH 17TH. STREET	CLINTON	IA	52732
2701 S. MAIN ST	BLOOMINGTON	IL	61704
2901 N PEORIA STREET	PERU	IL	61354
1845 E, LINCOLN HIGHWAY	DEKALB	IL	60115
3407 N. MAIN STREET	EAST PEORIA	IL	61611
1303 WASHINGTON ST.	MUSCATINE	IA	52761
1025 CEDAR CROSS RD.	DUBUQUE	IA	52003

8155 EAST GATE BLVD	MOUNT JULIET	TN	37122
147 JACK MILLER BLVD.	CLARKSVILLE	TN	37042
301 CRUTCHER STREET	NASHVILLE	TN	37213
1425 SOUTH CHURCH STREET	MURFREESBORO	TN	37130
109 CENTURY COURT	FRANKLIN	TN	37064

4419 REAS BRIDGE ROAD	DECATUR	IL	62521
9080 VETERANS MEMORIAL PARKWAY	O FALLON	MO	63366
421 NORTH OUTER SERVICE ROAD	VALLEY PARK	MO	63088
2050 SOUTHERN EXPRESSWAY	CAPE GIRARDEAU	MO	63703
1600 SOUTH DIRKSEN PKWY	SPRINGFIELD	IL	62703
5076 MID AMERICA CT	COLLINSVILLE	IL	62234
ROUTE 111, PO BOX 76
CONOCO PHILLIPS REFINERY	ROXANA	IL	62084
1326 S BISHOP AVE	ROLLA	MO	65401

1100 VINE STREET	HAYS	KS	67601
325 SOUTH KANSAS AVENUE	LIBERAL	KS	67901
9707 E ORME	WICHITA	KS	67207
9127 W KELLOGG DR	WICHITA	KS	67209
307 NO 14TH	DODGE CITY	KS	67801
915 ENOCH LANE	MANHATTAN	KS	66502
1500 SO BROADWAY	SALINA	KS	67401

11615 SOUTH ROGERS ROAD	OLATHE	KS	66062
1040 BURLINGTON	NORTH KANSAS CITY	MO	64116
951 SOUTHEAST OLDHAM PKWY	LEES SUMMIT	MO	64081
2805 E NEWMAN	JOPLIN	MO	64801
3818 S. LEONARD RD	SAINT JOSEPH	MO	64503
3100 HASKELL	LAWRENCE	KS	66046

7217 AIRWAYS BLVD	SOUTHAVEN	MS	38671
6600 HIGHWAY 70	BARTLETT	TN	38134
2927 BROWNS LANE	JONESBORO	AR	72401
4885 NORTH COUNTY ROAD 773	BLYTHEVILLE	AR	72315
174 KENWORTH BLVD	JACKSON	TN	38305

Address	City	State	Zip
6876 W.REPUBLIC RD.	REPUBLIC	MO	65738
3008 NORTH BALTIMORE STREET	KIRKSVILLE	MO	63501
5635 HIGHWAY 54	OSAGE BEACH	MO	65065
754 E YOUNG	WARRENSBURG	MO	64093
3215 PARIS RD.	COLUMBIA	MO	65201
3639 MAINE	QUINCY	IL	62305
48 INDUSTRIAL PARK DRIVE	HOLLISTER	MO	65672

1226 E. 16TH AVENUE	HIBBING	MN	55746
4201 W. FIRST STREET	DULUTH	MN	55807
3004 THUNDER ROAD	FARGO	ND	58104
3131 EAST BROADWAY AVE.	BISMARCK	ND	58501

5417 MIDDLEBROOK PIKE	KNOXVILLE	TN	37921
6688 W ANDREW JOHNSON HIGHWAY	TALBOTT	TN	37877
608 WEST AVENUE	CROSSVILLE	TN	38555
912 W. CUMBERLAND GAP PKWY	CORBIN	KY	40701
880 BOONE STATION RD	JOHNSON CITY	TN	37615
1830 FOREMAN DRIVE	COOKEVILLE	TN	38501

6001 ATWOOD DRIVE	RICHMOND	KY	40475
210 CORPORATE DRIVE	ELIZABETHTOWN	KY	42701
65 SULPHUR SPRINGS ROAD	LEBANON	KY	40033
970 LOVERS LANE	BOWLING GREEN	KY	42104
3485 ROGER E SCHUPP	LOUISVILLE	KY	40205
4828 CONSTELLATION AVE.	EVANSVILLE	IN	47715
3805 S. HARDING ST.	INDIANAPOLIS	IN	46217

300 W CHICAGO AVENUE	EAST CHICAGO	IN	46312
2201 E. HIGGINS ROAD	ELK GROVE VILLAGE	IL	60007
BP AMERICA, WHITING REFINERY
300 W CHICAGO AVENUE	EAST CHICAGO	IN	46312
22634 SO. FRONTAGE ROAD WEST	CHANNAHON	IL	60410
4311 N. MAYFLOWER RD.	SOUTH BEND	IN	46628

21600 DORAL ROAD	WAUKESHA	WI	53186
5814 GREEN VALLEY RD	OSHKOSH	WI	54904
2809 LARSON STREET	LA CROSSE	WI	54603
3161 MARKET STREET	GREEN BAY	WI	54304
26 MARSH COURT	MADISON	WI	53718
5605 MESKER STREET	SCHOFIELD	WI	54476
5809 HWY 8 WEST	RHINELANDER	WI	54501

Address	City	State	Zip
9170 COORS NW	ALBUQUERQUE	NM	87120
2401 MENAUL NE	ALBUQUERQUE	NM	87107
2707 CERRILLOS	SANTA FE	NM	87507
1437 US HWY 70 WEST	ALAMOGORDO	NM	88310
708 WEST PALMS	LAS CRUCES	NM	88005
6914 GATEWAY EAST	EL PASO	TX	79915
6500 TROWBRIDGE DR.	EL PASO	TX	79905
212 RED CLOUD RD.	CARLSBAD	NM	88220

11250 EAST 40TH AVENUE	DENVER	CO	80239
1250 ZUNI STREET	DENVER	CO	80204
13109 HWY 85	LITTLETON	CO	80125
2401 STEEL DRIVE	COLORADO SPRINGS	CO	80907
814 N. SANTA FE AVENUE	PUEBLO	CO	81003
1600 KANSAS AVENUE	LONGMONT	CO	80501
5601 BRIGHTON BLVD.	COMMERCE CITY	CO	80022

460 32ND ROAD	CLIFTON	CO	81520
P.O. BOX 775489
2251 DOWNHILL DRIVE	STEAMBOAT SPRINGS	CO	80487
1045 CHAMBERS AVE
PO BOX 4106	EAGLE	CO	81631
PO BOX 4240
0116 COUNTY ROAD 450	BRECKENRIDGE	CO	80424
2781 WEST 2100 SOUTH	WEST VALLEY CITY	UT	84119
2351 NORTH 1100 WEST	SALT LAKE CITY	UT	84116

230394 HIGHLAND ROAD	SCOTTSBLUFF	NE	69361
1429 MULBERRY	FORT COLLINS	CO	80524
1215 WEST LINCOLNWAY	CHEYENNE	WY	82001
3233 CY AVENUE	CASPER	WY	82604
2601 E. 2ND ST.	GILLETTE	WY	82718
2651 GABEL RD.	BILLINGS	MT	59102

501 S MAIN ST	ELLENSBURG	WA	98926
1210 WEST BROADWAY	MOSES LAKE	WA	98837
2302 EAST “Q” STREET	TACOMA	WA	98421
2810 HIGHLAND AVE	EVERETT	WA	98201
9045 WILLOWS ROAD	REDMOND	WA	98052
5421 1ST AVENUE SOUTH	SEATTLE	WA	98108
1301 EAST COLLEGE WAY	MOUNT VERNON	WA	98273
421 SO. WENATCHEE AVENUE	WENATCHEE	WA	98801

7920 NE ST. JOHNS ROAD	VANCOUVER	WA	98665
13850 SE AMBLER RD.	CLACKAMAS	OR	97015

Address	City	State	Zip
2358 N 1ST ST	HERMISTON	OR	97838
62530 HIGHWAY 101 SOUTH	COOS BAY	OR	97420
3092 SILVERTON ROAD	SALEM	OR	97301
9510 W. CLEARWWATER AVE.	KENNEWICK	WA	99336

38385 HIGHWAY 30	GONZALES	LA	70737
HIGHWAY 70 @ 44	CONVENT	LA	70723
10606 E MAIN STREET	HOUMA	LA	70363
58020 INDUSTRIAL BLVD	PLAQUEMINE	LA	70764
PO BOX 665; 2235 HWY 70	DONALDSONVILLE	LA	70346
8404 RIVER ROAD	GEISMAR	LA	70734

3301 CITIES SERVICE HWY	WESTLAKE	LA	70669
1410 E PRIEN LAKE RD	LAKE CHARLES	LA	70601
11832 LAKE CHARLES HWY	LEESVILLE	LA	71446
900 HWY. 108, PO BOX 216	SULPHUR	LA	70664
CONOCO REFINERY
2200 OLD SPANISH TRAIL	WESTLAKE	LA	70669
PPG — 1300 PPG DRIVE	WESTLAKE	LA	70669

BAYER-ON SITE RENTAL STORE
8500 WEST BAY ROAD	BAYTOWN	TX	77520
EQUISTAR, 8280 SHELDON ROAD	CHANNELVIEW	TX	77530
7840 HIGHWAY 146 SOUTH	BAYTOWN	TX	77520
8200 EAST FREEWAY	HOUSTON	TX	77029
5900 HIGHWAY 225, GATE 22	DEER PARK	TX	77536
8807 HIGHWAY 225	LA PORTE	TX	77571
1900 TITLE ROAD, GATE 4	DEER PARK	TX	77536

5603 7TH ST.	BAY CITY	TX	77414
DOW CHEMICAL ON SITE RENTAL YD
458 PLANTATION DR PMB 302	LAKE JACKSON	TX	77566
CONOCO PHILLIPS REFINERY
FM 524 AND HWY 35 GATE 105	OLD OCEAN	TX	77463
2011 HIGHWAY 288	FREEPORT	TX	77541
4002 TEXAS AVENUE	TEXAS CITY	TX	77590
602 COPPER ROAD	FREEPORT	TX	77541
6311 HARBORSIDE DR	GALVESTON	TX	77554

3612 COLISEUM BLVD	ALEXANDRIA	LA	71303
4911 HIGHWAY 90 EAST	BROUSSARD	LA	70518
6952 AIRLINE HWY	BATON ROUGE	LA	70805
913 CHIPPEWA ST.	BATON ROUGE	LA	70805

911 S. LOOP WEST	HOUSTON	TX	77054

Address	City	State	Zip
11003 BISSONNET	HOUSTON	TX	77099
2510 SOUTH MAIN	STAFFORD	TX	77477
15210 FM 529 @ HIGHWAY 6	HOUSTON	TX	77095
17700 HIGHWAY 3	WEBSTER	TX	77598
20202 PARK ROW	KATY	TX	77449
2735 FM 2218	ROSENBERG	TX	77471

5194 FM 1006	ORANGE	TX	77630
905 W. JADE AVENUE	PORT ARTHUR	TX	77640
4225 COLLEGE ST	BEAUMONT	TX	77707
C/O MOTIVA PAR
2555 SAVANNAH AVENUE	PORT ARTHUR	TX	77641
1635 INDUSTRIAL PARK DR.	NEDERLAND	TX	77627

4915 101 AVENUE	EDMONTON	AB	T6A 0L6
4920 56TH AVENUE	BONNYVILLE	AB	T9N 2N8
15730 118 AVENUE	EDMONTON	AB	T5V 1C4
11141 — 89 AVE	FORT SASKATCHEWAN	AB	T8L 2T3
3915 — 38 STREET	WHITECOURT	AB	T7S 1P1

2921 MILLAR AVENUE	SASKATOON	SK	S7K 6P6
235 MC DONALD STREET NORTH	REGINA	SK	S4N 5W2
59-17 ST. WEST	PRINCE ALBERT	SK	S6V 3X2
4401 — 37TH AVE.	LLOYDMINSTER	SK	S9V 1R6
850 HIGH ST. WEST	MOOSE JAW	SK	S6H 1T9

3639 — 8TH STREET S.E.	CALGARY	AB	T2G 3A5
6732-65 AVENUE	RED DEER	AB	T4P 1A5
#103-705 LAVAL CRES.	KAMLOOPS	BC	V2C 5P2
2230 9 AVENUE SW	MEDICINE HAT	AB	T1A 8E9
1405 — 33 STREET NORTH	LETHBRIDGE	AB	T1H 5H2

4915 101 AVENUE	EDMONTON	AB	T6A 0L6

265 MACALPINE CRESCENT	FORT MCMURRAY	AB	T9H 4Y4
161 NORTHLAND DR	CONKLIN	AB	T0P1H0
PO BOX 540	FT MCMURRAY	AB	T9H 3E3

HIGHWAY 3142	HAHNVILLE	LA	70057
68674 HWY 59	MANDEVILLE	LA	70448
1444 WESTBANK EXPRESSWAY	WESTWEGO	LA	70094
US HWY 61 @ MARATHON AVE.	GARYVILLE	LA	70051
EXXON/MOBIL REFINERY — GATE 49
1790 PARIS ROAD	CHALMETTE	LA	70044

Address	City	State	Zip
802 WESTIN OAKS DRIVE	HAMMOND	LA	70404
1444 WESTBANK EXPRESSWAY	WESTWEGO	LA	70094
11580 CHEF MENTEUR HWY	NEW ORLEANS	LA	70128
2500 W. AIRLINE HIGHWAY	LA PLACE	LA	70068
P.O. BOX 492
HWY 61 — GATE 44	NORCO	LA	70079

3235 VETERANS CIRCLE	BIRMINGHAM	AL	35235
2750 SOUTHSIDE DRIVE	TUSCALOOSA	AL	35401
13001 HIGHWAY 78	JASPER	AL	35501
1214 HAMRIC DRIVE WEST, U.S. HIGHWAY 78	OXFORD	AL	36203
140 INDUSTRIAL DRIVE	ATTALLA	AL	35954
1369 MCCAIN PARKWAY	PELHAM	AL	35124
4111 PINSON VALLEY PARK	BIRMINGHAM	AL	35215

3837 HIGHWAY 63	MOSS POINT	MS	39563
19862 COUNTY ROAD 20	FOLEY	AL	36535
119 DOODLE AVENUE	FORT WALTON BEACH	FL	32547
12735 HIGHWAY 43	AXIS	AL	36505
1503 W. 15TH STREET	PANAMA CITY	FL	32401
10230 LOGAN CLINE DRIVE	GULFPORT	MS	39503
4226 HALLS MILL RD.	MOBILE	AL	36693
5580 N. PENSACOLA BLVD.	PENSACOLA	FL	32505

2123 HAMILTON RD.	LAGRANGE	GA	30240
2400 WHITTLESEY ROAD	COLUMBUS	GA	31909
CORPORATE & SPECIAL EVENTS
1747 WARM SPRINGS ROAD	COLUMBUS	GA	31904
1845 EAST GLENN AVENUE	AUBURN	AL	36830
700 ENTERPRISE COURT	MONTGOMERY	AL	36117
364 HIGHWAY 280	ALEXANDER CITY	AL	35010

227 SHELTON STREET	COLUMBUS	MS	39702
5595 HIGHWAY 49 SOUTH	HATTIESBURG	MS	39402
4330 HIGHWAY 80 WEST	JACKSON	MS	39209
2720 HIGHWAY 61 N	VICKSBURG	MS	39183
1214 JEFFERSON ROAD	DEMOPOLIS	AL	36732
80 GRADY ROAD	GRENADA	MS	38901
3035 SO FRONTAGE ROAD	MERIDIAN	MS	39301
1948 CLIFF GOOKIN BLVD.	TUPELO	MS	38801
600 HIGHWAY 25	STARKVILLE	MS	39759

3180 HWY 20 WEST	DECATUR	AL	35601
4293 HWY 58	CHATTANOOGA	TN	37416

Address	City	State	Zip
43388 US HIGHWAY 72	STEVENSON	AL	35772
376 DAN TIBBS ROAD	HUNTSVILLE	AL	35806
1002 E 2ND STREET	MUSCLE SHOALS	AL	35661
1500 FRITZ STREET SOUTHEAST	CLEVELAND	TN	37323
BP-AMOCO CHEMICALS PO BOX 2215
1401 FINDLEY ISLAND ROAD	DECATUR	AL	35609

11618 OTTER CREEK SOUTH	MABELVALE	AR	72103
2600 WEST MAIN	JACKSONVILLE	AR	72076
6520 WEST BARRAQUE	PINE BLUFF	AR	71602
2505 N.24TH. ST.	ROGERS	AR	72756
3004 SO. ARKANSAS	RUSSELLVILLE	AR	72802
3616 TOWSON AVENUE	FORT SMITH	AR	72901
513 AIRPORT RD.	HOT SPRINGS	AR	71913

8787 HIGHWAY 225	LA PORTE	TX	77571
2500 W. AIRLINE HIGHWAY	LA PLACE	LA	70068
3925 WASHINGTON BLVD.	BALTIMORE	MD	21227
4030 PACHECO BLVD	MARTINEZ	CA	94553
2201 E. HIGGINS ROAD	ELK GROVE VILLAGE	IL	60007
11250 EAST 40TH AVENUE	DENVER	CO	80239
13001 HWY 78	JASPER	AL	35501

SCHEDULE D
to Credit Agreement
Schedule D: Existing Indebtedness
Capital Lease Obligations
A.	Guarantee Obligations in respect of the Motor Vehicle Open Ended Operating Lease No. 0988 dated as of April 24, 2000 between DL Peterson Trust and RSC ($76,686,796.29 aggregate principal amount as of January 31, 2011).

SCHEDULE 3.1(a)
to Credit Agreement
Schedule 3.1(a): Existing Letters of Credit

Issuing			L/C		Expiration
Lender	Borrower	Beneficiary	Number	Type	Date	Amount
Deutsche Bank AG New York Branch	RSC Equipment Rental, Inc	Hilltop- Scottsdale LLC	DBS- 17300	Standby	11/18/2011	966,297.00 USD

Deutsche Bank AG New York Branch	RSC Equipment Rental, Inc	Atlas Copco North America	DBS- 17301	Standby	11/27/2011	1,216,750.00 USD

Deutsche Bank AG New York Branch	RSC Equipment Rental, Inc	Liberty Mutual	DBS- 17307	Standby	12/31/2011	28,989,186.00 USD

Deutsche Bank AG New York Branch	RSC Equipment Rental, Inc	Genie Industries	DBS- 17396	Standby	12/31/2011	14,000,000.00 USD

Deutsche Bank AG New York Branch	RSC Equipment Rental, Inc	Wells Fargo N.A. (JLG)	DBS- 19134	Standby	12/31/2011	25,000,000.00 USD

			Total Standby Letters of Credit			$70,172,233.00

SCHEDULE 4.15(a)
to Credit Agreement
Schdule 4.15(a): DDAs

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	3750641392	Bank of America, N.A.	6929 E GREENWAY PARKWAY SCOTTSDALE, AZ 85254	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	3752128460	Bank of America, N.A.	6929 E GREENWAY PARKWAY SCOTTSDALE, AZ 85254	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216319	Bank of America, N.A.	3818 S. LEONARD RD SAINT JOSEPH, MO 64503	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216322	Bank of America, N.A.	915 ENOCH LANE MANHATTAN, KS 66502	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216335	Bank of America, N.A.	5194 FM 1006 ORANGE, TX 77630	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216348	Bank of America, N.A.	PO BOX 665; 2235 HWY 70 DONALDSONVILLE, LA 70346	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216351	Bank of America, N.A.	210 CORPORATE DRIVE ELIZABETHTOWN, KY 42701	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216364	Bank of America, N.A.	2901 N PEORIA STREET PERU, IL 61354	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216377	Bank of America, N.A.	4885 NORTH COUNTY ROAD 773 BLYTHEVILLE, AR 72315	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216380	Bank of America, N.A.	58020 INDUSTRIAL BLVD PLAQUEMINE, LA 70764	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216393	Bank of America, N.A.	5809 HWY 8 WESTRHINELANDER, WI 54501	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216403	Bank of America, N.A.	11832 LAKE CHARLES HWYLEESVILLE, LA 71446	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216416	Bank of America, N.A.	3417 E-TRADE PARK COURTCHARLOTTE, NC 71449	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426216429	Bank of America, N.A.	3200 N. HARBOR LA NE MINNEAPOLIS, MN 55447	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230913	Bank of America, N.A.	501 S MAIN STELLENSBURG, WA 98926	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230926	Bank of America, N.A.	4117 ROSEDALE HWY.BAKERSFIELD, CA 93308	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230939	Bank of America, N.A.	421 SO. WENATCHEE AVENUE WENATCHEE, WA 98801	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230955	Bank of America, N.A.	8450 HADDON AVE SUN VALLEY, CA 91352	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230968	Bank of America, N.A.	U.S. HIGHWAY 79 SOUTH BUFFALO, TX 75831	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230971	Bank of America, N.A.	5028 WEST LOOP 281 LONGVIEW, TX 75603	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230984	Bank of America, N.A.	2700 WEST HIGHWAY 290 BRENHAM, TX 77833	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426230997	Bank of America, N.A.	1300 W CENTRAL TEXAS EXPRESS WY KILLEEN, TX 76542	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231006	Bank of America, N.A.	2022 TEXAS BLVD TEXARKANA, TX 75501	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231019	Bank of America, N.A.	3212 PRAIRIE VALLEY ROAD ARDMORE, OK 73401	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231035	Bank of America, N.A.	2420 S.W. LEE BLVD LAWTON, OK 73505	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231048	Bank of America, N.A.	5120 WURZBACH RD SAN ANTONIO, TX 78238	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231051	Bank of America, N.A.	2201 TIN TOP ROAD #400 WEATHERFO RD, TX 76086	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231064	Bank of America, N.A.	2510 SOUTH MAIN STAFFORD, TX 77477	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426231077	Bank of America, N.A.	4007 SPRAYBERRY LANE CONROE, TX 77303	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231080	Bank of America, N.A.	3925 N. CAGE BLVD PHARR, TX 78577	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231093	Bank of America, N.A.	1720 W EXPRESSWAY 83 SAN BENITO, TX 78586	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231103	Bank of America, N.A.	15210 FM 529 @ HIGHWAY 6 HOUSTON, TX 77095	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231116	Bank of America, N.A.	317 SOUTHEAST LOOP 289LUBBOCK, TX 79404	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231129	Bank of America, N.A.	300 LYNBROOK BLVD SHREVEPORT, LA 71106	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231132	Bank of America, N.A.	3506 CHAPMAN LAN EAUSTIN, TX 78744	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231145	Bank of America, N.A.	5333 EAST HOUSTON SAN ANTONIO, TX 78220	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231158	Bank of America, N.A.	11003 BISSONNET HOUSTON, TX 77099	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231161	Bank of America, N.A.	17700 HIGHWAY 3 WEBSTER, TX 77598	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231174	Bank of America, N.A.	4900 E. LOOP 820 SOUTH FORT WORTH, TX 76119	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231190	Bank of America, N.A.	20202 PARK ROW KATY, TX 77449	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231200	Bank of America, N.A.	8200 EAST FREEWAY HOUSTON, TX 77029	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231213	Bank of America, N.A.	19862 COUNTY ROAD 20 FOLEY, AL 36535	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231226	Bank of America, N.A.	3235 VETERANS CIRCLE BIRMINGHAM, AL 35235	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231239	Bank of America, N.A.	2400 WHITTLESEY ROAD COLUMBUS, GA 31909	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231242	Bank of America, N.A.	1747 WARM SPRINGD RD COLUMBUS, GA 31904	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231255	Bank of America, N.A.	1845 EAST GLENN AVENUE AUBURN, AL 36830	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231268	Bank of America, N.A.	2750 SOUTHSIDE DRIVE TUSCALOOSA, AL 35401	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231271	Bank of America, N.A.	700 ENTERPRISE COURT MONTGOMERY, AL 36117	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231284	Bank of America, N.A.	364 HIGHWAY 280 ALEXANDER CITY, AL 35010	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231297	Bank of America, N.A.	1503 W. 15TH STREET PANAMA CITY, FL 32401	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231307	Bank of America, N.A.	1369 MCCAIN PARKWAY PELHAM, AL 35124	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231310	Bank of America, N.A.	1026 S. MEMORIAL DRIVE PRATTVILLE, AL 36066	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231323	Bank of America, N.A.	10230 LOGAN CLINE DRIVE GULFPORT, MS 39503	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231336	Bank of America, N.A.	4226 HALLS MILL RD. MOBILE, AL 36693	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231349	Bank of America, N.A.	5580 N. PENSACOLA BLVD. PENSACOLA, FL 32505	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231365	Bank of America, N.A.	3297 MARTHA BERRY HWY ROME, GA 30165	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231378	Bank of America, N.A.	1214 HAMRIC DRIVE WESTOXFORD, AL 36203	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231381	Bank of America, N.A.	3425 NAPIER FIELD ROAD DOTHAN, AL 36303	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231394	Bank of America, N.A.	140 INDUSTRIAL DRIVE ATTALLA, AL 35954	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426231404	Bank of America, N.A.	16300 HIGHWAY 80 WEST STATESBORO, GA 30458	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231420	Bank of America, N.A.	4111 PINSON VALLEY PARK BIRMINGHAM, AL 35215	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231433	Bank of America, N.A.	P.O. BOX 22036 LAKE BUENA VISTA, FL 32830	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231459	Bank of America, N.A.	6778 LINCOLN HWY WESTTHOMASVILLE, PA 17364	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231462	Bank of America, N.A.	7094 TRUCK WORLD BLVDHUBBARD, OH 44425	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231475	Bank of America, N.A.	932 S. 13TH ST HARRISBURG, PA 17104	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231488	Bank of America, N.A.	2292 S. ARLINGTON ST. AKRON, OH 44319	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231501	Bank of America, N.A.	900 WEST BASIN ROAD NEW CASTLE, DE 19720	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231514	Bank of America, N.A.	1209 MARSHALL AVENUE LANCASTER, PA 17601	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231527	Bank of America, N.A.	947 ROUTE 22 EAST DUNCANSVILLE, PA 16635	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231556	Bank of America, N.A.	319 OAKVALE ROAD PRINCETON, WV 24740	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231569	Bank of America, N.A.	3560 YOUNG PLACE LYNCHBURG, VA 24501	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231572	Bank of America, N.A.	944 MANIFOLD ROAD WASHINGTON, PA 15301	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231585	Bank of America, N.A.	10840 METROMONT PARKWAY CHARLOTTE, NC 28269	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231598	Bank of America, N.A.	4320 NEW BERN AVENUE RALEIGH, NC 27610	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231608	Bank of America, N.A.	3501 BUSINESS CENTER DRIVE CHESAPEAKE, VA 23323	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231611	Bank of America, N.A.	28587 SUSSEX HIGHWAY LAUREL, DE 19956	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231624	Bank of America, N.A.	1000 HALSTEAD BLVD ELIZABETH CITY, NC 27909	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231637	Bank of America, N.A.	1961 S. LOUDOUN STREET WINCHESTER, VA 22601	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231653	Bank of America, N.A.	307 NO EISENHOWER DRIVE BECKLEY, WV 25801	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231666	Bank of America, N.A.	7217 AIRWAYS BLVD SOUTHAVEN, MS 38671	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231679	Bank of America, N.A.	2021 NE BROADWAY DES MOINES, IA 50313	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231682	Bank of America, N.A.	5735 4TH STREET SW CEDAR RAPIDS, IA 52404	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231695	Bank of America, N.A.	2108 E. LINCOLN WAY AMES, IA 50010	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231705	Bank of America, N.A.	3616 TOWSON AVENUE FORT SMITH, AR 72901	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231718	Bank of America, N.A.	2025 WESTFIELD AVE WATERLOO, IA 50701	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231721	Bank of America, N.A.	2809 LARSON STREET LA CROSSE, WI 54603	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231734	Bank of America, N.A.	3008 NORTH BALTIMORE STREET KIRKSVILLE, MO 63501	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231747	Bank of America, N.A.	5635 HIGHWAY 54O SAGE BEACH, MO 65065	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231750	Bank of America, N.A.	1226 E. 16TH AVENUE HIBBING, MN 55746	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231763	Bank of America, N.A.	754 E YOUNG WARRENSBURG, MO 64093	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426231776	Bank of America, N.A.	6740 HUDSON BLVD OAKDALE, MN 55128	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231789	Bank of America, N.A.	4201 W. FIRST STREET DULUTH, MN 55807	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231792	Bank of America, N.A.	1821 CORNHUSKER HWY. LINCOLN, NE 68521	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231802	Bank of America, N.A.	810 STRONG HWY EL DORADO, AR 71730	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231815	Bank of America, N.A.	1025 CEDAR CROSS RD. DUBUQUE, IA 52003	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231828	Bank of America, N.A.	3620 NORTH LEWIS AVENUE SIOUX FALLS, SD 57104	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231831	Bank of America, N.A.	174 KENWORTH BLVD JACKSON, TN 38305	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231860	Bank of America, N.A.	2340 FERNBROOK LANE NORTH PLYMOUTH, MN 55447	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231873	Bank of America, N.A.	3750 HIGHWAY 13 WEST BURNSVILLE, MN 55337	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231886	Bank of America, N.A.	8616 S. 135TH ST OMAHA, NE 68138	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231899	Bank of America, N.A.	3020 HIGHWAY 63 NORTH ROCHESTER, MN 55906	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231909	Bank of America, N.A.	3352 SOUTHWAY DRIVE SAINT CLOUD, MN 56301	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231970	Bank of America, N.A.	1326 S BISHOP AVE ROLLA, MO 65401	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231983	Bank of America, N.A.	230394 HIGHLAND ROAD SCOTTSBLUFF, NE 69361	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426231996	Bank of America, N.A.	11250 EAST 40TH AVENUE DENVER, CO 80239	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232005	Bank of America, N.A.	1250 ZUNI STREET DENVER, CO 80204	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232021	Bank of America, N.A.	9170 COORS NW ALBUQUERQUE, NM 87120	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232034	Bank of America, N.A.	2401 MENAUL NE ALBUQUERQUE, NM 87107	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232047	Bank of America, N.A.	1429 MULBERRY FORT COLLINS, CO 80524	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232063	Bank of America, N.A.	13109 HWY 85 LITTLETON, CO 80125	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232076	Bank of America, N.A.	2323 WEST HIGHWAY 66 GALLUP, NM 87301	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232089	Bank of America, N.A.	P.O. BOX 775489 STEAMBOAT SPRINGS, CO 80487	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232115	Bank of America, N.A.	1215 WEST LINCOLN WAY CHEYENNE, WY 82001	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232131	Bank of America, N.A.	PO BOX 4240 BRECKENRIDGE, CO 80424	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232160	Bank of America, N.A.	2401 STEEL DRIVE COLORADO SPRINGS, CO 80907	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232173	Bank of America, N.A.	814 N. SANTA FE AVENUE PUEBLO, CO 81003	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232186	Bank of America, N.A.	2707 CERRILLOSSANTA FE, NM 87507	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232199	Bank of America, N.A.	1437 US HWY 70 WEST ALAMOGORDO, NM 88310	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232209	Bank of America, N.A.	1045 CHAMBERS AVE EAGLE, CO 81631	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232212	Bank of America, N.A.	1600 KANSAS AVENUE LONGMONT, CO 80501	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232238	Bank of America, N.A.	3233 CY AVENUE CASPER, WY 82604	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426232254	Bank of America, N.A.	2781 WEST 2100 SOUTHWEST VALLEY CITY, UT 84119	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232267	Bank of America, N.A.	3301 CITIES SERVICE HWY WESTLAKE, LA 70669	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232270	Bank of America, N.A.	38385 HIGHWAY 30 GONZALES, LA 70737	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232283	Bank of America, N.A.	2720 HIGHWAY 61 N VICKSBURG, MS 39183	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232296	Bank of America, N.A.	4330 HIGHWAY 80 WEST JACKSON, MS 39209	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232306	Bank of America, N.A.	5595 HIGHWAY 49 SOUTH HATTIESBURG, MS 39402	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232319	Bank of America, N.A.	227 SHELTON STREET COLUMBUS, MS 39702	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232322	Bank of America, N.A.	3612 COLISEUM BLVD ALEXANDRIA, LA 71303	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232335	Bank of America, N.A.	4911 HIGHWAY 90 EAST BROUSSARD, LA 70518	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232348	Bank of America, N.A.	68674 HWY 59 MANDEVILLE, LA 70448	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232351	Bank of America, N.A.	80 GRADY ROAD GRENADA, MS 38901	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232380	Bank of America, N.A.	1948 CLIFF GOOKIN BLVD. TUPELO, MS 38801	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232393	Bank of America, N.A.	600 HIGHWAY 25 STARKVILLE, MS39759	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232416	Bank of America, N.A.	1214 JEFFERSON ROAD DEMOPOLIS, AL 36732	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232432	Bank of America, N.A.	10606 E MAIN STREET HOUMALA 70363	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232445	Bank of America, N.A.	5603 7TH ST. BAY CITY, TX 77414	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232458	Bank of America, N.A.	3035 SO FRONTAGE ROAD MERIDIAN, MS 39301	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232474	Bank of America, N.A.	6952 AIRLINE HWY BATON ROUGE, LA 70805	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232487	Bank of America, N.A.	1444 WESTBANK EXPRESS WAY WESTWEGO, LA 70094	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232490	Bank of America, N.A.	11580 CHEF MENTEUR HWY NEW ORLEANS, LA 70128	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232500	Bank of America, N.A.	913 CHIPPEWA ST. BATON ROUGE, LA 70805	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232513	Bank of America, N.A.	4225 COLLEGE ST BEAUMONT, TX 77707	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232526	Bank of America, N.A.	824 S HWY 35 BYPASS PORT LAVACA, TX 77979	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232539	Bank of America, N.A.	2500 W. AIRLINE HIGHWAY LA PLACE, LA 70068	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232542	Bank of America, N.A.	2011 HIGHWAY 288 FREEPORT, TX 77541	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232555	Bank of America, N.A.	1635 INDUSTRIAL PARK DR. NEDERLAND, TX 77627	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232568	Bank of America, N.A.	4002 TEXAS AVENUE TEXAS CITY, TX 77590	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232584	Bank of America, N.A.	43388 US HIGHWAY 72 STEVENSON, AL 35772	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232597	Bank of America, N.A.	1002 E 2ND STREET MUSCLE SHOALS, AL 35661	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232607	Bank of America, N.A.	6688 W ANDREW JOHNSON HIGHWAY TALBOTT, TN 37877	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232610	Bank of America, N.A.	3913 24TH STREET MOLINE, IL 61265	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426232623	Bank of America, N.A.	4419 REAS BRIDGE ROAD DECATUR, IL 62521	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232636	Bank of America, N.A.	1414 E TRIUMPH DRIVE URBANA, IL 61802	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232649	Bank of America, N.A.	300 W CHICAGO AVENUE EAST CHICAGO, IN 46312	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232652	Bank of America, N.A.	21600 DORAL ROAD WAUKESHA, WI 53186	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232665	Bank of America, N.A.	8807 HIGHWAY 225 LA PORTE, TX 77571	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232678	Bank of America, N.A.	3180 HWY 20 WEST DECATUR, AL 35601	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232681	Bank of America, N.A.	376 DAN TIBBS ROAD HUNTSVILLE, AL 35806	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232694	Bank of America, N.A.	1500 FRITZ STREET SOUTHEAST CLEVELAND, TN 37323	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232704	Bank of America, N.A.	608 WEST AVENUE CROSSVILLE, TN 38555	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232720	Bank of America, N.A.	2201 E. HIGGINS ROADELK GROVE VILLAGE, IL 60007	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232746	Bank of America, N.A.	5814 GREEN VALLEY RDOSHKOSH, WI 54904	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232759	Bank of America, N.A.	6001 ATWOOD DRIVE RICHMOND, KY 40475	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232762	Bank of America, N.A.	912 W. CUMBERLAND GAP PKWY CORBIN, KY 40701	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232775	Bank of America, N.A.	1050 SOUTH GEAR AVE.WEST BURLINGTON, IA 52655	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232788	Bank of America, N.A.	2700 SOUTH 17TH. STREET CLINTON, IA 52732	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232791	Bank of America, N.A.	2701 S. MAIN ST BLOOMINGTON, IL 61704	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232801	Bank of America, N.A.	3161 MARKET STREET GREEN BAY, WI 54304	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232814	Bank of America, N.A.	26 MARSH COURT MADISON, WI 53718	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232827	Bank of America, N.A.	1845 E, LINCOLN HIGHWAY DEKALB, IL 60115	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232830	Bank of America, N.A.	22634 SO. FRONTAGE ROAD WEST CHANNAHON, IL 60410	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232856	Bank of America, N.A.	970 LOVERS LANE BOWLING GREEN, KY 42104	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232869	Bank of America, N.A.	1830 FOREMAN DRIVE COOKEVILLE, TN 38501	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232885	Bank of America, N.A.	4300 MUHLHAUSER ROAD FAIRFIELD, OH 45014	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232898	Bank of America, N.A.	3485 ROGER E SCHUPP LOUISVILLE, KY 40205	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232908	Bank of America, N.A.	4828 CONSTELLATION AVE.EVANSVILLE, IN 47715	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232911	Bank of America, N.A.	5605 MESKER STREETSCHOFIELD, WI 54476	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232924	Bank of America, N.A.	1303 WASHINGTON ST. MUSCATINE, IA 52761	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232937	Bank of America, N.A.	1600 SOUTH DIRKSEN PKWY SPRINGFIELD, IL 62703	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232940	Bank of America, N.A.	65 SULPHUR SPRINGS ROAD LEBANON, KY 40033	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232953	Bank of America, N.A.	4311 N. MAYFLOWER RD. SOUTH BEND, IN 46628	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232979	Bank of America, N.A.	5773 EXECUTIVE BLVD. DAYTON, OH 45424	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426232982	Bank of America, N.A.	3805 S. HARDING ST. INDIANAPOLIS, IN 46217	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426232995	Bank of America, N.A.	16340 PARK TEN PLACE #300 HOUSTON, TX 77084	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237631	Bank of America, N.A.	2136 W. BEAVER STREET JACKSONVILLE, FL 32209	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237644	Bank of America, N.A.	8618 PHILLIPS HIGHWAY JACKSONVILLE, FL 32256	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237657	Bank of America, N.A.	911 S. LOOP WEST HOUSTON, TX 77054	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237660	Bank of America, N.A.	8787 HIGHWAY 225 LA PORTE, TX 77571	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237673	Bank of America, N.A.	3500 ELLEN TROUT DRIVELUFKIN, TX 75904	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237686	Bank of America, N.A.	2301 SO TEXAS AVENUE COLLEGE STATION, TX 77840	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237699	Bank of America, N.A.	820 HIGHWAY 30 EASTHUNTSVILLE, TX 77320	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237709	Bank of America, N.A.	5210 SO GENERAL BRUCE TEMPLE, TX 76502	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237712	Bank of America, N.A.	3301 INTERSTATE HWY 35 NORTHROUND ROCK, TX 78664	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237725	Bank of America, N.A.	501 SO PADRE ISLAND DR. CORPUS CHRISTI, TX 78405	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237738	Bank of America, N.A.	14144 66TH STREET NORTH LARGO, FL 33771	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237741	Bank of America, N.A.	3019 S. U.S.HIGHWAY 1 FORT PIERCE, FL 34982	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237754	Bank of America, N.A.	2123 HAMILTON RD. LAGRANGE, GA 30240	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237767	Bank of America, N.A.	1275 CARROLLTON-VILLA RICA HWY VILLA RICA, GA 30180	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237770	Bank of America, N.A.	729 S. WESTOVER BLVD. ALBANY, GA 31721	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237783	Bank of America, N.A.	4293 HWY 58 CHATTANOOGA, TN 37416	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237806	Bank of America, N.A.	50 TRADE STREET BOGART, GA 30622	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237819	Bank of America, N.A.	6575 SOUTHERN BLVD. WEST PALM BEACH, FL 33413	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237822	Bank of America, N.A.	1830 MASON AVENUE DAYTONA BEACH, FL 32117	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237835	Bank of America, N.A.	11507 US 19 NORTH PORT RICHEY, FL 34668	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237848	Bank of America, N.A.	3051 HANSON STREET FORT MYERS, FL 33916	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237851	Bank of America, N.A.	SHENANDOAH INDUSTRIAL PARK NEWNAN, GA30265	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237864	Bank of America, N.A.	616 HWY. 138 SW RIVERDALE, GA30274	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237877	Bank of America, N.A.	3521 MIKE PADGETT HIGHWAY AUGUSTA, GA 30906	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237880	Bank of America, N.A.	6230 SOUTHWEST PARKWAY WICHITA FALLS, TX 76310	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237893	Bank of America, N.A.	4542 S. INTERSTATE HWY 35 S.SAN MARCOS, TX 78666	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237903	Bank of America, N.A.	2225 AUSTIN STREET SAN ANGELO, TX 76903	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237916	Bank of America, N.A.	11618 OTTER CREEK SOUTH MABELVALE, AR 72103	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237932	Bank of America, N.A.	2600 WEST MAIN JACKSONVILLE, AR 72076	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426237945	Bank of America, N.A.	6600 HIGHWAY 70 BARTLETT, TN 38134	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237958	Bank of America, N.A.	119 DOODLE AVENUE FORT WALTON BEACH, FL 32547	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237961	Bank of America, N.A.	691 NORTHWEST 31ST AVE POMPANO BEACH, FL 33069	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237974	Bank of America, N.A.	2471 SMITH STREET KISSIMMEE, FL 34744	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426237987	Bank of America, N.A.	10427 HWY 84 EAST THOMASVILLE, GA 31792	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238009	Bank of America, N.A.	8155 EAST GATE BLVD MOUNT JULIET, TN 37122	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238012	Bank of America, N.A.	147 JACK MILLER BLVD. CLARKSVILLE, TN 37042	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238025	Bank of America, N.A.	1425 SOUTH CHURCH STREET MURFREESBORO, TN 37130	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238038	Bank of America, N.A.	709 SEABOARD STREET MYRTLE BEACH, SC 29577	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238054	Bank of America, N.A.	4017 HWY 74 WEST MONROE, NC 28110	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238067	Bank of America, N.A.	700 SO 15TH AVENUE HOPEWELL, VA 23860	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238070	Bank of America, N.A.	3925 WASHINGTON BLVD. BALTIMORE, MD 21227	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238083	Bank of America, N.A.	135 PEACHTREE ROAD BYRON, GA 31008	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238096	Bank of America, N.A.	323 SOUTH HOUSTON LAKE ROAD WARNER ROBINS, GA 31088	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238106	Bank of America, N.A.	5417 MIDDLEBROOK PIKE KNOXVILLE, TN 37921	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238119	Bank of America, N.A.	301 CRUTCHER STREET NASHVILLE, TN 37213	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238122	Bank of America, N.A.	109 CENTURY COURT FRANKLIN, TN 37064	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238135	Bank of America, N.A.	610 E PINE LOG ROAD AIKEN, SC 29803	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238148	Bank of America, N.A.	1201 ELECTRIC ROAD SALEM, VA 24153	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238151	Bank of America, N.A.	1570 RADFORD ROAD CHRISTIANSBURG, VA 24073	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238164	Bank of America, N.A.	2721 WEST 5TH NORTH STREET SUMMERVILLE, SC 29483	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238177	Bank of America, N.A.	1303 GOVERNOR COURT ABINGDON, MD 21009	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238180	Bank of America, N.A.	4622 WEDGEWOOD BLVD FREDERICK, MD 21703	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238193	Bank of America, N.A.	6876 W.REPUBLIC RD. REPUBLIC, MO 65738	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238203	Bank of America, N.A.	215 EAST BASELINE ROAD GILBERT, AZ 85233	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238216	Bank of America, N.A.	6520 WEST BARRAQUE PINE BLUFF, AR 71602	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238229	Bank of America, N.A.	2505 N.24TH. ST. ROGERS, AR 72756	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238232	Bank of America, N.A.	2927 BROWNS LANE JONESBORO, AR 72401	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238245	Bank of America, N.A.	513 AIRPORT RD. HOT SPRINGS, AR 71913	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238258	Bank of America, N.A.	3655 NO MONROE STREET TALLAHASSEE, FL 32303	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238261	Bank of America, N.A.	539 S.W. ARROW HEAD TERRACE LAKE CITY, FL 32024	Adreanne Bell-Justice (703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426238274	Bank of America, N.A.	3801 SE NOWATA ROAD	Adreanne Bell-Justice
			BARTLESVILLE, OK 74006	(703)761-8256

RSC Equipment Rental, Inc.	4426238300	Bank of America, N.A.	9080 VETERANS MEMORIAL	Adreanne Bell-Justice
			PARKWAY O FALLON, MO 63366	(703)761-8256

RSC Equipment Rental, Inc.	4426238313	Bank of America, N.A.	325 SOUTH KANSAS AVENUE	Adreanne Bell-Justice
			LIBERAL, KS 67901	(703)761-8256

RSC Equipment Rental, Inc.	4426238326	Bank of America, N.A.	3900 I-40 EAST AMARILLO, TX	Adreanne Bell-Justice
			79103	(703)761-8256

RSC Equipment Rental, Inc.	4426238339	Bank of America, N.A.	3004 SO. ARKANSAS	Adreanne Bell-Justice
			RUSSELLVILLE, AR 72802	(703)761-8256

RSC Equipment Rental, Inc.	4426238342	Bank of America, N.A.	709 WEST GAINES STREET	Adreanne Bell-Justice
			TALLAHASSEE, FL 32304	(703)761-8256

RSC Equipment Rental, Inc.	4426238355	Bank of America, N.A.	2445 CAPITAL CIRCLE N.E.	Adreanne Bell-Justice
			TALLAHASSEE, FL 32308	(703)761-8256

RSC Equipment Rental, Inc.	4426238368	Bank of America, N.A.	4383 INNER PERIMETER RD	Adreanne Bell-Justice
			VALDOSTA, GA 31602	(703)761-8256

RSC Equipment Rental, Inc.	4426238371	Bank of America, N.A.	1100 VINE STREET HAYS, KS 67601	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426238384	Bank of America, N.A.	11615 SOUTH ROGERS ROAD	Adreanne Bell-Justice
			OLATHE, KS 66062	(703)761-8256

RSC Equipment Rental, Inc.	4426238397	Bank of America, N.A.	1040 BURLINGTON NORTH	Adreanne Bell-Justice
			KANSAS CITY, MO 64116	(703)761-8256

RSC Equipment Rental, Inc.	4426238423	Bank of America, N.A.	9707 E ORME WICHITA, KS 67207	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426238436	Bank of America, N.A.	9127 W KELLOGG DR WICHITA, KS	Adreanne Bell-Justice
			67209	(703)761-8256

RSC Equipment Rental, Inc.	4426238449	Bank of America, N.A.	951 SOUTHEAST OLDHAM PKWY	Adreanne Bell-Justice
			LEES SUMMIT, MO 64081	(703)761-8256

RSC Equipment Rental, Inc.	4426238452	Bank of America, N.A.	3215 PARIS RD.COLUMBIA, MO	Adreanne Bell-Justice
			65201	(703)761-8256

RSC Equipment Rental, Inc.	4426238465	Bank of America, N.A.	2805 E NEW MANJOPLIN, MO 64801	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426238478	Bank of America, N.A.	2900 NO. INTERSTATE DRIVE	Adreanne Bell-Justice
			NORMAN, OK 73072	(703)761-8256

RSC Equipment Rental, Inc.	4426238481	Bank of America, N.A.	201 NORTH SARA RD. YUKON, OK	Adreanne Bell-Justice
			73099	(703)761-8256

RSC Equipment Rental, Inc.	4426238494	Bank of America, N.A.	324 W. MEMORIAL ROAD	Adreanne Bell-Justice
			OKLAHOMA CITY, OK 73114	(703)761-8256

RSC Equipment Rental, Inc.	4426238517	Bank of America, N.A.	2050 SOUTHERN EXPRESSWAY	Adreanne Bell-Justice
			CAPE GIRARDEAU, MO 63703	(703)761-8256

RSC Equipment Rental, Inc.	4426238520	Bank of America, N.A.	307 NO 14TH DODGE CITY, KS 67801	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426238533	Bank of America, N.A.	3004 THUNDER ROAD FARGO, ND	Adreanne Bell-Justice
			58104	(703)761-8256

RSC Equipment Rental, Inc.	4426238546	Bank of America, N.A.	48 INDUSTRIAL PARK DRIVE	Adreanne Bell-Justice
			HOLLISTER, MO 65672	(703)761-8256

RSC Equipment Rental, Inc.	4426238559	Bank of America, N.A.	3100 HASKELL LAWRENCE, KS	Adreanne Bell-Justice
			66046	(703)761-8256

RSC Equipment Rental, Inc.	4426238562	Bank of America, N.A.	8200 CRYDEN WAYFORESTVILLE,	Adreanne Bell-Justice
			MD 20747	(703)761-8256

RSC Equipment Rental, Inc.	4426238575	Bank of America, N.A.	392 NORTH EXPRESSWAYGRIFFIN,	Adreanne Bell-Justice
			GA 30223	(703)761-8256

RSC Equipment Rental, Inc.	4426238588	Bank of America, N.A.	708 W. ELGIN STREET BROKEN	Adreanne Bell-Justice
			ARROW, OK 74012	(703)761-8256

RSC Equipment Rental, Inc.	4426238591	Bank of America, N.A.	8200 CHARLES PAGE BLVD SAND	Adreanne Bell-Justice
			SPRINGS, OK 74063	(703)761-8256

RSC Equipment Rental, Inc.	4426238601	Bank of America, N.A.	421 NORTH OUTER SERVICE ROAD	Adreanne Bell-Justice
			VALLEY PARK, MO 63088	(703)761-8256

RSC Equipment Rental, Inc.	4426238614	Bank of America, N.A.	3639 MAIN E QUINCY, IL 62305	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426238627	Bank of America, N.A.	5076 MID AMERICA CT	Adreanne Bell-Justice
			COLLINSVILLE, IL 62234	(703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426238630	Bank of America, N.A.	3883 SWEETEN CREEK ROAD	Adreanne Bell-Justice
			ARDEN, NC 28704	(703)761-8256

RSC Equipment Rental, Inc.	4426238643	Bank of America, N.A.	215 EAST BASELINE ROAD	Adreanne Bell-Justice
			GILBERT, AZ 85233	(703)761-8256

RSC Equipment Rental, Inc.	4426238656	Bank of America, N.A.	1770 WEST PRINCE ROAD TUCSON,	Adreanne Bell-Justice
			AZ 85705	(703)761-8256

RSC Equipment Rental, Inc.	4426238669	Bank of America, N.A.	3461 EAST DEUCE OF CLUBS SHOW LOW, AZ 85901	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426238685	Bank of America, N.A.	648 EAST FRY BLVD SIERRA	Adreanne Bell-Justice
			VISTA, AZ 85635	(703)761-8256

RSC Equipment Rental, Inc.	4426238698	Bank of America, N.A.	1060 EAST HIGHWAY 70 SAFFORD,	Adreanne Bell-Justice
			AZ 85546	(703)761-8256

RSC Equipment Rental, Inc.	4426238708	Bank of America, N.A.	2020 HIGHWAY 60 GLOBEAZ , 85501	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426238711	Bank of America, N.A.	171 SOUTH BROWNING PARKWAY	Adreanne Bell-Justice
			FARMINGTON, NM 87401	(703)761-8256

RSC Equipment Rental, Inc.	4426238724	Bank of America, N.A.	21445 NO 27TH AVENUE PHOENIX,	Adreanne Bell-Justice
			AZ 85027	(703)761-8256

RSC Equipment Rental, Inc.	4426238737	Bank of America, N.A.	6921 EAST CAVE CREEK RD CAVE	Adreanne Bell-Justice
			CREEK, AZ 85331	(703)761-8256

RSC Equipment Rental, Inc.	4426238740	Bank of America, N.A.	6363 E. SECOND ST. PRESCOTT	Adreanne Bell-Justice
			VALLEY, AZ 86314	(703)761-8256

RSC Equipment Rental, Inc.	4426238766	Bank of America, N.A.	880 BOONE STATION RD JOHNSON	Adreanne Bell-Justice
			CITY, TN 37615	(703)761-8256

RSC Equipment Rental, Inc.	4426238782	Bank of America, N.A.	4616 LASSEN LANE	Adreanne Bell-Justice
			FREDERICKSBURG, VA 22408	(703)761-8256

RSC Equipment Rental, Inc.	4426238795	Bank of America, N.A.	1308 HORNER ROAD	Adreanne Bell-Justice
			WOODBRIDGE, VA 22191	(703)761-8256

RSC Equipment Rental, Inc.	4426238805	Bank of America, N.A.	1344 TAYLOR FARM ROAD	Adreanne Bell-Justice
			VIRGINIA BEACH, VA 23453	(703)761-8256

RSC Equipment Rental, Inc.	4426238821	Bank of America, N.A.	1400 BLUFF ROAD COLUMBIA, SC	Adreanne Bell-Justice
			29201	(703)761-8256

RSC Equipment Rental, Inc.	4426238847	Bank of America, N.A.	1429 NORTH PINAL AVE CASA	Adreanne Bell-Justice
			GRANDE, AZ 85122	(703)761-8256

RSC Equipment Rental, Inc.	4426238850	Bank of America, N.A.	2402 HIGHWAY 72 - 221 EAST	Adreanne Bell-Justice
			GREENWOOD, SC 29648	(703)761-8256

RSC Equipment Rental, Inc.	4426238876	Bank of America, N.A.	12391 RANDOLPH RIDGE LANE	Adreanne Bell-Justice
			MANASSAS, VA 20109	(703)761-8256

RSC Equipment Rental, Inc.	4426238889	Bank of America, N.A.	104 MEADE AVENUE	Adreanne Bell-Justice
			CHARLOTTESVILLE, VA 22902	(703)761-8256

RSC Equipment Rental, Inc.	4426238902	Bank of America, N.A.	6710 EVERGLADES DRIVE	Adreanne Bell-Justice
			RICHMOND, VA 23225	(703)761-8256

RSC Equipment Rental, Inc.	4426238928	Bank of America, N.A.	3022 GRIFFITH	Adreanne Bell-Justice
			STREETCHARLOTTE, NC 28203	(703)761-8256

RSC Equipment Rental, Inc.	4426238931	Bank of America, N.A.	105 SOUTH SWING ROAD	Adreanne Bell-Justice
			GREENSBORO, NC 27409	(703)761-8256

RSC Equipment Rental, Inc.	4426238944	Bank of America, N.A.	5600 CHAPEL HILL ROAD RALEIGH,	Adreanne Bell-Justice
			NC 27607	(703)761-8256

RSC Equipment Rental, Inc.	4426238957	Bank of America, N.A.	1000 WOODRUFF ROAD	Adreanne Bell-Justice
			GREENVILLE, SC 29607	(703)761-8256

RSC Equipment Rental, Inc.	4426238960	Bank of America, N.A.	2841 AZALEA DRIVE	Adreanne Bell-Justice
			CHARLESTON, SC 29405	(703)761-8256

RSC Equipment Rental, Inc.	4426238973	Bank of America, N.A.	925 RIVERVIEW ROAD ROCK HILL,	Adreanne Bell-Justice
			SC 29732	(703)761-8256

RSC Equipment Rental, Inc.	4426238986	Bank of America, N.A.	1020 NORTH FRONT STREET	Adreanne Bell-Justice
			WILMINGTON, NC 28401	(703)761-8256

RSC Equipment Rental, Inc.	4426239008	Bank of America, N.A.	229 HURRICANE SHOALS RD	Adreanne Bell-Justice
			LAWRENCEVILLE, GA 30045	(703)761-8256

RSC Equipment Rental, Inc.	4426239011	Bank of America, N.A.	7920 NE ST. JOHNS ROAD	Adreanne Bell-Justice
			VANCOUVER, WA 98665	(703)761-8256

RSC Equipment Rental, Inc.	4426239024	Bank of America, N.A.	229 CENTER STREET	Adreanne Bell-Justice
			JACKSONVILLE, NC 28546	(703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426239037	Bank of America, N.A.	1500 SO BROADWAY SALINA, KS 67401	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426239053	Bank of America, N.A.	520 E. LA CADENA DRIVE RIVERSIDE, CA 92507	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426239079	Bank of America, N.A.	2900 E. SPRING ST. LONG BEACH,	Adreanne Bell-Justice
			CA 90806	(703)761-8256

RSC Equipment Rental, Inc.	4426239082	Bank of America, N.A.	141 SWEETEN CREEK ROAD	Adreanne Bell-Justice
			ASHEVILLE, NC 28803	(703)761-8256

RSC Equipment Rental, Inc.	4426239095	Bank of America, N.A.	1000 CHATHAM PKWY.	Adreanne Bell-Justice
			NORTHGARDEN CITY, GA 31408	(703)761-8256

RSC Equipment Rental, Inc.	4426239105	Bank of America, N.A.	1950 GUFFIN LANE MARIETTA, GA	Adreanne Bell-Justice
			30066	(703)761-8256

RSC Equipment Rental, Inc.	4426239118	Bank of America, N.A.	4016 HIGHWAY BLVD SPENCER, IA 51301	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426239121	Bank of America, N.A.	1008 COMMERCIAL DRIVE	Adreanne Bell-Justice
			BRUNSWICK, GA 31520	(703)761-8256

RSC Equipment Rental, Inc.	4426239134	Bank of America, N.A.	28377 FELIX VALDEZ AVE	Adreanne Bell-Justice
			TEMECULA, CA 92590	(703)761-8256

RSC Equipment Rental, Inc.	4426239176	Bank of America, N.A.	2678 E. HUNTINGTON DRIVE	Adreanne Bell-Justice
			FLAGSTAFF, AZ 86001	(703)761-8256

RSC Equipment Rental, Inc.	4426239189	Bank of America, N.A.	2250 SILVER CREEK ROAD	Adreanne Bell-Justice
			BULLHEAD CITY, AZ 86442	(703)761-8256

RSC Equipment Rental, Inc.	4426239192	Bank of America, N.A.	1410 E PRIEN LAKE RD LAKE	Adreanne Bell-Justice
			CHARLES, LA 70601	(703)761-8256

RSC Equipment Rental, Inc.	4426239202	Bank of America, N.A.	2720 E. 16TH ST (HWY 95)YUMA, AZ 85365	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426239215	Bank of America, N.A.	2177 JERROLD AVENUESAN	Adreanne Bell-Justice
			FRANCISCO, CA 94124	(703)761-8256

RSC Equipment Rental, Inc.	4426239228	Bank of America, N.A.	2150 O'TOOLE AVE SAN JOSE, CA	Adreanne Bell-Justice
			95131	(703)761-8256

RSC Equipment Rental, Inc.	4426239244	Bank of America, N.A.	4030 PACHECO BLVD MARTINEZ,	Adreanne Bell-Justice
			CA 94553	(703)761-8256

RSC Equipment Rental, Inc.	4426239257	Bank of America, N.A.	1210 WEST BROADWAY MOSES	Adreanne Bell-Justice
			LAKE, WA 98837	(703)761-8256

RSC Equipment Rental, Inc.	4426239260	Bank of America, N.A.	2810 HIGHLAND AVE EVERETT,	Adreanne Bell-Justice
			WA 98201	(703)761-8256

RSC Equipment Rental, Inc.	4426239273	Bank of America, N.A.	5421 1ST AVENUE SOUTH	Adreanne Bell-Justice
			SEATTLE, WA 98108	(703)761-8256

RSC Equipment Rental, Inc.	4426239286	Bank of America, N.A.	13850 SE AMBLER RD.	Adreanne Bell-Justice
			CLACKAMAS, OR 97015	(703)761-8256

RSC Equipment Rental, Inc.	4426239325	Bank of America, N.A.	2358 N 1ST ST HERMISTON, OR	Adreanne Bell-Justice
			97838	(703)761-8256

RSC Equipment Rental, Inc.	4426239354	Bank of America, N.A.	2302 EAST “Q” STREET TACOMA,	Adreanne Bell-Justice
			WA 98421	(703)761-8256

RSC Equipment Rental, Inc.	4426239367	Bank of America, N.A.	9045 WILLOWS ROAD REDMOND,	Adreanne Bell-Justice
			WA 98052	(703)761-8256

RSC Equipment Rental, Inc.	4426239370	Bank of America, N.A.	1301 EAST COLLEGE WAY MOUNT	Adreanne Bell-Justice
			VERNON, WA 98273	(703)761-8256

RSC Equipment Rental, Inc.	4426239383	Bank of America, N.A.	62530 HIGHWAY 101 SOUTH COOS	Adreanne Bell-Justice
			BAY, OR 97420	(703)761-8256

RSC Equipment Rental, Inc.	4426239419	Bank of America, N.A.	3092 SILVERTON ROAD SALEM, OR 97301	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426239435	Bank of America, N.A.	3635 US HWY. 98 N. LAKE LAND, FL 33809	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426239448	Bank of America, N.A.	5907 E. ADAMO TAMPA, FL 33619	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426239464	Bank of America, N.A.	907 E. CANAL ST. MULBERRY, FL	Adreanne Bell-Justice
			33860	(703)761-8256

RSC Equipment Rental, Inc.	4426239477	Bank of America, N.A.	200 S. LASALLE STREET DURHAM,	Adreanne Bell-Justice
			NC 27705	(703)761-8256

RSC Equipment Rental, Inc.	4426239480	Bank of America, N.A.	4201 L B MC LEOD RD ORLANDO,	Adreanne Bell-Justice
			FL 32811	(703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426239493	Bank of America, N.A.	602 COPELAND DRIVE HAMPTON,	Adreanne Bell-Justice
			VA 23661	(703)761-8256

RSC Equipment Rental, Inc.	4426239503	Bank of America, N.A.	4301 MURCHISON ROAD	Adreanne Bell-Justice
			FAYETTEVILLE, NC 28311	(703)761-8256

RSC Equipment Rental, Inc.	4426239516	Bank of America, N.A.	100 WEBER AVE. LEESBURG, FL	Adreanne Bell-Justice
			34748	(703)761-8256

RSC Equipment Rental, Inc.	4426239529	Bank of America, N.A.	355 5TH ST. S.W. WINTER HAVEN,	Adreanne Bell-Justice
			FL 33880	(703)761-8256

RSC Equipment Rental, Inc.	4426239532	Bank of America, N.A.	737 E. MAINLEWISVILLE, TX 75057	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426239545	Bank of America, N.A.	6935 WOODWAY DRIVE WACO, TX	Adreanne Bell-Justice
			76712	(703)761-8256

RSC Equipment Rental, Inc.	4426239558	Bank of America, N.A.	1766 S. TREADA WAY ABILENE, TX 79602	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426239561	Bank of America, N.A.	2807 N GARNETT ST TULSA, OK	Adreanne Bell-Justice
			74116	(703)761-8256

RSC Equipment Rental, Inc.	4426239574	Bank of America, N.A.	3595 FM 1960 WHUMBLE, TX 77338	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426239590	Bank of America, N.A.	2613 S. ORLANDO DR, HWY	Adreanne Bell-Justice
			17/92SANFORD, FL 32773	(703)761-8256

RSC Equipment Rental, Inc.	4426239600	Bank of America, N.A.	505 E. PLAZA DRIVE	Adreanne Bell-Justice
			MOORESVILLE, NC 28115	(703)761-8256

RSC Equipment Rental, Inc.	4426239613	Bank of America, N.A.	2850 W STATE RD 520 COCOA, FL	Adreanne Bell-Justice
			32926	(703)761-8256

RSC Equipment Rental, Inc.	4426239626	Bank of America, N.A.	12997 NORTH FREEWAY FORT	Adreanne Bell-Justice
			WORTH, TX 76177	(703)761-8256

RSC Equipment Rental, Inc.	4426239639	Bank of America, N.A.	2809 W. KINGSLEY ROAD	Adreanne Bell-Justice
			GARLAND, TX 75041	(703)761-8256

RSC Equipment Rental, Inc.	4426239642	Bank of America, N.A.	6914 GATEWAY EAST EL PASO, TX	Adreanne Bell-Justice
			79915	(703)761-8256

RSC Equipment Rental, Inc.	4426240974	Bank of America, N.A.	320 HIGHWAY 67 MIDLOTHIAN, TX 76065	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426240987	Bank of America, N.A.	3101 SOUTH I-35 SVC RD	Adreanne Bell-Justice
			OKLAHOMA CITY, OK 73129	(703)761-8256

RSC Equipment Rental, Inc.	4426240990	Bank of America, N.A.	10300 IH-35 NORTH AUSTIN, TX	Adreanne Bell-Justice
			78753	(703)761-8256

RSC Equipment Rental, Inc.	4426270371	Bank of America, N.A.	2728 N. WESTMORELAND DALLAS, TX 75212	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426282770	Bank of America, N.A.	29880 I-10 WEST BOERNE, TX 78006	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426287681	Bank of America, N.A.	1533 NORTH MCDONALD	Adreanne Bell-Justice
			MCKINNEY, TX 75071	(703)761-8256

RSC Equipment Rental, Inc.	4426305893	Bank of America, N.A.	3708 ARCH AVENUE GRAND	Adreanne Bell-Justice
			ISLAND, NE 68803	(703)761-8256

RSC Equipment Rental, Inc.	4426315605	Bank of America, N.A.	3407 N. MAIN STREET EAST	Adreanne Bell-Justice
			PEORIA, IL 61611	(703)761-8256

RSC Equipment Rental, Inc.	4426363547	Bank of America, N.A.	32000 STATE HIGHWAY 249	Adreanne Bell-Justice
			PINEHURST, TX 77362	(703)761-8256

RSC Equipment Rental, Inc.	4426363576	Bank of America, N.A.	3520 N PERKINS RD STILLWATER,	Adreanne Bell-Justice
			OK 74075	(703)761-8256

RSC Equipment Rental, Inc.	4426369318	Bank of America, N.A.	161 CHARLES STREET	Adreanne Bell-Justice
			HARRISONBURG, VA 22802	(703)761-8256

RSC Equipment Rental, Inc.	4426385716	Bank of America, N.A.	6311 HARBORSIDE DR	Adreanne Bell-Justice
			GALVESTON, TX 77554	(703)761-8256

RSC Equipment Rental, Inc.	4426415851	Bank of America, N.A.	290 E. MAIN FARMINGTON, AR	Adreanne Bell-Justice
			72730	(703)761-8256

RSC Equipment Rental, Inc.	4426418036	Bank of America, N.A.	301 WEST MABEL STREET	Adreanne Bell-Justice
			MANKATO, MN 56002	(703)761-8256

RSC Equipment Rental, Inc.	4426418052	Bank of America, N.A.	460 32ND ROAD CLIFTON, CO 81520	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426418065	Bank of America, N.A.	2735 FM 2218 ROSENBERG, TX	Adreanne Bell-Justice
			77471	(703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental, Inc.	4426418078	Bank of America, N.A.	12104 NAVARRO ST.VICTORIA, TX	Adreanne Bell-Justice
			77904	(703)761-8256

RSC Equipment Rental, Inc.	4426418081	Bank of America, N.A.	1600 OLLIE LN. MARBLE FALLS, TX 78654	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426418104	Bank of America, N.A.	13240 STATE HWY 110	Adreanne Bell-Justice
			SOUTHTYLER, TX 75707	(703)761-8256

RSC Equipment Rental, Inc.	4426418117	Bank of America, N.A.	573 NEW GOFF MOUNTAIN ROAD	Adreanne Bell-Justice
			CROSS LANES, WV 25313	(703)761-8256

RSC Equipment Rental, Inc.	4426432119	Bank of America, N.A.	9510 W. CLEARWWATER AVE.	Adreanne Bell-Justice
			KENNEWICK, WA 99336	(703)761-8256

RSC Equipment Rental, Inc.	4426456535	Bank of America, N.A.	101 FEDERAL DRIVE WELCH, WV	Adreanne Bell-Justice
			24801	(703)761-8256

RSC Equipment Rental, Inc.	4426477831	Bank of America, N.A.	708 WEST PALMS LAS CRUCES, NM 88005	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426479444	Bank of America, N.A.	507 HIGHWAY 71 BASTROP, TX	Adreanne Bell-Justice
			78602	(703)761-8256

RSC Equipment Rental, Inc.	4426494500	Bank of America, N.A.	2601 E. 2ND ST. GILLETTE, WY	Adreanne Bell-Justice
			82718	(703)761-8256

RSC Equipment Rental, Inc.	4426569040	Bank of America, N.A.	2500 SOUTH 32ND STREET	Adreanne Bell-Justice
			MUSKOGEE, OK 74401	(703)761-8256

RSC Equipment Rental, Inc.	4426570288	Bank of America, N.A.	15 SHARPNERS POND ROAD	Adreanne Bell-Justice
			NORTH ANDOVER, MA 01845	(703)761-8256

RSC Equipment Rental, Inc.	4426570291	Bank of America, N.A.	ONE FIELDS POINT DRIVE	Adreanne Bell-Justice
			PROVIDENCE, RI 02905	(703)761-8256

RSC Equipment Rental, Inc.	4426570301	Bank of America, N.A.	60 WOOSTER STREET NEW	Adreanne Bell-Justice
			BRITAIN, CT 06052	(703)761-8256

RSC Equipment Rental, Inc.	4426584135	Bank of America, N.A.	100 LIBERTY LANE CHALFONT, PA 18914	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426584148	Bank of America, N.A.	3131 EAST BROADWAY AVE.	Adreanne Bell-Justice
			BISMARCK, ND 58501	(703)761-8256

RSC Equipment Rental, Inc.	4426584151	Bank of America, N.A.	2651 GABEL RD. BILLINGS, MT	Adreanne Bell-Justice
			59102	(703)761-8256

RSC Equipment Rental, Inc.	4426584164	Bank of America, N.A.	1373 CONANT ST MAUMEE, OH	Adreanne Bell-Justice
			43537	(703)761-8256

RSC Equipment Rental, Inc.	4426584177	Bank of America, N.A.	2150 4TH AVE. SOUTH CLEAR	Adreanne Bell-Justice
			LAKE, IA 50428	(703)761-8256

RSC Equipment Rental, Inc.	4426602253	Bank of America, N.A.	29786 N. HIGHWAY 281 BULVERDE,	Adreanne Bell-Justice
			TX 78163	(703)761-8256

RSC Equipment Rental, Inc.	4426630212	Bank of America, N.A.	802 WESTIN OAKS DRIVE	Adreanne Bell-Justice
			HAMMOND, LA 70404	(703)761-8256

RSC Equipment Rental, Inc.	4426630225	Bank of America, N.A.	12735 HIGHWAY 43 AXIS, AL 36505	Adreanne Bell-Justice
				(703)761-8256

RSC Equipment Rental, Inc.	4426630238	Bank of America, N.A.	3837 HIGHWAY 63 MOSS POINT, MS 39563	Adreanne Bell-Justice (703)761-8256

RSC Equipment Rental, Inc.	4426630241	Bank of America, N.A.	905 W. JADE AVENUE PORT	Adreanne Bell-Justice
			ARTHUR, TX 77640	(703)761-8256

RSC Equipment Rental, Inc.	4426630254	Bank of America, N.A.	1013 EMERALD VALLEY DR.	Adreanne Bell-Justice
			LAREDO, TX 78043	(703)761-8256

RSC Equipment Rental, Inc.	4426863351	Bank of America, N.A.	557 AIRPARK DR. DURANGO, CO	Adreanne Bell-Justice
			81303	(703)761-8256

RSC Equipment Rental, Inc.	4426868916	Bank of America, N.A.	980 S. PAGEWOOD ST. ODESSA, TX	Adreanne Bell-Justice
			79762	(703)761-8256

RSC Equipment Rental, Inc.	4426882277	Bank of America, N.A.	3495 E RUBEN M. TORRES	Adreanne Bell-Justice
			BROWNSVILLE, TX 78521	(703)761-8256

RSC Equipment Rental, Inc.	4426885070	Bank of America, N.A.	7840 HIGHWAY 146 SOUTH	Adreanne Bell-Justice
			BAYTOWN, TX 77520	(703)761-8256

RSC Equipment Rental, Inc.	3299999740	Bank of America, N.A.	6929 E GREENWAY PARKWAY	Adreanne Bell-Justice
			SCOTTSDALE, AZ 85254	(703)761-8256

RSC Equipment Rental, Inc.	8188513183	Bank of America, N.A.	6929 E GREENWAY PARKWAY	Adreanne Bell-Justice
			SCOTTSDALE, AZ 85254	(703)761-8256

RSC Equipment Rental, Inc.	3299053118	Bank of America, N.A.	6929 E GREENWAY PARKWAY	Adreanne Bell-Justice
			SCOTTSDALE, AZ 85254	(703)761-8256

Grantor	Account Number	Name of Bank	ADDRESS	Bank Contact Name
RSC Equipment Rental of	1000447	Royal Bank of	6929 E GREENWAY PARKWAY	Francine Fillion (866)
Canada		Canada	SCOTTSDALE, AZ 85254	248-7014

RSC Equipment Rental of	1001148	Royal Bank of	6929 E GREENWAY PARKWAY	Francine Fillion (866)
Canada		Canada	SCOTTSDALE, AZ 85254	248-7014

RSC Equipment Rental of	1001775	Royal Bank of	6929 E GREENWAY PARKWAY	Francine Fillion (866)
Canada		Canada	SCOTTSDALE, AZ 85254	248-7014

RSC Equipment Rental of	1096270	Royal Bank of	6929 E GREENWAY PARKWAY	Francine Fillion (866)
Canada		Canada	SCOTTSDALE, AZ 85254	248-7014

RSC Equipment Rental of	4007258	Royal Bank of	6929 E GREENWAY PARKWAY	Francine Fillion (866)
Canada		Canada	SCOTTSDALE, AZ 85254	248-7014

RSC Holdings II, LLC	452605	Deutsche Bank	6929 E GREENWAY PARKWAY	Meg Sutton (212) 250-
		Trust Companies	SCOTTSDALE, AZ 85254	6150

RSC Holdings III, LLC	452613	Deutsche Bank	6929 E GREENWAY PARKWAY	Meg Sutton (212) 250-
		Trust Companies	SCOTTSDALE, AZ 85254	6150

SCHEDULE 4.15(b)
to Credit Agreement
Schedule 4.15(b): Credit Card Arrangements
Bank of America—RSC Equipment Rental, Inc.
1.	Merchant Application and Agreement, with Bank of America and RSC Equipment Rental, Inc (the “Company”).
American Express—RSC Equipment Rental, Inc.
1.	American Express Card Acceptance Agreement, among American Express and the Company.
Moneris Solutions Inc.—RSC Equipment Rental of Canada Ltd.
1.	Agreement, dated as of April 1998 , among Moneris Solutions Inc. and RSC Equipment Rental of Canada Ltd.

SCHEDULE 4.15(c)
to Credit Agreement
Schedule 4.15(c): Blocked Accounts

	Account Number/			Bank Contact Name
Grantor	Type of Account	Name of Bank	Address	and Phone Number
RSC Equipment Rental, Inc	8188513183/ Concentration/Lockbox	Bank of America, N.A.	CDA USCG Illinois North #8188, 231 La Salle Chicago, IL 60697	Adreanne Bell-Justice (703)761-8256

Rental Service Corporation of Canada Ltd.	03749-1006873	Royal Bank of Canada	1 Place Ville Marie, 8th Floor, West Wing Montreal, QC H3C 3A9	Francine Fillion (514) 874-3041

SCHEDULE 5.2
to Credit Agreement
Schedule 5.2: Material Adverse Effect Disclosure
None.

SCHEDULE 5.4
to Credit Agreement
Schedule 5.4: Consents Required
None.

SCHEDULE 5.8
to Credit Agreement
Schedule 5.8: Real Property I. Owned Property

City	State	Address	Zip
Ft. Pierce	FL	3019 S. US Highway 1	34982
Muscatine	IA	1303 Washington St.	52761
Pensacola	FL	5580 N. Pensacola Boulevard	32505
II. Leased Property
LEASED PROPERTY

Location
Number	Property ID	City	State	Address	Zip
1	R-001-01	Edmonton	AB	4915 101st Avenue	T6A-0L6
2	R-002-02	Bonnyville	AB	4920-56 Avenue & 4912 & 4916 — 56 Avenue	T9N 2N8
4	R-004-01	Edmonton	AB	15730 118th Ave.	T5N-3V8
5	R-005-01	Fort Saskatchewan	AB	11141 — 89th Avenue
6	R-006-02	Fort McMurray	AB	275 MacAlpine Crescent
6	R-006-04	Ft. McMurray	AB	200 Lougheed Drive	T9K 2W3
6	R-006-08	Ft. McMurray	AB	200 Lougheed Dr.	T9K 2W3
6	R-006-09	Ft. McMurray	AB	200 Loougheed Dr.	T9K 2W3
7	R-007-02	Sherwood Park	AB	244, 2181 Premier Way	T8H 2V1
8	R-008-04	Saskatoon	SK	2921 Millar Avenue	S7K-6P6
9	R-009-01	Regina	SK	235 McDonald St. North	S4N-5W2
9	R-009-02	Regina	SK	110 Henderson Drive	S4N 5W2
10	R-010-02	Calgary	AB	3639 8th Street SE
11	R-011-02	Red Deer	AB	6732 — 65th Avenue	T4P 1A5
12	R-012-01	Whitecourt	AB	3915 38th Street	T7S-1P1
13	R-013-01	Prince Albert	SK	59 17th Steet West	S6V-3X2
14	R-014-01	Jacksonville	FL	2136 W. Beaver Street	32209
15	R-015-01	Jacksonville	FL	8618 Philips Highway	32256
16	R-016-01	Westlake	LA	3301 Cities Service Hwy.	70669
17	R-017-02	Lake Charles	LA	1410 E. Prien Lake Road	70601
18	R-018-01	Houston	TX	911 South Loop West	77054
21	R-021-01	Gonzales	LA	38385 Highway 30	70737
22	R-022-02	Buffalo	TX	U.S. Highway 79 South / 766 Highway 79 West	75831
27	R-027-02	Lufkin	TX	3500 Ellen Trout Drive	75904
28	R-028-01	Longview	TX	1419 FM 1845	75603
30	R-030-02	Laredo	TX	1013 Emerald Valley Drive	78043
31	R-031-01	College Station	TX	2301 S. Texas Avenue	77840
32	R-032-02	Huntsville	TX	820 Bus Hwy 30 E	77340

Location
Number	Property ID	City	State	Address	Zip
33	R-033-01	Brenham	TX	2700 W. Highway 290	77834
34	R-034-01	Temple	TX	5210 S. General Bruce	76502
36	R-036-01	Round Rock	TX	3301 Interstate Hwy. 35 North	78664
38	R-038-03	Moss Point	MS	3837 Highway 63	39563
39	R-039-02	Vicksburg	MS	2720 Highway 61 North	39183
40	R-040-02	Corpus Christi	TX	501 S. Padre Island Drive	78405
41	R-041-01	Jackson	MS	4330 Highway 80 West	39209
42	R-042-01	Hattiesburg	MS	5595 Highway 49 South	39402
43	R-043-03	Foley	AL	19862 County Road 20	36535
44	R-044-02	Columbus	MS	227 Shelton Street	39702
45	R-045-01	Largo	FL	14144 66th Street N.	33771
46	R-046-02	Port Richey	FL	11507 U.S. 19 North	34668
48	R-048-01	Ft. Myers	FL	3051 Hanson Street	33916
51	R-051-01	Decatur	AL	3180 Highway 20 West	35601
52	R-052-02	Trussville	AL	3235 Veterans Circle	35235
54	R-054-01	La Grange	GA	2123 Hamilton Rd.	30240
55	R-055-01	Columbus	GA	2400 Whittlesey Road	31909
56	R-056-01	Columbus	GA	1747 Warm Springs Rd.	31904
57	R-057-02	Auburn	AL	1845 East Glenn Avenue	36830
58	R-058-01	Newnan	GA	35 Herring Road	30263
59	R-059-02	Villa Rica	GA	1275 Carrollton-Villa Rica Highway	30180
60	R-060-01	Riverdale	GA	604 & 616 Hwy 138 S.W.	30274
61	R-061-01	Demopolis	AL	1214 Jefferson Road	36732
66	R-066-01	Tuscaloosa	AL	2750 Southside Drive	35401
67	R-067-01	Albany	GA	729 S. Westover Boulevard	31707
68	R-068-01	Augusta	GA	3521 Old Savannah Road.	30906
69	R-069-01	Chattanooga	TN	4293 Highway 58	37416
72	R-072-01	Bogart	GA	50 Trade Street	30622
73	R-073-01	Rome	GA	3297 Martha Berry Hwy.	30165
75	R-075-02	West Palm Beach	FL	6575 Southern Boulevard
77	R-077-01	Daytona Beach	FL	1830 Mason Ave.	32117
80	R-080-02	Stevenson	AL	43388 U.S. Highway 72	35772
81	R-081-03	Huntsville	AL	376 Dan Tibbs Road	35806
82	R-082-02	Muscle Shoals	AL	1512 E 2nd Street	35662
92	R-092-02	Mobile	AL	4251 Alden Dr.	36693
99	R-099-01	Scottsdale	AZ	6929 E. Greenway STE 200	85254
107	R-107-01	Leesville	LA	11832 Lake Charles Highway	71496
110	R-110-01	Alexandria	LA	3612 Coliseum Blvd.	71303
112	R-112-01	Wichita Falls	TX	6230 Southwest Pkwy.	76310
114	R-114-02	Bulverde	TX	29786 N. Highway 281	78163
115	R-115-02	Broussard	LA	4911 Highway 90 East	70518
116	R-116-01	Houma	LA	10606 E. Main St.	70363

Location
Number	Property ID	City	State	Address	Zip
117	R-117-01	Marble Falls	TX	1600 Ollie Lane	78654
118	R-118-01	Mandeville	LA	68674 Hwy. 59	70471
119	R-119-01	Orange	TX	5194 FM 1006	77630
120	R-120-02	Bay City	TX	5603 7th Street	77414
121	R-121-01	San Marcos	TX	4542 IH 35	78666
122	R-122-01	Killeen	TX	1300 W. Central TX Expy.	76542
124	R-124-02	Tyler	TX	13240 State Highway 110 South	75707
126	R-126-02	Boerne	TX	29880 W IH-10	78006
127	R-127-01	San Angelo	TX	2225 Austin St	76903
130	R-130-01	Grenada	MS	80 Grady Road	38901
131	R-131-02	Mabelvale	AR	11618 Otter Creek South	72103
135	R-135-01	Jacksonville	AR	2600 W. Main	72076
136	R-136-01	Southaven	MS	7217 Airways Road	38671
138	R-138-01	Meridian	MS	3035 S. Frontage Road	39301
139	R-139-03	Bartlett	TN	6600 Summer Avenue / Hwy 70	38134
141	R-141-01	Fort Walton Beach	FL	119 Doodle Avenue	32547
142	R-142-05	Davie	FL	3540 Burris Road	33314
145	R-145-02	Thomasville	GA	10247 Highway 84 East	31757
150	R-150-02	Jasper	AL	13001 Highway 78	35501
151	R-151-02	Montgomery	AL	700 Enterprise Court	36117- 2299
152	R-152-02	Oxford	AL	1214 Hamrick Drive West	36203
153	R-153-01	Alexander City	AL	364 Highway 280	35010
154	R-154-02	Dothan	AL	3425 Napier Field Rd	36303
155	R-155-03	Axis	AL	12735 Highway 43	36505
156	R-156-01	Panama City	FL	1503 West 15th Street	32401
157	R-157-01	Attalla	AL	140 Industrial Drive	35954
159	R-159-01	Pelham	AL	1369 McCain Pkwy	35124
160	R-160-01	Byron	GA	135 Peachtree Road	31008
169	R-169-03	Lebanon	TN	5188 Eastgate Blvd	37090
170	R-170-01	Cleveland	TN	1500 Fritz Street SE	37323
171	R-171-03	Knoxville	TN	5417 Middlebrook Pike	37921
173	R-173-01	Talbott	TN	6688 W. A. Johnson Hwy.	37814
174	R-174-01	Crossville	TN	608 West Avenue	38555
175	R-175-02	Clarksville	TN	147 Jack Miller Boulevard	37042
176	R-176-03	Nashville	TN	301 Crutcher Street
177	R-177-01	Murfreesboro	TN	1425 S. Church Street	37130
178	R-178-01	Franklin	TN	109 Century Court	37064
180	R-180-01	Myrtle Beach	SC	709 Seaboard Street	29577
188	R-188-01	Monroe	NC	4013 Highway 74 West	28110
190	R-190-01	Hopewell	VA	700 South 15th Avenue	23860
191	R-191-01	Baltimore	MD	3925 Washington Blvd.	21227
196	R-196-01	Thomasville	PA	6778 Lincoln Hwy. West	17364

Location
Number	Property ID	City	State	Address	Zip
201	R-201-01	Aiken	SC	610 Pine Log Road	29803
202	R-202-01	Salem	VA	1201 Electric Road	24153
203	R-203-02	Christiansburg	VA	1570 Radford Road	24073
204	R-204-02	Summerville	SC	2721 West 5th North Street	29483
206	R-206-01	Abingdon	MD	1303 Governor Court	21009
207	R-207-02	Frederick	MD	4620 Wedgewood Boulevard	21703
210	R-210-01	Moline	IL	3913 24th Street	61265
212	R-212-01	Des Moines	IA	2021 NE Broadway	50313
213	R-213-01	Cedar Rapids	IA	5735 4th Street SW	52404
214	R-214-01	Decatur	IL	4419 & 4375 Reas Bridge Road	62521
216	R-216-01	Urbana	IL	1414 Triumph Drive	61802
218	R-218-02	Ames	IA	2108 Lincoln Way	50010
219	R-219-01	E. Chicago	IN	300 W. Chicago Ave.	46312
221	R-221-02	Republic	MO	6876 W. Republic Road	65738
222	R-222-02	Clifton	CO	460 32nd Road	81520
223	R-223-03	Stillwater	OK	3520 N. Perkins Road	74075
224	R-224-01	Waukesha	WI	21600 Doral Road	53187
224	R-224-02	Waukesha	WI	21650 Doral Road	53187
226	R-226-01	ElK Grove Village	IL	2201 East Higgins Road	60070
230	R-230-02	Pine Bluff	AR	6520 W. Barraque Street	71602
231	R-231-01	Texarkana	TX	2022 Texas Blvd.	75501
232	R-232-02	Rogers	AR	2505 N. 24th Street	72756
233	R-233-01	Jonesboro	AR	2927 Browns Lane	72401
235	R-235-03	Blytheville	AR	4855 North County Road 773	72316
237	R-237-01	Russellville	AR	3004 S. Arkansas	72802
238	R-238-01	Fort Smith	AR	3616 Towson Avenue	72901
239	R-239-02	Hot Springs	AR	513 Airport Road	71913
240	R-240-01	Tallahassee	FL	709 West Gaines St.	32304
241	R-241-01	Tallahassee	FL	3655 N. Monroe St.	32303
243	R-243-01	Tallahassee	FL	2445 Capital Circle NE	32308
244	R-244-02	Lake City	FL	539 S.W. Arrowhead Terrace	32024
245	R-245-02	Valdosta	GA	4383 Inner Perimeter Road	31602
248	R-248-01	Oshkosh	WI	5814 Green Valley Road	53066
249	R-249-01	Bartlesville	OK	3801 SE Nowata Road	74006
249	R-249-02	Bartlesville	OK	Lot Next Door
250	R-250-01	Waterloo	IA	2025 Westfield Avenue	50704
251	R-251-01	LaCrosse	WI	2809 Larson Street	54603
252	R-252-03	Hays	KS	1100 Vine Street	67601
254	R-254-02	Hubbard	OH	7094 Truck World Blvd	44425
257	R-257-02	O’Fallon	MO	9080 Veterans Memorial Drive	63366
274	R-274-03	Richmond	KY	6001 Atwood Drive	40475
276	R-276-02	Corbin	KY	912 W. Cumberland Gap Parkway	40701

Location
Number	Property ID	City	State	Address	Zip
279	R-279-01	Ardmore	OK	3212 Prairie Valley Road	73401
280	R-280-02	Kirksville	MO	3008 North Baltimore Street	63501
281	R-281-02	Osage Beach	MO	5635 Highway 54	65065
282	R-282-01	Hibbing	MN	1226 E. 16th Avenue & 1508 13th Street E.	55746
283	R-283-01	Liberal	KS	325 S. Kansas Avenue	67901
285	R-285-01	Scottsbluff	NE	230394 Highland Road	69361
286	R-286-04	Mankato	MN	301 W. Mabel Street	56002
288	R-288-03	Harrisburg	PA	932 S. 13th Street	17104
290	R-290-01	Denver	CO	11250 East 40th Avenue	80239
291	R-291-01	Denver	CO	1250 Zuni Street	80204
292	R-292-01	Amarillo	TX	3900 Interstate 40 East	79103
293	R-293-01	Lubbock	TX	317 Southeast Loop 289	79404
295	R-295-01	Albuquerque	NM	9170 Coors NW	87120
296	R-296-01	Albuquerque	NM	2401 Menaul NE	87107
297	R-297-02	Grand Island	NE	3708 Arch Avenue	68801
298	R-298-01	Olathe	KS	11615 S. Rogers Road	66062
299	R-299-02	Kansas City	MO	1040 Burlington	64116
300	R-300-01	Fort Collins	CO	1429 E. Mulberry	80524
302	R-302-01	Littleton	CO	13109 N. Highway 85	80125
303	R-303-01	Colorado Springs	CO	2401 Steel Drive	80907
308	R-308-03	Akron	OH	2292 South Arlington Street	44319
309	R-309-03	Maumee	OH	1373 Conant Street	43537
311	R-311-01	Wichita	KS	9707 E. Orme	67207
312	R-312-02	Wichita	KS	9127 West Kellogg Drive	67209- 1860
314	R-314-01	Lees Summit	MO	951 SE. Oldham Parkway	64081
315	R-315-01	Warrensburg	MO	754 E. Young	64093
315	R-315-02	Warrensburg	MO	611 Creach Drive	64093
316	R-316-03	Columbia	MO	3215 Paris Road	65202
317	R-317-01	Joplin	MO	2805 Newman Road	64801
318	R-318-01	Norman	OK	2900 North Interstate Dr.	73072
319	R-319-02	St. Joseph	MO	3818 South Leonard Road	64503
320	R-320-01	Plymouth	MN	2340 Fernbrook Lane	55447
322	R-322-01	Oakdale	MN	6740 Hudson Blvd.	55128
322	R-322-02	Oakdale	MN	Hudson Blvd	55128
323	R-323-01	Burnsville	MN	3750 Highway 13 West	55337
324	R-324-01	Duluth	MN	4201 West First Street	55807
325	R-325-02	LaVista	NE	8616 S. 135th Street	68138
326	R-326-01	Lincoln	NE	1821 Cornhusker Hwy.	68521
326	R-326-02	Lincoln	NE	1830 Yolande	68521
327	R-327-02	West Burlington	IA	1050 S. Gear Avenue	52655
328	R-328-01	Clinton	IA	2705 S. 17th Street	52732

Location
Number	Property ID	City	State	Address	Zip
330	R-330-01	Rochester	MN	3020 Highway 63 North	55906
331	R-331-01	El Dorado	AR	810 Strong Highway	71730
332	R-332-03	Yukon	OK	201 Sara Road	73131
333	R-333-01	Broken Arrow	OK	708 W. Elgin Street	74012
334	R-334-01	Oklahoma City	OK	324 W. Memorial Rd.	73114
335	R-335-02	Muskogee	OK	2500 S. 32nd Street	74401
336	R-336-02	Brownsville	TX	3495 E Ruben M Torres	78521
337	R-337-02	Sand Springs	OK	8200 Charles Page Boulevard	74063
339	R-339-03	Valley Park	MO	421 West Outer Loop Road	63088
340	R-340-01	Bloomington	IL	2701 South Main Street	61704
341	R-341-01	Cape Girardeau	MO	2050 Southern Expressway	63703
342	R-342-02	Quincy	IL	3801 Maine Street	62301
343	R-343-01	Green Bay	WI	3161 Market Street	54304
344	R-344-01	Madison	WI	26 Marsh Court	53718
345	R-345-01	Schofield	WI	5605 Mesker Street	54476
346	R-346-01	Peru	IL	2901 N. Peoria Street	61354
347	R-347-01	DeKalb	IL	1845 East Lincoln Hwy.	60115
348	R-348-02	East Peoria	IL	3407 N. Main Street	61611
351	R-351-02	Clear Lake	IA	2150 4th Street S.W.	50428
352	R-352-01	Dodge City	KS	307 North 14th Avenue	67801
353	R-353-01	Tupelo	MS	1948 Cliff Gookin Blvd.	38801
354	R-354-02	Channahon	IL	22634 South Frontage Road West	60410
355	R-355-01	St. Cloud	MN	3352 Southway Drive	56301
357	R-357-02	Springfield	IL	1600 S. Dirksen Parkway	62703
358	R-358-02	Dubuque	IA	1025 Cedar Cross Road	52003
359	R-359-02	Collinsville	IL	5076 Mid America Court	62234
361	R-361-03	Fargo	ND	3004 Thunder Road South	58104
362	R-362-01	Sioux Falls	SD	3620 North Lewis Avenue	57105
366	R-366-03	Hollister	MO	#48 Industrial Park Drive	65672
367	R-367-02	Jackson	TN	174 Kenworth Boulevard	38305
369	R-369-02	Lawrence	KS	31st St & Haskell Ave	66046- 4329
370	R-370-02	New Castle	DE	900 Basin Rd	19720
371	R-371-01	Lancaster	PA	1209 Marshall Avenue	17601
372	R-372-01	Laurel	DE	28587 Sussex Highway	19956
375	R-375-05	New Castle	DE	910 Basin Road Suite 220 — 2nd Floor	19720
376	R-376-02	Griffin	GA	392 North Expressway	30223
377	R-377-01	Statesboro	GA	16300 U.S. Highway 80 West	30458
380	R-380-02	Elizabethtown	KY	210 Corporate Dr.	42701
381	R-381-01	Lebanon	KY	65 Sulphur Springs Rd.	40033
382	R-382-02	Duncansville	PA	947 Route 22 East	16635
383	R-383-01	Arden	NC	3883 Sweeten Creek Road	28704

Location
Number	Property ID	City	State	Address	Zip
386	R-386-02	Chalfont	PA	100 Liberty Lane	18914
388	R-388-02	Bowling Green	KY	970 Lovers Lane	42101
390	R-390-01	Gilbert	AZ	215 E. Baseline Road	85233
390	R-390-03	Gilbert	AZ	115 East Baseline Road	85233
391	R-391-01	Tucson	AZ	9 W. Prince Road	85705
392	R-392-01	Show Low	AZ	3461 East Deuce of Clubs	85901
394	R-394-01	Sierra Vista	AZ	648 East Fry Blvd.	85635
395	R-395-02	Safford	AZ	1060 E. Highway 70	85546
396	R-396-02	Globe	AZ	2020 US Highway 60	85501
397	R-397-01	Gallup	NM	2323 West Hwy. 66	87301
398	R-398-02	Farmington	NM	181 S. Browning Parkway	87401
399	R-399-01	Phoenix	AZ	21445 North 27th Ave.	85027
400	R-400-01	Pueblo	CO	814 N Santa Fe Ave.	81003
401	R-401-01	Steamboat Springs	CO	2251 Downhill Drive	80477
402	R-402-02	Cave Creek	AZ	6921 East Cave Creek Road	85331
403	R-403-01	Santa Fe	NM	2707 Cerrillos	87505
403	R-403-02	Santa Fe	NM	Lots C-5 & C6 Del Camino Rd.	87502
405	R-405-02	Alamogordo	NM	1437 Hwy 70 West	88310
406	R-406-04	Las Cruces	NM	700 & 708 West Palms	88005
409	R-409-01	Eagle	CO	1045 Chambers Ave. Lot C-11	81631
410	R-410-01	Cheyenne	WY	709 West Lincolnway	82001
412	R-412-02	Prescott Valley	AZ	6363 E. 2nd Street	86301
413	R-413-01	Casa Grande	AZ	1429 North Pinal Avenue	85222
415	R-415-01	Breckenridge	CO	116 Country Road 450	80424
415	R-415-02	Breckenridge	CO	0112 Summit County Road #450	80424
419	R-419-01	Longmont	CO	900 S. Sunset Road	80302
421	R-421-01	Elizabeth City	NC	1000 Halstead Boulevard	27907
423	R-423-01	Manhattan	KS	915 Enoch Lane	66502
426	R-426-01	Stuart	FL	725 S.E. Monterey Rd.	34994
429	R-429-01	Rhinelander	WI	5809 Highway 8 West	54501
431	R-431-01	Greenwood	SC	2402 Highway 72/221 E. Brickyard Rd.	29646
432	R-432-02	Johnson City	TN	800 Boone Station Rd	37615
438	R-438-02	Starkville	MS	600 Highway 25	39759
439	R-439-01	Casper	WY	3233 Cy Avenue	82604
442	R-442-03	Manassas	VA	12391 Randolph Ridge Road	20109
443	R-443-02	Fredericksburg	VA	4616 Lassen Lane
444	R-444-01	Winchester	VA	1961 S. Loudoun Street	22601
445	R-445-06	Cross Lanes	WV	575 New Goff Mountain Road	25313
446	R-446-01	Woodbridge	VA	1308 Horner Road	22191
447	R-447-02	Virginia Beach	VA	1344 Taylor Farm Road	23453

Location
Number	Property ID	City	State	Address	Zip
454	R-454-03	Harrisonburg	VA	161 Charles Street	22821
457	R-457-01	Columbia	SC	1400 Bluff Road	29201
460	R-460-01	Princeton	WV	319 Oakvale Road	24701
462	R-462-01	Beckley	WV	309 North Eisenhower Drive	25801
462	R-462-02	Beckley	WV	307 N Eisenhower Dr (Lots 2 & 3)	25801
462	R-462-03	Beckley	WV	309 North Eisenhower Drive	25801
463	R-463-03	Charlottesville	VA	104 Meade Street	22902
465	R-465-01	Richmond	VA	6710-6720 Everglades Drive	23225
472	R-472-05	Charlotte	NC	3022 Griffith St	28203
473	R-473-01	Greensboro	NC	105 Swing Road	27409
474	R-474-01	Raleigh	NC	5600 Chapel Hill Road	27607
475	R-475-02	South Bend	IN	4311 North Mayflower Road
476	R-476-01	Greenville	SC	1000 Woodruff Road	29607
477	R-477-01	Charleston	SC	2841 Azalea Drive	29405
478	R-478-02	Rock Hill	SC	910 Riverview Road	29732
479	R-479-01	Wilmington	NC	1020 N. Front Street 2200 West Loop South, #475	28401
480	R-480-02	Asheville	NC	141 Sweeten Creek Road	28803
482	R-482-02	Savannah	GA	1000 Chatham Parkway North	31408- 3036
483	R-483-01	Victoria	TX	12104 N. Navarro	77904
484	R-484-03	Providence	RI	1 Fields Point Drive	02905
485	R-485-01	Cookeville	TN	1830 Foreman Drive	38501
486	R-486-01	Lawrenceville	GA	229 Hurricane Shoals Road	30045
487	R-487-02	Marietta	GA	1950 Guffin Lane	30066
489	R-489-01	Vancouver	WA	7920 N.E. St. Johns Rd.
489	R-489-02	Vancouver	WA	7920 NE St. Johns Rd	98665
490	R-490-02	Spencer	IA	4016 Highway Boulevard	51301
492	R-492-01	Manvel	TX	7302 Corporate Drive	77578
494	R-494-01	Jacksonville	NC	229 Center Street	28546
495	R-495-02	Pinehurst	TX	32000 SH #249	77362
497	R-497-01	Brunswick	GA	1008 Commercial St	31522
498	R-498-02	Middleton	MA	15 Sharpners Pond Rd., Building G	01949
501	R-501-01	Salina	KS	1500 S. Broadway	67401
505	R-505-02	Riverside	CA	520 E. LaCadena Drive	92501
506	R-506-01	Bakersfield	CA	4117 Rosedale Highway	93308
508	R-508-01	Long Beach	CA	2900 E. Spring Street	90806
511	R-511-02	Temecula	CA	28377 Felix Valdez Avenue	92590
513	R-513-01	Santa Ana	CA	1000 S. Grand Avenue
521	R-521-02	Flagstaff	AZ	2678 E. Huntington Drive	86001
522	R-522-03	Gillette	WY	2601 E 2nd Street	82718
523	R-523-02	Bullhead City	AZ	2250 Silvercreek Road	86442
525	R-525-03	Billings	MT	2651 Gabel Road	59102
527	R-527-01	Yuma	AZ	2720 E 16th Street (Hwy 95)

Location
Number	Property ID	City	State	Address	Zip
528	R-528-01	West Valley City	UT	2781 W. 2100 South	84119
550	R-550-01	San Francisco	CA	2177 Jerrold Avenue	94124
552	R-552-01	San Jose	CA	2150 O’Toole Avenue	95131
556	R-556-02	Martinez	CA	4030 Pacheco Boulevard	94553
556	R-556-04	Martinez	CA	4022 Pacheco BLVD.	94553
559	R-559-01	Ellensburg	WA	501 South Main	98926
560	R-560-01	Moses Lake	WA	1210 W. Broadway	98837
561	R-561-01	Tacoma	WA	2302 East “Q” Street	98421
562	R-562-02	Everett	WA	2810 Highland Avenue	98201
563	R-563-01	Redmond	WA	9045 Willows Road	98052
565	R-565-01	Seattle	WA	5421 1st Avenue South	98108
565	R-565-03	Seattle	WA	S. Dawson St.
566	R-566-01	Mt Vernon	WA	1301 East College Way	98273
569	R-569-02	Clackamas	OR	1385 SE Amber Road	97015
571	R-571-03	Durango	CO	557 Air Park Drive	81301
575	R-575-02	Hermiston	OR	2358 N. First Place	97838
578	R-578-01	Coos Bay	OR	1819 Highway 101 South
580	R-580-02	Martinez	CA	4030 Pacheco Boulevard	94553
583	R-583-01	Salem	OR	3092 Silverton Road	97301
595	R-595-01	Conklin	AB	161 Northland Dr.	T0P 1H0
595	R-595-02	Conklin	AB	119 Poplar Dr.	T0P1H0
601	R-601-03	Kamloops	BC	705 Laval Crescent	V2C 5P2
602	R-602-01	Medicine Hat	AB	2230-9th Avenue	T1A 0N5
602	R-602-02	Medicine Hat	AB	23 Southwest Drive SW	T1A On5
604	R-604-01	Lethbridge	AB	1405 33 Street N.	T1H 5H2
605	R-605-03	Lloydminster	SK	4401 — 37th Avenue	F9V 1E9
614	R-614-01	Lakeland	FL	3635 Hwy. 98 N.	33805
615	R-615-03	Chapin	SC	No. 192000002200 on HWY 213 adjacent to the SCEG
616	R-616-01	Tampa	FL	5907 E. Adamo Drive	33619
618	R-618-02	Mulberry	FL	907 East Canal Street	33860
619	R-619-05	Naples	FL	6487 Airport Pulling Road	34109
620	R-620-02	Durham	NC	200 S. LaSalle Street	27705
622	R-622-02	Orlando	FL	4201 L.B. McLeod	32811
623	R-623-02	Gulfport	MS	10230 Logan Cline Drive	39503
624	R-624-01	Moose Jaw	SK	850 High St	S6H 1T9
626	R-626-02	New Britain	CT	60 Wooster Street	06052
629	R-629-01	Hampton	VA	602 Copeland Drive	23661
631	R-631-02	Fayetteville	NC	4301 Murchison Road	28311
633	R-633-02	Mooresville	NC	505 East Plaza Drive	28115
641	R-641-02	Leesburg	FL	100 Weber Ave & Hwy 44	34748
642	R-642-02	Cocoa	FL	2850 W. State Road 520	32926
644	R-644-01	Winter Haven	FL	355 5th Street SW	33880

Location
Number	Property ID	City	State	Address	Zip
647	R-647-01	Hammond	LA	802 Westin Oaks Drive
650	R-650-01	Ft Worth	TX	12997 North Freeway	76117
651	R-651-01	Shreveport	LA	300 Lynbrook Boulevard	71106
652	R-652-03	Bastrop	TX	507 Highway 71	78602
653	R-653-01	Lewisville	TX	737 East Main	75067
654	R-654-03	Dallas	TX	2728 Westmoreland	75212
655	R-655-01	Waco	TX	6931 Woodway Drive — bldg #3	76712
656	R-656-02	Plaquemine	LA	58020 Industrial Boulevard	70764
657	R-657-02	Donaldsonville	LA	2235 Highway 70	70346
659	R-659-01	Abilene	TX	1766 S. Treadaway	79602
660	R-660-03	Tulsa	OK	2807 North Garnett Road
661	R-661-02	Odessa	TX	980 S. Pagewood Avenue	79762
662	R-662-02	Lawton	OK	2420 Lee Boulevard	73505
664	R-664-02	Humble	TX	3595 FM 1960 West	77338
666	R-666-03	Baton Rouge	LA	6952 & 6958 Airline Highway	70805
668	R-668-01	Westwego	LA	1444 W. Bank Expressway	70094
668	R-668-02	Westwego	LA	1446 W. Bank Expressway	70094
669	R-669-02	Garland	TX	2809 West Kingsley Road	75041
670	R-670-01	El Paso	TX	6914 Gateway East	79915
671	R-671-04	Williston	ND	2409 7th Ave. E.	58801
671	R-671-05	Williston	ND	802 University Ave	58801
672	R-672-01	New Orleans	LA	11580 Chef Menteur Highway	70128
673	R-673-01	Midlothian	TX	320 North Highway 67	76065
676	R-676-01	Oklahoma City	OK	3101 South Prospect	73129
677	R-677-01	Austin	TX	10300 I.H. 35 North	78753
681	R-681-02	Austin	TX	4811 East Ben White	78744
682	R-682-01	Lynchburg	VA	3560 Young Place	24501
683	R-683-01	Washington	PA	944 Manifold Rd	15301
686	R-686-01	Wenatchee	WA	421 S. Wenatchee Blvd.	98801
689	R-689-02	McKinney	TX	1533 N. McDonald	75069
691	R-691-01	San Antonio	TX	5120 Wurzbach Road	78238
692	R-692-02	San Antonio	TX	5333 E. Houston	78220
692	R-692-03	San Antonio	TX	5333 E. Houston	78220
693	R-693-03	Baytown	TX	7840 Highway 146 South	77520
694	R-694-02	Mobile	AL	4230 B Halls Mill Road
694	R-694-03	Mobile	AL	4226 Halls Mill Road	36693
707	R-707-01	Birmingham	AL	4111 Pinson Valley Parkway	35215
708	R-708-01	Fairfield	OH	4300 Muhlhauser Road	45014
709	R-709-03	Weatherford	TX	2201 Tin Top Road, #400	76086
711	R-711-03	Port Arthur	TX	905 West Jade Avenue	77640
712	R-712-02	Sun Valley	CA	8450 Haddon Avenue	91352
716	R-716-03	Baton Rouge	LA	913 Chippewa Street	70805

Location
Number	Property ID	City	State	Address	Zip
721	R-721-02	Houston	TX	11003 Bissonnet	77099
726	R-726-02	Stafford	TX	2510 S. Main Street	77477
727	R-727-03	Conroe	TX	4007 Sprayberry Lane	77318
730	R-730-01	Louisville	KY	3485 Roger E. Schupp Street
731	R-731-02	Evansville	IN	4828 Constellation Avenue	47711
735	R-735-02	Huber Heights	OH	5773 Executive Boulevard	45424
736	R-736-02	Indianapolis	IN	3805 S. Harding Street	46278
738	R-738-03	Bismarck	ND	3131 East Broadway, Suite 1	58501
740	R-740-01	Charlotte	NC	10840 Metromont Parkway	28269- 7507
741	R-741-01	Raleigh	NC	4320 New Bern Avenue
744	R-744-01	Chesapeake	VA	3501 Business Center Drive
747	R-747-01	Rolla	MO	1326 S. Bishop Avenue	65401
749	R-749-01	Pharr	TX	3925 N. Cage Boulevard	78577
750	R-750-02	San Benito	TX	1720 W Expressway 83	78586
751	R-751-02	Houston	TX	15210 FM 529 at Highway 6	77095
752	R-752-02	Beaumont	TX	4225 College Street	77707
754	R-754-02	Webster	TX	17700 Highway 3	77598
755	R-755-02	Ft. Worth	TX	4900 E. Loop 820 South	76119
757	R-757-02	Katy	TX	20202 Park Row	77449
758	R-758-03	Eunice	NM	1804 Texas Avenue	88231
759	R-759-01	Port Lavaca	TX	824 S. Hwy 35 Bypass	77979
760	R-760-01	Rosenberg	TX	2735 FM 2218	77471
770	R-770-02	Houston	TX	8200 East Freeway	77029
800	R-800-01	LaPlace	LA	2500 W. Airline Highway	70068
804	R-804-02	Freeport	TX	2011 Highway 288	77541
804	R-804-03	Freeport	TX	2011 Highway 288	77541
808	R-808-02	Nederland	TX	1635 Industrial Park Drive	77627
815	R-815-02	Texas City	TX	4002 Texas Avenue	77590
825	R-825-03	LaPorte	TX	8807 & 8787 Highway 225	77571
830	R-830-02	Galveston	TX	6311 Harborside Drive	77554
837	R-837-01	Lake Buena Vista	FL	(c/o BVCC) 3291 Wedway	32830
891	R-891-01	Deer Park	TX	444 W. Pasadena Blvd., Suite B	77536
973	R-973-00	Charlotte	NC	3417 E Trade Park Court	28217
976	R-976-01	Plymouth	MN	3200 Harbor Lane	55447
983	R-983-04	Houston	TX	16340 Park Ten Place, #300	77084
62	R-062-03	Milledgeville	GA	51 Marshall Road	31061
109	R-109-02	Palatka	FL	901 Highway 19 N.	32177
162	R-162-03	Somerset	KY	530 Enterprise Dr.	42501
186	R-186-03	Goldsboro	NC	2411 Hwy 70	27530
200	R-200-03	Waynesboro	GA	6970 River Road	30830
269	R-269-02	Hickory	NC	22 17th St. NW	28601
272	R-272-02	Blair	NE	695 East Grant St.	68008

Location
Number	Property ID	City	State	Address	Zip
273	R-273-03	Yazoo City	MS	Township 12 North, Range 2 West	39194
373	R-373-01	Cleveland	OH	4416 Pershing Ave.	44127
385	R-385-04	Covington	VA	113 E. Fudge St.	24426
428	R-428-03	Chippewa Falls	WI	3482 130th St.	54729
471	R-471-01	Springdale	PA	911 Rail Road Street	15144
515	R-515-01	Tumwater	WA	2840 Black Lake Blvd.	98512
576	R-576-03	Roseburg	OR	2661 NE Stephens St.	97470
577	R-577-03	Boise	ID	6438 Supply Way	83716
671	R-671-03	Williston	ND	1301 Bison Dr.	58801
679	R-679-01	Greeley	CO	450 East 16th St.	80631
766	R-766-01	Boulder	WY	Lot 58 — Sand Draw Ind.
772	R-772-01	Truth Or Consequence	NM	234 Aleman Rd	87901
773	R-773-01	Artesia	NM	7217 Roswell Highway	88210
774	R-774-01	Modesto	CA	1650 Culpepper	95351
778	R-778-01	Lancaster	CA	42144 6th. St. E	93534
791	R-791-01	West Sacramento	CA	2345 Evergreen Ave.	95691
796	R-796-01	Woodward	OK	3901 1st Street	73801
797	R-797-01	Calera	OK	710 Service Road	74730
798	R-798-01	Enid	OK	4914 West Owen K. Garriott Rd.	73703
799	R-799-01	McAlester	OK	1124 George Nigh Expressway	74501
827	R-827-01	El Centro	CA	1201 S. Hope St.	92243
868	R-868-01	Castroville	CA	1455 Wood St., Unit 1	95012
871	R-871-01	Edwardsville	KS	9254 Woodend, Suite 9154C	66111
875	R-875-01	Esterhazy	SK	306 Sumner St.	S0A OXO
878	R-878-01	N. Battleford	SK	10030 Marquis Ave.	S9A 2Y6
879	R-879-01	North Las Vegas	NV	3109 Losee Road	89030

SCHEDULE 5.9
to Credit Agreement
Schedule 5.9: Intellectual Property Claims
None.

SCHEDULE 5.16
to Credit Agreement
Schedule 5.16: Subsidiaries

	Subsidiary’s		# of	Total
	Jurisdiction	Direct Equity	Shares	Shares	Ownership	Pledged
Subsidiary	of Formation	Holder	Owned	Outstanding	Interest	(Y/N)
RSC Holdings III, LLC	Delaware	RSC Holdings II, LLC	N/A	N/A	100%	Y

RSC Equipment Rental, Inc. (formerly known as Rental Service Corporation)	Arizona	RSC Holdings III, LLC	1000	1000	100%	Y

RSC Equipment Rental of Canada Ltd. (formerly known as Rental Service Corporation of Canada Ltd.)	Alberta, Canada	RSC Equipment Rental, Inc.	1100	1100	100%	Y

SCHEDULE 5.18
to Credit Agreement
Schedule 5.18: Environmental Matters
None.

SCHEDULE 5.21
to Credit Agreement
Schedule 5.21: Insurance

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
						1,000,000
General Liability	Liberty	11/27/2006	5/1/2008	TB2-631-508763-036
Occurrence	Mutual				$3,000,000
General Aggregate	U.S.				$8,000,000
Products/Comp Ops					$8,000,000
Agg.					$3,000,000
Personal & Advertising					$3,000,000
Inj.	Canada	11/27/2006	5/1/2008	KE1-508764-016	$3,000,000	1,000,000
Fire Damage					$8,000,000
Occurrence					$8,000,000
General Aggregate
Products/Comp Ops
Agg.

Automobile Liability	Liberty	11/27/2006	5/1/2008	AS2-631-508763-046		1,500,000
Combined Single Limit	Mutual				$3,000,000
Personal Injury	U.S.				Statutory
Protection					Min.
Medical Payments					$5,000
Uninsured/Underinsured					Statutory
Physical Damage					Min.
Combined Single Limit					Not Covered
	Canada	11/27/2006	5/1/2008	AC1-831-508764-026	$3,000,000	1,500,000
				AH1-631-508764-36
				AQ1-631-508764-046

Workers Compensation	Liberty	11/27/2006	5/1/2008	WC7-631-508763-26		500,000
Occurrence	Mutual			WA7-63D-508763-016	Statutory
Employers Liability
Each Accident					$1,000,000
Disease (Policy Limit)					$1,000,000
Disease (Each					$1,000,000
Employee)

Excess Automobile	AXIS	11/27/2006	11/27/2007	ENU729733/01/2006	$1,000,000	Excess of
Liability Occurrence	Surplus					$3,000,000
						Primary Auto

Umbrella Liability	AIG	11/27/2005	11/27/2007	4485802		Excess of
Occurrence					$50,000,000	Primary GL,
General Aggregate					$50,000,000	WC and
Products/Comp Ops					$50,000,000	Excess
Agg.						Auto
						SIR 25,000

Excess Liability	Swiss Re	11/27/2006	11/27/2007	H2X0000110-00		Excess of
Occurrence					$50,000,000	$50,000,000
General Aggregate					550,000,000
Products/Comp Ops					$50,000,000
Agg.

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Excess Liability	Travelers	11/27/2006	11/27/2007	Q109002439	$25,000,000	Excess of
Occurrence					p/o	$100,000,000
General Aggregate					$50,000,000
					$25,000,000
					p/o
					$50,000,000

Excess Liability	Great	11/27/2006	11/27/2007	EXC9252772	$25,000,000	Excess of
Occurrence	American				p/o	$100,000,000
General Aggregate					$50,000,000
					$25,000,000
					p/o
					$50,000,000

Crime Limit	AIG	11/27/2006	11/27/2007	965-63-42	$5,000,000	100,000

Employment Practices Liability Limit	AIG	11/27/2006	11/27/2007	965-63-70	$10,000,000	$500,000

Fiduciary Liability Limit	AIG	11/27/2006	11/27/2007	965-63-79	$5,000,000	25,000

Directors & Officers Liability Limit	AIG	11/27/2006	11/27/2007	965-63-59	$20,000,000	500,000

Excess Directors &	Arch	11/27/2006	11/27/2007	PCD0018946-00		Excess of
Officers Liability Limit					$10,000,000	$20,000,000

Excess Directors &	Liberty	11/27/2006	11/27/2007	DO4N509444001		Excess of
Officers Liability Limit	Mutual				$5,000,000	$30,000,000

Directors & Officers Liability (PUBLIC) Limit	AIG	11/27/2006	11/27/2008	742-18-58	$10,000,000

Directors & Officers	Arch	11/27/2006	11/27/2008	DOX-00211683-00		Excess of
Liability (PUBLIC) Limit					$10,000,000	$10,000,000

Directors & Officers	Liberty	11/27/2006	11/27/2008	DO4N509444003		Excess of
Liability (PUBLIC)					$10,000,000	$30,000,000
Limit

Side A D&O Liability(PUBLIC) Limit	XL	11/27/2006	11/27/2008	ELU097980-07	$10,000,000

Directors & Officers	Travelers	11/27/2006	11/27/2008	EC09001247		Excess of
Liability (PUBLIC)					$10,000,000	$20,000,000
Limit

Pollution Occurrence	Chubb	11/27/2006			$5,000,000	250,000
General Aggregate					$25,000,000

Crime Limit	AIG	11/27/2007	11/27/2008	9656342	$5,000,000	100,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Employment Practices Liability Limit	AIG	11/27/2007	11/27/2008	302-95-49	$10,000,000	$500,000

Fiduciary Liability Limit	AIG	11/27/2007	11/27/2008	300-47-94	$5,000,000	25,000

General Liability Occurrence	Liberty Mutual	05/01/2008	5/1/2009	TB2-631-508763-038	$3,000,000	1,000,000
General Aggregate	U.S.				$8,000,000
Products/Comp Ops					$8,000,000
Agg.					$3,000,000
Personal & Advertising					$3,000,000
Inj.	Canada	05/01/2008	5/1/2009	KE1-631-508764-18	$3,000,000	1,000,000
Fire Damage					$8,000,000
Occurrence					$8,000,000
General Aggregate
Products/Comp Ops
Agg.

Automobile Liability Combined Single Limit	Liberty Mutual	05/01/2008	5/1/2009	AS2-631-508763-048	$3,000,000	1,500,000
Personal Injury	U.S.				Statutory
Protection					Min.
Medical Payments					$5,000
Uninsured/Underinsured					Statutory
Physical Damage					Min.
Combined Single Limit					Not Covered
				AC1-631-508764-028
	Canada	05/01/2008	5/1/2009	AH1-631-508764-038	$3,000,000	1,500,000

Workers Compensation Occurrence	Liberty Mutual	05/01/2008	5/1/2009	WA7-63D-508763-078	Statutory	500,000
Employers Liability				WC7-631-508763-068
Each Accident					$1,000,000
Disease (Policy Limit)					$1,000,000
Disease (Each					$1,000,000
Employee)

Excess Automobile	AXIS	11/27/2007	5/1/2009	ENU729733/01/2007	$1,000,000	Excess of
Liability	Surplus					$3,000,000
Occurrence						Primary Auto

Umbrella Liability	AIG	11/27/2007	5/1/2009	BE9835354	$50,000,000	Excess of
Occurrence					$50,000,000	Primary GL,
General Aggregate					$50,000,000	WC and
Products/Comp Ops						Excess Auto
Agg.						25,000

Excess Liability	Swiss Re	11/27/2007	5/1/2009	H2X0000110-01	$50,000,000	Excess of
Occurrence	North				$50,000,000	$50,000,000
General Aggregate	American				$50,000,000
Products/Comp Ops	Specialty
Agg.

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Excess Liability	Travelers	11/27/2007	5/1/2009	Q109002865		Excess of
Occurrence					$25,000,000	$100,000,000
General Aggregate					p/o
					$50,000,000
					$25,000,000
					p/o
					$50,000,000

Excess Liability	Great	11/27/2007	5/1/2009	EXC9254117		Excess of
Occurrence	American				$25,000,000	$100,000,000
General Aggregate					p/o
					$50,000,000
					$25,000,000
					p/o
					$50,000,000

Crime Limit	AIG	11/27/2008	11/27/2009	94-555-91-47	$5,000,000	100,000
Employment Practices Liability Limit	AIG National	11/27/2008	11/27/2009	94-555-92-09	$10,000,000	$500,000
Fiduciary Liability Limit	Union AIG	11/27/2008	11/27/2009	94-555-91-28	$5,000,000	25,000
Directors & Officers Liability	AIG	11/27/2008	5/23/2009	5128752	$10,000,000	500,000
Limit Excess Directors &	AXIS	11/27/2008	5/23/2009	MNN739727/01/2008	$10,000,000	Excess of
Officers Liability	Surplus					$10,000,000
Limit

Excess Directors &	St. Paul	11/27/2008	5/23/2009	EX09001247 EC09001753	$10,000,000	Excess of
Officers Liability Limit	Travelers					$20,000,000

Excess Directors &	Liberty	11/27/2008	5/23/2009	DO4N50944403	$10,000,000
Officers Liability	Mutual					Excess of
Limit						$30,000,000

D&O Side A DIC Limit	XL	11/27/2008	5/23/2009	ELU10484308	$10,000,000

General Liability	Liberty	05/01/2009	5/1/2010	TB2-631-508763-039		1,000,000
Occurrence	Mutual				$3,000,000
General Aggregate	U.S.				$8,000,000
Products/Comp Ops					$8,000,000
Agg.					$3,000,000
Personal & Advertising					$3,000,000
Inj.	Canada	05/01/2009	5/1/2010	KE1-631-508764-019	$3,000,000	1,000,000
Damage to Rented					$8,000,000
Premises					$8,000,000
Occurrence
General Aggregate
Products/Comp Ops
Agg.

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Automobile Liability	Liberty	05/01/2009	5/1/2010	AS2-631-508763-049		1,500,000
Combined Single Limit	Mutual				$3,000,000
Personal Injury	U.S.				Statutory
Protection					Min.
Medical Payments					$5,000
Uninsured/Underinsured					Statutory
Physical Damage					Min.
Combined Single Limit					Not Covered
Deductible-Per	Canada	05/01/2009	5/1/2010	AH1-631-508764-039	$3,000,000	1,500,000
Accident					$1,500,000

Workers Compensation	Liberty	05/01/2009	5/1/2010	WA7-63D-508763-079		500,000
Occurrence	Mutual				Statutory
Employers Liability				WC7-631-508763-069
Each Accident					$1,000,000
Disease (Policy Limit)					$1,000,000
Disease (Each					$1,000,000
Employee)					$500,000
Deductible

Excess Automobile	Lexington	05/01/2009	5/1/2010	21404504		Excess of
Liability	Ins Co				$2,000,000	$3,000,000
Occurrence						Primary Auto

Excess Liability	AIG	05/01/2009	5/1/2010	3323713 USA		Excess of
Occurrence				3323714 CN	$25,000,000	Primary GL,
General Aggregate					$25,000,000	WC and
Products/Comp Ops					$25,000,000	Excess Auto
Agg.

Excess Liability	Chubb	05/01/2009	5/1/2010	79871802		Excess of
Occurrence	Federal				$25,000,000	$25,000,000
General Aggregate	Ins. Co.				$25,000,000
Products/Comp Ops					$25,000,000
Agg.

Excess Liability	AWAC	05/01/2009	5/1/2010	C011907/001		Excess of
Occurrence					$25,000,000	$50,000,000
General Aggregate					$25,000,000
Products/Comp Ops					$25,000,000
Agg.

Excess Liability	Swiss Re	05/01/2009	5/1/2010	H2X0000110-02		Excess of
Occurrence					$25,000,000	$75,000,000
General Aggregate					$25,000,000
Products/Comp Ops					$25,000,000
Agg.

Excess Liability	Great	05/01/2009	5/1/2010	EXC 8634048		Excess of
Occurrence	American				$25,000,000	$100,000,000
General Aggregate					$25,000,000

Excess Liability	Fireman’s	05/01/2009	5/1/2010	SHX 00070676418		Excess of
Occurrence	Fund				$25,000,000	$125,000,000
General Aggregate					$25,000,000

Crime Limit	AIG	11/27/2008	11/27/2009	01-381-12-00	$5,000,000	100,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Employment Practices Liability Limit	AIG	11/27/2008	11/27/2009	01-381-16-543	$10,000,000	$500,000

Fiduciary Liability Limit	AIG	11/27/2008	11/27/2009	01-381-15-47	$5,000,000	25,000

Directors & Officers Liability Limit	AIG	5/23/2009	5/23/2010	01-879-55-91	$10,000,000	500,000

Excess Directors & Officers Liability Limit	AXIS Surplus	5/23/2009	5/23/2010	MLN739724/01/2009	$10,000,000	Excess of $10,000,000

Excess Directors & Officers Liability Limit	St. Paul Travelers	5/23/2009	5/23/2010	EC09001753	$10,000,000	Excess of $20,000,000

Excess Directors & Officers Liability Limit	ACE	5/23/2009	5/23/2010	DOX G23661822 001	$10,000,000	Excess of $30,000,000

D&O Side A DIC Limit	Hudson	5/23/2010	5/23/2010	HN-0303-2434	$10,000,000

General Liability	Liberty	05/01/2010	5/1/2011	TB2-631-508763-030		1,000,000
Occurrence	Mutual				$3,000,000
General Aggregate	U.S.				$8,000,000
Products/Comp Ops					$8,000,000
Agg.					$3,000,000
Personal & Advertising					$3,000,000
Inj.	Canada	05/01/2010	5/1/2011	KE1-631-508764-010	$3,000,000	1,000,000
Damage to Rented					$8,000,000
Premises					$8,000,000
Occurrence
General Aggregate
Products/Comp Ops
Agg.

Automobile Liability Combined Single Limit	Liberty Mutual	05/01/2010	5/1/2011	AS2-631-508763-040	$3,000,000 Statutory	1,500,000
Personal Injury	U.S.				Min.
Protection					$5,000
Medical Payments					Statutory
Uninsured/Underinsured					Min.
Physical Damage					Not Covered
Combined Single Limit
	Canada		5/1/2011	AH1-631-508764-030	$3,000,000	1,500,000

Workers Compensation	Liberty	05/01/2010	5/1/2011	WA7-63D-508763-070	Statutory
Occurrence	Mutual
Employers Liability				WC7-631-508763-060	$1,000,000
Each Accident					$1,000,000
Disease (Policy Limit)					$1,000,000
Disease (Each
Employee)						500,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Excess Automobile	Lexington	05/01/2010	5/1/2011	23815573		Excess of
Liability Occurrence	Ins Co				$2,000,000	$3,000,000
						Primary Auto

Excess Liability	Chartis	05/01/2010	5/1/2011	15972276 USA		Excess of
Occurrence				15972277 CN	$25,000,000	Primary GL,
General Aggregate					$25,000,000	WC and
Products/Comp Ops					$25,000,000	Excess Auto
Agg.

Excess Liability	ACE	05/01/2010	5/1/2011	G24908483		Excess of
Occurrence					$25,000,000	$25,000,000
General Aggregate					$25,000,000
Products/Comp Ops					$25,000,000
Agg.

Excess Liability	Chubb	05/01/2010	5/1/2011	79871802		Excess of
Occurrence					$25,000,000	$50,000,000
General Aggregate					$25,000,000
Products/Comp Ops					$25,000,000
Agg.

Excess Liability	Swiss Re	05/01/2010	5/1/2011	H2X0000110-03		Excess of
Occurrence					$25,000,000	$75,000,000
General Aggregate					$25,000,000
Products/Comp Ops					$25,000,000
Agg.

Excess Liability	Great	05/01/2010	5/1/2011	EXC8783248		Excess of
Occurrence	American				$25,000,000	$100,000,000
General Aggregate

Excess Liability	Fireman’s	05/01/2010	5/1/2011	SHX00074363046		Excess of
Occurrence	Fund				$25,000,000	$125,000,000
General Aggregate					$25,000,000

Crime Limit	Chartis	11/27/2010	11/27/2011	01-309-85-57	$5,000,000	100,000

Employment Practices Liability Limit	Chartis	11/27/2010	11/27/2011	01-381-16-53	$10,000,000	$500,000

Fiduciary Liability Limit	Chartis	11/27/2010	11/27/2011	01-381-15-47	$5,000,000	25,000

Directors & Officers Liability Limit	Chartis	5/23/2010	5/23/2011	01-877-30-55	$10,000,000	$500,000

Excess Directors & Officers Liability Limit	AXIS Surplus	5/23/2010	5/23/2011	MLN739724/01/2010	$10,000,000	Excess of $ 10,000,000

Excess Directors & Officers Liability Limit	St. Paul Travelers	5/23/2010	5/23/2011	EC06100403	$10,000,000	Excess of $ 20,000,000

Excess Directors & Officers Liability Limit	ACE	5/23/2010	5/23/2011	DOXG23661822 002	$10,000,000	Excess of $ 30,000,000

D&O Side A DIC Limit	Hudson	5/23/2010	5/23/2011	HNO3032434052310	$10,000,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Property
Property (includes Fleet)	Lexington Ins. Co. (AIG)	11/27/2006	11/27/2007	8755586
Blanket Limit Per Occurrence					$25,000,000
Earthquake (All States/Prov.) Per occurrence & Annual Aggregate					Policy Limit
Flood Per occurrence & Annual Aggregate					Policy Limit
Windstorm Per occurrence & Annual Aggregate					Policy Limit
Extra Expense(1) except:					$2,500,000
Extra Expense					$1,500,000
Newly Acquired					$2,000,000
Locations (180 Days) Unscheduled					$1,000,000
Location(9) Debris Removal					$500,000,000 or 25% of loss, whichever is less
EDP Equipment & Media					$1,000,000
Valuable Papers & Records					$1,000,000
Accounts Receivable					$1,000,000
Off Premises Power Interruption					$5,000,000
Licensed Vehicles on Premises per occurrence					$1,000,000
Transit per occurrence					$1,000,000
Boiler & Machinery Sublimits
Expediting Expense					$1,000,000
Hazardous Substance					$1,000,000
Perishable					$1,000,000
Goods/Spoilage
Data Restoration					$1,000,000
Newly Acquired Locations (180 Days)					$2,000,000
Service Interruption					$1,000,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Deductibles per:
Policy All Perils Except:						$10,000
Fleet (Rental Equipment)						$500,000
Flood SHEZ (2)						5% of TIV @ each location, $500K Min.
Flood as the result of
Names Storm-All Locations						5% of TIV @ each location, $100K Min.
Flood Earthquake- States of CA & AK						5% of TIV @ each location, $25K Min. and $100K Max. 5% of TIV @ each location, $500K Min.
Earthquake- see appendix (3)						5% of TIV @ each location, $250K Min.
Wind-see appendix (4) Wind-All Other Service Interruption						5% of TIV, $250K Min. $100,000 24 Hour Waiting Period
Property(includes Fleet)	Fireman’s Fund	11/27/2007	11/27/2008	USA Policy No. MXI97125485
Blanket Limit Per Occurrence				CANADA Policy No. FU210542	$25,000,000
Earthquake (All States/Prov.) Per occurrence & Annual Aggregate					Policy Limit
Flood Per occurrence & Annual Aggregate					Policy Limit
Windstorm Per occurrence & Annual Aggregate					Policy Limit
Extra Expense:					$5,000,000
Newly Acquired Locations (180 Days)					$5,000,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Demolition and increased cost of Construction					$10,000,000
Debris Removal					$5,000,000 or 25% of the combined amount of Property Damage and Time Element Loss, whichever is less
EDP Equipment & Media					$5,000,000
Valuable Papers & Records					$5,000,000
Accounts Receivable					$5,000,000
Off Premises Power Interruption					$5,000,000
Licensed Vehicles on Premises per occurrence					$5,000,000
Transit per occurrence					$5,000,000
Civil Authority and Ingress/Egress					Thirty (30) Days per occurrence
Off Premises Property of Others in Insured’s Care Custody or Control					$2,500,000
Personal Property of the insured’s officers and employees while on the premises of the insured					$2,500,000
Employee Tools and Equipment and RSC Equipment on Service Trucks					$100,000
Fungus and Mold					$25,000
EDP Equipment at IBM Services Center Rochester NY					$1,800,000
Boiler & Machinery Sublimits
Limit Per Accident except					$25,000,000
Expediting Expense					$1,000,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Hazardous Substance					$1,000,000
Perishable Goods/Spoilage					$1,000,000
Data Restoration					$1,000,000
Newly Acquired Locations (180 Days)					$5,000,000
Off Premises Service Interruption					Included Per accident
Service Interruption					$100,000
Brands and Labels					$25,000
Data or Media					$1,000,000
Error or Omission					$100,000
Ordinance of Law					$100,000
Ammonia					$1,000,000
Contamination					$1,000,000
Water Damage

Deductibles per:
Policy All Perils except.						$10,000
Fleet (Rental Equipment)						$500,000
Rental Equip at RSC Locations						$10,000
Property In Transit						$10,000
Re-Rent of Equip of Others						$10,000
Off Premises Property of Others in Insured’s Care Custody or Control						$10,000
Employee Tools and						$2,500
Equipment and RSC
Equipment on Service
Trucks
Flood see appendix (1)						2% of TIV @ each location, $100K Min.
Flood as the result of Named Storm-All Locations						2% of TIV @ each location, $100K Min.
Flood						10000
Earthquake						10000
Earthquake-see appendix (2)						5% of TIV @ each location, $100K Min.

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Wind-see appendix (3)						2% of TIV, $100K Min.
Wind-All Other						$100,000
Service Interruption						24 Hour Waiting Period
CARGO	Firemen’s Fund	4/1/2007	4/1/2008	MXI97125485		$5,000
Property (Includes Fleet)	Lexington	11/27/2008	11/27/2009	USA Policy No. 8757618
Blanket Limit Per Occurrence				CANADA Policy No. 19652252	$25,000,000
Earthquake (All States/Prov.) Per occurrence & Annual Aggregate					Policy Limit
Flood Per occurrence & Annual Aggregate					Policy Limit
Windstorm Per occurrence & Annual Aggregate					Policy Limit
Extra Expense:					$5,000,000
Newly Acquired Locations (180 Days)					$5,000,000
Demolition and Increased cost of Construction					$10,000,000
Debris Removal					$5,000,000 or 25% of the combined amount of Property Damage and Time Element Loss, whichever is less
EDP Equipment & Media					$2,500,000
Valuable Papers & Records					$5,000,000
Accounts Receivable					$5,000,000
Off Premises Power Interruption					$5,000,000 excluding T&D lines
Licensed Vehicles on Premises per occurrence					$5,000,000
Transit per occurrence					$5,000,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Civil Authority and Ingress/Egress					Thirty (30) Days per occurrence
Off Premises Property of Others in Insured’s Care Custody or Control					$1,000,000
Personal Property of the insured’s officers and employees while on the premises of the insured					$1,000,000
Employee Tools and Equipment and RSC Equipment on Service Trucks					$100,000
Fungus and Mold
EDP Equipment at IBM Services Center Rochester NY					$1,800,000
Boiler & Machinery Sublimits
Limit Per Accident except					$25,000,000
Expediting Expense					$1,000,000
Hazardous Substance					$1,000,000
Perishable Goods/Spoilage					$1,000,000
Data Restoration					$1,000,000
Newly Acquired Locations (180 Days)					$5,000,000
Off Premises Service Interruption					Included Per Accident
Service Interruption					$1,000,000
Brands and Labels					$25,000
Data or Media					$1,000,000
Error or Omission					$100,000
Ordinance of Law					$100,000
Ammonia					$1,000,000
Contamination
Water Damage					$1,000,000
Deductibles per:
Policy All Perils except.						$10,000
Fleet (Rental Equipment)						$500,000
Rental Equip at RSC Locations						$10,000
Property In Transit						$50,000
Re-Rent of Equip of Others						$10,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Off Premises Property of Others in Insured’s Care Custody or Control						$10,000
Employee Tools and Equipment and RSC Equipment on Service Trucks						$2,500
Flood see appendix (1)						$25,000 except appendix (1)
Flood as the result of Named Storm-All Locations						5% of TIV @ each location, $100K Min.
Flood						25,000
Earthquake						25,000
Earthquake-see appendix (2)						5% of TIV @ each location or 3% of TIV, $100K Min.
Wind-see appendix (3)						5% of TIV, $100K Min.
Wind-All Other						$25,000
Service Interruption						24 Hour Waiting Period
Property (Includes Fleet)	Lexington	11/27/2009	11/27/2010	USA Policy No. 019946346
Blanket Limit Per Occurrence				CANADA Policy No. 19652252	$25,000,000
Earthquake (All States/Prov.) Per occurrence & Annual Aggregate					$25,000,000
Flood Per occurrence & Annual Aggregate					$25,000,000
Windstorm Per occurrence & Annual Aggregate
Extra Expense:					$5,000,000
Newly Acquired Locations (180 Days)					$5,000,000
Demolition and Increased cost of Construction					$10,000,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Debris Removal					$5,000,000 or 25% of the combined amount of Property Damage and Time Element Loss, whichever is less
EDP Equipment & Media all insured locations.					$5,000,000
EDP Equipment & Media @ IBM Service Center, Rochester, NY					$2,500,000
Valuable Papers & Records					$5,000,000
Accounts Receivable					$5,000,000
Off Premises Power Interruption					$5,000,000 excluding T&D lines
Licensed Vehicles on Premises per occurrence					$5,000,000
Transit per occurrence					$5,000,000
Civil Authority and Ingress/Egress					Thirty (30) Days per occurrence
Off Premises Property of Others in Insured’s Care Custody or Control					$2,500,000
Personal Property of the insured’s officers and employees while on the premises of the insured					$1,000,000
Employee Tools and Equipment and RSC Equipment on Service Trucks					$100,000
Fungus and Mold					$100,000
Boiler & Machinery Sublimits
Limit Per Accident except					$25,000,000
Expediting Expense					$2,500,000
Hazardous Substance					$2,500,000

		Effective	Expiration
Insurance Type	Insurer	Date	Date	Policy #	Limits	Deductible
Perishable Goods/Spoilage					$2,500,000
Data Restoration					$2,500,000
Newly Acquired Locations (180 Days)					$5,000,000
Off Premises Service Interruption					Included Per Accident
Service Interruption					$1,000,000
Brands and Labels					$1,000,000
Data or Media					$5,000,000
Error or Omission					$2,500,000
Ordinance of Law					$1,000,000
Ammonia					$1,000,000
Contamination Water Damage					$1,000,000
Deductibles per:
Policy All Perils except:						$10,000
Fleet (Rental Equipment)						$500,000
Rental Equip at RSC Locations						$10,000
Property In Transit						$50,000
Re-Rent of Equip of Others						$10,000
Off Premises Property of Others in Insured’s Care Custody or Control						$10,000
Employee Tools and Equipment and RSC Equipment on Service Trucks						$2,500
Flood see appendix (1)						$25,000 except appendix (1)
Flood as the result of Named Storm-All Locations						5% of TIV @ each location, $100K Min.
Flood						25,000
Earthquake						25,000
Earthquake-see appendix (2)						5% of TIV @ each location or 30% of TIV, $100K Min.
Wind-see appendix (3)						5% of TIV, $100K Min.
Wind-All Other						$10,000
Service Interruption						24 Hour Waiting Period

SCHEDULE 6.1(f)
to Credit Agreement
Schedule 6.1(f): Lien Searches

	UCC	PPSA	Judgment	Tax
RSC Holdings II, LLC	Delaware, SOS	N/A	Arizona, Maricopa County	Delaware, SOS (Federal)

	Arizona, Maricopa County		Arizona, Maricopa County Superior	Arizona, SOS (Federal and State)
Court

Arizona, Maricopa County (Federal and State)

RSC Holdings III, LLC	Delaware, SOS	N/A	Arizona, Maricopa County	Delaware, SOS (Federal)

	Arizona, Maricopa County		Arizona, Maricopa County Superior Court	Arizona, SOS (Federal and State)

RSC Equipment Rental, Inc.	Arizona, SOS	N/A		Arizona, SOS

RSC Equipment Rental of Canada Ltd.	District of Columbia, Recorder of Deeds	Ontario British Columbia	District of Columbia, Recorder of Deeds	District of Columbia, Recorder of Deeds (Federal and State)
		Alberta Saskatchewan	Ontario British Columbia Alberta Saskatchewan

SCHEDULE 8.3(j)
to Credit Agreement
Schedule 8.3(j): Permitted Liens
Capital Lease Liens
A.	Liens related to the Motor Vehicle Open Ended Operating Lease No. 0988 dated as of April 24, 2000 between DL Peterson Trust and RSC ($76,686,796.29 aggregate principal amount as of January 31, 2011).
Purchase Money Obligation Liens
A.	Liens related to purchase money obligations in favor of Ingersoll Rand ($3,362,103 aggregate principal amount as of January 31, 2011).

B.	Liens related to purchase money obligations in favor of John Deere ($21,740,989 aggregate principal amount as of January 31, 2011).

C.	Liens related to purchase money obligations in favor of Clark Equipment ($23,902,482 aggregate principal amount as of January 31, 2011).

D.	Liens related to purchase money obligations in favor of JCB Inc. ($344,289 aggregate principal amount as of January 31, 2011).

E.	Liens related to purchase money obligations in favor of CCA Financial, LLC ($0 aggregate principal amount as of January 31, 2011).

F.	Liens related to purchase money obligations in favor of Kubota Tractor Corp. ($57,762 aggregate principal amount as of January 31, 2011).
Judgment Liens
A.	Liens arising from judgments of less than $50,000 on an individual basis in respect of claims arising in the ordinary course of the business of Holdings and its Subsidiaries.

SCHEDULE 8.4(a)
to Credit Agreement
Schedule 8.4(a): Permitted Guarantee Obligations
Capital Lease Obligations
A.	Guarantee Obligations in respect of the Motor Vehicle Open Ended Operating Lease No. 0988 dated as of April 24, 2000 between DL Peterson Trust and RSC ($76,686,796.29 aggregate principal amount as of January 31, 2011).

SCHEDULE 8.6(j)
to Credit Agreement
Schedule 8.6(j): Permitted Asset Sales

	State	City	Address	Zip Code
1.	Florida	Ft. Pierce	3019 S. US Highway 1	34982
2.	Florida	Pensacola	5580 N. Pensacola Boulevard	32505
3.	Iowa	Muscatine	1303 Washington Street	52761

SCHEDULE 8.8(c)
to Credit Agreement
Schedule 8.8(c): Permitted Investments
None.

SCHEDULE 8.10(v)
to Credit Agreement
Schedule 8.10(v): Permitted Transactions with Affiliates
None.

SCHEDULE 8.11(b)
to Credit Agreement
Schedule 8.11(b): Sale and Leaseback Real Properties

	State	City	Address	Zip Code
1.	Florida	Ft. Pierce	3019 S. US Highway 1	34982
2.	Florida	Pensacola	5580 N. Pensacola Boulevard	32505
3.	Iowa	Muscatine	1303 Washington Street	52761